UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21714

MML Series Investment Fund II
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd, Enfield, CT 06082
(Address of principal executive offices)	(Zip code)
Richard J. Byrne
100 Bright Meadow Blvd, Enfield, CT 06082
(Name and address of agent for service)

Registrant’s telephone number, including area code:	860-562-1000

Date of fiscal year end:	12/31/2013

Date of reporting period:	6/30/2013

Item 1. Reports to Stockholders.

MML Series Investment Fund II
Semiannual Report

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

This semiannual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2013

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Richard J. Byrne

“Thank you for your continued confidence in MassMutual. We are committed to helping you plan for a more financially secure future by giving you the information you need to make the choices that are appropriate for you, regardless of current market conditions.”

June 30, 2013

Welcome to the MML Series Investment Fund II Semiannual Report covering the six months ended June 30, 2013. Stocks in the United States and in foreign developed markets advanced during the first half of the year, and U.S. bonds and emerging-market equities declined. The actions and comments of central bankers across the globe kept the attention of investors and helped drive choppier stock markets and rising interest rates later in the period. The U.S. economy continued its somewhat unsteady recovery in the midst of government spending cuts mandated by sequestration – the automatic, across-the-board series of spending cuts to government agencies – and ongoing caution among business owners. Housing and unemployment mainly improved throughout the period, but U.S. gross domestic product (“GDP”) figures, which indicated higher rates of growth early in the period, underwent substantial downward revisions later. (GDP measures the total value of goods and services produced in a country.) Through it all, consumer confidence numbers reached their highest levels since mid-2007, and inflation remained in check. Elsewhere in the world, the ongoing recession in the euro zone and a March banking crisis in Cyprus kept investors wary. Looking to the Far East, China continued to struggle, while Japan made some headway against its economic challenges. Against this backdrop, two key commodities headed in different directions. The price of oil rose from slightly less than $92 a barrel at the beginning of the period to more than $96 at the end, taking a volatile route along the way. The price of gold continued its substantial decline, starting 2013 at around $1,676 an ounce and dropping to less than $1,224 by the end of the period.

Key events that defined the period

In the United States, encouraging pockets of economic strength and the Federal Reserve’s (the “Fed”) ongoing Quantitative Easing (“QE”) program gave investors reason for optimism, despite the challenges brought about by the “fiscal cliff” and sequestration. Late on January 1, 2013, congressional votes to avert the fiscal cliff were finally confirmed. (Fiscal cliff is the term for a combination of tax hikes and spending cuts that were set to take effect early in 2013 unless an alternate plan could be agreed upon by congress and the president.) The agreement prevented broad escalation of income taxes for most Americans except top-bracket individual filers.

In February, equity investors focused on the specter of sequestration, which was set to go into effect March 1, 2013. Ultimately, however, in March, the U.S. Congress passed a stopgap spending bill to keep the federal government running through September 2013. Also in March, the Department of Labor reported that the U.S. unemployment rate fell to its lowest level since December 2008, and the Fed continued its commitment to keep the federal funds rate between 0% and 0.25% and announced its continuation of the $85 billion per month bond-buying QE program. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.) In April, Commerce Department reports indicated that the U.S. economy rebounded in the first quarter of 2013 after a lackluster fourth quarter. The agency estimated first-quarter 2013 GDP growth to be at a level of 2.5%, versus fourth-quarter 2012 GDP growth of 0.4% – although the 2.5% figure was ultimately revised downward to a final 1.8% in June.

In May, the first signs emerged that QE could soon be scaled back when Fed Chairman Bernanke alluded to a possible “tapering down” of monthly Fed bond purchases in the near term – and minutes from the Fed’s May 1 meeting indicated other Fed officials supported the move. The day of the release, the Dow Jones Industrial AverageSM (the “Dow”) reversed its triple-digit point gain to post a loss of 0.80% for the day. The markets subsequently posted declines in each of the last two weeks of May and the yields of U.S. Treasury securities increased across the board as their prices fell. (Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.) That same month, the U.S. unemployment rate fell to 7.5%, marking a four-year low. In June, the unemployment rate ticked up slightly to 7.6%, as more

(Continued)

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

individuals entered the job market. Stock and bond markets sold off sharply in mid-June and drove interest rates higher on lingering concerns that QE would end sooner than expected. Stocks rose again as the period drew to a close when the Department of Labor released the final downward revision of first-quarter GDP. The weaker-than-expected growth figure drove shares higher on investor expectations that the Fed would continue QE a while longer.

In news from around the world, the Japanese Cabinet approved a ¥20 trillion (yen) ($224 billion) stimulus package in January 2013, which was expected to create 600,000 jobs and help repair tsunami-ravaged coastland. In February, uncertainty over Italian elections led to a hung parliament, which struck fresh fears into the euro zone. In late March, resolution came to the Cyprus banking crisis – although the deal restricted Cyprus’s financial industry and limited its status as an offshore tax haven. China sent mixed economic signals in the first part of 2013, but April reports were clear the country was in a slowdown. Also in April, the Bank of Japan announced plans to double the country’s monetary base over the next two years through its own bond-buying program in an effort to boost its economy. The announcement accelerated the already rallying Japanese stock market, which continued to advance well into May – but declined along with U.S. stocks in the wake of Fed chairman Bernanke’s comments about the possible end of QE. In June, consumer sentiment in the euro zone improved, despite the region’s continued recession, and the European Central Bank reaffirmed its commitment to stimulative monetary policy. Following a precipitous fall in late May into mid-June, Japanese stocks rallied on encouraging signs attributable to the country’s economic reforms, and China’s woes increased.

The major stock indexes in the U.S. advanced for the six months ended June 30, 2013, outperforming most international competitors. The Russell 2000® Index, a benchmark of small-cap stocks, led the gainers with a 15.86% advance, while the Dow, a measure of blue-chip domestic stock performance, gained 15.20%. The S&P 500® Index, a measure of large-cap stock performance, also turned in a double-digit advance of 13.82%. The NASDAQ Composite® Index, an indicator of technology stock performance, returned 12.71% for the six months. In international equities, the MSCI EAFE® Index, a benchmark measuring foreign developed-market stocks, posted a 4.10% gain; while the MSCI® Emerging Markets Index, a benchmark of emerging stock markets, lost 9.57%. Fixed-income investments in the U.S. significantly lagged equity counterparts during the period, with the Barclays U.S. Aggregate Bond Index losing 2.44% during the period.*

Keeping it in perspective

The economic and market events that characterized the first six months of 2013 offer an excellent reminder that investing environments can be unpredictable and that it is important for investors to maintain perspective. We believe it is unwise for investors to use short-term performance to justify major deviations from their long-term plan. In the end, we believe you may be more successful if you focus on maintaining a solid, systematic individual investment plan that reflects your long-term objectives, risk tolerance, and the amount of time you have to invest.**

Thank you for your continued confidence in MassMutual. We are committed to help you plan for a more financially secure future by giving you the information you need to make the choices that are appropriate for you, regardless of current market conditions. If you work with a financial professional and have not met with him or her recently, you may wish to consider scheduling some time to review your retirement investment strategy in order to assess whether or not your current investments are compatible with your long-term financial goals.

Sincerely,

Richard J. Byrne

President

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

**	Systematic investing does not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 7/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund II – Portfolio Summaries (Unaudited)

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests across different asset classes (equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Blend Fund Portfolio Characteristics (% of Net Assets) on 6/30/13

Common Stock	62.8%
Corporate Debt	15.1%
U.S. Government Agency Obligations and Instrumentalities	9.4%
Non-U.S. Government Agency Obligations	4.8%
U.S. Treasury Obligations	3.0%
Sovereign Debt Obligations	0.3%
Municipal Obligations	0.3%
Preferred Stock	0.1%

Total Long-Term Investments	95.8%
Short-Term Investments and Other Assets and Liabilities	4.2%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?

The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s two subadvisers are OppenheimerFunds, Inc. (OFI), which managed approximately 51% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which was responsible for approximately 49% of the Fund’s portfolio, as of June 30, 2013.

MML Equity Fund Largest Holdings (% of Net Assets) on 6/30/13

General Electric Co.	2.7%
Citigroup, Inc.	2.6%
JP Morgan Chase & Co.	2.3%
Pfizer, Inc.	1.9%
Chevron Corp.	1.8%
Cisco Systems, Inc.	1.7%
UnitedHealth Group, Inc.	1.7%
Lowe’s Cos., Inc.	1.6%
MetLife, Inc.	1.6%
Bank of America Corp.	1.5%

19.4%

MML Equity Fund Sector Table (% of Net Assets) on 6/30/13

Financial	25.3%
Consumer, Non-cyclical	18.8%
Energy	12.4%
Industrial	11.8%
Communications	11.2%
Consumer, Cyclical	8.1%
Technology	6.6%
Utilities	4.1%
Basic Materials	1.1%
Mutual Funds	0.6%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Managed Bond Fund Portfolio Characteristics (% of Net Assets) on 6/30/13

Corporate Debt	41.5%
U.S. Government Agency Obligations and Instrumentalities	28.5%
Non-U.S. Government Agency Obligations	14.0%
U.S. Treasury Obligations	13.9%
Sovereign Debt Obligations	0.9%
Municipal Obligations	0.9%
Preferred Stock	0.2%

Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Money Market Fund, and who is the Fund’s subadviser?

The Fund’s investment objectives are to achieve the preservation of capital, liquidity, and high current income. These objectives are of equal importance. The Fund invests in high quality U.S. dollar-denominated debt instruments of domestic and foreign issuers. It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Money Market Fund Asset Allocation (% of Net Assets) on 06/30/2013
Commercial Paper	82.3%
U.S. Government Obligations	7.6%
Corporate Debt	5.1%
Discount Notes	2.5%
U.S. Treasury Bills	1.5%
Time Deposits	0.0%

Total Short-Term Investments	99.0%
Other Assets and Liabilities	1.0%

Net Assets	100.0%

MML Blend Fund – Portfolio of Investments

June 30, 2013 (Unaudited)

	Number of Shares	Value
EQUITIES — 62.9%

COMMON STOCK — 62.8%
Basic Materials — 1.8%
Chemicals — 1.3%
Air Products & Chemicals, Inc.	2,895	$265,095
Airgas, Inc.	72	6,873
CF Industries Holdings, Inc.	7,328	1,256,752
The Dow Chemical Co.	35,773	1,150,817
E.I. du Pont de Nemours & Co.	9,960	522,900
Eastman Chemical Co.	770	53,908
Ecolab, Inc.	2,222	189,292
International Flavors & Fragrances, Inc.	2,660	199,926
LyondellBasell Industries NV Class A	22,500	1,490,850
Monsanto Co.	13,174	1,301,591
The Mosaic Co.	9,300	500,433
PPG Industries, Inc.	6,499	951,519
Praxair, Inc.	306	35,239
The Sherwin-Williams Co.	613	108,256
Sigma-Aldrich Corp.	1,346	108,164

		8,141,615

Forest Products & Paper — 0.1%
International Paper Co.	20,387	903,348
MeadWestvaco Corp.	387	13,201

		916,549

Iron & Steel — 0.1%
Allegheny Technologies, Inc.	45	1,184
Cliffs Natural Resources, Inc.	27,946	454,123
Nucor Corp.	2,356	102,062
United States Steel Corp.	2,642	46,314

		603,683

Mining — 0.3%
Alcoa, Inc.	83,426	652,391
Freeport-McMoRan Copper & Gold, Inc.	21,164	584,338
Newmont Mining Corp.	11,970	358,501
Vulcan Materials Co.	2,365	114,490

		1,709,720

		11,371,567

Communications — 7.4%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	2,722	39,605
Omnicom Group, Inc.	4,547	285,870

		325,475

Internet — 1.4%
Akamai Technologies, Inc. (a)	3,326	141,521
Amazon.com, Inc. (a)	350	97,192

	Number of Shares	Value
eBay, Inc. (a)	677	$35,015
Expedia, Inc.	6,067	364,930
F5 Networks, Inc. (a)	770	52,976
Google, Inc. Class A (a)	5,980	5,264,613
Netflix, Inc. (a)	1,489	314,313
Priceline.com, Inc. (a)	811	670,802
Symantec Corp.	28,855	648,372
TripAdvisor, Inc. (a)	67	4,078
VeriSign, Inc. (a)	5,591	249,694
Yahoo!, Inc. (a)	38,429	964,952

		8,808,458

Media — 2.7%
Cablevision Systems Corp. Class A	5,300	89,146
CBS Corp. Class B	20,657	1,009,508
Comcast Corp. Class A	97,212	4,071,239
DIRECTV (a)	14,928	919,863
Discovery Communications, Inc. Series A (a)	5,900	455,539
Gannett Co., Inc.	24,012	587,334
The McGraw-Hill Financial, Inc.	8,548	454,668
News Corp. (a)	61,467	2,003,824
Scripps Networks Interactive Class A	11,772	785,899
Time Warner Cable, Inc.	7,156	804,907
Time Warner, Inc.	37,315	2,157,553
Viacom, Inc. Class B	16,810	1,143,920
The Walt Disney Co.	38,012	2,400,458
The Washington Post Co. Class B	112	54,182

		16,938,040

Telecommunications — 3.2%
AT&T, Inc.	138,409	4,899,679
CenturyLink, Inc.	22,728	803,435
Cisco Systems, Inc.	218,842	5,320,049
Corning, Inc.	57,667	820,601
Crown Castle International Corp. (a)	700	50,673
Frontier Communications Corp.	275,856	1,117,217
Harris Corp.	14,470	712,647
JDS Uniphase Corp. (a)	23	331
Juniper Networks, Inc. (a)	9,089	175,508
Motorola Solutions, Inc.	6,937	400,473
QUALCOMM, Inc.	16,000	977,280
Sprint Nextel Corp. (a)	106,573	748,142
Verizon Communications, Inc.	79,855	4,019,901
Windstream Corp.	10,456	80,616

		20,126,552

		46,198,525

Consumer, Cyclical — 5.4%
Airlines — 0.1%
Southwest Airlines Co.	66,283	854,388

Apparel — 0.3%
Nike, Inc. Class B	21,482	1,367,974

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ralph Lauren Corp.	2,040	$354,430
VF Corp.	990	191,129

		1,913,533

Auto Manufacturers — 0.4%
Ford Motor Co.	114,613	1,773,063
General Motors Co. (a)	24,800	826,088
Paccar, Inc.	22	1,181

		2,600,332

Automotive & Parts — 0.3%
BorgWarner, Inc. (a)	1,900	163,685
Delphi Automotive PLC	13,800	699,522
The Goodyear Tire & Rubber Co. (a)	28,151	430,429
Johnson Controls, Inc.	8,672	310,371

		1,604,007

Distribution & Wholesale — 0.1%
Fastenal Co.	82	3,760
Genuine Parts Co.	5,134	400,811
W.W. Grainger, Inc.	1,212	305,642

		710,213

Entertainment — 0.2%
International Game Technology	55,791	932,268

Home Builders — 0.1%
D.R. Horton, Inc.	4,347	92,504
Lennar Corp. Class A	2,100	75,684
PulteGroup, Inc. (a)	37,773	716,554

		884,742

Home Furnishing — 0.1%
Harman International Industries, Inc.	1,869	101,300
Whirlpool Corp.	3,753	429,193

		530,493

Housewares — 0.0%
Newell Rubbermaid, Inc.	5,738	150,622

Leisure Time — 0.0%
Carnival Corp.	364	12,481
Harley-Davidson, Inc.	4,802	263,246

		275,727

Lodging — 0.4%
Marriott International, Inc. Class A	5,269	212,709
Starwood Hotels & Resorts Worldwide, Inc.	13,115	828,737
Wyndham Worldwide Corp.	4,709	269,496
Wynn Resorts Ltd.	6,658	852,224

		2,163,166

Retail — 3.3%
Abercrombie & Fitch Co. Class A	19,734	892,963
AutoNation, Inc. (a)	499	21,652
AutoZone, Inc. (a)	614	260,146
Bed Bath & Beyond, Inc. (a)	2,764	195,968

	Number of Shares	Value
Best Buy Co., Inc.	4,292	$117,300
Coach, Inc.	1,020	58,232
Costco Wholesale Corp.	5,796	640,864
CVS Caremark Corp.	37,064	2,119,319
Darden Restaurants, Inc.	54	2,726
Dollar Tree, Inc. (a)	40	2,034
Family Dollar Stores, Inc.	35	2,181
GameStop Corp. Class A	16,851	708,248
The Gap, Inc.	10,190	425,229
The Home Depot, Inc.	59,507	4,610,007
J.C. Penney Co., Inc. (a)	29	495
Kohl’s Corp.	6,330	319,728
L Brands, Inc.	4,350	214,237
Lowe’s Cos., Inc.	32,095	1,312,685
Macy’s, Inc.	21,451	1,029,648
McDonald’s Corp.	4,570	452,430
Nordstrom, Inc.	4,008	240,239
O’Reilly Automotive, Inc. (a)	1,633	183,908
PetSmart, Inc.	3,900	261,261
PVH Corp.	20	2,501
Ross Stores, Inc.	1,492	96,697
Staples, Inc.	38,065	603,711
Starbucks Corp.	13,477	882,609
Target Corp.	16,686	1,148,998
Tiffany & Co.	2	146
The TJX Cos., Inc.	10,206	510,912
Urban Outfitters, Inc. (a)	1,000	40,220
Wal-Mart Stores, Inc.	21,222	1,580,827
Walgreen Co.	22,557	997,019
Yum! Brands, Inc.	6,635	460,071

		20,395,211

Textiles — 0.0%
Cintas Corp.	3,978	181,158

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	7,761	347,926
Mattel, Inc.	4,690	212,504

		560,430

		33,756,290

Consumer, Non-cyclical — 14.5%
Agriculture — 0.8%
Altria Group, Inc.	44,159	1,545,123
Archer-Daniels-Midland Co.	18,892	640,628
Lorillard, Inc.	5,712	249,500
Philip Morris International, Inc.	26,636	2,307,210
Reynolds American, Inc.	5,234	253,169

		4,995,630

Beverages — 1.4%
Brown-Forman Corp. Class B	6	405
The Coca-Cola Co.	86,030	3,450,663
Coca-Cola Enterprises, Inc.	23,778	836,035
Constellation Brands, Inc. Class A (a)	4,712	245,590

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Dr. Pepper Snapple Group, Inc.	7,204	$330,880
Molson Coors Brewing Co. Class B	12,233	585,471
Monster Beverage Corp. (a)	2,200	133,694
PepsiCo, Inc.	42,260	3,456,445

		9,039,183

Biotechnology — 0.9%
Alexion Pharmaceuticals, Inc. (a)	920	84,861
Amgen, Inc.	33,331	3,288,437
Biogen Idec, Inc. (a)	5,002	1,076,430
Celgene Corp. (a)	11,708	1,368,782
Life Technologies Corp. (a)	2,111	156,235

		5,974,745

Commercial Services — 1.2%
The ADT Corp.	3,000	119,550
Apollo Group, Inc. Class A (a)	82,354	1,459,313
Automatic Data Processing, Inc.	7,109	489,526
Equifax, Inc.	4,642	273,553
H&R Block, Inc.	12,963	359,723
Iron Mountain, Inc.	3,545	94,332
MasterCard, Inc. Class A	410	235,545
McKesson Corp.	7,405	847,873
Moody’s Corp.	11,130	678,151
Paychex, Inc.	5,164	188,589
Quanta Services, Inc. (a)	8,113	214,670
Robert Half International, Inc.	1,826	60,678
Total System Services, Inc.	2,307	56,475
Visa, Inc. Class A	10,378	1,896,580
Western Union Co.	46,688	798,832

		7,773,390

Cosmetics & Personal Care — 1.3%
Avon Products, Inc.	54,292	1,141,761
Colgate-Palmolive Co.	17,056	977,138
The Estee Lauder Cos., Inc. Class A	1,310	86,158
The Procter & Gamble Co.	75,129	5,784,182

		7,989,239

Foods — 1.4%
Campbell Soup Co.	5,524	247,420
ConAgra Foods, Inc.	3,574	124,840
General Mills, Inc.	22,162	1,075,522
The Hershey Co.	1,947	173,828
Hormel Foods Corp.	5,066	195,446
The J.M. Smucker Co.	3,705	382,171
Kellogg Co.	3,628	233,026
Kraft Foods Group, Inc.	27,958	1,562,013
The Kroger Co.	35,829	1,237,534
McCormick & Co., Inc.	161	11,328
Mondelez International, Inc. Class A	45,475	1,297,402
Safeway, Inc.	50,000	1,183,000
Sysco Corp.	4,234	144,633
Tyson Foods, Inc. Class A	16,001	410,906

	Number of Shares	Value
Whole Foods Market, Inc.	4,250	$218,790

		8,497,859

Health Care – Products — 2.2%
Baxter International, Inc.	11,961	828,538
Becton, Dickinson & Co.	6,106	603,456
Boston Scientific Corp. (a)	20,204	187,291
C.R. Bard, Inc.	1,212	131,720
CareFusion Corp. (a)	11,890	438,147
Covidien PLC	10,100	634,684
Intuitive Surgical, Inc. (a)	56	28,368
Johnson & Johnson	78,752	6,761,647
Medtronic, Inc.	50,448	2,596,559
St. Jude Medical, Inc.	9,391	428,511
Stryker Corp.	8,550	553,014
Varian Medical Systems, Inc. (a)	1,297	87,483
Zimmer Holdings, Inc.	6,515	488,234

		13,767,652

Health Care – Services — 0.9%
Aetna, Inc.	18,177	1,154,966
Cigna Corp.	8,292	601,087
DaVita HealthCare Partners, Inc. (a)	1,865	225,292
Humana, Inc.	7,094	598,592
Laboratory Corporation of America Holdings (a)	1,842	184,384
Quest Diagnostics, Inc.	2,209	133,932
Tenet Healthcare Corp. (a)	1,249	57,579
Thermo Fisher Scientific, Inc.	9,191	777,834
UnitedHealth Group, Inc.	12,164	796,499
WellPoint, Inc.	16,256	1,330,391

		5,860,556

Household Products — 0.4%
Avery Dennison Corp.	13,315	569,350
Beam, Inc.	863	54,464
The Clorox Co.	1,843	153,227
Kimberly-Clark Corp.	15,415	1,497,413

		2,274,454

Pharmaceuticals — 4.0%
Abbott Laboratories	64,222	2,240,063
AbbVie, Inc.	70,422	2,911,245
Actavis, Inc. (a)	3,516	443,789
Allergan, Inc.	7,115	599,368
AmerisourceBergen Corp.	12,907	720,598
Bristol-Myers Squibb Co.	10,667	476,708
Cardinal Health, Inc.	12,578	593,682
DENTSPLY International, Inc.	1,356	55,542
Eli Lilly & Co.	50,414	2,476,336
Express Scripts Holding Co. (a)	27,601	1,702,706
Forest Laboratories, Inc. (a)	316	12,956
Gilead Sciences, Inc. (a)	19,670	1,007,301
Hospira, Inc. (a)	2,317	88,764
Mead Johnson Nutrition Co.	3,412	270,333

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Merck & Co., Inc.	74,683	$3,469,025
Mylan, Inc. (a)	14,147	438,981
Patterson Cos., Inc.	3,086	116,034
Perrigo Co.	210	25,410
Pfizer, Inc.	269,441	7,547,042
Zoetis, Inc.	21	636

		25,196,519

		91,369,227

Diversified — 0.1%
Holding Company – Diversified — 0.1%
Leucadia National Corp.	12,537	328,720

Energy — 6.2%
Coal — 0.0%
CONSOL Energy, Inc.	1,081	29,295
Peabody Energy Corp.	8,276	121,161

		150,456

Energy – Alternate Sources — 0.2%
First Solar, Inc. (a)	34,600	1,547,658

Oil & Gas — 5.5%
Anadarko Petroleum Corp.	14,838	1,275,029
Apache Corp.	3,821	320,314
Cabot Oil & Gas Corp.	3,574	253,825
Chesapeake Energy Corp.	8,290	168,950
Chevron Corp.	51,818	6,132,142
ConocoPhillips	41,139	2,488,910
Denbury Resources, Inc. (a)	8,374	145,038
Devon Energy Corp.	5,147	267,026
Diamond Offshore Drilling, Inc.	4,678	321,800
Ensco PLC Class A	19,600	1,139,152
EOG Resources, Inc.	3,384	445,605
EQT Corp.	2,797	221,998
Exxon Mobil Corp.	113,337	10,239,998
Helmerich & Payne, Inc.	15,000	936,750
Hess Corp.	8,632	573,942
Marathon Oil Corp.	16,727	578,420
Marathon Petroleum Corp.	18,713	1,329,746
Murphy Oil Corp.	4,311	262,497
Nabors Industries Ltd.	62,965	963,994
Newfield Exploration Co. (a)	2,100	50,169
Noble Corp.	11,000	413,380
Noble Energy, Inc.	6,256	375,610
Occidental Petroleum Corp.	5,315	474,257
Phillips 66	40,769	2,401,702
Pioneer Natural Resources Co.	1	145
QEP Resources, Inc.	89	2,472
Range Resources Corp.	99	7,655
Rowan Cos. PLC Class A (a)	5,299	180,537
Southwestern Energy Co. (a)	6,500	237,445
Tesoro Corp.	26,787	1,401,496
Valero Energy Corp.	28,900	1,004,853
WPX Energy, Inc. (a)	3,382	64,055

		34,678,912

	Number of Shares	Value
Oil & Gas Services — 0.3%
Baker Hughes, Inc.	8,131	$375,083
Cameron International Corp. (a)	6	367
FMC Technologies, Inc. (a)	40	2,227
Halliburton Co.	17,767	741,239
National Oilwell Varco, Inc.	394	27,147
Schlumberger Ltd.	9,964	714,020

		1,860,083

Pipelines — 0.2%
Kinder Morgan, Inc.	4,438	169,310
ONEOK, Inc.	1,200	49,572
Spectra Energy Corp.	20,264	698,297
The Williams Cos., Inc.	2,148	69,746

		986,925

		39,224,034

Financial — 11.5%
Banks — 3.2%
Bank of America Corp.	307,898	3,959,568
Bank of New York Mellon Corp.	30,007	841,696
BB&T Corp.	6,066	205,516
Capital One Financial Corp.	21,642	1,359,334
Comerica, Inc.	8,521	339,392
Fifth Third Bancorp	40,021	722,379
Huntington Bancshares, Inc.	18,600	146,568
KeyCorp	39,364	434,579
M&T Bank Corp.	3,565	398,389
Northern Trust Corp.	3,859	223,436
PNC Financial Services Group, Inc.	23,718	1,729,517
Regions Financial Corp.	75,715	721,564
State Street Corp.	18,576	1,211,341
SunTrust Banks, Inc.	23,400	738,738
U.S. Bancorp	36,802	1,330,392
Wells Fargo & Co.	128,916	5,320,363
Zions Bancorp	11,541	333,304

		20,016,076

Diversified Financial — 3.9%
American Express Co.	22,749	1,700,715
Ameriprise Financial, Inc.	11,736	949,208
BlackRock, Inc.	3,350	860,447
The Charles Schwab Corp.	9,412	199,817
Citigroup, Inc.	119,851	5,749,252
CME Group, Inc.	3,390	257,572
Discover Financial Services	21,883	1,042,506
E*TRADE Financial Corp. (a)	61	772
Franklin Resources, Inc.	4,629	629,637
The Goldman Sachs Group, Inc.	21,760	3,291,200
IntercontinentalExchange, Inc. (a)	26	4,622
Invesco Ltd.	13,912	442,402
JP Morgan Chase & Co.	121,322	6,404,588
Legg Mason, Inc.	526	16,311
Morgan Stanley	35,197	859,863

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The NASDAQ OMX Group, Inc.	4,945	$162,147
NYSE Euronext	8,932	369,785
SLM Corp.	50,191	1,147,366
T. Rowe Price Group, Inc.	2,606	190,629

		24,278,839

Insurance — 3.9%
ACE Ltd.	11,400	1,020,072
Aflac, Inc.	13,272	771,369
The Allstate Corp.	15,835	761,980
American International Group, Inc. (a)	53,546	2,393,506
Aon PLC	7,535	484,877
Assurant, Inc.	10,596	539,442
Berkshire Hathaway, Inc. Class B (a)	59,216	6,627,455
The Chubb Corp.	11,120	941,308
Cincinnati Financial Corp.	12,019	551,672
Genworth Financial, Inc. Class A (a)	58,629	668,957
The Hartford Financial Services Group, Inc.	21,852	675,664
Lincoln National Corp.	15,051	548,910
Loews Corp.	3,883	172,405
Marsh & McLennan Cos., Inc.	10,513	419,679
MetLife, Inc.	37,190	1,701,814
Principal Financial Group, Inc.	20,029	750,086
The Progressive Corp.	15,014	381,656
Prudential Financial, Inc.	16,327	1,192,361
Torchmark Corp.	6,355	413,965
The Travelers Cos., Inc.	16,597	1,326,432
Unum Group	30,631	899,633
XL Group PLC	43,188	1,309,460

		24,552,703

Real Estate — 0.0%
CBRE Group, Inc. (a)	5,487	128,176

Real Estate Investment Trusts (REITS) — 0.5%
American Tower Corp.	689	50,414
Apartment Investment & Management Co. Class A	885	26,585
AvalonBay Communities, Inc.	981	132,347
Boston Properties, Inc.	623	65,708
Equity Residential	956	55,505
HCP, Inc.	8,935	406,007
Health Care REIT, Inc.	2,572	172,401
Host Hotels & Resorts, Inc.	16,937	285,727
Kimco Realty Corp.	7,667	164,304
The Macerich Co.	2,400	146,328
Plum Creek Timber Co., Inc.	3,563	166,285
Prologis, Inc.	12,038	454,073
Public Storage	183	28,059
Simon Property Group, Inc.	1,275	201,348
Ventas, Inc.	4,325	300,415
Vornado Realty Trust	373	30,903
Weyerhaeuser Co.	15,226	433,789

		3,120,198

	Number of Shares	Value
Savings & Loans — 0.0%
Hudson City Bancorp, Inc.	8,930	$81,799
People’s United Financial, Inc.	5,451	81,220

		163,019

		72,259,011

Industrial — 6.0%
Aerospace & Defense — 1.4%
The Boeing Co.	15,442	1,581,879
General Dynamics Corp.	12,022	941,683
L-3 Communications Holdings, Inc.	11,020	944,855
Lockheed Martin Corp.	7,855	851,953
Northrop Grumman Corp.	14,618	1,210,370
Raytheon Co.	16,559	1,094,881
Rockwell Collins, Inc.	2,268	143,814
United Technologies Corp.	23,610	2,194,314

		8,963,749

Building Materials — 0.0%
Masco Corp.	6,625	129,121

Electrical Components & Equipment — 0.1%
Emerson Electric Co.	14,069	767,323
Molex, Inc.	2,194	64,372

		831,695

Electronics — 0.3%
Agilent Technologies, Inc.	3,063	130,974
Amphenol Corp. Class A	1,532	119,404
FLIR Systems, Inc.	6,652	179,404
Garmin Ltd.	1,000	36,160
Jabil Circuit, Inc.	21,347	435,052
PerkinElmer, Inc.	1,020	33,150
TE Connectivity Ltd.	13,600	619,344
Waters Corp. (a)	1,050	105,053

		1,658,541

Engineering & Construction — 0.2%
Fluor Corp.	11,209	664,806
Jacobs Engineering Group, Inc. (a)	7,520	414,577

		1,079,383

Environmental Controls — 0.3%
Republic Services, Inc.	19,837	673,268
Stericycle, Inc. (a)	97	10,712
Waste Management, Inc.	21,673	874,072

		1,558,052

Hand & Machine Tools — 0.0%
Snap-on, Inc.	1,671	149,354
Stanley Black & Decker, Inc.	1,929	149,112

		298,466

Machinery – Construction & Mining — 0.1%
Caterpillar, Inc.	4,215	347,695
Ingersoll-Rand PLC	6,500	360,880

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Joy Global, Inc.	2,500	$121,325

		829,900

Machinery – Diversified — 0.2%
Cummins, Inc.	2,405	260,846
Deere & Co.	1,350	109,687
Flowserve Corp.	4,770	257,628
Rockwell Automation, Inc.	3,933	326,990
Roper Industries, Inc.	2,633	327,071
Xylem, Inc.	3,355	90,384

		1,372,606

Manufacturing — 2.2%
3M Co.	5,402	590,709
Danaher Corp.	11,756	744,155
Dover Corp.	8,973	696,843
Eaton Corp. PLC	10,866	715,091
General Electric Co.	336,086	7,793,834
Honeywell International, Inc.	17,482	1,387,022
Illinois Tool Works, Inc.	14,555	1,006,769
Leggett & Platt, Inc.	2,786	86,617
Pall Corp.	2,761	183,413
Parker Hannifin Corp.	3,948	376,639
Pentair Ltd.	623	35,941
Textron, Inc.	7,472	194,646
Tyco International Ltd.	7,800	257,010

		14,068,689

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.	6	1,356

Packaging & Containers — 0.2%
Ball Corp.	3,302	137,165
Bemis Co., Inc.	5,796	226,855
Owens-Illinois, Inc. (a)	17,416	483,991
Sealed Air Corp.	4,853	116,229

		964,240

Transportation — 1.0%
C.H. Robinson Worldwide, Inc.	220	12,388
CSX Corp.	43,407	1,006,608
Expeditors International of Washington, Inc.	26	988
FedEx Corp.	3,740	368,689
Norfolk Southern Corp.	9,313	676,590
Ryder System, Inc.	8,838	537,262
Union Pacific Corp.	18,896	2,915,275
United Parcel Service, Inc. Class B	7,030	607,955

		6,125,755

		37,881,553

Technology — 8.1%
Computers — 3.7%
Accenture PLC Class A	12,500	899,500
Apple, Inc.	20,681	8,191,330

	Number of Shares	Value
Cognizant Technology Solutions Corp. Class A (a)	2,578	$161,409
Computer Sciences Corp.	34,426	1,506,826
Dell, Inc.	50,031	667,914
EMC Corp.	46,224	1,091,811
Hewlett-Packard Co.	104,074	2,581,035
International Business Machines Corp.	23,790	4,546,507
NetApp, Inc. (a)	19,098	721,522
SanDisk Corp. (a)	6,403	391,223
Seagate Technology PLC	27,900	1,250,757
Teradata Corp. (a)	986	49,527
Western Digital Corp.	21,552	1,338,164

		23,397,525

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc.	66,989	983,399
Xerox Corp.	76,245	691,542

		1,674,941

Semiconductors — 1.2%
Advanced Micro Devices, Inc. (a)	657	2,681
Altera Corp.	1,086	35,827
Analog Devices, Inc.	4,354	196,191
Applied Materials, Inc.	27,039	403,151
Broadcom Corp. Class A	16,464	555,825
Intel Corp.	97,923	2,371,695
KLA-Tencor Corp.	8,689	484,238
Lam Research Corp. (a)	2,223	98,568
Linear Technology Corp.	17,105	630,148
LSI Corp. (a)	139,728	997,658
Microchip Technology, Inc.	4,221	157,232
Micron Technology, Inc. (a)	23,217	332,700
NVIDIA Corp.	33,326	467,564
Teradyne, Inc. (a)	50	879
Texas Instruments, Inc.	23,774	828,999
Xilinx, Inc.	2,756	109,165

		7,672,521

Software — 2.9%
Adobe Systems, Inc. (a)	7,840	357,190
Autodesk, Inc. (a)	2,937	99,682
BMC Software, Inc. (a)	13,612	614,446
CA, Inc.	28,173	806,593
Cerner Corp. (a)	2,100	201,789
Citrix Systems, Inc. (a)	577	34,810
The Dun & Bradstreet Corp.	8,996	876,660
Electronic Arts, Inc. (a)	3,737	85,839
Fidelity National Information Services, Inc.	18,200	779,688
Fiserv, Inc. (a)	2,138	186,883
Intuit, Inc.	3,450	210,553
Microsoft Corp.	215,495	7,441,042
Oracle Corp.	167,957	5,159,639

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Red Hat, Inc. (a)	521	$24,914
SAIC, Inc.	92,078	1,282,647
Salesforce.com, Inc. (a)	144	5,498

		18,167,873

		50,912,860

Utilities — 1.8%
Electric — 1.7%
The AES Corp.	20,587	246,838
Ameren Corp.	860	29,618
American Electric Power Co., Inc.	18,485	827,758
CenterPoint Energy, Inc.	10,631	249,722
CMS Energy Corp.	7,903	214,725
Consolidated Edison, Inc.	5,382	313,824
Dominion Resources, Inc.	3,716	211,143
DTE Energy Co.	8,860	593,709
Duke Energy Corp.	5,790	390,825
Edison International	8,026	386,532
Entergy Corp.	8,098	564,269
Exelon Corp.	26,940	831,907
FirstEnergy Corp.	11,380	424,929
Integrys Energy Group, Inc.	1,254	73,397
NextEra Energy, Inc.	15,730	1,281,680
Northeast Utilities	8,612	361,876
NRG Energy, Inc.	14,800	395,160
Pepco Holdings, Inc.	5,243	105,699
PG&E Corp.	9,816	448,886
Pinnacle West Capital Corp.	7,896	437,991
PPL Corp.	22,418	678,369
Public Service Enterprise Group, Inc.	18,724	611,526
SCANA Corp.	4,747	233,078
The Southern Co.	12,622	557,009
TECO Energy, Inc.	1,095	18,823
Wisconsin Energy Corp.	4,382	179,618
Xcel Energy, Inc.	17,972	509,327

		11,178,238

Gas — 0.1%
AGL Resources, Inc.	6,962	298,391
NiSource, Inc.	713	20,420
Sempra Energy	561	45,868

		364,679

		11,542,917

TOTAL COMMON STOCK (Cost $261,196,852)		394,844,704

PREFERRED STOCK — 0.1%
Consumer, Cyclical — 0.0%
Retail — 0.0%
Orchard Supply Hardware Stores Corp. Series A (a)	29	4

	Number of Shares	Value
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp. 5.100%	20,000	$511,800

TOTAL PREFERRED STOCK (Cost $500,040)		511,804

TOTAL EQUITIES (Cost $261,696,892)		395,356,508

	Principal Amount
BONDS & NOTES — 32.9%

CORPORATE DEBT — 15.1%
Advertising — 0.1%
The Interpublic Group of Cos., Inc. 2.250% 11/15/17	$200,000	194,359
WPP Finance 8.000% 9/15/14	430,000	464,061
WPP Finance 2010 4.750% 11/21/21	85,000	87,917

		746,337

Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc. (b) 6.375% 6/01/19	255,000	295,266
Exelis, Inc. 4.250% 10/01/16	315,000	332,124
L-3 Communications Corp. 4.750% 7/15/20	25,000	26,220
United Technologies Corp. 6.125% 7/15/38	80,000	97,521

		751,131

Agriculture — 0.1%
Altria Group, Inc. 2.850% 8/09/22	195,000	180,312
Altria Group, Inc. 4.250% 8/09/42	105,000	89,602
Bunge Ltd. Finance Corp. 3.200% 6/15/17	225,000	230,183
Philip Morris International, Inc. 6.375% 5/16/38	35,000	41,596

		541,693

Auto Manufacturers — 0.1%
Daimler Finance NA LLC (b) 2.625% 9/15/16	200,000	205,267
Volvo Treasury AB (b) 5.950% 4/01/15	500,000	537,445

		742,712

Automotive & Parts — 0.1%
Lear Corp. 8.125% 3/15/20	280,000	306,600

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lear Corp. (b) 4.750% 1/15/23	$75,000	$71,250

		377,850

Banks — 1.0%
Associated Banc-Corp. 5.125% 3/28/16	350,000	376,758
Bank of America Corp. 3.625% 3/17/16	200,000	208,922
Bank of America Corp. 4.500% 4/01/15	175,000	183,562
Bank of America Corp. 5.875% 2/07/42	95,000	106,211
Bank of America Corp. Series L 5.650% 5/01/18	360,000	399,954
Capital One Financial Corp. 2.125% 7/15/14	125,000	126,465
Capital One Financial Corp. 7.375% 5/23/14	170,000	179,665
Credit Suisse AG 5.400% 1/14/20	365,000	395,456
Credit Suisse New York 5.500% 5/01/14	125,000	130,094
Discover Bank 2.000% 2/21/18	250,000	241,970
Export-Import Bank of Korea 1.750% 2/27/18	55,000	51,824
Export-Import Bank of Korea 4.000% 1/11/17	200,000	209,278
First Horizon National Corp. 5.375% 12/15/15	495,000	534,841
FirstMerit Corp. 4.350% 2/04/23	80,000	79,328
HSBC Holdings PLC 6.500% 9/15/37	125,000	138,961
ICICI Bank Ltd. (b) 4.700% 2/21/18	395,000	396,404
ICICI Bank Ltd. (b) 4.750% 11/25/16	290,000	298,293
ICICI Bank Ltd. (b) 5.500% 3/25/15	440,000	458,122
KFW 2.125% 1/17/23	600,000	564,420
Regions Financial Corp. 5.750% 6/15/15	260,000	280,475
The Toronto-Dominion Bank 2.375% 10/19/16	250,000	258,684
UBS AG 5.750% 4/25/18	275,000	317,795
Wachovia Bank NA 6.600% 1/15/38	50,000	61,097
Wells Fargo & Co. 3.450% 2/13/23	345,000	329,487

	Principal Amount	Value
Zions Bancorp. 6.000% 9/15/15	$150,000	$155,018

		6,483,084

Beverages — 0.1%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	25,000	32,212
Fomento Economico Mexicano SAB de CV 2.875% 5/10/23	85,000	76,961
Molson Coors Brewing Co. 5.000% 5/01/42	75,000	72,042
Pernod-Ricard SA (b) 2.950% 1/15/17	300,000	306,963

		488,178

Biotechnology — 0.0%
Amgen, Inc. 5.150% 11/15/41	225,000	224,086

Building Materials — 0.4%
CRH America, Inc. 8.125% 7/15/18	220,000	267,684
Lafarge North America, Inc. 6.875% 7/15/13	430,000	431,075
Lafarge SA (b) 6.200% 7/09/15	600,000	639,000
Masco Corp. 4.800% 6/15/15	560,000	574,000
Masco Corp. 7.125% 8/15/13	200,000	201,000
Owens Corning 6.500% 12/01/16	210,000	234,420
Owens Corning, Inc. 9.000% 6/15/19	55,000	67,525

		2,414,704

Chemicals — 0.5%
Ashland, Inc. (b) 3.000% 3/15/16	504,000	506,520
Ashland, Inc. (b) 6.875% 5/15/43	208,000	212,160
Cabot Corp. 5.000% 10/01/16	390,000	429,612
CF Industries, Inc. 3.450% 6/01/23	63,000	60,544
Cytec Industries, Inc. 3.500% 4/01/23	65,000	62,100
Cytec Industries, Inc. 8.950% 7/01/17	75,000	90,013
The Dow Chemical Co. 8.550% 5/15/19	65,000	82,932
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	30,000	35,446
Ecolab, Inc. 4.350% 12/08/21	75,000	79,179

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Incitec Pivot Finance LLC (b) 6.000% 12/10/19	$110,000	$120,525
Incitiec Pivot Ltd (b) 4.000% 12/07/15	322,000	336,464
Methanex Corp. 5.250% 3/01/22	20,000	20,965
NOVA Chemicals Corp. 8.625% 11/01/19	175,000	191,844
RPM International, Inc. 3.450% 11/15/22	250,000	233,231
RPM International, Inc. 6.125% 10/15/19	100,000	114,851
RPM International, Inc. 6.250% 6/15/17	325,000	331,920
Valspar Corp. 7.250% 6/15/19	125,000	151,228

		3,059,534

Commercial Services — 0.2%
Brambles USA, Inc. (b) 3.950% 4/01/15	250,000	261,067
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	240,000	250,800
ERAC USA Finance Co. (b) 6.700% 6/01/34	78,000	88,000
ERAC USA Finance LLC (b) 3.300% 10/15/22	150,000	142,386
The Western Union Co. 5.930% 10/01/16	180,000	200,043

		942,296

Computers — 0.3%
Apple, Inc. 1.000% 5/03/18	345,000	331,303
Apple, Inc. 2.400% 5/03/23	240,000	222,591
Apple, Inc. 3.850% 5/04/43	115,000	102,147
Brocade Communications Systems, Inc. 6.875% 1/15/20	20,000	21,350
EMC Corp. 3.375% 6/01/23	304,000	298,380
Hewlett-Packard Co. 2.125% 9/13/15	165,000	166,994
Hewlett-Packard Co. 2.200% 12/01/15	250,000	253,876
International Business Machines Corp. 5.600% 11/30/39	140,000	161,106

		1,557,747

Cosmetics & Personal Care — 0.0%
Avon Products, Inc. 5.000% 3/15/23	145,000	144,128
The Procter & Gamble Co. 5.800% 8/15/34	45,000	53,973

		198,101

	Principal Amount	Value
Distribution & Wholesale — 0.0%
Arrow Electronics, Inc. 4.500% 3/01/23	$105,000	$103,311

Diversified Financial — 2.2%
American Express Co. 6.150% 8/28/17	230,000	266,527
American Express Co. 8.125% 5/20/19	135,000	174,462
The Bear Stearns Cos., Inc. 7.250% 2/01/18	550,000	654,908
BlackRock, Inc. 5.000% 12/10/19	90,000	102,081
BlackRock, Inc. 6.250% 9/15/17	225,000	264,894
Citigroup, Inc. 4.750% 5/19/15	10,000	10,576
Citigroup, Inc. 5.375% 8/09/20	245,000	270,921
Citigroup, Inc. 5.500% 10/15/14	185,000	194,580
Citigroup, Inc. 5.500% 2/15/17	500,000	546,785
Citigroup, Inc. 5.875% 1/30/42	100,000	110,029
Citigroup, Inc. 6.375% 8/12/14	370,000	390,454
Citigroup, Inc. 8.125% 7/15/39	90,000	118,867
Citigroup, Inc. 8.500% 5/22/19	123,000	154,983
CNH Capital LLC (b) 3.625% 4/15/18	116,000	110,490
CNH Capital LLC 3.875% 11/01/15	380,000	381,900
CNH Capital LLC 6.250% 11/01/16	220,000	234,300
Eaton Vance Corp. 3.625% 6/15/23	97,000	93,588
Eaton Vance Corp. 6.500% 10/02/17	16,000	18,415
Ford Motor Credit Co. LLC 2.750% 5/15/15	75,000	76,049
Ford Motor Credit Co. LLC 3.000% 6/12/17	240,000	240,506
Ford Motor Credit Co. LLC 3.875% 1/15/15	1,175,000	1,211,124
Ford Motor Credit Co. LLC 8.700% 10/01/14	130,000	141,098
General Electric Capital Corp. 1.600% 11/20/17	200,000	195,237
General Electric Capital Corp. 3.350% 10/17/16	410,000	431,620
General Electric Capital Corp. 4.625% 1/07/21	225,000	240,392

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
General Electric Capital Corp. 6.000% 8/07/19	$145,000	$168,336
General Electric Capital Corp. 6.875% 1/10/39	260,000	320,424
General Motors Financial Co., Inc. (b) 2.750% 5/15/16	170,000	167,238
The Goldman Sachs Group, Inc. 1.600% 11/23/15	290,000	290,662
The Goldman Sachs Group, Inc. 3.625% 2/07/16	120,000	125,263
The Goldman Sachs Group, Inc. 5.150% 1/15/14	775,000	791,352
The Goldman Sachs Group, Inc. 5.375% 3/15/20	225,000	244,137
The Goldman Sachs Group, Inc. 5.625% 1/15/17	455,000	493,122
The Goldman Sachs Group, Inc. 5.750% 1/24/22	200,000	220,603
The Goldman Sachs Group, Inc. 6.250% 2/01/41	60,000	67,859
The Goldman Sachs Group, Inc. 6.345% 2/15/34	75,000	72,064
The Goldman Sachs Group, Inc. 6.750% 10/01/37	75,000	76,827
Hyundai Capital America (b) 1.625% 10/02/15	145,000	144,531
International Lease Finance Corp. 3.875% 4/15/18	270,000	253,800
International Lease Finance Corp. 5.750% 5/15/16	865,000	888,904
Janus Capital Group, Inc. 6.700% 6/15/17	255,000	284,727
JP Morgan Chase & Co. 3.375% 5/01/23	140,000	130,362
JP Morgan Chase & Co. 3.450% 3/01/16	80,000	83,447
JP Morgan Chase & Co. 4.500% 1/24/22	200,000	209,424
JP Morgan Chase & Co. 4.950% 3/25/20	50,000	54,597
JP Morgan Chase & Co. 5.600% 7/15/41	195,000	209,850
Lazard Group LLC 6.850% 6/15/17	188,000	210,286
Leighton Finance USA Pty Ltd. (b) 5.950% 11/13/22	120,000	115,166
Merrill Lynch & Co., Inc. 7.750% 5/14/38	95,000	108,669
Morgan Stanley 3.800% 4/29/16	150,000	156,009
Morgan Stanley 4.000% 7/24/15	250,000	260,587

	Principal Amount	Value
Morgan Stanley 5.450% 1/09/17	$265,000	$286,398
Morgan Stanley 5.625% 9/23/19	235,000	252,585
Morgan Stanley 5.750% 1/25/21	115,000	124,827
TD Ameritrade Holding Corp. 4.150% 12/01/14	90,000	94,232

		13,541,074

Electric — 1.0%
The AES Corp. 7.750% 10/15/15	79,000	87,097
Ameren Corp. 8.875% 5/15/14	545,000	580,913
CMS Energy Corp. 2.750% 5/15/14	590,000	598,339
CMS Energy Corp. 5.050% 2/15/18	400,000	444,338
CMS Energy Corp. 6.875% 12/15/15	50,000	56,196
Florida Power & Light Co. 4.950% 6/01/35	125,000	135,762
Georgia Power Co. 4.300% 3/15/42	106,000	97,210
IPALCO Enterprises, Inc. 5.000% 5/01/18	400,000	412,000
IPALCO Enterprises, Inc. (b) 7.250% 4/01/16	240,000	260,400
Kansas Gas & Electric Co. 5.647% 3/29/21	201,619	210,634
LG&E and KU Energy LLC 4.375% 10/01/21	275,000	286,519
MidAmerican Energy Holdings Co. 5.950% 5/15/37	330,000	366,636
National Fuel Gas Co. 3.750% 3/01/23	125,000	120,292
Nevada Power Co. Series N 6.650% 4/01/36	135,000	169,611
Niagara Mohawk Power Corp. (b) 2.721% 11/28/22	200,000	187,325
Nisource Finance Corp. 4.800% 2/15/44	200,000	181,100
NiSource Finance Corp. 5.800% 2/01/42	175,000	180,242
Oncor Electric Delivery Co. 6.800% 9/01/18	15,000	18,126
Oncor Electric Delivery Co. 7.500% 9/01/38	40,000	54,173
Pacific Gas & Electric Co. 5.800% 3/01/37	120,000	136,170
PPL Capital Funding, Inc. 1.900% 6/01/18	55,000	54,027

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Puget Energy, Inc. 6.500% 12/15/20	$271,000	$303,521
Southern California Edison Co. 5.950% 2/01/38	105,000	126,839
State Grid Overseas Investment 2013 Ltd. (b) 1.750% 5/22/18	200,000	191,687
Tenaska Oklahoma I LP (b) 6.528% 12/30/14	104,681	106,621
Tri-State Generation & Transmission Association, Series 2003, Class A (b) 6.040% 1/31/18	190,838	208,010
Virginia Electric and Power Co. 6.350% 11/30/37	150,000	187,304
Wisconsin Public Service Corp. 5.650% 11/01/17	225,000	255,251

		6,016,343

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	510,000	531,675

Electronics — 0.2%
Agilent Technologies, Inc. 3.875% 7/15/23	166,000	160,316
Amphenol Corp. 4.000% 2/01/22	100,000	99,794
Arrow Electronics, Inc. 6.000% 4/01/20	220,000	238,089
Avnet, Inc. 4.875% 12/01/22	123,000	122,506
Jabil Circuit, Inc. 7.750% 7/15/16	185,000	209,513
PerkinElmer, Inc. 5.000% 11/15/21	150,000	156,105

		986,323

Engineering & Construction — 0.0%
BAA Funding Ltd. (b) 2.500% 6/25/17	200,000	203,184

Entertainment — 0.0%
International Game Technology 5.500% 6/15/20	125,000	129,172

Environmental Controls — 0.0%
Republic Services, Inc. 3.800% 5/15/18	140,000	147,875
Republic Services, Inc. 5.250% 11/15/21	25,000	27,448

		175,323

Foods — 0.3%
ConAgra Foods, Inc. (b) 4.950% 8/15/20	150,000	161,162
ConAgra Foods, Inc. (b) 6.625% 8/15/39	75,000	87,227

	Principal Amount	Value
ConAgra Foods, Inc. 7.000% 4/15/19	$195,000	$235,169
Kraft Foods, Inc. 4.125% 2/09/16	280,000	299,306
Kraft Foods, Inc. 6.500% 2/09/40	90,000	107,382
Safeway, Inc. 3.400% 12/01/16	100,000	104,242
TreeHouse Foods, Inc. 7.750% 3/01/18	375,000	397,031
Tyson Foods, Inc. 4.500% 6/15/22	175,000	178,819
Tyson Foods, Inc. 6.600% 4/01/16	220,000	248,498

		1,818,836

Forest Products & Paper — 0.1%
Domtar Corp. 9.500% 8/01/16	30,000	35,463
International Paper Co. 4.750% 2/15/22	100,000	105,229
International Paper Co. 7.300% 11/15/39	110,000	132,018
International Paper Co. 9.375% 5/15/19	70,000	91,494
The Mead Corp. 7.550% 3/01/47	260,000	274,277
Plum Creek Timberlands LP 3.250% 3/15/23	195,000	180,383

		818,864

Gas — 0.0%
Boston Gas Co. (b) 4.487% 2/15/42	100,000	96,099

Hand & Machine Tools — 0.0%
Kennametal, Inc. 2.650% 11/01/19	150,000	145,450

Health Care – Products — 0.0%
Boston Scientific Corp. 6.000% 1/15/20	170,000	192,419
Johnson & Johnson 5.850% 7/15/38	40,000	49,186

		241,605

Health Care – Services — 0.2%
Cigna Corp. 2.750% 11/15/16	175,000	181,602
Cigna Corp. 5.125% 6/15/20	100,000	108,545
HCA, Inc. 8.500% 4/15/19	160,000	171,700
Kaiser Foundation Hospitals 3.500% 4/01/22	75,000	74,171

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Roche Holdings, Inc. (b) 6.000% 3/01/19	$60,000	$71,639
UnitedHealth Group, Inc. 2.750% 2/15/23	80,000	74,461
UnitedHealth Group, Inc. 3.950% 10/15/42	55,000	47,322
UnitedHealth Group, Inc. 6.875% 2/15/38	230,000	287,348
WellPoint, Inc., Convertible (b) 2.750% 10/15/42	100,000	124,500

		1,141,288

Holding Company – Diversified — 0.2%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	220,000	247,153
Leucadia National Corp. 7.750% 8/15/13	1,150,000	1,158,395

		1,405,548

Home Furnishing — 0.0%
Whirlpool Corp. 3.700% 3/01/23	110,000	105,425
Whirlpool Corp. 5.150% 3/01/43	50,000	47,332
Whirlpool Corp. 8.600% 5/01/14	90,000	95,551

		248,308

Household Products — 0.0%
Avery Dennison Corp. 3.350% 4/15/23	70,000	65,918
Church & Dwight Co., Inc. 3.350% 12/15/15	150,000	157,271

		223,189

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.000% 6/15/15	135,000	136,651
Newell Rubbermaid, Inc. 2.050% 12/01/17	150,000	146,995
Toro Co. 7.800% 6/15/27	165,000	200,206

		483,852

Insurance — 0.9%
Aflac, Inc. 3.625% 6/15/23	235,000	228,417
Aflac, Inc. 8.500% 5/15/19	110,000	140,595
The Allstate Corp. 5.550% 5/09/35	150,000	169,343
The Allstate Corp. 7.450% 5/16/19	35,000	44,156
American International Group, Inc. 3.000% 3/20/15	250,000	257,642

	Principal Amount	Value
American International Group, Inc. 3.650% 1/15/14	$55,000	$55,795
The Chubb Corp. VRN 6.375% 4/15/17	195,000	208,650
CNA Financial Corp. 7.350% 11/15/19	180,000	217,946
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	290,000	303,220
ING US, Inc. (b) 5.500% 7/15/22	125,000	132,969
ING US, Inc. VRN (b) 5.650% 5/15/53	205,000	192,700
Liberty Mutual Group, Inc. (b) 4.250% 6/15/23	97,000	93,724
Lincoln National Corp. 4.300% 6/15/15	100,000	106,052
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	200,000	215,773
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	100,000	109,702
MetLife Capital Trust IV (b) 7.875% 12/15/32	345,000	410,863
MetLife, Inc. Series A 6.817% 8/15/18	45,000	54,509
Principal Financial Group, Inc. 8.875% 5/15/19	120,000	155,316
The Progressive Corp. VRN 6.700% 6/15/67	356,000	384,480
Prudential Financial, Inc. 3.875% 1/14/15	210,000	218,780
Prudential Financial, Inc. 4.500% 11/15/20	125,000	133,233
Prudential Financial, Inc. 4.750% 9/17/15	375,000	403,525
Prudential Financial, Inc. VRN 5.200% 3/15/44	305,000	288,225
Prudential Financial, Inc. 6.200% 11/15/40	75,000	85,673
Prudential Financial, Inc. VRN 8.875% 6/15/68	260,000	312,000
QBE Insurance Group Ltd. (b) 2.400% 5/01/18	115,000	112,739
Reinsurance Group of America, Inc. 5.000% 6/01/21	225,000	241,096
Reinsurance Group of America, Inc. 6.450% 11/15/19	150,000	172,534
The Travelers Cos., Inc. 6.250% 6/15/37	125,000	150,894
Willis Group Holdings PLC 4.125% 3/15/16	25,000	26,171
Willis North America, Inc. 7.000% 9/29/19	97,000	111,406

		5,738,128

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Internet — 0.1%
Expedia, Inc. 7.456% 8/15/18	$380,000	$438,440

Investment Companies — 0.1%
Xstrata Finance Canada (b) 2.850% 11/10/14	225,000	229,054
Xstrata Finance Canada Ltd. (b) 2.050% 10/23/15	225,000	225,071
Xstrata Finance Canada Ltd. (b) 5.800% 11/15/16	195,000	212,717

		666,842

Iron & Steel — 0.4%
Allegheny Technologies, Inc. 9.375% 6/01/19	180,000	222,114
ArcelorMittal 4.250% 8/05/15	414,000	418,140
ArcelorMittal 5.750% 8/05/20	285,000	282,150
ArcelorMittal 9.500% 2/15/15	555,000	606,338
Cliffs Natural Resources, Inc. 3.950% 1/15/18	175,000	167,196
Gerdau Trade, Inc. (b) 4.750% 4/15/23	205,000	187,575
Reliance Steel & Aluminum Co. 4.500% 4/15/23	145,000	137,515
Reliance Steel & Aluminum Co. 6.200% 11/15/16	245,000	273,546
Reliance Steel & Aluminum Co. 6.850% 11/15/36	255,000	265,090

		2,559,664

Leisure Time — 0.0%
Carnival Corp. 1.875% 12/15/17	125,000	120,740

Lodging — 0.3%
Choice Hotels International, Inc. 5.700% 8/28/20	250,000	265,000
Hyatt Hotels Corp. 3.375% 7/15/23	95,000	88,564
Marriott International, Inc. 3.250% 9/15/22	265,000	246,745
Marriott International, Inc. 5.810% 11/10/15	70,000	76,043
Marriott International, Inc. 6.200% 6/15/16	455,000	508,304
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	40,000	47,295
Wyndham Worldwide Corp. 2.500% 3/01/18	200,000	196,423
Wyndham Worldwide Corp. 2.950% 3/01/17	75,000	75,909

	Principal Amount	Value
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750% 8/15/20	$425,000	$471,920

		1,976,203

Machinery – Diversified — 0.1%
Roper Industries, Inc. 3.125% 11/15/22	175,000	165,384
Xylem, Inc. 3.550% 9/20/16	200,000	210,274
Xylem, Inc. 4.875% 10/01/21	100,000	106,173

		481,831

Manufacturing — 0.3%
Carlisle Cos., Inc. 3.750% 11/15/22	160,000	152,693
Eaton Corp. (b) 1.500% 11/02/17	140,000	135,900
General Electric Co. 4.125% 10/09/42	270,000	251,234
Harsco Corp 2.700% 10/15/15	668,000	672,678
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	180,000	213,199
SPX Corp. 7.625% 12/15/14	143,000	151,580
Tyco Electronics Group SA 6.550% 10/01/17	200,000	231,520

		1,808,804

Media — 0.3%
CBS Corp. 7.875% 7/30/30	210,000	267,567
Comcast Corp. 6.400% 5/15/38	175,000	208,876
Globo Comunicacao e Participacoes SA (b) 4.875% 4/11/22	275,000	278,437
NBCUniversal Media LLC 6.400% 4/30/40	20,000	23,918
News America, Inc. 6.900% 8/15/39	100,000	117,611
Time Warner Cable, Inc. 4.000% 9/01/21	150,000	143,648
Time Warner Cable, Inc. 6.750% 6/15/39	110,000	112,210
Time Warner Cable, Inc. 8.250% 4/01/19	45,000	54,180
Time Warner Cable, Inc. 8.750% 2/14/19	65,000	79,786
Time Warner, Inc. 4.700% 1/15/21	125,000	133,760
Time Warner, Inc. 6.100% 7/15/40	135,000	147,394

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Warner, Inc. 6.250% 3/29/41	$25,000	$27,585
Viacom, Inc. 6.250% 4/30/16	195,000	220,207

		1,815,179

Metal Fabricate & Hardware — 0.0%
The Timken Co. 6.000% 9/15/14	125,000	132,152

Mining — 0.2%
Freeport-McMoRan Copper & Gold, Inc. (b) 2.375% 3/15/18	105,000	99,863
Freeport-McMoRan Copper & Gold, Inc. (b) 5.450% 3/15/43	155,000	136,687
Newcrest Finance Property Ltd. (b) 4.450% 11/15/21	250,000	224,354
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	255,000	331,268
Vale Overseas Ltd. 6.250% 1/23/17	305,000	340,779
Vale Overseas Ltd. 6.875% 11/10/39	80,000	80,750
Vulcan Materials Co. 6.500% 12/01/16	105,000	113,663

		1,327,364

Office Equipment/Supplies — 0.1%
Pitney Bowes Inc, MTN 4.750% 1/15/16	125,000	131,407
Pitney Bowes, Inc., MTN 5.750% 9/15/17	170,000	183,688
Xerox Corp. 4.250% 2/15/15	150,000	156,704
Xerox Corp. 5.625% 12/15/19	10,000	11,040

		482,839

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	108,014

Oil & Gas — 1.2%
Anadarko Petroleum Corp. 6.375% 9/15/17	485,000	557,740
Anadarko Petroleum Corp. 6.450% 9/15/36	135,000	156,430
Chesapeake Energy Corp. 2.250% 12/15/38	45,000	39,431
Chesapeake Energy Corp. 2.500% 5/15/37	460,000	433,263
Chesapeake Energy Corp. 3.250% 3/15/16	725,000	721,375

	Principal Amount	Value
Chesapeake Energy Corp. 9.500% 2/15/15	$300,000	$331,500
ConocoPhillips 6.500% 2/01/39	110,000	138,380
Devon Energy Corp. 5.600% 7/15/41	175,000	181,339
EQT Corp. 4.875% 11/15/21	110,000	113,167
KazMunayGas National Co. JSC (b) 4.400% 4/30/23	200,000	185,500
Motiva Enterprises LLC (b) 5.750% 1/15/20	215,000	245,345
Motiva Enterprises LLC (b) 6.850% 1/15/40	170,000	213,083
Newfield Exploration Co. 6.875% 2/01/20	200,000	206,000
Nexen, Inc. 7.500% 7/30/39	25,000	30,532
Pemex Project Funding Master Trust 6.625% 6/15/38	37,000	38,850
Petrobras Global Finance BV 2.000% 5/20/16	195,000	190,951
Petrobras Global Finance BV 3.000% 1/15/19	110,000	102,177
Petrobras International Finance Co. 3.875% 1/27/16	275,000	282,927
Petrobras International Finance Co. 5.375% 1/27/21	240,000	241,127
Petrobras International Finance Co. 6.750% 1/27/41	100,000	99,906
Petroleos Mexicanos 5.500% 1/21/21	285,000	303,525
Phillips 66 4.300% 4/01/22	100,000	103,323
Phillips 66 5.875% 5/01/42	100,000	110,224
Pioneer Natural Resources Co. 5.875% 7/15/16	240,000	267,656
Rowan Cos., Inc. 4.875% 6/01/22	325,000	335,354
Rowan Cos., Inc. 5.000% 9/01/17	160,000	172,928
Shell International Finance BV 5.500% 3/25/40	75,000	87,142
Talisman Energy, Inc. 5.500% 5/15/42	125,000	122,388
Talisman Energy, Inc. 7.750% 6/01/19	205,000	249,163
Tesoro Corp. 9.750% 6/01/19	165,000	182,325
Transocean, Inc. 4.950% 11/15/15	440,000	471,940
Transocean, Inc. 5.050% 12/15/16	200,000	217,485

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Valero Energy Corp. 6.125% 2/01/20	$200,000	$232,409

		7,364,885

Oil & Gas Services — 0.2%
Baker Hughes, Inc. 5.125% 9/15/40	200,000	218,255
Superior Energy Services, Inc. 7.125% 12/15/21	348,000	375,840
Weatherford International Ltd. 4.500% 4/15/22	125,000	123,580
Weatherford International Ltd. 5.950% 4/15/42	100,000	94,517
Weatherford International Ltd. 6.000% 3/15/18	75,000	84,222

		896,414

Packaging & Containers — 0.0%
Brambles USA Inc., Series A (b) 5.350% 4/01/20	90,000	98,684
Sonoco Products Co. 4.375% 11/01/21	125,000	127,963

		226,647

Pharmaceuticals — 0.3%
AbbVie, Inc. (b) 4.400% 11/06/42	75,000	69,665
McKesson Corp. 4.750% 3/01/21	150,000	164,843
McKesson Corp. 6.000% 3/01/41	125,000	146,182
Medco Health Solutions, Inc. 2.750% 9/15/15	250,000	257,052
Merck Sharp & Dohme Corp. 5.850% 6/30/39	45,000	53,195
Mylan, Inc. (b) 7.625% 7/15/17	45,000	49,825
Mylan, Inc. (b) 7.875% 7/15/20	575,000	663,520
Teva Pharmaceutical Finance Co. LLC 6.150% 2/01/36	80,000	94,552
Zoetis, Inc. (b) 3.250% 2/01/23	80,000	76,009

		1,574,843

Pipelines — 0.7%
Boardwalk Pipelines LLC 5.500% 2/01/17	175,000	193,093
CenterPoint Energy Resources Corp. 4.500% 1/15/21	100,000	109,142
CenterPoint Energy Resources Corp. 5.850% 1/15/41	100,000	117,019
DCP Midstream LLC (b) 9.750% 3/15/19	20,000	25,793

	Principal Amount	Value
DCP Midstream Operating LLC 3.875% 3/15/23	$40,000	$37,515
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	125,000	132,852
Energy Transfer Partners LP FRN (b) 1.000% 8/09/13	250,000	225,000
Enogex LLC (b) 6.875% 7/15/14	590,000	614,768
Enterprise Products Operating LP 3.200% 2/01/16	100,000	104,972
Enterprise Products Operating LP 5.950% 2/01/41	150,000	163,419
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	150,000	157,711
Kern River Funding Corp. (b) 4.893% 4/30/18	337,313	363,969
Kinder Morgan Energy Partners LP 6.000% 2/01/17	130,000	146,414
Kinder Morgan Energy Partners LP 6.500% 2/01/37	120,000	134,254
Kinder Morgan Energy Partners LP 6.950% 1/15/38	10,000	11,823
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	150,000	157,485
ONEOK Partners LP 3.250% 2/01/16	100,000	104,294
ONEOK Partners LP 6.125% 2/01/41	120,000	123,864
Southern Natural Gas Co. LLC (b) 5.900% 4/01/17	250,000	284,874
Texas Eastern Transmission LP (b) 6.000% 9/15/17	175,000	199,324
TransCanada PipeLines Ltd. 6.200% 10/15/37	125,000	146,199
The Williams Cos., Inc. 3.700% 1/15/23	100,000	92,908
Williams Partners LP 5.250% 3/15/20	365,000	392,267

		4,038,959

Real Estate — 0.0%
AMB Property LP 4.500% 8/15/17	175,000	185,698
Post Apartment Homes LP 3.375% 12/01/22	50,000	46,715

		232,413

Real Estate Investment Trusts (REITS) — 0.4%
Boston Properties LP 3.700% 11/15/18	100,000	105,030
Boston Properties LP 4.125% 5/15/21	140,000	143,752

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Brandywine Operating Partners LP 4.950% 4/15/18	$200,000	$212,999
DDR Corp. 4.750% 4/15/18	60,000	64,470
DDR Corp. 7.875% 9/01/20	60,000	73,185
Developers Diversified Realty Corp. 5.500% 5/01/15	390,000	417,338
Duke Realty LP 8.250% 8/15/19	225,000	280,390
ERP Operating LP 4.625% 12/15/21	75,000	79,444
Federal Realty Investment Trust 5.900% 4/01/20	55,000	63,121
HCP, Inc. 2.625% 2/01/20	180,000	168,625
Liberty Property LP 3.375% 6/15/23	125,000	115,927
Realty Income Corp. 2.000% 1/31/18	465,000	451,214
Simon Property Group LP 5.650% 2/01/20	35,000	39,989
Ventas Realty LP/Ventas Capital Corp. 4.250% 3/01/22	100,000	100,857

		2,316,341

Retail — 0.3%
Best Buy Co., Inc. 7.250% 7/15/13	225,000	225,281
CVS Caremark Corp. 6.125% 9/15/39	175,000	204,501
CVS Pass-Through Trust (b) 5.926% 1/10/34	314,362	350,666
The Home Depot, Inc. 5.950% 4/01/41	150,000	178,702
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	110,000	131,641
McDonald’s Corp. 6.300% 10/15/37	100,000	125,091
O’Reilly Automotive, Inc. 3.850% 6/15/23	105,000	101,967
O’Reilly Automotive, Inc. 4.875% 1/14/21	150,000	159,703
QVC, Inc. (b) 4.375% 3/15/23	150,000	139,916
QVC, Inc. 5.125% 7/02/22	30,000	30,316
Wal-Mart Stores, Inc. 5.625% 4/01/40	370,000	426,918

		2,074,702

	Principal Amount	Value
Savings & Loans — 0.2%
First Niagara Financial Group, Inc. 7.250% 12/15/21	$175,000	$201,233
Glencore Funding LLC (b) 1.700% 5/27/16	156,000	151,275
Glencore Funding LLC (b) 2.500% 1/15/19	252,000	227,987
Glencore Funding LLC (b) 6.000% 4/15/14	500,000	517,535
Washington Mutual Bank (c) 5.650% 8/15/14	775,000	8

		1,098,038

Semiconductors — 0.1%
Applied Materials, Inc. 5.850% 6/15/41	250,000	270,806
Intel Corp., Convertible 2.950% 12/15/35	200,000	217,625
Micron Technology, Inc., Convertible (b) 2.125% 2/15/33	226,000	328,406

		816,837

Software — 0.1%
CA, Inc. 5.375% 12/01/19	270,000	293,623
ManTech International Corp. 7.250% 4/15/18	220,000	228,800
Microsoft Corp. 3.000% 10/01/20	80,000	81,630
Oracle Corp. 1.200% 10/15/17	250,000	242,805

		846,858

Telecommunications — 0.8%
America Movil SAB de CV 5.000% 3/30/20	130,000	139,528
America Movil SAB de CV 6.125% 3/30/40	135,000	145,994
American Tower Corp. 4.500% 1/15/18	330,000	351,948
AT&T, Inc. 6.500% 9/01/37	300,000	340,379
AT&T, Inc. 6.550% 2/15/39	25,000	28,707
British Telecom PLC STEP 9.625% 12/15/30	55,000	82,799
CenturyLink, Inc. 6.150% 9/15/19	140,000	145,600
CenturyLink, Inc. 7.600% 9/15/39	45,000	42,750
CenturyLink, Inc. 7.650% 3/15/42	65,000	61,750
Cisco Systems, Inc. 5.500% 1/15/40	55,000	62,384

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Deutsche Telekom International Finance BV 8.750% 6/15/30	$60,000	$83,236
Embarq Corp. 7.082% 6/01/16	110,000	123,259
Juniper Networks, Inc. 4.600% 3/15/21	100,000	102,614
Juniper Networks, Inc. 5.950% 3/15/41	175,000	179,630
Qwest Corp. 8.375% 5/01/16	550,000	638,242
Rogers Communications, Inc. 6.800% 8/15/18	20,000	24,146
Rogers Communications, Inc. 7.500% 8/15/38	30,000	39,678
Telecom Italia Capital 6.000% 9/30/34	45,000	40,806
Telecom Italia Capital 6.175% 6/18/14	221,000	228,735
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	150,000	146,688
Telefonica Emisiones SAU 3.992% 2/16/16	300,000	309,391
Telefonica Emisiones SAU 5.462% 2/16/21	125,000	128,868
Telefonica Emisiones SAU 6.421% 6/20/16	93,000	102,112
Verizon Communications, Inc. 8.750% 11/01/18	195,000	254,151
Verizon Global Funding Corp. 7.750% 12/01/30	150,000	194,330
Virgin Media Finance PLC 8.375% 10/15/19	975,000	1,057,875

		5,055,600

Transportation — 0.3%
Asciano Finance (b) 3.125% 9/23/15	160,000	163,497
Asciano Finance (b) 4.625% 9/23/20	105,000	105,806
Asciano Finance (b) 5.000% 4/07/18	250,000	265,595
Burlington Northern Santa Fe LLC 6.750% 3/15/29	190,000	224,321
Canadian National Railway Co. 5.850% 11/15/17	140,000	162,219
Con-way, Inc. 7.250% 1/15/18	75,000	85,238
CSX Corp. 7.250% 5/01/27	50,000	61,365
Norfolk Southern Corp. 6.000% 5/23/11	100,000	109,892
Ryder System, Inc. 2.500% 3/01/18	570,000	563,484

	Principal Amount	Value
Union Pacific Corp. 4.000% 2/01/21	$125,000	$133,955

		1,875,372

Trucking & Leasing — 0.3%
GATX Corp. 3.500% 7/15/16	250,000	261,476
GATX Corp. 3.900% 3/30/23	95,000	92,748
GATX Corp. 4.750% 5/15/15	85,000	89,401
GATX Corp. 4.750% 6/15/22	150,000	154,425
GATX Corp. 8.750% 5/15/14	480,000	511,958
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 3/15/16	620,000	630,652
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 3.125% 5/11/15	250,000	258,325

		1,998,985

TOTAL CORPORATE DEBT (Cost $92,301,600)		94,909,991

MUNICIPAL OBLIGATIONS — 0.3%
JobsOhio Beverage System Series B 4.532% 1/01/35	325,000	306,264
State of California 5.950% 4/01/16	175,000	195,556
State of California BAB 7.550% 4/01/39	120,000	160,685
State of California BAB 7.600% 11/01/40	350,000	473,984
State of Illinois 5.365% 3/01/17	575,000	625,749

		1,762,238

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,748,362)		1,762,238

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.8%
Automobile ABS — 0.2%
California Republic Auto Receivables Trust, Series 2012-1, Class A (b) 1.180% 8/15/17	295,850	296,297
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (b) 1.943% 9/15/21	31,023	31,184
Credit Acceptance Auto Loan Trust, Series 2011-1, Class A (b) 2.610% 3/15/19	250,000	252,603

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (b) 1.290% 10/16/17	$245,194	$244,235
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (b) 1.230% 12/15/15	131,725	131,934
Rental Car Finance Corp., Series 2011-1A, Class A1 (b) 2.510% 2/25/16	155,000	158,234
Santander Drive Auto Receivables Trust, Series 2011-S2A, Class B (b) 2.060% 6/15/17	38,114	38,230
Tidewater Auto Receivables Trust, Series 2012-AA, Class A2 (b) 1.210% 8/15/15	159,266	159,346

		1,312,063

Commercial MBS — 1.7%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.935% 2/10/51	375,000	421,818
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM VRN 6.002% 2/10/51	220,000	235,413
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.395% 2/10/51	360,000	416,654
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	350,000	387,248
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	235,448
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	235,000	264,380
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	275,000	310,975
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	155,000	174,618
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.941% 9/11/38	400,000	430,930
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (b) 3.703% 10/15/45	195,000	182,398

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.993% 12/10/49	$476,000	$540,886
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 VRN 4.750% 1/15/37	381,152	384,795
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (b) 3.386% 7/10/44	225,000	236,848
DBUBS Mortgage Trust, Series 2011-LC1A, Class B VRN (b) 5.471% 11/10/46	110,000	120,804
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.056% 7/10/38	497,000	550,852
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (b) 4.948% 1/10/45	100,000	106,902
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	725,000	793,851
ML-CFC Commercial Mortgage, Series 2007-9, Class AM VRN 5.856% 9/12/49	260,000	287,523
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (b) 5.200% 6/15/44	250,000	267,991
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	200,000	219,253
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	440,000	484,845
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	289,961	297,486
Morgan Stanley Capital I, Series 2006-HQ8, Class AM VRN 5.646% 3/12/44	275,000	298,277
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.459% 1/11/43	180,000	209,598
STRIPs Ltd., Series 2012-1A, Class A (b) 1.500% 12/25/44	363,998	359,994
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.526% 8/15/39	200,000	214,180

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	$750,000	$825,720
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 6.122% 2/15/51	190,000	212,075
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	82,887	87,101
Wells Fargo Reremic Trust, Series 2012-IO, Class A (b) 1.750% 8/20/21	244,889	245,036
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (b) 3.240% 3/15/44	175,000	183,249
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	200,000	211,688
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	190,000	187,717

		10,386,553

Home Equity ABS — 1.1%
Aames Mortgage Investment Trust, Series 2005-1, Class M4 FRN 1.318% 6/25/35	200,000	195,293
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.918% 1/25/35	390,000	354,338
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.463% 8/25/35	161,363	158,010
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C FRN 0.553% 7/25/35	68,906	67,936
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.563% 11/25/34	96,439	93,897
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1 FRN 1.153% 9/25/34	165,000	162,998
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.853% 6/25/35	180,658	178,725
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.868% 2/25/35	137,104	134,252
Bayview Financial Mortgage Pass-Through Trust, Series 2005-B, Class M1 FRN 0.645% 4/28/39	230,000	211,261

	Principal Amount	Value
Bear Stearns Asset-Backed Securities Trust, Series 2005-3, Class A1 FRN 0.643% 9/25/35	$82,036	$80,965
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (b) 0.603% 12/25/33	53,624	52,508
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT4, Class M2 FRN 0.623% 7/25/35	130,000	124,875
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.643% 8/25/35	191,539	178,974
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.653% 9/25/34	42,294	41,891
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.683% 12/25/35	105,277	103,154
First Frankin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.613% 5/25/36	325,000	305,805
First Frankin Mortgage Loan Trust, Series 2005-FF7, Class M1 FRN 0.643% 7/25/35	325,000	308,701
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.433% 1/25/36	143,700	130,689
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.623% 4/25/35	131,210	125,415
Home Equity Asset Trust, Series 2007-2, Class 2A1 FRN 0.303% 7/25/37	20,772	20,675
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.363% 8/25/36	121,371	114,212
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.373% 7/25/36	80,308	79,469
Home Equity Asset Trust, Series 2005-4, Class M2 FRN 0.633% 10/25/35	177,524	174,188
JP Morgan Mortgage Acquisition Corp., Series 2005-FLD1, Class M2 FRN 0.683% 7/25/35	215,053	214,055
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (b) 0.973% 12/25/32	222,017	212,420
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.473% 8/25/45	43,404	42,661

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.943% 2/25/35	$93,429	$92,314
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.988% 2/25/35	290,000	272,907
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 1.018% 6/25/35	429,386	405,014
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.913% 3/25/35	295,000	276,482
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.930% 6/28/35	276,476	267,200
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (b) 0.960% 6/28/35	220,000	191,895
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.693% 7/25/35	320,900	310,559
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.663% 5/25/35	67,412	66,039
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.453% 9/25/35	202,173	190,471
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.573% 8/25/35	216,832	208,621
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.693% 3/25/35	192,097	191,064
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.383% 3/25/36	99,570	97,706
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.443% 1/25/36	67,251	66,045
Residential Asset Securities Corp., Series 2005-EMX4, Class M1 FRN 0.623% 11/25/35	285,000	278,493
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.533% 3/25/36	82,126	80,666
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.553% 8/25/35	151,282	146,131

		7,008,974

	Principal Amount	Value
Other ABS — 0.8%
Access Group, Inc., Series 2008-1, Class A FRN 1.576% 10/27/25	$164,504	$165,901
ARL First LLC, Series 2012-1A, Class A2 (b) 3.810% 12/15/42	130,000	132,458
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (b) 4.474% 3/20/43	154,419	160,054
CLI Funding LLC, Series 2006-1A, Class A FRN (b) 0.373% 8/18/21	114,962	112,181
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	294,375	316,968
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (b) 4.212% 10/15/42	437,494	433,478
Global SC Finance II SRL, Series 2012-1A, Class A (b) 4.110% 7/19/27	227,083	228,277
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.393% 11/25/26	265,000	262,875
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (b) 2.443% 6/02/17	250,000	253,786
Horizon Funding Trust, Series 2013-1A, Class A (b) 3.000% 5/15/18	265,000	264,369
Icon Brands Holdings LLC, Series 2012-1A, Class A (b) 4.229% 1/25/43	58,950	58,019
New York City Tax Lien, Series 2012-AA, Class A (b) 1.230% 11/10/25	173,953	173,995
Newport Waves CDO (Acquired 3/30/07, Cost $948,898), Series 2007-1A, Class A3LS FRN (b) (d) 0.872% 6/20/14	950,000	929,860
Sierra Receivables Funding Co. LLC, Series 2012-3A, Class A (b) 1.870% 8/20/29	173,046	173,650
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	168,494	171,703
Sierra Receivables Funding Co. LLC, Series 2011-1A, Class A (b) 3.350% 4/20/26	218,521	227,215
Structured Receivables Finance LLC, Series 2010-B, Class A (b) 3.730% 8/15/36	176,409	182,068

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TAL Advantage LLC, Series 2006-1A FRN (b) 0.376% 4/20/21	$113,333	$111,555
Trinity Rail Leasing LP, Series 2004-1A, Class A (b) 5.270% 8/14/27	119,084	130,137
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (b) 4.370% 7/15/41	154,130	166,900
Triton Container Finance LLC, Series 2006-1A FRN (b) 0.370% 11/26/21	341,667	334,460

		4,989,909

Student Loans ABS — 0.8%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.403% 8/25/26	92,581	90,985
Access Group, Inc., Series 2002-1, Class A4 VRN 1.693% 9/01/37	225,000	204,948
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.704% 1/25/47	350,000	301,000
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A2 FRN 0.376% 12/28/21	62,581	62,498
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.433% 12/15/22	235,073	234,234
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.694% 6/15/43	500,000	496,875
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.704% 6/15/43	200,000	195,220
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.950% 6/15/43	150,000	133,836
GCO Education Loan Funding Trust, Series 2007-1, Class A7AR FRN (b) 1.490% 11/26/46	275,000	255,132
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.576% 10/28/41	350,815	344,969
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.303% 3/25/26	27,025	26,979
National Collegiate Student Loan Trust, Series 2004-2, Class A3 FRN 0.403% 4/26/27	115,924	115,344

	Principal Amount	Value
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (b) 0.993% 4/25/46	$143,579	$144,709
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.483% 5/28/26	174,500	173,637
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.447% 7/15/36	815,000	792,972
SLC Student Loan Trust, Series 2006-A, Class B FRN 0.577% 7/15/36	125,000	115,412
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (b) 1.000% 12/15/16	200,000	200,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.681% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2003-5, Class A9 FRN 1.690% 6/17/30	350,000	350,000
SLM Student Loan Trust, Series 2002-7, Class A10 FRN 2.680% 3/15/28	190,000	190,000
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.680% 6/17/30	50,000	50,000
SLM Student Loan Trust, Series 2003-10A, Class B FRN (b) 3.380% 12/17/46	375,000	309,375

		4,888,125

WL Collateral CMO — 0.2%
Capital Automotive REIT, Series 2012-1A, Class A (b) 4.700% 7/15/42	236,905	233,817
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.905% 2/25/34	34,163	33,686
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.148% 9/25/33	16,612	14,296
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.661% 8/25/34	23,564	21,829
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.382% 1/19/38	385,190	301,866
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.553% 7/25/35	33,778	32,593
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.303% 5/25/37	393,837	253,784

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.424% 8/25/34	$95,477	$75,881
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.443% 8/25/36	104,842	96,011
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 1.836% 2/25/34	11,371	10,436
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.641% 7/25/33	5,876	5,744
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.500% 2/25/34	508	503
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (b) 2.500% 3/23/51	169,236	170,769
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B FRN 0.453% 7/25/35	42,430	41,411
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.690% 3/25/34	61,764	60,516
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.568% 4/25/44	149,968	138,468

		1,491,610

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.443% 11/25/37	199,974	190,346
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.765% 6/25/32	40,927	35,485

		225,831

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $29,989,066)		30,303,065

SOVEREIGN DEBT OBLIGATIONS — 0.3%
Brazilian Government International Bond 4.875% 1/22/21	100,000	106,750
Mexico Government International Bond 4.750% 3/08/44	360,000	320,400
Peruvian Government International Bond 6.550% 3/14/37	95,000	112,100
Poland Government International Bond 6.375% 7/15/19	230,000	268,251
Province of Quebec Canada 2.625% 2/13/23	442,000	414,552

	Principal Amount	Value
Province of Quebec Canada 7.500% 9/15/29	$90,000	$123,628
Republic of Brazil International Bond 5.625% 1/07/41	305,000	303,475
United Mexican States 5.125% 1/15/20	200,000	219,800
United Mexican States 6.750% 9/27/34	160,000	188,800

		2,057,756

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,072,113)		2,057,756

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 9.4%
Collateralized Mortgage Obligations — 0.1%
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	236,473	268,016

Pass-Through Securities — 9.3%
Federal Home Loan Mortgage Corp.
Pool #Q15841 3.000% 2/01/43	4,120,302	4,025,181
Pool #J16072 3.500% 7/01/26	88,474	91,944
Pool #J16058 3.500% 7/01/26	156,443	162,578
Pool #Q01704 4.500% 6/01/41	434,737	458,835
Pool #Q03086 4.500% 9/01/41	1,771,619	1,869,820
Pool #E85346 6.000% 9/01/16	12,168	12,928
Pool #E85389 6.000% 9/01/16	9,223	9,739
Pool #E85542 6.000% 10/01/16	17,954	19,006
Pool #G11431 6.000% 2/01/18	17,616	18,758
Pool #E85089 6.500% 8/01/16	48,386	51,800
Pool #E85301 6.500% 9/01/16	29,044	31,045
Pool #C55867 7.500% 2/01/30	115,518	133,736
Pool #C01079 7.500% 10/01/30	17,004	19,863
Pool #C01135 7.500% 2/01/31	50,304	58,734
Pool #C00470 8.000% 8/01/26	30,785	36,294
Pool #G00924 8.000% 3/01/28	39,075	46,022

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #554904 9.000% 3/01/17	$284	$284
Federal Home Loan Mortgage Corp. TBA
Pool #2716 3.500% 5/02/25 (e)	700,000	726,031
Pool #5159 4.500% 5/02/39 (e)	1,000,000	1,051,953
Federal National Mortgage Association
Pool #725692 2.302% 10/01/33	144,832	152,627
Pool #888586 2.370% 10/01/34	258,847	273,555
Pool #AB8756 3.000% 3/01/43	794,677	762,269
Pool #AT0976 3.000% 4/01/43	766,896	735,621
Pool #AT2911 3.000% 4/01/43	926,224	888,451
Pool #AO8629 3.500% 7/01/42	1,342,263	1,364,913
Pool #AP6609 3.500% 9/01/42	499,701	508,134
Pool #AR8708 3.500% 4/01/43	248,578	249,665
Pool #AT0998 3.500% 4/01/43	1,233,987	1,239,386
Pool #AT4050 3.500% 5/01/43	329,031	330,470
Pool #MA1463 3.500% 6/01/43	803,760	807,277
Pool #745275 5.000% 2/01/36	1,036,163	1,116,264
Pool #586036 6.000% 5/01/16	576	589
Pool #587994 6.000% 6/01/16	25,538	26,873
Pool #564594 7.000% 1/01/31	13,030	14,909
Pool #572844 7.000% 4/01/31	27,663	31,790
Pool #253795 7.000% 5/01/31	123,290	141,522
Pool #499386 7.500% 9/01/29	2,845	3,315
Pool #521006 7.500% 12/01/29	1,343	1,569
Pool #522769 7.500% 12/01/29	78	91
Pool #252981 7.500% 1/01/30	15,705	18,309
Pool #524874 7.500% 2/01/30	894	986

	Principal Amount	Value
Pool #531196 7.500% 2/01/30	$1,970	$2,303
Pool #524317 7.500% 3/01/30	7,577	8,810
Pool #530299 7.500% 3/01/30	1,433	1,674
Pool #530520 7.500% 3/01/30	14,006	16,324
Pool #253183 7.500% 4/01/30	6,950	8,108
Pool #253265 7.500% 5/01/30	8,203	9,559
Pool #536999 8.000% 3/01/30	150	177
Pool #536949 8.000% 5/01/30	3,113	3,716
Pool #526380 8.000% 5/01/30	6,958	8,294
Pool #535351 8.000% 6/01/30	6,355	7,561
Pool #253481 8.000% 10/01/30	4,783	5,698
Pool #190317 8.000% 8/01/31	2,029	2,415
Pool #596656 8.000% 8/01/31	1,889	2,172
Pool #602008 8.000% 8/01/31	7,012	8,364
Federal National Mortgage Association TBA
Pool #1080 2.500% 9/02/27 (e)	2,090,000	2,097,429
Pool #812 2.500% 10/02/42 (e)	4,850,000	4,501,217
Pool #3772 3.000% 11/02/26 (e)	1,550,000	1,590,566
Pool #754 3.000% 10/02/42 (e)	2,655,000	2,589,247
Pool #5871 3.500% 11/02/25 (e)	2,000,000	2,080,312
Pool #12994 4.000% 9/02/40 (e)	2,050,000	2,130,639
Pool #21695 5.000% 1/02/37 (e)	875,000	940,830
Pool #44117 5.500% 1/02/35 (e)	3,470,000	3,763,459
Government National Mortgage Association
Pool #82488 2.000% 3/20/40	278,855	291,363
Pool #82462 3.500% 1/20/40	239,958	251,831
Pool #783262 4.500% 3/15/41	208,959	222,402

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #707760 4.500% 6/15/41	$683,933	$727,053
Pool #782562 5.000% 2/15/39	2,247,097	2,425,460
Pool #349496 7.000% 5/15/23	3,237	3,661
Pool #359587 7.000% 6/15/23	922	1,029
Pool #337539 7.000% 7/15/23	1,418	1,602
Pool #363066 7.000% 8/15/23	16,750	18,808
Pool #354674 7.000% 10/15/23	14,230	16,014
Pool #362651 7.000% 10/15/23	24,864	27,864
Pool #368814 7.000% 10/15/23	5,540	6,235
Pool #352021 7.000% 11/15/23	9,492	10,738
Pool #371967 7.000% 11/15/23	1,189	1,347
Pool #591581 7.000% 8/15/32	16,152	18,636
Pool #205884 7.500% 5/15/17	24,943	26,990
Pool #213760 7.500% 6/15/17	11,966	12,914
Government National Mortgage Association II TBA Pool #1559 3.500% 5/02/42 (e)	4,100,000	4,199,137
Government National Mortgage Association TBA
Pool #5884 3.000% 11/02/42 (e)	1,050,000	1,036,260
Pool #6078 4.000% 8/02/40 (e)	4,050,000	4,241,742
Pool #6669 4.500% 7/02/39 (e)	6,500,000	6,895,586
Pool #20432 6.000% 8/02/35 (e)	900,000	992,531

		58,701,213

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $59,231,212)		58,969,229

U.S. TREASURY OBLIGATIONS — 3.0%
U.S. Treasury Bonds & Notes — 3.0%
U.S. Treasury Bond 2.750% 8/15/42	3,330,000	2,874,688

	Principal Amount	Value
U.S. Treasury Bond 3.125% 11/15/41	$1,265,000	$1,186,065
U.S. Treasury Bond 4.500% 2/15/36	795,000	946,759
U.S. Treasury Note 0.375% 2/15/16	1,800,000	1,791,886
U.S. Treasury Note (f) 0.625% 9/30/17	7,730,000	7,557,827
U.S. Treasury Note 1.625% 8/15/22	4,535,000	4,254,751

		18,611,976

TOTAL U.S. TREASURY OBLIGATIONS (Cost $19,065,247)		18,611,976

TOTAL BONDS & NOTES (Cost $204,407,600)		206,614,255

TOTAL LONG-TERM INVESTMENTS (Cost $466,104,492)		601,970,763

SHORT-TERM INVESTMENTS — 10.1%
Commercial Paper — 10.0%
Apache Corp. (b) 0.280% 7/03/13	3,320,000	3,319,897
AT&T, Inc. (b) 0.518% 7/24/13	4,000,000	3,998,583
Avery Dennison Corp. (b) 0.250% 7/01/13	4,885,000	4,884,932
British Telecommunications PLC (b) 0.715% 4/08/14	2,809,000	2,793,543
Devon Energy Corp. (b) 0.406% 9/03/13	1,500,000	1,498,900
DirecTV Holdings LLC (b) 0.440% 12/02/13	2,923,000	2,917,427
Duke Energy Corp. (b) 0.400% 12/04/13	2,500,000	2,495,611
ERAC USA Finance LLC (b) 0.390% 9/23/13	5,856,000	5,850,544
Glencore Funding LLC (b) 0.426% 8/20/13	2,572,000	2,570,440
Holcim US Finance Sarl & Cie (b) 0.467% 7/15/13	4,398,000	4,397,101
Marriott International, Inc. (b) 0.350% 8/07/13	594,000	593,775
Nissan MTR ACCP (b) 0.280% 7/22/13	3,661,000	3,660,345
Noble Corp. (b) 0.350% 8/08/13	4,500,000	4,498,250
Pentair Finance (b) 0.320% 7/11/13	4,500,000	4,499,520

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Spectra Energy Capital LLC (b) 0.370% 8/01/13	$3,000,000	$2,998,983
Talisman Energy, Inc. (b) 0.320% 7/25/13	1,073,000	1,072,752
Transcanada Pipeline (b) 0.300% 7/03/13	2,000,000	1,999,933
Volvo Group Treasury NA (b) 0.400% 7/29/13	3,377,000	3,375,874
Westar Energy, Inc. (b) 0.320% 7/10/13	4,364,000	4,363,573
Xstrata Finance Canada Ltd. (b) 0.650% 12/02/13	1,357,000	1,353,178

		63,143,161

Repurchase Agreement — 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/28/13, 0.010%, due 7/01/13 (g)	162,230	162,230

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/13	4,635	4,635

U.S. Treasury Bills — 0.1%
U.S. Treasury Bill 0.105% 9/26/13	50,000	49,987
U.S. Treasury Bill 0.108% 9/26/13	600,000	599,840

		649,827

TOTAL SHORT-TERM INVESTMENTS (Cost $63,959,853)		63,959,853

TOTAL INVESTMENTS — 105.9% (Cost $530,064,345) (h)		665,930,616

Other Assets/(Liabilities) — (5.9)%		(37,257,951)

NET ASSETS — 100.0%		$628,672,665

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, these securities amounted to a value of $89,956,625 or 14.31% of net assets.
(c)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At June 30, 2013, these securities amounted to a value of $8 or 0.00% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At June 30, 2013, these securities amounted to a value of $929,860 or 0.15% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	Maturity value of $162,230. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 11/15/40, and an aggregate market value, including accrued interest, of $168,371.
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments

June 30, 2013 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.4%

COMMON STOCK — 99.4%
Basic Materials — 1.1%
Chemicals — 0.6%
E.I. du Pont de Nemours & Co.	92,180	$4,839,449

Mining — 0.5%
Vulcan Materials Co.	71,929	3,482,083

		8,321,532

Communications — 11.2%
Advertising — 0.5%
Omnicom Group, Inc.	66,097	4,155,518

Internet — 1.9%
AOL, Inc.	91,319	3,331,317
Google, Inc. Class A (a)	3,628	3,193,982
Liberty Interactive Corp. Class A (a)	218,961	5,038,293
Symantec Corp.	103,890	2,334,408

		13,898,000

Media — 3.1%
CBS Corp. Class B (Non-Voting)	75,035	3,666,961
Comcast Corp. Class A	124,952	5,232,990
DIRECTV (a)	60,208	3,710,017
Liberty Media Corp. (a)	10,690	1,355,064
Viacom, Inc. Class B	66,804	4,546,012
The Walt Disney Co.	74,760	4,721,094

		23,232,138

Telecommunications — 5.7%
BCE, Inc.	46,030	1,888,151
CenturyLink, Inc.	86,480	3,057,068
Cisco Systems, Inc.	531,649	12,924,387
Motorola Solutions, Inc.	90,044	5,198,240
Telefonica SA Sponsored ADR (Spain) (a)	101,040	1,294,323
Verizon Communications, Inc.	214,480	10,796,923
Vivendi SA Sponsored ADR (France)	72,840	1,376,676
Vodafone Group PLC Sponsored ADR (United Kingdom)	204,434	5,875,433

		42,411,201

		83,696,857

Consumer, Cyclical — 8.1%
Airlines — 0.5%
Delta Air Lines, Inc. (a)	215,770	4,037,057

Auto Manufacturers — 0.6%
General Motors Co. (a)	140,285	4,672,894

Distribution & Wholesale — 0.2%
Genuine Parts Co.	14,890	1,162,462

	Number of Shares	Value
Household Products — 0.1%
Reckitt Benckiser Group PLC – Sponsored ADR	65,830	$939,065

Lodging — 0.3%
Las Vegas Sands Corp.	35,410	1,874,251

Retail — 6.4%
Costco Wholesale Corp.	24,600	2,720,022
CVS Caremark Corp.	85,239	4,873,966
Family Dollar Stores, Inc.	81,852	5,100,198
The Gap, Inc.	59,600	2,487,108
Lowe’s Cos., Inc.	290,527	11,882,554
Macy’s, Inc.	67,940	3,261,120
McDonald’s Corp.	39,320	3,892,680
Target Corp.	122,297	8,421,372
Walgreen Co.	105,750	4,674,150

		47,313,170

		59,998,899

Consumer, Non-cyclical — 18.8%
Agriculture — 1.7%
Altria Group, Inc.	102,940	3,601,870
Lorillard, Inc.	91,250	3,985,800
Philip Morris International, Inc.	58,345	5,053,844

		12,641,514

Beverages — 2.1%
Coca-Cola Enterprises, Inc.	107,836	3,791,514
PepsiCo, Inc.	139,996	11,450,273

		15,241,787

Biotechnology — 0.4%
Amgen, Inc.	28,860	2,847,328

Commercial Services — 0.1%
Apollo Group, Inc. Class A (a)	54,610	967,689

Cosmetics & Personal Care — 0.8%
The Procter & Gamble Co.	78,511	6,044,562

Foods — 1.5%
ConAgra Foods, Inc.	70,520	2,463,264
Kraft Foods Group, Inc.	54,650	3,053,295
Sysco Corp.	113,480	3,876,477
Unilever NV NY Shares	54,020	2,123,526

		11,516,562

Health Care – Products — 1.3%
Baxter International, Inc.	68,489	4,744,233
Covidien PLC	77,299	4,857,469

		9,601,702

Health Care – Services — 3.0%
HCA Holdings, Inc.	135,687	4,892,873
Thermo Fisher Scientific, Inc.	58,090	4,916,157

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
UnitedHealth Group, Inc.	190,153	$12,451,218

		22,260,248

Pharmaceuticals — 7.9%
Astellas Pharma, Inc. Sponsored ADR (Japan)	148,060	2,001,771
Bristol-Myers Squibb Co.	206,457	9,226,563
Cardinal Health, Inc.	101,010	4,767,672
Forest Laboratories, Inc. (a)	113,066	4,635,706
Merck & Co., Inc.	177,345	8,237,675
Pfizer, Inc.	513,933	14,395,263
Roche Holding AG Sponsored ADR (Switzerland)	87,730	5,427,417
Sanofi ADR (France)	163,242	8,408,596
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	50,030	1,961,176

		59,061,839

		140,183,231

Energy — 12.4%
Coal — 0.3%
CONSOL Energy, Inc.	83,866	2,272,769

Oil & Gas — 9.2%
Anadarko Petroleum Corp.	59,500	5,112,835
BP PLC Sponsored ADR (United Kingdom)	136,560	5,700,014
Chevron Corp.	115,956	13,722,233
EOG Resources, Inc.	42,768	5,631,690
EQT Corp.	27,685	2,197,358
Exxon Mobil Corp.	78,845	7,123,646
Hess Corp.	77,583	5,158,494
Noble Energy, Inc.	91,538	5,495,942
Occidental Petroleum Corp.	66,040	5,892,749
Phillips 66	40,590	2,391,157
Pioneer Natural Resources Co.	12,870	1,862,933
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	58,518	3,733,448
Suncor Energy, Inc.	156,860	4,625,801

		68,648,300

Oil & Gas Services — 1.9%
Cameron International Corp. (a)	25,160	1,538,786
National Oilwell Varco, Inc.	25,000	1,722,500
Schlumberger Ltd.	108,695	7,789,084
Transocean Ltd.	70,151	3,363,740

		14,414,110

Pipelines — 1.0%
Enbridge, Inc.	89,070	3,747,175
Kinder Morgan, Inc.	40,360	1,539,734
The Williams Cos., Inc.	52,080	1,691,037

		6,977,946

		92,313,125

	Number of Shares	Value
Financial — 25.3%
Banks — 6.9%
Bank of America Corp.	895,483	$11,515,911
Capital One Financial Corp.	95,490	5,997,727
Fifth Third Bancorp	450,611	8,133,528
PNC Financial Services Group, Inc.	80,773	5,889,967
State Street Corp.	109,281	7,126,214
U.S. Bancorp	100,305	3,626,026
Wells Fargo & Co.	214,199	8,839,993

		51,129,366

Diversified Financial — 10.0%
Ameriprise Financial, Inc.	78,740	6,368,491
BlackRock, Inc.	11,030	2,833,056
The Charles Schwab Corp.	184,910	3,925,639
CIT Group, Inc. (a)	62,750	2,926,032
Citigroup, Inc.	407,704	19,557,561
Discover Financial Services	110,101	5,245,212
The Goldman Sachs Group, Inc.	52,170	7,890,712
JP Morgan Chase & Co.	321,063	16,948,916
Legg Mason, Inc.	106,959	3,316,799
Morgan Stanley	227,990	5,569,796

		74,582,214

Insurance — 7.5%
ACE Ltd.	62,930	5,630,976
Aflac, Inc.	56,580	3,288,430
The Allstate Corp.	75,060	3,611,887
American International Group, Inc. (a)	251,978	11,263,417
MetLife, Inc.	253,059	11,579,980
Sun Life Financial, Inc. (b)	99,070	2,934,453
The Travelers Cos., Inc.	109,819	8,776,734
Unum Group	191,732	5,631,169
XL Group PLC	90,230	2,735,774

		55,452,820

Real Estate Investment Trusts (REITS) — 0.9%
Public Storage	12,930	1,982,557
Weyerhaeuser Co.	167,083	4,760,195

		6,742,752

		187,907,152

Industrial — 11.8%
Aerospace & Defense — 1.8%
Northrop Grumman Corp.	68,693	5,687,780
United Technologies Corp.	82,770	7,692,644

		13,380,424

Electronics — 0.5%
TE Connectivity Ltd.	79,210	3,607,223

Engineering & Construction — 0.3%
ABB Ltd. Sponsored ADR (Switzerland)	106,930	2,316,104

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Manufacturing — 7.1%
Dover Corp.	56,161	$4,361,463
Eaton Corp. PLC	172,105	11,326,230
General Electric Co.	871,906	20,219,500
Honeywell International, Inc.	59,213	4,697,960
Illinois Tool Works, Inc.	68,338	4,726,940
Parker Hannifin Corp.	31,333	2,989,168
Pentair Ltd.	39,310	2,267,794
Siemens AG Sponsored ADR (Germany) (b)	24,530	2,485,134

		53,074,189

Metal Fabricate & Hardware — 0.3%
The Timken Co.	33,560	1,888,757

Packaging & Containers — 0.6%
Sealed Air Corp.	192,871	4,619,260

Transportation — 1.2%
CSX Corp.	78,300	1,815,777
Norfolk Southern Corp.	70,268	5,104,970
United Continental Holdings, Inc. (a)	53,860	1,685,280

		8,606,027

		87,491,984

Technology — 6.6%
Computers — 2.5%
Apple, Inc.	17,051	6,753,560
EMC Corp.	155,730	3,678,343
International Business Machines Corp.	9,600	1,834,656
NCR Corp. (a)	58,260	1,921,997
SanDisk Corp. (a)	38,630	2,360,293
Synopsys, Inc. (a)	53,730	1,920,847

		18,469,696

Office Equipment/Supplies — 0.3%
Xerox Corp.	269,880	2,447,812

Semiconductors — 2.0%
Analog Devices, Inc.	51,360	2,314,282
Intel Corp.	144,310	3,495,188
Maxim Integrated Products, Inc.	59,740	1,659,577
Microchip Technology, Inc. (b)	70,070	2,610,108
Texas Instruments, Inc.	141,983	4,950,947

		15,030,102

Software — 1.8%
CA, Inc.	102,020	2,920,833
Microsoft Corp.	110,693	3,822,229
Oracle Corp.	203,500	6,251,520

		12,994,582

		48,942,192

	Number of Shares	Value
Utilities — 4.1%
Electric — 3.7%
Calpine Corp. (a)	156,414	$3,320,669
Duke Energy Corp.	57,650	3,891,375
Edison International	53,690	2,585,710
FirstEnergy Corp.	106,528	3,977,756
NextEra Energy, Inc.	83,305	6,787,692
NRG Energy, Inc.	118,099	3,153,243
PG&E Corp.	86,290	3,946,043

		27,662,488

Gas — 0.4%
Sempra Energy	38,470	3,145,307

		30,807,795

TOTAL COMMON STOCK (Cost $629,094,031)		739,662,767

TOTAL EQUITIES (Cost $629,094,031)		739,662,767

MUTUAL FUNDS — 0.6%
Diversified Financial — 0.6%
State Street Navigator Securities Lending Prime Portfolio (c)	4,274,167	4,274,167

TOTAL MUTUAL FUNDS (Cost $4,274,167)		4,274,167

TOTAL LONG-TERM INVESTMENTS (Cost $633,368,198)		743,936,934

	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/28/13, 0.010%, due 7/01/13 (d)	$5,081,105	5,081,105

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/13	36,368	36,368

TOTAL SHORT-TERM INVESTMENTS (Cost $5,117,473)		5,117,473

TOTAL INVESTMENTS — 100.7% (Cost $638,485,671) (e)		749,054,407

Other Assets/(Liabilities) — (0.7)%		(5,311,071)

NET ASSETS — 100.0%		$743,743,336

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2013, was $4,186,079. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $5,081,109. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $5,185,410.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments

June 30, 2013 (Unaudited)

	Number of Shares	Value
EQUITIES — 0.2%

PREFERRED STOCK — 0.2%
Financial — 0.2%
Insurance — 0.2%
The Allstate Corp. 5.100%	95,000	$2,431,050

TOTAL PREFERRED STOCK (Cost $2,375,000)		2,431,050

TOTAL EQUITIES (Cost $2,375,000)		2,431,050

	Principal Amount
BONDS & NOTES — 99.7%

CORPORATE DEBT — 41.5%
Advertising — 0.3%
The Interpublic Group of Cos., Inc. 2.250% 11/15/17	$1,050,000	1,020,385
WPP Finance 8.000% 9/15/14	1,365,000	1,473,123
WPP Finance 2010 4.750% 11/21/21	763,000	789,188

		3,282,696

Aerospace & Defense — 0.3%
BAE Systems Holdings, Inc. (a) 6.375% 6/01/19	670,000	775,798
Exelis, Inc. 4.250% 10/01/16	1,790,000	1,887,306
L-3 Communications Corp. 4.750% 7/15/20	100,000	104,881
United Technologies Corp. 6.125% 7/15/38	350,000	426,654

		3,194,639

Agriculture — 0.3%
Altria Group, Inc. 2.850% 8/09/22	1,000,000	924,677
Altria Group, Inc. 4.250% 8/09/42	515,000	439,478
Altria Group, Inc. 9.700% 11/10/18	112,000	148,893
Altria Group, Inc. 9.950% 11/10/38	170,000	251,602
Bunge Ltd. Finance Corp. 3.200% 6/15/17	1,200,000	1,227,640
Philip Morris International, Inc. 6.375% 5/16/38	160,000	190,154

		3,182,444

	Principal Amount	Value
Airlines — 0.0%
United Air Lines, Inc. (b) 10.110% 2/19/49	$128,574	$56,251

Auto Manufacturers — 0.3%
Daimler Finance NA LLC (a) 2.625% 9/15/16	900,000	923,703
Volvo Treasury AB (a) 5.950% 4/01/15	2,700,000	2,902,203

		3,825,906

Automotive & Parts — 0.2%
Lear Corp. 8.125% 3/15/20	1,516,000	1,660,020
Lear Corp. (a) 4.750% 1/15/23	440,000	418,000

		2,078,020

Banks — 2.7%
Associated Banc-Corp. 5.125% 3/28/16	1,400,000	1,507,031
Bank of America Corp. 3.625% 3/17/16	925,000	966,261
Bank of America Corp. 4.500% 4/01/15	700,000	734,248
Bank of America Corp. 5.750% 12/01/17	780,000	866,872
Bank of America Corp. 5.875% 2/07/42	470,000	525,465
Bank of America Corp. Series L 5.650% 5/01/18	1,230,000	1,366,508
Barclays Bank PLC 5.000% 9/22/16	200,000	220,956
Capital One Financial Corp. 2.125% 7/15/14	550,000	556,445
Capital One Financial Corp. 7.375% 5/23/14	455,000	480,869
Credit Suisse AG 5.400% 1/14/20	1,410,000	1,527,652
Credit Suisse New York 5.500% 5/01/14	400,000	416,302
Discover Bank 2.000% 2/21/18	1,385,000	1,340,514
Export-Import Bank of Korea 1.750% 2/27/18	505,000	475,835
Export-Import Bank of Korea 4.000% 1/11/17	650,000	680,153
First Horizon National Corp. 5.375% 12/15/15	2,900,000	3,133,412
FirstMerit Corp. 4.350% 2/04/23	460,000	456,135
HSBC Holdings PLC 6.500% 9/15/37	570,000	633,663

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ICICI Bank Ltd. (a) 4.700% 2/21/18	$1,250,000	$1,254,442
ICICI Bank Ltd. (a) 4.750% 11/25/16	1,276,000	1,312,490
ICICI Bank Ltd. (a) 5.500% 3/25/15	2,570,000	2,675,848
KFW 2.125% 1/17/23	3,340,000	3,141,938
Regions Financial Corp. 7.750% 11/10/14	564,000	609,447
The Toronto-Dominion Bank 2.375% 10/19/16	1,010,000	1,045,083
UBS AG 5.750% 4/25/18	1,095,000	1,265,403
Wachovia Bank NA 5.850% 2/01/37	25,000	27,859
Wachovia Bank NA 6.600% 1/15/38	325,000	397,130
Wachovia Corp. 5.750% 6/15/17	910,000	1,032,945
Wells Fargo & Co. 3.450% 2/13/23	1,890,000	1,805,016
Wells Fargo & Co. 3.625% 4/15/15	1,110,000	1,165,360
Wells Fargo & Co. 4.600% 4/01/21	210,000	228,840
Zions Bancorp. 6.000% 9/15/15	870,000	899,107

		32,749,229

Beverages — 0.2%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	125,000	161,062
Fomento Economico Mexicano SAB de CV 2.875% 5/10/23	500,000	452,711
Molson Coors Brewing Co. 5.000% 5/01/42	400,000	384,222
Pernod-Ricard SA (a) 2.950% 1/15/17	1,400,000	1,432,494

		2,430,489

Biotechnology — 0.1%
Amgen, Inc. 5.150% 11/15/41	950,000	946,143

Building Materials — 0.8%
CRH America, Inc. 8.125% 7/15/18	1,195,000	1,454,009
Lafarge North America, Inc. 6.875% 7/15/13	2,640,000	2,646,600
Lafarge SA (a) 6.200% 7/09/15	2,700,000	2,875,500
Masco Corp. 4.800% 6/15/15	1,875,000	1,921,875

	Principal Amount	Value
Masco Corp. 7.125% 8/15/13	$840,000	$844,200
Owens Corning, Inc. 9.000% 6/15/19	590,000	724,366

		10,466,550

Chemicals — 1.4%
Ashland, Inc. (a) 3.000% 3/15/16	2,969,000	2,983,845
Ashland, Inc. (a) 6.875% 5/15/43	1,202,000	1,226,040
Cabot Corp. 5.000% 10/01/16	2,215,000	2,439,978
CF Industries, Inc. 3.450% 6/01/23	366,000	351,731
Cytec Industries, Inc. 3.500% 4/01/23	380,000	363,043
Cytec Industries, Inc. 8.950% 7/01/17	250,000	300,043
The Dow Chemical Co. 8.550% 5/15/19	250,000	318,969
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	115,000	135,877
Ecolab, Inc. 4.350% 12/08/21	375,000	395,894
Incitec Pivot Finance LLC (a) 6.000% 12/10/19	640,000	701,237
Incitec Pivot Ltd. (a) 4.000% 12/07/15	1,877,000	1,961,315
Methanex Corp. 5.250% 3/01/22	350,000	366,889
NOVA Chemicals Corp. 8.625% 11/01/19	1,075,000	1,178,469
RPM International, Inc. 3.450% 11/15/22	1,425,000	1,329,414
RPM International, Inc. 6.125% 10/15/19	550,000	631,682
RPM International, Inc. 6.250% 12/15/13	2,310,000	2,359,184
Valspar Corp. 7.250% 6/15/19	315,000	381,095

		17,424,705

Commercial Services — 0.4%
Brambles USA, Inc. (a) 3.950% 4/01/15	1,010,000	1,054,711
Donnelley (R.R.) & Sons Co. 4.950% 4/01/14	1,160,000	1,177,400
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	250,000	261,250
ERAC USA Finance Co. (a) 6.700% 6/01/34	125,000	141,025
ERAC USA Finance LLC (a) 3.300% 10/15/22	875,000	830,583

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Western Union Co. 5.930% 10/01/16	$1,020,000	$1,133,579

		4,598,548

Computers — 0.8%
Apple, Inc. 1.000% 5/03/18	1,960,000	1,882,184
Apple, Inc. 2.400% 5/03/23	1,360,000	1,261,351
Apple, Inc. 3.850% 5/04/43	615,000	546,263
Brocade Communications Systems, Inc. 6.875% 1/15/20	80,000	85,400
Electronic Data Systems LLC 7.450% 10/15/29	300,000	338,824
EMC Corp. 3.375% 6/01/23	1,764,000	1,731,389
Hewlett-Packard Co. 2.125% 9/13/15	865,000	875,454
Hewlett-Packard Co. 2.200% 12/01/15	1,025,000	1,040,893
Hewlett-Packard Co. 5.500% 3/01/18	750,000	831,215
HP Enterprise Services LLC Series B 6.000% 8/01/13	360,000	361,437
International Business Machines Corp. 5.600% 11/30/39	600,000	690,452

		9,644,862

Cosmetics & Personal Care — 0.1%
Avon Products, Inc. 5.000% 3/15/23	815,000	810,099
The Procter & Gamble Co. 5.800% 8/15/34	175,000	209,894

		1,019,993

Distribution & Wholesale — 0.1%
Arrow Electronics, Inc. 4.500% 3/01/23	660,000	649,385

Diversified Financial — 5.1%
American Express Co. 6.150% 8/28/17	295,000	341,850
American Express Co. 8.125% 5/20/19	810,000	1,046,774
BlackRock, Inc. 5.000% 12/10/19	580,000	657,854
BlackRock, Inc. 6.250% 9/15/17	295,000	347,306
Citigroup, Inc. 4.750% 5/19/15	1,590,000	1,681,586
Citigroup, Inc. 5.375% 8/09/20	1,100,000	1,216,379
Citigroup, Inc. 5.500% 10/15/14	610,000	641,588

	Principal Amount	Value
Citigroup, Inc. 5.875% 5/29/37	$490,000	$530,911
Citigroup, Inc. 5.875% 1/30/42	475,000	522,639
Citigroup, Inc. 6.125% 11/21/17	745,000	846,729
Citigroup, Inc. 6.375% 8/12/14	1,000,000	1,055,280
Citigroup, Inc. 8.500% 5/22/19	486,000	612,373
CNH Capital LLC (a) 3.625% 4/15/18	655,000	623,888
CNH Capital LLC 6.250% 11/01/16	1,240,000	1,320,600
Eaton Vance Corp. 3.625% 6/15/23	567,000	547,056
Eaton Vance Corp. 6.500% 10/02/17	168,000	193,354
ERAC USA Finance LLC (a) 2.750% 7/01/13	1,100,000	1,100,000
Ford Motor Credit Co. LLC 2.750% 5/15/15	1,500,000	1,520,985
Ford Motor Credit Co. LLC 3.000% 6/12/17	1,250,000	1,252,635
Ford Motor Credit Co. LLC 3.875% 1/15/15	1,420,000	1,463,656
Ford Motor Credit Co. LLC 8.700% 10/01/14	2,200,000	2,387,816
Ford Motor Credit Co. LLC 12.000% 5/15/15	2,000,000	2,358,354
General Electric Capital Corp. 1.600% 11/20/17	1,380,000	1,347,138
General Electric Capital Corp. 3.350% 10/17/16	555,000	584,266
General Electric Capital Corp. 5.375% 10/20/16	590,000	658,332
General Electric Capital Corp. 5.500% 1/08/20	115,000	129,661
General Electric Capital Corp. 5.625% 5/01/18	190,000	217,931
General Electric Capital Corp. 6.875% 1/10/39	1,040,000	1,281,697
General Motors Financial Co., Inc. (a) 2.750% 5/15/16	960,000	944,400
The Goldman Sachs Group, Inc. 1.600% 11/23/15	1,610,000	1,613,674
The Goldman Sachs Group, Inc. 3.300% 5/03/15	900,000	927,651
The Goldman Sachs Group, Inc. 3.625% 2/07/16	380,000	396,667
The Goldman Sachs Group, Inc. 5.375% 3/15/20	950,000	1,030,801

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Goldman Sachs Group, Inc. 5.625% 1/15/17	$975,000	$1,056,690
The Goldman Sachs Group, Inc. 5.750% 1/24/22	950,000	1,047,862
The Goldman Sachs Group, Inc. 6.125% 2/15/33	335,000	366,405
The Goldman Sachs Group, Inc. 6.150% 4/01/18	150,000	169,026
The Goldman Sachs Group, Inc. 6.345% 2/15/34	335,000	321,887
The Goldman Sachs Group, Inc. 6.750% 10/01/37	345,000	353,406
Hyundai Capital America (a) 1.625% 10/02/15	680,000	677,799
Hyundai Capital America (a) 4.000% 6/08/17	575,000	595,670
International Lease Finance Corp. 3.875% 4/15/18	1,515,000	1,424,100
International Lease Finance Corp. 5.625% 9/20/13	390,000	392,730
International Lease Finance Corp. 5.750% 5/15/16	4,742,000	4,873,040
Janus Capital Group, Inc. 6.700% 6/15/17	1,750,000	1,954,011
JP Morgan Chase & Co. 3.375% 5/01/23	1,105,000	1,028,932
JP Morgan Chase & Co. 3.450% 3/01/16	1,965,000	2,049,664
JP Morgan Chase & Co. 4.500% 1/24/22	950,000	994,766
JP Morgan Chase & Co. 4.950% 3/25/20	1,655,000	1,807,171
JP Morgan Chase & Co. 5.600% 7/15/41	1,125,000	1,210,673
JP Morgan Chase & Co. 6.000% 1/15/18	275,000	313,820
Lazard Group LLC 6.850% 6/15/17	1,098,000	1,228,160
Lazard Group LLC 7.125% 5/15/15	1,330,000	1,444,194
Leighton Finance USA Pty Ltd. (a) 5.950% 11/13/22	685,000	657,408
Merrill Lynch & Co., Inc. 7.750% 5/14/38	400,000	457,554
Morgan Stanley 3.800% 4/29/16	600,000	624,037
Morgan Stanley 4.000% 7/24/15	950,000	990,230
Morgan Stanley 4.200% 11/20/14	1,765,000	1,825,857
Morgan Stanley 5.450% 1/09/17	330,000	356,647

	Principal Amount	Value
Morgan Stanley 5.750% 1/25/21	$625,000	$678,408
Morgan Stanley, Series F 6.625% 4/01/18	1,000,000	1,133,455
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	155,000	214,748
TD Ameritrade Holding Corp. 4.150% 12/01/14	295,000	308,871

		61,959,052

Electric — 2.4%
The AES Corp. 7.750% 10/15/15	394,000	434,385
Ameren Corp. 8.875% 5/15/14	2,190,000	2,334,310
CMS Energy Corp. 2.750% 5/15/14	3,830,000	3,884,133
CMS Energy Corp. 5.050% 2/15/18	1,250,000	1,388,558
CMS Energy Corp. 6.875% 12/15/15	235,000	264,119
Exelon Generation Co. LLC 6.250% 10/01/39	840,000	913,668
Florida Power & Light Co. 4.950% 6/01/35	630,000	684,239
Georgia Power Co. 4.300% 3/15/42	473,000	433,778
IPALCO Enterprises, Inc. 5.000% 5/01/18	2,215,000	2,281,450
IPALCO Enterprises, Inc. (a) 7.250% 4/01/16	1,416,000	1,536,360
Kansas Gas & Electric Co. 5.647% 3/29/21	237,390	248,004
Kiowa Power Partners LLC (a) 4.811% 12/30/13	25,581	25,729
LG&E and KU Energy LLC 4.375% 10/01/21	1,100,000	1,146,076
MidAmerican Energy Holdings Co. 5.950% 5/15/37	1,100,000	1,222,120
National Fuel Gas Co. 3.750% 3/01/23	710,000	683,259
Nevada Power Co. Series N 6.650% 4/01/36	550,000	691,007
Niagara Mohawk Power Corp. (a) 2.721% 11/28/22	1,070,000	1,002,190
Nisource Finance Corp. 4.800% 2/15/44	1,135,000	1,027,740
NiSource Finance Corp. 5.800% 2/01/42	950,000	978,455
Oncor Electric Delivery Co. 6.800% 9/01/18	60,000	72,505

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oncor Electric Delivery Co. 7.500% 9/01/38	$495,000	$670,393
Pacific Gas & Electric Co. 5.800% 3/01/37	543,000	616,171
PPL Capital Funding, Inc. 1.900% 6/01/18	320,000	314,338
Puget Energy, Inc. 6.500% 12/15/20	1,580,000	1,769,608
Southern California Edison Co. 5.950% 2/01/38	545,000	658,357
State Grid Overseas Investment 2013 Ltd. (a) 1.750% 5/22/18	1,170,000	1,121,368
Tenaska Oklahoma I LP (a) 6.528% 12/30/14	88,713	90,357
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	233,000	253,966
Tri-State Generation & Transmission Association, Series 2003, Class B (a) 7.144% 7/31/33	480,000	596,870
Union Electric Co. 6.700% 2/01/19	505,000	615,873
Virginia Electric and Power Co. 6.350% 11/30/37	640,000	799,164
Wisconsin Public Service Corp. 5.650% 11/01/17	380,000	431,090

		29,189,640

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	600,000	625,500

Electronics — 0.6%
Agilent Technologies, Inc. 3.875% 7/15/23	967,000	933,886
Amphenol Corp. 4.000% 2/01/22	475,000	474,023
Arrow Electronics, Inc. 6.000% 4/01/20	725,000	784,611
Avnet, Inc. 4.875% 12/01/22	653,000	650,380
Avnet, Inc. 5.875% 3/15/14	2,015,000	2,077,802
Jabil Circuit, Inc. 7.750% 7/15/16	1,015,000	1,149,487
PerkinElmer, Inc. 5.000% 11/15/21	600,000	624,420
Tech Data Corp. 3.750% 9/21/17	885,000	899,035

		7,593,644

Engineering & Construction — 0.1%
BAA Funding Ltd. (a) 2.500% 6/25/17	1,135,000	1,153,068

	Principal Amount	Value
Entertainment — 0.0%
International Game Technology 5.500% 6/15/20	$550,000	$568,356

Environmental Controls — 0.1%
Republic Services, Inc. 3.800% 5/15/18	595,000	628,470
Republic Services, Inc. 5.250% 11/15/21	100,000	109,792
Waste Management, Inc. 6.100% 3/15/18	90,000	104,095

		842,357

Foods — 0.9%
ConAgra Foods, Inc. (a) 4.950% 8/15/20	600,000	644,648
ConAgra Foods, Inc. (a) 6.625% 8/15/39	350,000	407,058
ConAgra Foods, Inc. 7.000% 4/15/19	465,000	560,787
Delhaize America, Inc. 9.000% 4/15/31	855,000	1,021,662
General Mills, Inc. 5.400% 6/15/40	70,000	77,476
Kraft Foods, Inc. 4.125% 2/09/16	1,100,000	1,175,843
Kraft Foods, Inc. 6.500% 2/09/40	375,000	447,425
Safeway, Inc. 3.400% 12/01/16	600,000	625,453
TreeHouse Foods, Inc. 7.750% 3/01/18	2,050,000	2,170,438
Tyson Foods, Inc. 4.500% 6/15/22	850,000	868,550
Tyson Foods, Inc. 6.600% 4/01/16	2,300,000	2,597,933

		10,597,273

Forest Products & Paper — 0.3%
Domtar Corp. 9.500% 8/01/16	160,000	189,138
International Paper Co. 4.750% 2/15/22	425,000	447,222
International Paper Co. 7.300% 11/15/39	765,000	918,123
International Paper Co. 9.375% 5/15/19	200,000	261,410
The Mead Corp. 7.550% 3/01/47	1,000,000	1,054,913
Plum Creek Timberlands LP 3.250% 3/15/23	1,015,000	938,917

		3,809,723

Gas — 0.0%
Boston Gas Co. (a) 4.487% 2/15/42	450,000	432,448

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hand & Machine Tools — 0.1%
Kennametal, Inc. 2.650% 11/01/19	$800,000	$775,733

Health Care – Products — 0.3%
Boston Scientific Corp. 4.500% 1/15/15	2,650,000	2,772,438
Boston Scientific Corp. 6.000% 1/15/20	650,000	735,720
Johnson & Johnson 5.850% 7/15/38	175,000	215,191

		3,723,349

Health Care – Services — 0.9%
Cigna Corp. 2.750% 11/15/16	800,000	830,181
Cigna Corp. 5.125% 6/15/20	450,000	488,450
HCA, Inc. 8.500% 4/15/19	5,130,000	5,505,131
Kaiser Foundation Hospitals 3.500% 4/01/22	375,000	370,856
Roche Holdings, Inc. (a) 6.000% 3/01/19	170,000	202,977
Roche Holdings, Inc. (a) 7.000% 3/01/39	680,000	915,812
UnitedHealth Group, Inc. 2.750% 2/15/23	405,000	376,959
UnitedHealth Group, Inc. 3.950% 10/15/42	350,000	301,140
UnitedHealth Group, Inc. 6.875% 2/15/38	1,160,000	1,449,234
WellPoint, Inc., Convertible (a) 2.750% 10/15/42	650,000	809,250

		11,249,990

Holding Company – Diversified — 0.2%
Hutchison Whampoa International Ltd. (a) 5.750% 9/11/19	725,000	814,482
Leucadia National Corp. 7.750% 8/15/13	1,680,000	1,692,264

		2,506,746

Home Furnishing — 0.1%
Whirlpool Corp. 3.700% 3/01/23	630,000	603,801
Whirlpool Corp. 5.150% 3/01/43	290,000	274,524
Whirlpool Corp. 8.600% 5/01/14	220,000	233,568

		1,111,893

Household Products — 0.1%
Avery Dennison Corp. 3.350% 4/15/23	410,000	386,091

	Principal Amount	Value
Church & Dwight Co., Inc. 3.350% 12/15/15	$650,000	$681,509

		1,067,600

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.000% 6/15/15	670,000	678,194
Newell Rubbermaid, Inc. 2.050% 12/01/17	850,000	832,971
Toro Co. 7.800% 6/15/27	235,000	285,142

		1,796,307

Insurance — 2.7%
Aflac, Inc. 3.625% 6/15/23	1,366,000	1,327,732
Aflac, Inc. 8.500% 5/15/19	285,000	364,270
The Allstate Corp. 5.550% 5/09/35	630,000	711,242
The Allstate Corp. 7.450% 5/16/19	90,000	113,544
American International Group, Inc. 3.000% 3/20/15	1,200,000	1,236,683
American International Group, Inc. 3.650% 1/15/14	225,000	228,251
American International Group, Inc. 6.250% 5/01/36	2,200,000	2,539,715
The Chubb Corp. VRN 6.375% 4/15/17	1,312,000	1,403,840
CNA Financial Corp. 7.350% 11/15/19	670,000	811,243
The Hartford Financial Services Group, Inc. 4.000% 10/15/17	225,000	238,597
The Hartford Financial Services Group, Inc. 5.375% 3/15/17	325,000	357,056
ING US, Inc. (a) 5.500% 7/15/22	600,000	638,249
ING US, Inc. VRN (a) 5.650% 5/15/53	1,175,000	1,104,500
Liberty Mutual Group, Inc. (a) 4.250% 6/15/23	566,000	546,884
Lincoln National Corp. 4.300% 6/15/15	425,000	450,721
Lincoln National Corp. 8.750% 7/01/19	670,000	859,029
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	850,000	917,037
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	600,000	658,213
MetLife Capital Trust IV (a) 7.875% 12/15/32	1,960,000	2,334,178

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MetLife, Inc. Series A 6.817% 8/15/18	$145,000	$175,640
Principal Financial Group, Inc. 8.875% 5/15/19	290,000	375,347
The Progressive Corp. VRN 6.700% 6/15/17	2,039,000	2,202,120
Prudential Financial, Inc. 3.875% 1/14/15	615,000	640,714
Prudential Financial, Inc. 4.500% 11/15/20	475,000	506,284
Prudential Financial, Inc. 4.750% 9/17/15	1,220,000	1,312,802
Prudential Financial, Inc. VRN 5.200% 3/15/44	1,800,000	1,701,000
Prudential Financial, Inc. 6.200% 11/15/40	350,000	399,809
Prudential Financial, Inc. VRN 8.875% 6/15/38	1,475,000	1,770,000
QBE Insurance Group Ltd. (a) 2.400% 5/01/18	655,000	642,125
Reinsurance Group of America, Inc. 5.000% 6/01/21	1,220,000	1,307,276
Reinsurance Group of America, Inc. 6.450% 11/15/19	850,000	977,690
The Travelers Cos., Inc. 6.250% 6/15/37	550,000	663,932
Willis Group Holdings PLC 4.125% 3/15/16	225,000	235,537
Willis North America, Inc. 7.000% 9/29/19	566,000	650,058
WR Berkley Corp. 4.625% 3/15/22	2,600,000	2,678,112

		33,079,430

Internet — 0.2%
Expedia, Inc. 7.456% 8/15/18	2,250,000	2,596,025

Investment Companies — 0.2%
Xstrata Finance Canada (a) 2.850% 11/10/14	1,000,000	1,018,020
Xstrata Finance Canada (a) 2.050% 10/23/15	1,225,000	1,225,387
Xstrata Finance Canada (a) 5.800% 11/15/16	240,000	261,805

		2,505,212

Iron & Steel — 1.1%
Allegheny Technologies, Inc. 9.375% 6/01/19	220,000	271,473
ArcelorMittal 4.250% 8/05/15	3,850,000	3,888,500
ArcelorMittal 5.750% 8/05/20	1,200,000	1,188,000

	Principal Amount	Value
ArcelorMittal 9.500% 2/15/15	$2,010,000	$2,195,925
Cliffs Natural Resources, Inc. 3.950% 1/15/18	1,025,000	979,293
Gerdau Trade, Inc. (a) 4.750% 4/15/23	1,170,000	1,070,550
Reliance Steel & Aluminum Co. 4.500% 4/15/23	815,000	772,926
Reliance Steel & Aluminum Co. 6.200% 11/15/16	1,870,000	2,087,883
Reliance Steel & Aluminum Co. 6.850% 11/15/36	1,045,000	1,086,349

		13,540,899

Leisure Time — 0.1%
Carnival Corp. 1.875% 12/15/17	750,000	724,440

Lodging — 0.7%
Choice Hotels International, Inc. 5.700% 8/28/20	1,100,000	1,166,000
Hyatt Hotels Corp. 3.375% 7/15/23	545,000	508,078
Marriott International, Inc. 3.250% 9/15/22	1,345,000	1,252,348
Marriott International, Inc. 5.810% 11/10/15	300,000	325,901
Marriott International, Inc. 6.200% 6/15/16	945,000	1,055,708
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	220,000	260,120
Wyndham Worldwide Corp. 2.500% 3/01/18	1,160,000	1,139,251
Wyndham Worldwide Corp. 2.950% 3/01/17	350,000	354,245
Wyndham Worldwide Corp. 6.000% 12/01/16	6,000	6,694
Wynn Las Vegas LLC 7.750% 8/15/20	2,400,000	2,664,960

		8,733,305

Machinery – Diversified — 0.2%
Roper Industries, Inc. 3.125% 11/15/22	1,075,000	1,015,933
Xylem, Inc. 3.550% 9/20/16	800,000	841,095
Xylem, Inc. 4.875% 10/01/21	375,000	398,148

		2,255,176

Manufacturing — 1.2%
Carlisle Cos., Inc. 3.750% 11/15/22	875,000	835,042

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Cooper US, Inc. 6.100% 7/01/17	$535,000	$611,887
Eaton Corp. (a) 1.500% 11/02/17	715,000	694,062
General Electric Co. 4.125% 10/09/42	1,430,000	1,330,608
General Electric Co. 5.250% 12/06/17	335,000	378,264
Harsco Corp 2.700% 10/15/15	3,875,000	3,902,137
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	310,000	367,177
Ingersoll-Rand Global Holding Co. Ltd. 9.500% 4/15/14	590,000	629,687
Siemens Financieringsmaatschappij NV (a) 5.750% 10/17/16	530,000	605,530
SPX Corp. 7.625% 12/15/14	803,000	851,180
Textron, Inc. 6.200% 3/15/15	1,050,000	1,130,246
Textron, Inc. 7.250% 10/01/19	730,000	866,869
Tyco Electronics Group SA 6.550% 10/01/17	1,775,000	2,054,740
Tyco Electronics Group SA 7.125% 10/01/37	335,000	392,985

		14,650,414

Media — 0.9%
BSKYB Finance PLC (a) 5.625% 10/15/15	1,415,000	1,552,477
CBS Corp. 7.875% 7/30/30	315,000	401,351
Comcast Corp. 6.400% 5/15/38	190,000	226,779
Comcast Corp. 6.950% 8/15/37	515,000	648,245
Globo Comunicacao e Participacoes SA (a) 4.875% 4/11/22	1,300,000	1,316,250
Grupo Televisa SAB 6.625% 1/15/40	109,000	120,199
NBCUniversal Media LLC 6.400% 4/30/40	65,000	77,735
News America, Inc. 6.900% 8/15/39	420,000	493,965
News America, Inc. 8.000% 10/17/16	1,500,000	1,803,411
Time Warner Cable, Inc. 4.000% 9/01/21	550,000	526,708
Time Warner Cable, Inc. 6.750% 6/15/39	985,000	1,004,788

	Principal Amount	Value
Time Warner Cable, Inc. 8.250% 4/01/19	$75,000	$90,300
Time Warner Cable, Inc. 8.750% 2/14/19	325,000	398,930
Time Warner, Inc. 4.700% 1/15/21	650,000	695,553
Time Warner, Inc. 5.875% 11/15/16	710,000	810,480
Time Warner, Inc. 6.100% 7/15/40	650,000	709,677
Time Warner, Inc. 6.250% 3/29/41	210,000	231,712
Viacom, Inc. 6.250% 4/30/16	265,000	299,255

		11,407,815

Metal Fabricate & Hardware — 0.2%
The Timken Co. 6.000% 9/15/14	2,160,000	2,283,589

Mining — 0.5%
Freeport-McMoRan Copper & Gold, Inc. (a) 2.375% 3/15/18	585,000	556,379
Freeport-McMoRan Copper & Gold, Inc. (a) 5.450% 3/15/43	880,000	776,031
Newcrest Finance Property Ltd. (a) 4.450% 11/15/21	1,100,000	987,155
Newmont Mining Corp. 5.125% 10/01/19	960,000	1,010,281
Vale Overseas Ltd. 5.625% 9/15/19	200,000	215,484
Vale Overseas Ltd. 6.250% 1/11/16	770,000	849,211
Vale Overseas Ltd. 6.250% 1/23/17	1,070,000	1,195,521
Vale Overseas Ltd. 6.875% 11/10/39	335,000	338,143
Vulcan Materials Co. 6.500% 12/01/16	540,000	584,550

		6,512,755

Office Equipment/Supplies — 0.2%
Pitney Bowes Inc, MTN 4.750% 1/15/16	820,000	862,033
Pitney Bowes, Inc., MTN 5.750% 9/15/17	900,000	972,463
Xerox Corp. 4.250% 2/15/15	475,000	496,231
Xerox Corp. 5.625% 12/15/19	85,000	93,836

		2,424,563

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	$100,000	$108,014

Oil & Gas — 3.2%
Anadarko Petroleum Corp. 6.375% 9/15/17	2,000,000	2,299,960
Anadarko Petroleum Corp. 6.450% 9/15/36	545,000	631,515
Cenovus Energy, Inc. 5.700% 10/15/19	540,000	614,199
Cenovus Energy, Inc. 6.750% 11/15/39	545,000	653,257
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	240,000	210,300
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	2,310,000	2,175,731
Chesapeake Energy Corp. 3.250% 3/15/16	4,025,000	4,004,875
Chesapeake Energy Corp. 9.500% 2/15/15	1,640,000	1,812,200
ConocoPhillips 6.500% 2/01/39	475,000	597,551
Devon Energy Corp. 5.600% 7/15/41	700,000	725,355
Devon Energy Corp. 6.300% 1/15/19	260,000	301,250
EQT Corp. 4.875% 11/15/21	500,000	514,394
KazMunayGas National Co. JSC (a) 4.400% 4/30/23	1,135,000	1,052,712
Motiva Enterprises LLC (a) 5.750% 1/15/20	820,000	935,734
Motiva Enterprises LLC (a) 6.850% 1/15/40	655,000	820,997
Newfield Exploration Co. 6.875% 2/01/20	1,200,000	1,236,000
Nexen, Inc. 7.500% 7/30/39	150,000	183,191
Pemex Project Funding Master Trust 6.625% 6/15/35	140,000	147,000
Petrobras Global Finance BV 2.000% 5/20/16	1,160,000	1,135,914
Petrobras Global Finance BV 3.000% 1/15/19	640,000	594,487
Petrobras International Finance Co. 3.875% 1/27/16	1,599,000	1,645,093
Petrobras International Finance Co. 5.375% 1/27/21	1,005,000	1,009,717
Petrobras International Finance Co. 6.750% 1/27/41	425,000	424,601
Petroleos Mexicanos 5.500% 1/21/21	1,190,000	1,267,350

	Principal Amount	Value
Phillips 66 4.300% 4/01/22	$500,000	$516,613
Phillips 66 5.875% 5/01/42	450,000	496,009
Pioneer Natural Resources Co. 5.875% 7/15/16	1,150,000	1,282,517
Pioneer Natural Resources Co. 7.500% 1/15/20	1,050,000	1,289,367
Rosneft Oil Co. via Rosneft International Finance Ltd. (a) 3.149% 3/06/17	900,000	886,500
Rowan Cos., Inc. 4.875% 6/01/22	1,850,000	1,908,935
Rowan Cos., Inc. 5.000% 9/01/17	690,000	745,751
Shell International Finance BV 5.500% 3/25/40	325,000	377,616
Talisman Energy, Inc. 5.500% 5/15/42	600,000	587,464
Talisman Energy, Inc. 7.750% 6/01/19	545,000	662,409
Tesoro Corp. 9.750% 6/01/19	950,000	1,049,750
Transocean, Inc. 4.950% 11/15/15	2,500,000	2,681,477
Transocean, Inc. 5.050% 12/15/16	900,000	978,683
Valero Energy Corp. 6.125% 2/01/20	800,000	929,638

		39,386,112

Oil & Gas Services — 0.4%
Baker Hughes, Inc. 5.125% 9/15/40	800,000	873,020
Superior Energy Services, Inc. 7.125% 12/15/21	2,024,000	2,185,920
Weatherford International Ltd. 4.500% 4/15/22	650,000	642,614
Weatherford International Ltd. 5.950% 4/15/42	475,000	448,956
Weatherford International Ltd. 6.000% 3/15/18	525,000	589,554

		4,740,064

Packaging & Containers — 0.2%
Bemis Co., Inc. 6.800% 8/01/19	840,000	996,481
Brambles USA Inc., Series A (a) 5.350% 4/01/20	490,000	537,280
Sonoco Products Co. 4.375% 11/01/21	475,000	486,258

		2,020,019

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pharmaceuticals — 0.9%
AbbVie, Inc. (a) 4.400% 11/06/42	$500,000	$464,431
McKesson Corp. 4.750% 3/01/21	600,000	659,373
McKesson Corp. 6.000% 3/01/41	550,000	643,200
Mead Johnson Nutrition Co. 4.900% 11/01/19	1,010,000	1,108,660
Mead Johnson Nutrition Co. 5.900% 11/01/39	590,000	648,182
Medco Health Solutions, Inc. 2.750% 9/15/15	1,880,000	1,933,033
Merck Sharp & Dohme Corp. 5.850% 6/30/39	180,000	212,781
Mylan, Inc. (a) 7.625% 7/15/17	550,000	608,966
Mylan, Inc. (a) 7.875% 7/15/20	2,875,000	3,317,600
Pfizer, Inc. 7.200% 3/15/39	395,000	529,279
Teva Pharmaceutical Finance Co. LLC 6.150% 2/01/36	395,000	466,850
Wyeth 6.000% 2/15/36	360,000	431,112
Zoetis, Inc. (a) 3.250% 2/01/23	445,000	422,802

		11,446,269

Pipelines — 1.4%
Boardwalk Pipelines LLC 5.500% 2/01/17	200,000	220,678
CenterPoint Energy Resources Corp. 4.500% 1/15/21	475,000	518,426
CenterPoint Energy Resources Corp. 5.850% 1/15/41	425,000	497,332
DCP Midstream LLC (a) 9.750% 3/15/19	35,000	45,137
DCP Midstream Operating LLC 3.875% 3/15/23	190,000	178,198
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	2,000,000	2,125,626
Energy Transfer Partners LP FRN 1.000% 8/09/13	1,375,000	1,237,500
Energy Transfer Partners LP 9.700% 3/15/19	1,050,000	1,362,662
Enogex LLC (a) 6.875% 7/15/14	1,595,000	1,661,957
Enterprise Products Operating LP 3.200% 2/01/16	450,000	472,373
Enterprise Products Operating LP 5.950% 2/01/41	455,000	495,703

	Principal Amount	Value
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	$190,000	$199,767
Kern River Funding Corp. (a) 4.893% 4/30/18	443,004	478,013
Kinder Morgan Energy Partners LP 6.000% 2/01/17	185,000	208,358
Kinder Morgan Energy Partners LP 6.500% 2/01/37	150,000	167,817
Kinder Morgan Energy Partners LP 6.950% 1/15/38	175,000	206,903
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	2,700,000	2,834,727
Magellan Midstream Partners LP 6.550% 7/15/19	560,000	665,826
ONEOK Partners LP 3.250% 2/01/16	450,000	469,321
ONEOK Partners LP 6.125% 2/01/41	440,000	454,170
Southern Natural Gas Co. LLC (a) 5.900% 4/01/17	310,000	353,244
Texas Eastern Transmission LP (a) 6.000% 9/15/17	230,000	261,969
TransCanada PipeLines Ltd. 6.200% 10/15/37	130,000	152,047
The Williams Cos., Inc. 3.700% 1/15/23	570,000	529,577
Williams Partners LP 5.250% 3/15/20	1,415,000	1,520,705

		17,318,036

Real Estate — 0.3%
AMB Property LP 4.500% 8/15/17	760,000	806,461
Colonial Realty LP 6.250% 6/15/14	358,000	374,527
Post Apartment Homes LP 3.375% 12/01/22	400,000	373,717
ProLogis LP 5.625% 11/15/16	1,655,000	1,848,527
ProLogis LP 6.125% 12/01/16	82,000	92,392

		3,495,624

Real Estate Investment Trusts (REITS) — 2.0%
American Tower Corp. 4.500% 1/15/18	1,375,000	1,466,449
American Tower Corp. 4.625% 4/01/15	2,700,000	2,853,233
Boston Properties LP 3.700% 11/15/18	475,000	498,891
Boston Properties LP 4.125% 5/15/21	580,000	595,544
Boston Properties LP 5.000% 6/01/15	170,000	182,710

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Brandywine Operating Partners LP 4.950% 4/15/18	$800,000	$851,998
DDR Corp 9.625% 3/15/16	1,250,000	1,488,497
DDR Corp. 4.750% 4/15/18	1,000,000	1,074,505
DDR Corp. 7.500% 4/01/17	1,000,000	1,159,629
DDR Corp. 7.875% 9/01/20	1,000,000	1,219,758
Duke Realty LP 8.250% 8/15/19	1,375,000	1,713,497
ERP Operating LP 4.625% 12/15/21	375,000	397,220
Federal Realty Investment Trust 5.900% 4/01/20	330,000	378,725
HCP, Inc. 2.625% 2/01/20	970,000	908,700
Highwoods Realty LP 5.850% 3/15/17	1,800,000	1,967,556
Liberty Property LP 3.375% 6/15/23	675,000	626,004
Mack-Cali Realty LP 4.500% 4/18/22	2,000,000	2,009,886
Mack-Cali Realty LP 7.750% 8/15/19	515,000	630,969
Realty Income Corp. 2.000% 1/31/18	2,445,000	2,372,511
Simon Property Group LP 5.650% 2/01/20	140,000	159,956
Ventas Realty LP/Ventas Capital Corp. 4.000% 4/30/19	1,325,000	1,377,859
Ventas Realty LP/Ventas Capital Corp. 4.250% 3/01/22	475,000	479,071

		24,413,168

Retail — 0.8%
Best Buy Co., Inc. 7.250% 7/15/13	1,325,000	1,326,656
CVS Caremark Corp. 6.125% 9/15/39	560,000	654,402
CVS Pass-Through Trust (a) 5.926% 1/10/34	1,354,176	1,510,559
CVS Pass-Through Trust (a) 7.507% 1/10/32	9,305	11,467
The Home Depot, Inc. 5.950% 4/01/41	600,000	714,809
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	610,000	730,011
McDonald’s Corp. 6.300% 10/15/37	400,000	500,364
O’Reilly Automotive, Inc. 3.850% 6/15/23	609,000	591,408

	Principal Amount	Value
O’Reilly Automotive, Inc. 4.875% 1/14/21	$575,000	$612,196
QVC, Inc. (a) 4.375% 3/15/23	835,000	778,864
QVC, Inc. 5.125% 7/02/22	545,000	550,744
Target Corp. 7.000% 1/15/38	475,000	619,994
Wal-Mart Stores, Inc. 6.200% 4/15/38	730,000	895,754
Wal-Mart Stores, Inc. 6.500% 8/15/37	515,000	650,746

		10,147,974

Savings & Loans — 0.4%
First Niagara Financial Group, Inc. 7.250% 12/15/21	800,000	919,923
Glencore Funding LLC (a) 1.700% 5/27/16	1,919,000	1,860,878
Glencore Funding LLC (a) 2.500% 1/15/19	1,472,000	1,331,732
Glencore Funding LLC (a) 6.000% 4/15/14	1,175,000	1,216,207
Washington Mutual Bank (b) 5.650% 8/15/14	1,125,000	11

		5,328,751

Semiconductors — 0.3%
Applied Materials, Inc. 5.850% 6/15/41	1,000,000	1,083,222
Intel Corp., Convertible 2.950% 12/15/35	1,050,000	1,142,531
Micron Technology, Inc., Convertible (a) 2.125% 2/15/33	1,018,000	1,479,282

		3,705,035

Software — 0.4%
CA, Inc. 5.375% 12/01/19	1,530,000	1,663,864
ManTech International Corp. 7.250% 4/15/18	1,285,000	1,336,400
Microsoft Corp. 3.000% 10/01/20	340,000	346,927
Oracle Corp. 1.200% 10/15/17	1,425,000	1,383,990

		4,731,181

Telecommunications — 1.9%
America Movil SAB de CV 5.000% 3/30/20	500,000	536,645
America Movil SAB de CV 6.125% 3/30/40	525,000	567,754
AT&T, Inc. 6.500% 9/01/37	1,135,000	1,287,768

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
AT&T, Inc. 6.550% 2/15/39	$455,000	$522,458
British Telecom PLC 9.625% 12/15/30	495,000	745,195
CenturyLink, Inc. 6.150% 9/15/19	560,000	582,400
CenturyLink, Inc. 7.650% 3/15/42	1,200,000	1,140,000
Cisco Systems, Inc. 5.500% 1/15/40	345,000	391,319
Deutsche Telekom International Finance BV 8.750% 6/15/30	475,000	658,954
Embarq Corp. 7.082% 6/01/16	780,000	874,017
Embarq Corp. 7.995% 6/01/36	145,000	152,996
Juniper Networks, Inc. 4.600% 3/15/21	450,000	461,765
Juniper Networks, Inc. 5.950% 3/15/41	700,000	718,521
Qwest Corp. 8.375% 5/01/16	2,960,000	3,434,902
Rogers Communications, Inc. 7.500% 8/15/38	50,000	66,131
Telecom Italia Capital 6.000% 9/30/34	115,000	104,282
Telecom Italia Capital 6.175% 6/18/14	592,000	612,719
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	700,000	684,543
Telefonica Emisiones SAU 3.992% 2/16/16	1,200,000	1,237,565
Telefonica Emisiones SAU 5.462% 2/16/21	475,000	489,698
Telefonica Emisiones SAU 6.421% 6/20/16	773,000	848,733
Verizon Communications, Inc. 7.350% 4/01/39	420,000	541,777
Verizon Communications, Inc. 8.750% 11/01/18	829,000	1,080,469
Verizon Global Funding Corp. 7.750% 12/01/30	250,000	323,883
Virgin Media Finance PLC 8.375% 10/15/19	3,375,000	3,661,875
Virgin Media Secured Finance PLC 6.500% 1/15/18	1,830,000	1,880,325

		23,606,694

Transportation — 0.9%
Asciano Finance (a) 3.125% 9/23/15	925,000	945,216
Asciano Finance (a) 4.625% 9/23/20	610,000	614,685

	Principal Amount	Value
Asciano Finance (a) 5.000% 4/07/18	$1,150,000	$1,221,738
Burlington Northern Santa Fe LLC 6.150% 5/01/37	720,000	835,924
Canadian National Railway Co. 5.850% 11/15/17	200,000	231,742
Canadian Pacific Railway Co. Ltd 7.250% 5/15/19	1,010,000	1,238,517
Con-way, Inc. 7.250% 1/15/18	1,285,000	1,460,401
CSX Corp. 7.250% 5/01/27	50,000	61,365
Norfolk Southern Corp. 6.000% 5/23/11	375,000	412,094
Ryder System, Inc. 2.500% 3/01/18	2,980,000	2,945,933
Union Pacific Corp. 4.000% 2/01/21	500,000	535,821
Union Pacific Corp. 5.375% 6/01/33	520,000	544,586

		11,048,022

Trucking & Leasing — 0.8%
GATX Corp. 2.375% 7/30/18	865,000	850,329
GATX Corp. 3.500% 7/15/16	875,000	915,168
GATX Corp. 3.900% 3/30/23	530,000	517,435
GATX Corp. 4.750% 5/15/15	315,000	331,309
GATX Corp. 4.750% 6/15/22	925,000	952,290
GATX Corp. 8.750% 5/15/14	1,145,000	1,221,233
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 3/15/16	3,425,000	3,483,842
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.125% 5/11/15	1,200,000	1,239,961
TTX Co. (a) 3.050% 11/15/22	900,000	842,571

		10,354,138

TOTAL CORPORATE DEBT (Cost $494,529,226)		507,115,263

MUNICIPAL OBLIGATIONS — 0.9%
JobsOhio Beverage System Series B 4.532% 1/01/35	3,950,000	3,722,283
New York City Municipal Water Finance Authority 5.882% 6/15/44	105,000	120,045

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
State of California 5.950% 4/01/16	$410,000	$458,159
State of California BAB 7.550% 4/01/39	120,000	160,685
State of California BAB 7.600% 11/01/40	3,160,000	4,279,398
State of Illinois 5.365% 3/01/17	2,200,000	2,394,172

		11,134,742

TOTAL MUNICIPAL OBLIGATIONS (Cost $11,510,548)		11,134,742

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.0%
Automobile ABS — 0.6%
California Republic Auto Receivables Trust, Series 2012-1, Class A (a) 1.180% 8/15/17	1,619,958	1,622,408
CarNow Auto Receivables Trust, Series 2012-1, Class A (a) 2.090% 1/15/15	91,787	91,845
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (a) 1.943% 9/15/21	130,985	131,664
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	622,037	638,299
Credit Acceptance Auto Loan Trust, Series 2011-1, Class A (a) 2.610% 3/15/19	1,300,000	1,313,537
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (a) 1.290% 10/16/17	1,379,818	1,374,419
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (a) 1.960% 11/15/17	575,152	579,297
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	82,662	82,975
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (a) 1.230% 12/15/15	746,443	747,629
Rental Car Finance Corp., Series 2011-1A, Class A1 (a) 2.510% 2/25/16	810,000	826,899
Santander Drive Auto Receivables Trust, Series 2011-S2A, Class B (a) 2.060% 6/15/17	202,396	203,015

		7,611,987

	Principal Amount	Value
Commercial MBS — 4.5%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.935% 2/10/51	$2,106,203	$2,369,160
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.395% 2/10/51	2,143,000	2,480,247
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	1,555,000	1,649,031
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	1,345,000	1,488,138
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	925,000	967,954
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 VRN 5.468% 6/11/41	2,045,244	2,101,091
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, VRN VRN 5.471% 1/12/45	800,000	893,983
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	1,400,000	1,583,146
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	1,395,000	1,571,563
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM VRN 5.915% 6/11/50	1,165,000	1,295,569
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.941% 9/11/38	1,650,000	1,777,585
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (a) 3.703% 10/15/45	1,060,000	991,497
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.965% 6/10/46	950,000	1,016,234

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.993% 12/10/49	$2,487,000	$2,826,015
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 VRN 4.750% 1/15/37	1,461,083	1,475,048
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4 VRN 5.569% 2/15/39	1,145,000	1,248,933
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	950,000	1,000,024
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.056% 7/10/38	2,642,000	2,928,269
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (a) 4.948% 1/10/45	488,000	521,682
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	450,000	472,376
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	1,240,000	1,357,760
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	2,520,000	2,841,204
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 6.086% 6/12/46	1,305,000	1,442,491
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (a) 5.200% 6/15/44	1,325,000	1,420,351
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	950,000	1,041,453
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	2,100,000	2,314,035
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	547,390	561,596
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.459% 1/11/43	880,000	1,024,703

	Principal Amount	Value
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	$1,902,719	$1,881,789
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.526% 8/15/39	2,418,465	2,518,693
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.526% 8/15/39	975,000	1,044,129
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	1,920,000	2,084,144
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,240,000	1,365,190
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	372,989	391,953
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	1,254,128	1,254,880
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	750,000	785,355
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class AS 3.660% 8/15/45	450,000	435,202
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	650,000	687,987

		55,110,460

Home Equity ABS — 3.8%
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.918% 1/25/35	1,350,000	1,226,555
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.463% 8/25/35	599,766	587,302
ACE Securities Corp., Series 2005-HE7, Class A2D FRN 0.523% 11/25/35	1,108,079	1,015,157
Aegis Asset Backed Securities Trust, Series 2005-2, Class M1 FRN 0.613% 6/25/35	702,167	661,735
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C FRN 0.553% 7/25/35	264,140	260,421
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.563% 11/25/34	385,441	375,279

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1 FRN 1.153% 9/25/34	$960,000	$948,354
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.853% 6/25/35	767,795	759,583
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.868% 2/25/35	795,616	779,070
Bear Stearns Asset Backed Securities Trust, Series 2006-EC2, Class A4 FRN 0.503% 2/25/36	68,727	68,548
Bear Stearns Asset-Backed Securities Trust, Series 2005-3, Class A1 FRN 0.643% 9/25/35	336,483	332,089
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE9, Class M1 FRN 0.703% 10/25/35	1,341,978	1,316,017
BNC Mortgage Loan Trust, Series 2007-1, Class A2 FRN 0.253% 3/25/37	845,155	826,254
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (a) 0.603% 12/25/33	220,803	216,210
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT4, Class M2 FRN 0.623% 7/25/35	725,000	696,416
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.643% 8/25/35	1,106,304	1,033,731
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.653% 9/25/34	180,089	178,375
Countrywide Asset-Backed Certificates, Series 2005-8, Class M1 FRN 0.663% 12/25/35	950,000	883,359
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.683% 12/25/35	1,029,378	1,008,615
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.093% 2/25/35	541,680	453,160
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (a) 0.483% 7/25/36	1,480,581	1,455,918
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF6, Class M1 FRN 0.613% 5/25/36	2,260,000	2,126,521

	Principal Amount	Value
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF4, Class M1 FRN 0.623% 5/25/35	$1,879,184	$1,815,579
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF7, Class M1 FRN 0.643% 7/25/35	1,650,000	1,567,250
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.433% 1/25/36	593,958	540,179
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.623% 4/25/35	524,841	501,659
Home Equity Asset Trust, Series 2007-2, Class 2A1 FRN 0.303% 7/25/37	90,950	90,527
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.363% 8/25/36	515,826	485,402
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.373% 7/25/36	316,076	312,777
HSBC Home Equity Loan Trust, Series 2005-1, Class M FRN 0.722% 1/20/34	1,346,375	1,159,132
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.973% 12/25/32	1,143,722	1,094,286
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.473% 8/25/45	177,463	174,423
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.943% 2/25/35	388,663	384,027
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.988% 2/25/35	1,200,000	1,129,268
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 1.018% 6/25/35	2,341,636	2,208,722
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.913% 3/25/35	1,785,000	1,672,948
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.930% 6/28/35	1,520,615	1,469,597
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (a) 0.960% 6/28/35	950,000	828,637
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.693% 7/25/35	1,834,400	1,775,284

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
New Century Home Equity Loan Trust, Series 2005-2, Class A2C FRN 0.493% 6/25/35	$478,049	$476,402
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	379	391
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.663% 5/25/35	281,906	276,161
Park Place Securities Inc, 2005-WCW1 A3D FRN 0.533% 9/25/35	136,313	134,260
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.453% 9/25/35	1,172,686	1,104,808
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.573% 8/25/35	929,281	894,091
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.693% 3/25/35	768,387	764,257
RAMP Series, Series 2005-EFC4, Class M1 FRN 0.603% 9/25/35	2,368,687	2,304,859
Residential Asset Mortgage Products, Inc., Series 2005-EFC5, Class M1 FRN 0.593% 10/25/35	1,305,000	1,222,421
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.383% 3/25/36	414,875	407,108
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.443% 1/25/36	800,285	785,934
Residential Asset Securities Corp., Series 2005-EMX4, Class M1 FRN 0.623% 11/25/35	1,655,000	1,617,211
Soundview Home Loan Trust, Series 2006-2, Class A3 FRN 0.373% 3/25/36	816,435	805,454
Structured Asset Investment Loan Trust, Series 2005-HE1, Class A6 FRN 0.553% 7/25/35	694,929	697,817
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.553% 8/25/35	769,865	743,655

		46,653,195

Other ABS — 2.5%
ARL First LLC, Series 2012-1A, Class A2 (a) 3.810% 12/15/42	730,000	743,802

	Principal Amount	Value
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (a) 4.474% 3/20/43	$876,700	$908,696
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.373% 8/18/21	531,700	518,835
CLI Funding LLC, Series 2012-1A, Class A (a) 4.210% 6/18/27	177,249	181,876
Cronos Containers Program Ltd., Series 2012-2A, Class A (a) 3.810% 9/18/27	971,250	975,949
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	1,491,500	1,605,972
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (a) 5.800% 7/15/24	785,128	806,051
Drug Royalty II LP 1, Series 2012-1, Class A2 (a) 4.474% 1/15/25	672,548	675,104
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (a) 4.212% 10/15/42	2,261,205	2,240,446
Global SC Finance II SRL, Series 2013-1A, Class A (a) 2.980% 4/17/28	688,333	699,894
Global SC Finance II SRL, Series 2012-1A, Class A (a) 4.110% 7/19/27	908,333	913,108
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.393% 11/25/26	1,425,000	1,413,576
Hercules Capital Funding Trust, Series 2012-1A, Class A (a) 3.320% 12/16/17	1,859,147	1,867,281
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.444% 6/02/17	1,425,000	1,446,582
Horizon Funding Trust, Series 2013-1A, Class A (a) 3.000% 5/15/18	1,545,000	1,541,321
Icon Brands Holdings LLC, Series 2012-1A, Class A (a) 4.229% 1/25/43	358,613	352,949
Leaf II Receivables Funding LLC, Series 2012-1, Class A2 (a) 0.810% 12/15/15	2,454,984	2,454,984
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A (a) 2.510% 5/20/30	785,549	796,190

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	$887,918	$888,131
Newport Waves CDO (Acquired 3/30/07, Cost $1,269,023), Series 2007-1A, Class A3LS FRN (a) (c) 0.872% 6/20/14	1,175,000	1,150,090
PFS Financing Corp., Series 2011-BA, Class A FRN (a) 1.693% 10/17/16	1,100,000	1,109,010
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	446,014	454,507
Structured Receivables Finance LLC, Series 2010-B, Class A (a) 3.730% 8/15/36	493,945	509,790
SVO VOI Mortgage Corp., Series 2012-AA, Class A (a) 2.000% 9/20/29	976,832	983,855
TAL Advantage LLC, Series 2006-1A FRN (a) 0.382% 4/20/21	453,333	446,218
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.593% 10/15/15	737,000	745,819
Trinity Rail Leasing LP, Series 2006-1A, Class A1 (a) 5.900% 5/14/36	560,087	655,302
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	577,988	625,874
Triton Container Finance LLC, Series 2006-1A FRN (a) 0.370% 11/26/21	1,358,125	1,329,480
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	750,698	754,605

		29,795,297

Student Loans ABS — 2.2%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.403% 8/25/26	360,038	353,831
Access Group, Inc., Series 2002-1, Class A4 1.693% 9/01/37	820,000	746,922
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 5.448% 1/25/47	1,500,000	1,290,000
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 6/15/43	650,000	579,958

	Principal Amount	Value
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 6/15/43	$1,750,000	$1,739,062
Education Funding Capital Trust I, Series 2004-1, Class A5 FRN 1.450% 6/15/43	1,075,000	1,064,036
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.520% 6/15/43	1,100,000	1,073,710
Educational Funding of the South, Inc., Series 2011-1, Class B FRN 3.976% 4/25/46	625,000	674,776
GCO Education Loan Funding Trust, Series 2007-1, Class A7AR FRN (a) 11/26/46	1,250,000	1,159,693
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.373% 8/25/25	617,745	613,624
Higher Education Funding I, Series 2004-1, Class A2 FRN (a) 1/01/44	150,000	133,769
Higher Education Funding I, Series 2004-1, Class A5 FRN (a) 1/01/44	150,000	135,800
Higher Education Funding I, Series 2004-1, Class A6 FRN (a) 1/01/44	150,000	133,769
Higher Education Funding I, Series 2004-1, Class A9 FRN (a) 1/01/44	150,000	135,822
Higher Education Funding I, Series 2004-1, Class B1 FRN (a) 1.693% 1/01/44	450,000	361,689
Higher Education Funding I, Series 2004-1, Class B2 FRN (a) 1.698% 1/01/44	450,000	357,448
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.303% 3/25/26	177,515	177,218
National Collegiate Student Loan Trust, Series 2004-2, Class A3 FRN 0.403% 4/26/27	616,503	613,419
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.993% 4/25/46	590,267	594,916
Nelnet Student Loan Trust, Series 2005-4, Class A4A FRN 3.890% 3/22/32	325,000	294,366
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.483% 5/28/26	928,342	923,748

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.447% 7/15/36	$4,270,000	$4,154,588
SLC Student Loan Trust, Series 2006-A, Class B FRN 0.577% 7/15/36	378,000	349,005
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 12/15/16	230,000	230,000
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 12/15/16	125,000	125,000
SLM Student Loan Trust, Series 2003-10A, Class A1E FRN (a) 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (a) 12/15/16	850,000	850,000
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 12/15/16	750,000	750,000
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 6/17/30	250,000	250,000
SLM Student Loan Trust, Series 2003-10A, Class B FRN (a) 12/17/46	1,525,000	1,258,125
SLM Student Loan Trust, Series 2002-7, Class A10 FRN 1.080% 3/15/28	965,000	965,000
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 1.660% 9/15/28	650,000	650,000
SLM Student Loan Trust, Series 2013-2, Class B FRN 1.693% 6/25/43	1,420,000	1,398,591
SLM Student Loan Trust, Series 2002-7, Class A11 FRN 1.751% 3/15/28	1,850,000	1,850,000
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.466% 10/28/28	293,620	292,063
Wachovia Student Loan Trust, Series 2005-1, Class A4 FRN 0.386% 7/27/20	537,974	537,231

		26,917,179

WL Collateral CMO — 0.3%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 3.102% 8/25/34	151,547	142,053

	Principal Amount	Value
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	$1,228,942	$1,212,927
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.905% 2/25/34	32,211	31,761
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.148% 9/25/33	16,361	14,080
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.661% 8/25/34	23,137	21,433
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.382% 1/19/38	649,719	509,171
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.553% 7/25/35	331,527	319,892
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.303% 5/25/37	631,598	406,994
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.424% 8/25/34	93,186	74,060
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.443% 8/25/36	175,812	161,004
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 1.836% 2/25/34	10,938	10,039
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.641% 7/25/33	5,537	5,413
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.500% 2/25/34	486	481
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	708,961	715,384
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B FRN 0.453% 7/25/35	218,301	213,055
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.690% 3/25/34	60,406	59,186
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.568% 4/25/44	151,167	139,576

		4,036,509

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.443% 11/25/37	$847,630	$806,821
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.765% 6/25/32	41,234	35,751

		842,572

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $165,317,997)		170,967,199

SOVEREIGN DEBT OBLIGATIONS — 0.9%
Brazilian Government International Bond 4.875% 1/22/21	425,000	453,688
Colombia Government International Bond 7.375% 3/18/19	725,000	881,600
Mexico Government International Bond 4.750% 3/08/44	1,955,000	1,739,950
Peruvian Government International Bond 6.550% 3/14/37	405,000	477,900
Poland Government International Bond 6.375% 7/15/19	690,000	804,754
Province of Quebec Canada 2.625% 2/13/23	2,515,000	2,358,818
Province of Quebec Canada 7.500% 9/15/29	390,000	535,722
Republic of Brazil International Bond 5.625% 1/07/41	1,315,000	1,308,425
Republic of Brazil International Bond 5.875% 1/15/19	876,000	997,764
United Mexican States 5.125% 1/15/20	850,000	934,150
United Mexican States 6.750% 9/27/34	685,000	808,300

		11,301,071

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $11,274,597)		11,301,071

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 28.5%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	145,948	166,597

	Principal Amount	Value
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	$141,883	$160,810

		327,407

Pass-Through Securities — 28.5%
Federal Home Loan Mortgage Corp.
Pool #Q15841 3.000% 2/01/43	22,829,234	22,302,201
Pool #G13117 3.500% 9/01/18	827,693	860,154
Pool #G11630 3.500% 6/01/19	352,449	366,272
Pool #B15080 3.500% 6/01/19	19,321	20,078
Pool #J13606 3.500% 11/01/25	19,900	20,681
Pool #J13585 3.500% 11/01/25	60,635	63,013
Pool #J13972 3.500% 1/01/26	179,875	186,929
Pool #G18378 3.500% 2/01/26	167,406	173,972
Pool #E02920 3.500% 6/01/26	1,659,451	1,724,532
Pool #G18392 3.500% 6/01/26	312,190	324,434
Pool #J15655 3.500% 6/01/26	202,634	210,581
Pool #J16601 3.500% 9/01/26	20,942	21,763
Pool #E04043 3.500% 8/01/27	895,280	930,391
Pool #C91344 3.500% 11/01/30	380,633	386,149
Pool #C91424 3.500% 1/01/32	247,771	255,775
Pool #C91239 4.500% 3/01/29	31,012	32,692
Pool #C91251 4.500% 6/01/29	210,464	221,867
Pool #A37900 4.500% 9/01/35	1,438,410	1,517,691
Pool #G08330 4.500% 1/01/39	7,066	7,449
Pool #A84097 4.500% 1/01/39	6,605	6,963
Pool #A84432 4.500% 2/01/39	214,490	226,111
Pool #A84277 4.500% 2/01/39	7,466	7,871
Pool #G05167 4.500% 2/01/39	203,698	214,734

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #A84315 4.500% 2/01/39	$29,327	$30,916
Pool #A84999 4.500% 3/01/39	484,730	513,416
Pool #A85612 4.500% 4/01/39	198,079	208,811
Pool #G05397 4.500% 4/01/39	782,641	825,045
Pool #A86521 4.500% 5/01/39	773,301	815,198
Pool #G05447 4.500% 5/01/39	1,293,765	1,363,860
Pool #A86399 4.500% 5/01/39	142,683	150,413
Pool #A88967 4.500% 9/01/39	185,853	195,923
Pool #G05695 4.500% 11/01/39	534,364	563,315
Pool #A90421 4.500% 12/01/39	110,373	116,353
Pool #A90764 4.500% 1/01/40	52,472	55,314
Pool #A90988 4.500% 2/01/40	473,756	499,424
Pool #A91518 4.500% 3/01/40	67,135	70,772
Pool #G05849 4.500% 5/01/40	421,333	444,161
Pool #A92240 4.500% 5/01/40	3,029,401	3,193,533
Pool #A92893 4.500% 7/01/40	165,904	174,893
Pool #A93503 4.500% 8/01/40	1,801,041	1,898,621
Pool #A93451 4.500% 8/01/40	2,702,438	2,848,855
Pool #C03517 4.500% 9/01/40	41,217	43,451
Pool #A96834 4.500% 2/01/41	9,510	10,037
Pool #A97046 4.500% 2/01/41	40,429	42,670
Pool #A97047 4.500% 2/01/41	112,118	118,333
Pool #Q00543 4.500% 5/01/41	32,409	34,206
Pool #Q01417 4.500% 6/01/41	600,083	633,346
Pool #G05253 5.000% 2/01/39	1,101,685	1,176,780
Pool #C90939 5.500% 12/01/25	109,709	118,894

	Principal Amount	Value
Pool #D97258 5.500% 4/01/27	$177,238	$191,445
Pool #C91026 5.500% 4/01/27	218,132	235,617
Pool #C91074 5.500% 8/01/27	18,641	20,135
Pool #D97417 5.500% 10/01/27	169,557	182,406
Pool #C91128 5.500% 12/01/27	9,505	10,225
Pool #C91148 5.500% 1/01/28	365,664	393,374
Pool #C91176 5.500% 5/01/28	142,035	152,798
Pool #C91217 5.500% 11/01/28	72,726	78,237
Pool #E85389 6.000% 9/01/16	23,241	24,542
Pool #G11431 6.000% 2/01/18	17,808	18,963
Pool #E85301 6.500% 9/01/16	68,032	72,719
Pool #E85032 6.500% 9/01/16	8,907	9,447
Pool #E85409 6.500% 9/01/16	60,966	64,942
Pool #C01079 7.500% 10/01/30	4,758	5,558
Pool #C01135 7.500% 2/01/31	14,111	16,476
Pool #554904 9.000% 3/01/17	80	80
Federal Home Loan Mortgage Corp. TBA
Pool #3133 3.000% 10/01/42 (d)	1,500,000	1,458,926
Pool #2716 3.500% 5/01/25 (d)	1,000,000	1,037,188
Pool #5159 4.500% 5/01/39 (d)	6,800,000	7,153,281
Federal National Mortgage Association
Pool #725692 2.302% 10/01/33	390,443	411,456
Pool #775539 2.362% 5/01/34	199,807	211,398
Pool #888586 2.370% 10/01/34	417,999	441,749
Pool #AK6980 2.500% 3/01/27	481,985	485,317
Pool #AB4992 2.500% 4/01/27	326,016	328,270
Pool #AO4073 2.500% 5/01/27	490,096	493,485

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AK9666 2.500% 5/01/27	$818,969	$824,631
Pool #AO6279 2.500% 6/01/27	717,773	722,736
Pool #AO7636 2.500% 6/01/27	985,591	992,405
Pool #AP2519 2.500% 7/01/27	352,229	354,665
Pool #AP2894 2.500% 8/01/27	394,862	397,592
Pool #AP2899 2.500% 8/01/27	190,547	191,864
Pool #AP3204 2.500% 8/01/27	473,234	476,506
Pool #AP2917 2.500% 9/01/27	395,151	397,883
Pool #AP2686 2.500% 9/01/27	1,305,137	1,314,160
Pool #AO0483 2.500% 9/01/27	2,595,177	2,613,120
Pool #AQ4772 2.500% 12/01/27	480,803	484,127
Pool #AB7143 2.500% 12/01/27	471,171	474,428
Pool #AT7195 2.500% 5/01/28	99,439	100,126
Pool #AQ8766 2.500% 12/01/42	574,770	535,322
Pool #AP6109 2.500% 1/01/43	998,085	929,584
Pool #AQ5060 2.500% 1/01/43	997,861	929,375
Pool #AB7728 2.500% 1/01/43	661,554	616,150
Pool #AR9977 2.500% 2/01/43	998,027	929,530
Pool #AB7788 2.500% 2/01/43	998,026	929,528
Pool #AR7970 2.500% 3/01/43	997,900	929,411
Pool #890328 3.000% 9/01/20	2,087,203	2,159,277
Pool #AB3067 3.000% 6/01/21	185,818	192,641
Pool #AB3212 3.000% 7/01/21	69,403	71,952
Pool #MA0833 3.000% 8/01/21	17,586	18,231
Pool #MA0865 3.000% 10/01/21	140,964	146,140
Pool #AL2979 3.000% 10/01/22	986,236	1,022,450

	Principal Amount	Value
Pool #AB3720 3.000% 3/01/26	$331,343	$341,231
Pool #AJ9580 3.000% 2/01/27	139,690	143,858
Pool #AL1382 3.000% 2/01/27	832,897	857,754
Pool #AB4569 3.000% 3/01/27	502,468	517,463
Pool #AB4998 3.000% 4/01/27	215,483	221,914
Pool #AK5904 3.000% 4/01/27	667,597	687,520
Pool #AB5237 3.000% 5/01/27	92,788	95,557
Pool #AB5445 3.000% 6/01/27	170,261	175,395
Pool #AB5717 3.000% 7/01/27	212,038	218,432
Pool #AB5772 3.000% 8/01/27	111,575	114,940
Pool #MA1145 3.000% 8/01/27	526,261	542,131
Pool #AP9879 3.000% 10/01/27	921,164	948,655
Pool #AP4786 3.000% 9/01/42	907,397	888,540
Pool #AO8180 3.000% 9/01/42	64,731	63,386
Pool #AP7553 3.000% 9/01/42	744,164	728,699
Pool #AO3259 3.000% 10/01/42	925,235	906,008
Pool #AP8668 3.000% 12/01/42	342,958	335,831
Pool #AR1975 3.000% 12/01/42	80,763	79,085
Pool #AB7397 3.000% 12/01/42	290,769	284,727
Pool #AB7401 3.000% 12/01/42	287,900	281,917
Pool #AR0306 3.000% 1/01/43	527,886	516,916
Pool #AR5391 3.000% 1/01/43	202,684	198,472
Pool #AR4865 3.000% 1/01/43	1,285,157	1,258,450
Pool #AL3215 3.000% 2/01/43	271,719	266,073
Pool #AR4109 3.000% 2/01/43	231,319	226,512
Pool #AB8756 3.000% 3/01/43	4,489,926	4,306,822

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AR4432 3.000% 3/01/43	$98,540	$96,493
Pool #AR9706 3.000% 3/01/43	762,363	746,520
Pool #AT0169 3.000% 3/01/43	497,366	487,030
Pool #AB8809 3.000% 3/01/43	145,681	142,654
Pool #MA1368 3.000% 3/01/43	503,894	493,422
Pool #AT0976 3.000% 4/01/43	4,312,546	4,136,675
Pool #AT2911 3.000% 4/01/43	5,218,722	5,005,896
Pool #AR2174 3.000% 4/01/43	497,403	487,067
Pool #MA0504 3.500% 8/01/20	453,373	472,624
Pool #MA0629 3.500% 1/01/21	69,562	72,820
Pool #AB1485 3.500% 9/01/30	195,629	198,930
Pool #MA0625 3.500% 1/01/31	307,081	316,869
Pool #AJ3722 3.500% 12/01/31	400,048	413,300
Pool #MA1084 3.500% 6/01/32	2,970,910	3,072,107
Pool #MA1138 3.500% 8/01/32	49,183	50,858
Pool #AB6353 3.500% 10/01/32	3,559,308	3,683,884
Pool #AP9736 3.500% 10/01/42	2,100,430	2,135,875
Pool #AQ0546 3.500% 11/01/42	526,197	535,077
Pool #AR8708 3.500% 4/01/43	1,392,035	1,398,125
Pool #AT0998 3.500% 4/01/43	7,015,816	7,046,510
Pool #AT4050 3.500% 5/01/43	1,904,389	1,912,721
Pool #MA1463 3.500% 6/01/43	4,523,023	4,542,811
Pool #AA3778 4.000% 4/01/39	96,471	100,605
Pool #AE2562 4.000% 9/01/40	96,694	100,838
Pool #AE8094 4.000% 10/01/40	90,624	94,507
Pool #AE4995 4.000% 11/01/40	646,344	674,041

	Principal Amount	Value
Pool #AE8650 4.000% 11/01/40	$153,635	$160,219
Pool #AH0946 4.000% 12/01/40	191,439	199,642
Pool #AH2730 4.000% 12/01/40	100,391	104,693
Pool #AH1092 4.000% 1/01/41	109,282	113,965
Pool #AH3394 4.000% 1/01/41	5,560,063	5,798,320
Pool #AB2086 4.000% 1/01/41	68,328	71,256
Pool #AE4481 4.000% 4/01/41	100,150	104,441
Pool #AI5233 4.000% 9/01/41	172,676	180,075
Pool #AI6701 4.000% 9/01/41	109,663	114,362
Pool #AI7977 4.000% 9/01/41	91,733	95,664
Pool #AL2513 4.000% 9/01/41	148,413	154,772
Pool #AJ1295 4.000% 10/01/41	77,672	81,097
Pool #AJ2392 4.000% 10/01/41	65,951	68,777
Pool #AJ4052 4.000% 10/01/41	144,180	150,403
Pool #AO3520 4.000% 10/01/41	483,048	503,747
Pool #AJ3104 4.000% 12/01/41	83,620	87,230
Pool #AB4119 4.000% 12/01/41	142,497	148,648
Pool #AK5022 4.000% 3/01/42	140,603	146,672
Pool #AO2986 4.000% 5/01/42	160,994	167,994
Pool #AO6408 4.000% 7/01/42	98,196	102,434
Pool #AP3650 4.000% 10/01/42	216,414	225,958
Pool #AQ3448 4.000% 11/01/42	68,786	71,819
Pool #AL3592 4.000% 4/01/43	74,591	77,787
Pool #AA3980 4.500% 4/01/28	357,224	379,201
Pool #745275 5.000% 2/01/36	21,928,752	23,623,948
Pool #889525 5.000% 5/01/36	13,177	14,196

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #889582 5.000% 12/01/36	$492,069	$530,108
Pool #933119 5.000% 1/01/38	747,668	804,999
Pool #995245 5.000% 1/01/39	2,430,322	2,616,678
Pool #255148 5.500% 2/01/14	192	202
Pool #256153 5.500% 3/01/26	7,261	7,921
Pool #256600 5.500% 2/01/27	836,811	911,844
Pool #256676 5.500% 4/01/27	725,068	790,211
Pool #AD0836 5.500% 11/01/28	391,962	425,463
Pool #695208 5.500% 3/01/33	620,587	678,823
Pool #687984 5.500% 3/01/33	2,771	3,031
Pool #985612 5.500% 5/01/33	257,211	281,393
Pool #555876 5.500% 10/01/33	7,392	8,074
Pool #777124 5.500% 4/01/34	20,778	22,645
Pool #985615 5.500% 4/01/34	3,433,394	3,755,514
Pool #AD0227 5.500% 5/01/34	5,768	6,310
Pool #796821 5.500% 9/01/34	30,534	33,211
Pool #842123 5.500% 10/01/35	20,211	21,964
Pool #745339 5.500% 3/01/36	44,765	48,647
Pool #891435 5.500% 3/01/36	136,878	148,919
Pool #831750 5.500% 9/01/36	225,402	245,230
Pool #745946 5.500% 11/01/36	289,866	314,640
Pool #903812 5.500% 12/01/36	48,620	52,775
Pool #888129 5.500% 2/01/37	55,855	60,628
Pool #899170 5.500% 2/01/37	48,249	52,373
Pool #915674 5.500% 3/01/37	59,127	64,181
Pool #914752 5.500% 4/01/37	18,674	20,270

	Principal Amount	Value
Pool #918298 5.500% 5/01/37	$18,907	$20,523
Pool #190379 5.500% 5/01/37	169,165	183,624
Pool #937392 5.500% 6/01/37	201,957	219,218
Pool #899588 5.500% 6/01/37	120,079	130,343
Pool #918554 5.500% 6/01/37	30,047	32,615
Pool #928381 5.500% 6/01/37	55,277	60,054
Pool #928475 5.500% 6/01/37	47,928	52,024
Pool #938072 5.500% 7/01/37	57,728	62,662
Pool #967740 5.500% 7/01/37	13,500	14,654
Pool #256799 5.500% 7/01/37	21,992	23,871
Pool #944501 5.500% 7/01/37	34,695	37,661
Pool #942290 5.500% 8/01/37	3,707	4,023
Pool #949707 5.500% 9/01/37	110,373	119,807
Pool #954870 5.500% 11/01/37	324,327	352,047
Pool #968048 5.500% 2/01/38	61,504	66,760
Pool #961567 5.500% 2/01/38	41,480	45,025
Pool #961589 5.500% 2/01/38	10,795	11,718
Pool #889253 5.500% 3/01/38	462,818	502,374
Pool #929318 5.500% 3/01/38	36,271	39,394
Pool #889310 5.500% 3/01/38	169,348	184,008
Pool #933731 5.500% 4/01/38	751,766	816,018
Pool #975782 5.500% 4/01/38	52,145	56,700
Pool #995048 5.500% 5/01/38	30,088	32,659
Pool #975123 5.500% 5/01/38	36,771	39,914
Pool #889996 5.500% 6/01/38	505,255	548,439
Pool #889572 5.500% 6/01/38	7,393	8,025

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #929637 5.500% 6/01/38	$2,834	$3,077
Pool #995018 5.500% 6/01/38	4,903	5,322
Pool #889729 5.500% 7/01/38	3,558	3,863
Pool #986761 5.500% 7/01/38	80,185	87,164
Pool #995072 5.500% 8/01/38	51,324	55,775
Pool #257306 5.500% 8/01/38	46,327	50,286
Pool #889995 5.500% 9/01/38	27,078	29,392
Pool #929916 5.500% 9/01/38	142,358	156,393
Pool #889982 5.500% 11/01/38	72,745	78,962
Pool #993084 5.500% 12/01/38	142,885	155,142
Pool #AB0194 5.500% 1/01/39	13,249	14,382
Pool #AE0392 5.500% 12/01/39	125,436	136,157
Pool #AL0484 5.500% 5/01/40	88,539	96,106
Pool #890386 5.500% 6/01/40	301,692	327,477
Pool #AL0414 5.500% 9/01/40	663,693	720,418
Pool #587994 6.000% 6/01/16	9,559	10,059
Pool #253880 6.500% 7/01/16	31,052	32,922
Pool #575667 7.000% 3/01/31	31,045	35,694
Pool #497120 7.500% 8/01/29	402	469
Pool #529453 7.500% 1/01/30	3,268	3,822
Pool #531196 7.500% 2/01/30	704	824
Pool #532418 7.500% 2/01/30	5,078	5,938
Pool #530299 7.500% 3/01/30	2,108	2,464
Pool #536386 7.500% 4/01/30	590	690
Pool #535996 7.500% 6/01/31	17,911	20,930
Pool #523499 8.000% 11/01/29	1,658	1,958

	Principal Amount	Value
Pool #252926 8.000% 12/01/29	$561	$667
Pool #532819 8.000% 3/01/30	228	272
Pool #537033 8.000% 4/01/30	4,953	5,908
Pool #534703 8.000% 5/01/30	3,457	4,115
Pool #253437 8.000% 9/01/30	383	456
Pool #253481 8.000% 10/01/30	221	263
Pool #190317 8.000% 8/01/31	8,700	10,353
Pool #596656 8.000% 8/01/31	3,925	4,514
Pool #602008 8.000% 8/01/31	12,124	14,461
Pool #597220 8.000% 9/01/31	7,653	9,142
Federal National Mortgage Association TBA
Pool #1080 2.500% 9/01/27 (d)	1,400,000	1,404,977
Pool#812 2.500% 10/01/42 (d)	22,100,000	20,510,698
Pool #3772 3.000% 11/01/26 (d)	700,000	718,320
Pool #754 3.000% 10/01/42 (d)	10,050,000	9,801,106
Pool#5871 3.500% 11/01/25 (d)	11,700,000	12,169,828
Pool #12994 4.000% 9/01/40 (d)	1,500,000	1,559,004
Government National Mortgage Association
Pool #008746 1.625% 11/20/25	9,614	9,935
Pool #080136 1.625% 11/20/27	1,792	1,858
Pool #82488 2.000% 3/20/40	1,422,729	1,486,546
Pool #515963 3.000% 11/15/41	470,965	466,826
Pool #711406 3.000% 3/15/42	3,760,686	3,727,633
Pool #779084 3.000% 4/15/42	467,521	463,412
Pool #798393 3.000% 4/15/42	291,605	289,043
Pool #AC5680 3.000% 5/15/43	590,780	585,587

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AD0745 3.000% 5/15/43	$108,110	$107,159
Pool #82462 3.500% 1/20/40	1,759,693	1,846,757
Pool #MA0462 3.500% 10/20/42	21,994,244	22,620,565
Pool #728627 4.500% 1/15/40	1,609,376	1,712,917
Pool #727380 4.500% 5/15/40	610,205	649,463
Pool #738015 4.500% 2/15/41	1,544,011	1,645,276
Pool #783276 4.500% 3/15/41	617,491	659,533
Pool #598726 5.000% 7/15/33	25,621	27,811
Pool #615654 5.000% 10/15/33	6,957	7,552
Pool #538719 5.000% 5/15/35	14,092	15,292
Pool #644753 5.000% 5/15/35	14,982	16,258
Pool #550656 5.000% 9/15/35	155,502	168,744
Pool #646088 5.000% 12/15/36	3,337	3,615
Pool #688451 5.000% 5/15/38	8,456	9,131
Pool #782562 5.000% 2/15/39	5,981,927	6,456,743
Pool #697850 5.000% 2/15/39	1,972,245	2,127,559
Pool #697944 5.000% 3/15/39	64,385	69,455
Pool #716783 5.000% 4/15/39	1,153,883	1,244,752
Pool #782635 5.000% 4/15/39	795,011	858,364
Pool #723354 5.000% 9/15/39	166,876	180,298
Pool #723434 5.000% 11/15/39	318,457	344,071
Pool #737037 5.000% 2/15/40	1,350,011	1,458,592
Pool #705143 5.000% 6/15/40	277,862	300,210
Pool #739708 5.000% 7/15/40	675,451	732,310
Pool #369261 6.000% 12/15/23	1,598	1,779
Pool #544462 6.000% 4/15/31	1,020	1,142

	Principal Amount	Value
Pool #781607 6.000% 3/15/33	$69,112	$77,403
Pool #617089 6.000% 5/15/36	520,371	576,454
Pool #656064 6.000% 7/15/36	572,761	634,621
Pool #544307 6.000% 12/15/36	547,965	609,163
Pool #671007 6.000% 8/15/37	108,015	120,101
Pool #668589 6.000% 9/15/37	511,699	567,346
Pool #683864 6.000% 2/15/38	101,114	112,141
Pool #699657 6.000% 10/15/38	9,746	10,785
Pool #748546 6.000% 11/15/38	98,295	108,995
Pool #704054 6.000% 11/15/38	67,403	74,565
Pool #646744 6.000% 3/15/39	96,235	106,474
Pool #719899 6.000% 8/15/39	71,673	79,768
Pool #371146 7.000% 9/15/23	1,155	1,303
Pool #352022 7.000% 11/15/23	17,345	19,570
Pool #374440 7.000% 11/15/23	1,549	1,750
Pool #491089 7.000% 12/15/28	36,026	41,373
Pool #483598 7.000% 1/15/29	5,184	5,935
Pool #480539 7.000% 4/15/29	572	658
Pool #478658 7.000% 5/15/29	2,774	3,197
Pool #488634 7.000% 5/15/29	3,006	3,458
Pool #500928 7.000% 5/15/29	6,944	7,968
Pool #498541 7.000% 6/15/29	2,219	2,261
Pool #499410 7.000% 7/15/29	1,597	1,842
Pool #508655 7.000% 7/15/29	176	202
Pool #510083 7.000% 7/15/29	2,994	3,440
Pool #493723 7.000% 8/15/29	13,963	16,098

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #507093 7.000% 8/15/29	$1,642	$1,894
Pool #516706 7.000% 8/15/29	215	240
Pool #505558 7.000% 9/15/29	2,695	3,104
Pool #581417 7.000% 7/15/32	31,904	36,773
Pool #591581 7.000% 8/15/32	16,557	19,104
Pool #210946 7.500% 3/15/17	5,315	5,774
Pool #203940 7.500% 4/15/17	7,093	7,665
Pool #181168 7.500% 5/15/17	5,004	5,443
Pool #193870 7.500% 5/15/17	6,134	6,672
Pool #192796 7.500% 6/15/17	892	968
Government National Mortgage Association II FRN Pool #226163 7.500% 7/15/17	10,068	10,977
Government National Mortgage Association II TBA Pool#1559 3.500% 5/01/42 (d)	1,100,000	1,126,598
Government National Mortgage Association TBA
Pool #5884 3.000% 11/01/42 (d)	250,000	246,729
Pool #6078 4.000% 8/01/40 (d)	23,400,000	24,507,845
Pool #6669 4.500% 7/01/39 (d)	36,900,000	39,145,712

		347,481,119

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $353,228,276)		347,808,526

U.S. TREASURY OBLIGATIONS — 13.9%
U.S. Treasury Bonds & Notes — 13.9%
U.S. Treasury Bond 2.750% 8/15/42	23,245,000	20,066,702
U.S. Treasury Bond 3.125% 11/15/41	5,245,000	4,917,716
U.S. Treasury Bond 4.500% 2/15/36	8,690,000	10,348,852
U.S. Treasury Note 0.375% 2/15/16	53,965,000	53,721,737

	Principal Amount	Value
U.S. Treasury Note (e) (f) 0.625% 9/30/17	$26,705,000	$26,110,189
U.S. Treasury Note 1.500% 8/31/18	23,815,000	23,881,422
U.S. Treasury Note 1.625% 8/15/22	32,665,000	30,646,404
U.S. Treasury Note 1.875% 9/30/17	275,000	283,164

		169,976,186

TOTAL U.S. TREASURY OBLIGATIONS (Cost $173,416,791)		169,976,186

TOTAL BONDS & NOTES (Cost $1,209,277,435)		1,218,302,987

TOTAL LONG-TERM INVESTMENTS (Cost $1,211,652,435)		1,220,734,037

SHORT-TERM INVESTMENTS — 9.5%
Commercial Paper — 9.4%
Apache Corp. (a) 0.290% 7/03/13	10,715,000	10,714,655
Avery Dennison Corp. (a) 0.250% 7/01/13	5,360,000	5,359,926
ERAC USA Finance LLC (a) 0.370% 8/23/13	5,000,000	4,997,174
ERAC USA Finance LLC (a) 0.390% 9/19/13	5,000,000	4,995,558
FMC Technologies, Inc. (a) 0.320% 8/09/13	2,485,000	2,484,094
Glencore Funding LLC (a) 0.426% 8/20/13	5,000,000	4,996,967
Hewlett Packard Co. (a) 0.320% 7/25/13	5,000,000	4,998,844
Marriott International, Inc. (a) 0.330% 7/31/13	10,000,000	9,997,067
Marriott International, Inc. (a) 0.335% 8/14/13	5,000,000	4,997,892
Marriott International, Inc. (a) 0.360% 8/30/13	2,700,000	2,698,326
Nissan Motor Acceptance Corp. (a) 0.290% 7/23/13	4,007,000	4,006,225
Nissan Motor Acceptance Corp. (a) 0.355% 7/23/13	8,425,000	8,423,034
Pentair Finance (a) 0.330% 7/16/13	12,470,000	12,468,057
The Stanley Works (a) 0.410% 12/13/13	7,000,000	6,986,686
Tesco Treasury Services PLC (a) 0.470% 12/27/13	5,000,000	4,988,185

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Volvo Group Treasury NA (a) 0.360% 8/14/13	$5,000,000	$4,997,700
Westar Energy, Inc. (a) 0.320% 7/12/13	12,000,000	11,998,613
Westar Energy, Inc. (a) 0.320% 7/16/13	5,000,000	4,999,244

		115,108,247

Time Deposits — 0.1%
Euro Time Deposit 0.010% 7/01/13	432,460	432,460

TOTAL SHORT-TERM INVESTMENTS (Cost $115,540,707)		115,540,707

TOTAL INVESTMENTS — 109.4% (Cost $1,327,193,142) (g)		1,336,274,744

Other Assets/(Liabilities) — (9.4)%		(114,370,731)

NET ASSETS — 100.0%		$1,221,904,013

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, these securities amounted to a value of $259,265,865 or 21.22% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At June 30, 2013, these securities amounted to a value of $56,262 or 0.00% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At June 30, 2013, these securities amounted to a value of $1,150,090 or 0.09% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments

June 30, 2013 (Unaudited)

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 99.0%
Commercial Paper — 82.3%
Air Products & Chemicals, Inc. (a) 0.070% 7/02/13	$5,000,000	$4,999,971
Air Products & Chemicals, Inc. (a) 0.130% 7/08/13	500,000	499,984
Air Products & Chemicals, Inc. (a) 0.100% 7/08/13	700,000	699,983
Anheuser-Busch InBev Worldwide, Inc. (a) 0.170% 7/24/13	7,000,000	6,999,174
AstraZeneca PLC (a) 0.100% 8/16/13	6,500,000	6,499,133
Baker Hughes, Inc. (a) 0.080% 7/11/13	6,000,000	5,999,840
Bank of Nova Scotia 0.070% 7/12/13	3,000,000	2,999,924
Bank of Nova Scotia 0.453% due 9/16/13	4,000,000	4,001,986
Basin Electric Power Cooperative (a) 0.130% 7/09/13	1,850,000	1,849,933
Basin Electric Power Cooperative (a) 0.130% 7/11/13	2,250,000	2,249,903
Basin Electric Power Cooperative (a) 0.130% 7/16/13	1,000,000	999,939
BMW US Capital LLC (a) 0.100% 7/01/13	1,500,000	1,499,992
BMW US Capital LLC (a) 0.090% 7/16/13	1,500,000	1,499,936
BMW US Capital LLC (a) 0.140% 7/22/13	4,000,000	3,999,642
BP Capital Markets PLC (a) 0.110% 8/06/13	1,000,000	999,884
Brown-Forman Corp. (a) 0.200% 7/19/13	7,097,000	7,096,211
Caterpillar Financial Services Co. 0.090% 8/02/13	3,300,000	3,299,720
Coca-Cola Co. (a) 0.090% 8/07/13	500,000	499,951
Coca-Cola Co. (a) 0.140% 8/20/13	2,520,000	2,519,490
Coca-Cola Co. (a) 0.120% 10/15/13	1,500,000	1,499,460
Coca-Cola Co. (a) 0.190% 1/21/14	2,500,000	2,497,282
Commonwealth Bank of Australia (a) 0.150% 8/27/13	2,000,000	1,999,508
Commonwealth Bank of Australia (a) 0.325% 11/01/13	5,000,000	5,001,754
ConocoPhillips Qatar Funding Ltd. (a) 0.130% 7/29/13	3,500,000	3,499,621

	Principal Amount	Value
ConocoPhillips Qatar Funding Ltd. (a) 0.140% 8/19/13	$3,500,000	$3,499,306
Dover Corp. (a) 0.091% 7/05/13	2,225,000	2,224,967
E.I. Dupont (a) 0.060% 7/11/13	2,250,000	2,249,955
Emerson Electric Co. (a) 0.080% 7/25/13	7,100,000	7,099,590
Google, Inc. (a) 0.160% 7/09/13	5,000,000	4,999,778
Google, Inc. (a) 0.170% 10/01/13	2,000,000	1,999,112
Henkel Corp. (a) 0.120% 8/02/13	6,000,000	5,999,320
Henkel Corp. (a) 0.130% 8/07/13	1,100,000	1,099,845
Honeywell International, Inc. (a) 0.110% 8/20/13	5,000,000	4,999,206
Illinois Tool Works, Inc. (a) 0.081% 7/03/13	6,625,000	6,624,941
International Business Machines Corp. (a) 0.040% 7/01/13	4,450,000	4,449,990
International Business Machines Corp. (a) 0.050% 7/08/13	2,500,000	2,499,969
L’Oreal USA, Inc. (a) 0.080% 7/29/13	7,000,000	6,999,533
National Rural Utilities Cooperative Finance Corp. 0.100% 7/10/13	6,350,000	6,349,806
Nestle Capital Corp. (a) 0.100% 7/17/13	950,000	949,953
Nestle Capital Corp. (a) 0.170% 8/13/13	1,500,000	1,499,681
Nestle Capital Corp. (a) 0.100% 8/26/13	1,025,000	1,024,835
Nestle Capital Corp. (a) 0.110% 8/26/13	3,500,000	3,499,380
NSTAR Electric Co. 0.190% 7/08/13	7,000,000	6,999,667
Paccar Financial Corp. 0.150% 7/05/13	5,100,000	5,099,872
Paccar Financial Corp. 0.130% 9/04/13	2,000,000	1,999,516
Parker Hannifin Corp. (a) 0.110% 7/23/13	7,250,000	7,249,468
Precision Castparts Corp. (a) 0.080% 7/01/13	3,000,000	2,999,987
Precision Castparts Corp. (a) 0.100% 7/08/13	4,000,000	3,999,900

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Proctor & Gamble Co. (a) 0.142% 8/01/13	$2,750,000	$2,749,647
Reckitt Benckiser Treasury Services PLC (a) 0.150% 8/05/13	850,000	849,869
Reckitt Benckiser Treasury Services PLC (a) 0.160% 8/05/13	750,000	749,877
Reckitt Benckiser Treasury Services PLC (a) 0.120% 8/09/13	1,250,000	1,249,829
Reckitt Benckiser Treasury Services PLC (a) 0.140% 9/16/13	4,400,000	4,398,648
Roche Holding, Inc. (a) 0.110% 7/08/13	1,500,000	1,499,959
Roche Holding, Inc. (a) 0.070% 7/10/13	1,600,000	1,599,966
Roche Holding, Inc. (a) 0.080% 8/08/13	2,900,000	2,899,742
Rockwell Automation, Inc. (a) 0.170% 7/09/13	800,000	799,962
Rockwell Automation, Inc. (a) 0.140% 7/10/13	3,625,000	3,624,845
Rockwell Automation, Inc. (a) 0.150% 7/10/13	1,500,000	1,499,931
Sanofi (a) 0.140% 9/25/13	6,000,000	5,997,947
Unilever Capital Corp. (a) 0.180% 12/12/13	5,000,000	4,995,850
Union Bank NA 0.150% 7/15/13	2,000,000	1,999,867
Union Bank NA 0.200% 7/15/13	4,900,000	4,899,564
United Healthcare Co. (a) 0.220% 7/01/13	7,000,000	6,999,914
Wal-Mart Stores, Inc. (a) 0.090% 9/16/13	1,750,000	1,749,654
Wal-Mart Stores, Inc. (a) 0.101% 9/17/13	4,825,000	4,823,928
Wells Fargo Bank NA 0.256% 4/17/14	5,000,000	5,000,000
Wisconsin Electric Power Corp. 0.170% 7/01/13	5,000,000	4,999,953

		233,518,750

Corporate Debt — 5.1%
Berkshire Hathaway Finance Corp. FRN 0.609% 1/10/14	4,605,000	4,614,535
Cisco Systems, Inc. FRN 0.523% 3/14/14	430,000	430,900

	Principal Amount	Value
General Electric Capital Corp. FRN 0.910% 4/07/14	$5,000,000	$5,025,794
Procter & Gamble Co., The FRN 0.193% 2/06/14	4,250,000	4,249,762

		14,320,991

Discount Notes — 2.5%
Federal Home Loan Bank Discount Notes 0.050% 7/19/13	565,000	564,984
Federal Home Loan Bank Discount Notes 0.050% 7/31/13	1,100,000	1,099,951
Federal Home Loan Bank Discount Notes 0.055% 7/03/13	1,075,000	1,074,994
Federal Home Loan Bank Discount Notes 0.055% 7/19/13	975,000	974,970
Federal Home Loan Bank Discount Notes 0.060% 8/02/13	1,289,000	1,288,927
Federal Home Loan Bank Discount Notes 0.065% 7/12/13	250,000	249,994
Federal Home Loan Bank Discount Notes 0.070% 7/05/13	500,000	499,994
Federal Home Loan Bank Discount Notes 0.070% 7/26/13	500,000	499,974
Federal National Mortgage Association 0.070% 7/17/13	590,000	589,979
Federal National Mortgage Association 0.140% 7/17/13	290,000	289,980

		7,133,747

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/13	7,648	7,648

U.S. Government Obligations — 7.6%
U.S. Treasury Note 0.125% 8/31/13	3,625,000	3,624,858
U.S. Treasury Note 0.500% 10/15/13	2,000,000	2,001,976
U.S. Treasury Note 0.750% 9/15/13	2,800,000	2,803,614
U.S. Treasury Note 1.000% 1/15/14	3,000,000	3,014,390
U.S. Treasury Note 1.250% 2/15/14	4,350,000	4,380,512

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 1.250% 4/15/14	$4,260,000	$4,297,541
U.S. Treasury Note 1.750% 1/31/14	1,500,000	1,514,132

		21,637,023

U.S. Treasury Bills — 1.5%
U.S. Treasury Bills 0.102% 8/01/13	800,000	799,925
U.S. Treasury Bills 0.107% 8/01/13	3,425,000	3,424,664

		4,224,589

TOTAL SHORT-TERM INVESTMENTS (Cost $280,842,748)		280,842,748

TOTAL INVESTMENTS — 99.0% (Cost $280,842,748) (b)		280,842,748

Other Assets/(Liabilities) — 1.0%		2,687,382

NET ASSETS — 100.0%		$283,530,130

Notes to Portfolio of Investments

FRN	Floating Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, these securities amounted to a value of $185,868,875 or 65.55% of net assets.
(b)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

June 30, 2013 (Unaudited)

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Assets:
Investments, at value (Note 2) (a)	$601,970,763	$743,936,934	$1,220,734,037	$-
Short-term investments, at value (Note 2) (b)	63,959,853	5,117,473	115,540,707	280,842,748

Total investments (c)	665,930,616	749,054,407	1,336,274,744	280,842,748

Cash	108,118	-	-	2,550,000
Receivables from:
Investments sold	40,070,292	2,949,589	1,863,569	-
Closed swap agreements, at value	47,217	-	192,065	-
Investments sold on a when-issued basis (Note 2)	50,425,384	-	221,805,361	-
Investment adviser (Note 3)	-	-	-	81,213
Fund shares sold	64,275	41,007	501,187	331,048
Variation margin on open futures contracts (Note 2)	1,762	-	296	-
Interest and dividends	1,952,926	1,215,646	8,316,754	93,257

Total assets	758,600,590	753,260,649	1,568,953,976	283,898,266

Liabilities:
Payables for:
Investments purchased	41,533,014	4,255,612	51,530,717	-
Fund shares repurchased	183,975	416,845	426,653	183,946
Interest and dividends	1,989	-	11,284	-
Investments purchased on a when-issued basis (Note 2)	87,629,765	-	293,593,375	-
Securities on loan (Note 2)	-	4,274,167	-	-
Open swap agreements, at value (Note 2)	124,790	-	727,778	-
Trustees’ fees and expenses (Note 3)	149,948	190,675	125,687	36,230
Collateral pledged for open swap agreements (Note 2)	-	-	150,000	-
Affiliates (Note 3):
Investment management fees	205,754	236,470	366,296	101,401
Service fees	15,866	20,044	100,201	-
Due to custodian	-	36,368	-	-
Accrued expense and other liabilities	82,824	87,132	17,972	46,559

Total liabilities	129,927,925	9,517,313	347,049,963	368,136

Net assets	$628,672,665	$743,743,336	$1,221,904,013	$283,530,130

Net assets consist of:
Paid-in capital	$512,537,064	$669,976,326	$1,210,140,378	$283,554,470
Undistributed (accumulated) net investment income (loss)	3,321,524	20,881,517	8,758,405	-
Distributions in excess of net investment income	-	-	-	(25,486)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(22,611,035)	(57,681,992)	(3,579,823)	1,146
Net unrealized appreciation (depreciation) on investments and foreign currency translations	135,425,112	110,567,485	6,585,053	-

Net assets	$628,672,665	$743,743,336	$1,221,904,013	$283,530,130

(a) Cost of investments:	$466,104,492	$633,368,198	$1,211,652,431	$-
(b) Cost of short-term investments:	$63,959,853	$5,117,473	$115,540,707	$280,842,748
(c) Securities on loan with market value of:	$-	$4,186,079	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2013 (Unaudited)

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Initial Class shares:
Net assets	$603,084,284	$710,615,329	$1,064,726,202	$283,530,130

Shares outstanding (a)	28,894,958	29,405,224	84,557,376	283,809,719

Net asset value, offering price and redemption price per share	$20.87	$24.17	$12.59	$1.00

Service Class shares:
Net assets	$25,588,381	$33,128,007	$157,177,811	$-

Shares outstanding (a)	1,228,403	1,381,844	12,510,066	-

Net asset value, offering price and redemption price per share	$20.83	$23.97	$12.56	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2013 (Unaudited)

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Investment income (Note 2):
Dividends (a)	$4,318,788	$8,321,025	$62,249	$-
Interest	3,090,308	735	16,718,720	212,011
Securities lending net income	-	22,673	-	-

Total investment income	7,409,096	8,344,433	16,780,969	212,011

Expenses (Note 3):
Investment management fees	1,307,528	1,515,287	2,313,976	664,683
Custody fees	46,696	34,409	- *	16,245
Audit fees	16,638	16,311	17,052	14,231
Legal fees	2,371	2,859	- *	1,072
Proxy fees	518	518	- *	518
Shareholder reporting fees	35,368	42,914	- *	17,624
Trustees’ fees	19,450	22,629	27,075	9,663

	1,428,569	1,634,927	2,358,103	724,036
Distribution and service fees:
Service Class	29,725	37,145	190,012	-

Total expenses	1,458,294	1,672,072	2,548,115	724,036

Expenses waived (Note 3):
Initial Class fees waived by adviser	-	-	-	(512,025)

Net expenses	1,458,294	1,672,072	2,548,115	212,011

Net investment income (loss)	5,950,802	6,672,361	14,232,854	-

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	32,486,384	89,108,662	(1,785,594)	1,150
Futures contracts	1,321,305	-	(527,009)	-
Swap agreements	15,241	-	101,552	-
Foreign currency transactions	-	(937)	-	-

Net realized gain (loss)	33,822,930	89,107,725	(2,211,051)	1,150

Net change in unrealized appreciation (depreciation) on:
Investment transactions	11,946,070	7,320,974	(40,974,614)	-
Futures contracts	(215,083)	-	(1,493,529)	-
Swap agreements	64,856	-	237,548	-
Translation of assets and liabilities in foreign currencies	-	(1,251)	-	-

Net change in unrealized appreciation (depreciation)	11,795,843	7,319,723	(42,230,595)	-

Net realized gain (loss) and change in unrealized appreciation (depreciation)	45,618,773	96,427,448	(44,441,646)	1,150

Net increase (decrease) in net assets resulting from operations	$51,569,575	$103,099,809	$(30,208,792)	$1,150

(a) Net of withholding tax of:	$3,146	$115,696	$-	$-
*	Paid by MassMutual pursuant to investment management agreement.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blend Fund
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,950,802	$12,516,157
Net realized gain (loss) on investment transactions	33,822,930	41,209,836
Net change in unrealized appreciation (depreciation) on investments	11,795,843	16,782,996

Net increase (decrease) in net assets resulting from operations	51,569,575	70,508,989

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(3,324,089)	(12,279,803)
Service Class	(118,321)	(354,205)

Total distributions from net investment income	(3,442,410)	(12,634,008)

From net realized gains:
Initial Class	-	-
Service Class	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Initial Class	(27,942,492)	(23,760,025)
Service Class	1,713,961	8,255,505

Increase (decrease) in net assets from fund share transactions	(26,228,531)	(15,504,520)

Total increase (decrease) in net assets	21,898,634	42,370,461
Net assets
Beginning of period	606,774,031	564,403,570

End of period	$628,672,665	$606,774,031

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$3,321,524	$813,132

Distributions in excess of net investment income included in net assets at end of period	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Fund		MML Managed Bond Fund		MML Money Market Fund
Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

$6,672,361	$14,371,161	$14,232,854	$28,666,311	$-	$-
89,107,725	40,060,269	(2,211,051)	20,815,230	1,150	49
7,319,723	61,826,994	(42,230,595)	11,092,236	-	-

103,099,809	116,258,424	(30,208,792)	60,573,777	1,150	49

-	(13,926,580)	(12,001,284)	(28,264,150)	-	(3,396)
-	(395,021)	(1,665,267)	(3,347,025)	-	-

-	(14,321,601)	(13,666,551)	(31,611,175)	-	(3,396)

-	-	(12,245,770)	(10,408,669)	-	(309)
-	-	(1,790,842)	(1,235,598)	-	-

-	-	(14,036,612)	(11,644,267)	-	(309)

(98,538,751)	(168,158,008)	87,161,262	148,010,474	(16,414,656)	110,415,587
3,140,338	4,873,290	15,585,795	45,400,181	-	-

(95,398,413)	(163,284,718)	102,747,057	193,410,655	(16,414,656)	110,415,587

7,701,396	(61,347,895)	44,835,102	210,728,990	(16,413,506)	110,411,931

736,041,940	797,389,835	1,177,068,911	966,339,921	299,943,636	189,531,705

$743,743,336	$736,041,940	$1,221,904,013	$1,177,068,911	$283,530,130	$299,943,636

$20,881,517	$14,209,156	$8,758,405	$8,192,102	$(25,486)	$-

$-	$-	$-	$-	$-	$(25,486)

MML Blend Fund – Financial Statements

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
06/30/13[r]	$19.33	$0.19	$1.46	$1.65	$(0.11)	$-	$(0.11)	$20.87	8.60%	[b]	$603,084	0.46%	[a]	1.93%	[a]
12/31/12	17.52	0.39	1.82	2.21	(0.40)	-	(0.40)	19.33	12.65%		584,660	0.46%		2.09%
12/31/11	17.08	0.36	0.45	0.81	(0.37)	-	(0.37)	17.52	4.78%		552,072	0.49%		2.05%
12/31/10	15.51	0.36	1.55	1.91	(0.34)	-	(0.34)	17.08	12.50%		590,576	0.48%		2.25%
12/31/09	13.21	0.37	2.30	2.67	(0.37)	-	(0.37)	15.51	20.55%		593,358	0.49%		2.71%
12/31/08	17.65	0.46	(4.41)	(3.95)	(0.49)	(0.00)[d]	(0.49)	13.21	(22.73%	)	561,752	0.47%		2.91%
Service Class
06/30/13[r]	$19.30	$0.17	$1.46	$1.63	$(0.10)	$-	$(0.10)	$20.83	8.47%	[b]	$25,588	0.71%	[a]	1.68%	[a]
12/31/12	17.50	0.35	1.80	2.15	(0.35)	-	(0.35)	19.30	12.36%		22,114	0.71%		1.85%
12/31/11	17.06	0.32	0.44	0.76	(0.32)	-	(0.32)	17.50	4.52%		12,331	0.74%		1.82%
12/31/10	15.49	0.32	1.55	1.87	(0.30)	-	(0.30)	17.06	12.22%		9,398	0.73%		2.01%
12/31/09	13.20	0.33	2.30	2.63	(0.34)	-	(0.34)	15.49	20.25%		5,534	0.74%		2.33%
12/31/08[g]	16.29	0.09	(2.95)	(2.86)	(0.23)	(0.00)[d]	(0.23)	13.20	(17.62%	)[b]	1,676	0.74%	[a]	1.90%	[a]

	Six months ended June 30, 2013[b,r]	Year ended December 31
		2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	134%	251%	285%	242%	210%	187%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
06/30/13[r]	$21.07	$0.21	$2.89	$3.10	$-	$-	$24.17	14.69%	[b]	$710,615	0.44%	[a]	1.81%	[a]
12/31/12	18.51	0.38	2.58	2.96	(0.40)	(0.40)	21.07	16.05%		709,969	0.44%		1.92%
12/31/11	19.57	0.34	(1.09)	(0.75)	(0.31)	(0.31)	18.51	(3.76%	)	778,897	0.44%		1.72%
12/31/10	17.41	0.27	2.22	2.49	(0.33)	(0.33)	19.57	14.77%		909,171	0.44%		1.54%
12/31/09	13.65	0.30	3.87	4.17	(0.41)	(0.41)	17.41	30.71%		855,092	0.46%		1.97%
12/31/08	23.36	0.40	(10.11)	(9.71)	-	-	13.65	(41.58%	)	719,154	0.44%		2.08%
Service Class
06/30/13[r]	$20.93	$0.18	$2.86	$3.04	$-	$-	$23.97	14.55%	[b]	$33,128	0.69%	[a]	1.58%	[a]
12/31/12	18.41	0.34	2.54	2.88	(0.36)	(0.36)	20.93	15.76%		26,073	0.69%		1.69%
12/31/11	19.48	0.30	(1.09)	(0.79)	(0.28)	(0.28)	18.41	(4.00%	)	18,493	0.69%		1.55%
12/31/10	17.35	0.23	2.21	2.44	(0.31)	(0.31)	19.48	14.48%		11,470	0.69%		1.31%
12/31/09	13.64	0.23	3.89	4.12	(0.41)	(0.41)	17.35	30.39%		5,979	0.71%		1.52%
12/31/08[g]	20.24	0.14	(6.74)	(6.60)	-	-	13.64	(32.62%	)[b]	1,934	0.71%	[a]	2.71%	[a]

	Six months ended June 30, 2013[b,r]	Year ended December 31
		2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	78%	65%	65%	113%	106%	129%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
06/30/13[r]	$13.20	$0.15	$(0.46)	$(0.31)	$(0.15)	$(0.15)	$(0.30)	$12.59	(2.40%	)[b]	$1,064,726	0.39%	[a]	2.41%	[a]
12/31/12	12.99	0.35	0.38	0.73	(0.38)	(0.14)	(0.52)	13.20	5.77%		1,027,945	0.40%		2.66%
12/31/11	12.80	0.47	0.44	0.91	(0.48)	(0.24)	(0.72)	12.99	7.31%		864,477	0.41%		3.63%
12/31/10	12.49	0.54	0.32	0.86	(0.49)	(0.06)	(0.55)	12.80	6.96%		869,339	0.41%		4.18%
12/31/09	11.98	0.52	0.67	1.19	(0.54)	(0.14)	(0.68)	12.49	10.21%		950,074	0.42%		4.23%
12/31/08	12.28	0.59	(0.31)	0.28	(0.58)	-	(0.58)	11.98	2.38%		563,000	0.45%		4.88%
Service Class
06/30/13[r]	13.18	0.14	(0.47)	(0.33)	(0.14)	(0.15)	(0.29)	12.56	(2.52%	)[b]	157,178	0.64%	[a]	2.16%	[a]
12/31/12	12.97	0.32	0.38	0.70	(0.35)	(0.14)	(0.49)	13.18	5.51%		149,124	0.65%		2.40%
12/31/11	12.79	0.43	0.44	0.87	(0.45)	(0.24)	(0.69)	12.97	7.04%		101,863	0.66%		3.34%
12/31/10	12.48	0.50	0.33	0.83	(0.46)	(0.06)	(0.52)	12.79	6.70%		65,262	0.66%		3.92%
12/31/09	11.97	0.49	0.67	1.16	(0.51)	(0.14)	(0.65)	12.48	9.93%		30,933	0.67%		3.94%
12/31/08[g]	12.01	0.21	0.02	0.23	(0.27)	-	(0.27)	11.97	1.96%	[b]	7,867	0.70%	[a]	4.63%	[a]

	Six months ended June 30, 2013[b,r]	Year ended December 31
		2012	2011	2010[q]	2009	2008
Portfolio turnover rate for all share classes	133%	279%	186%	199%	262%	97%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Portfolio turnover rate excludes securities sold from redemptions in-kind. Amount would be 208% including securities sold from redemptions in-kind.
r	Unaudited.

The accompanying notes are an integral part of the consolidated financial statements.

MML Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations						Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Initial Class
06/30/13[r]	$1.00	$-		$0.00	[d]	$0.00	[d]	$-	$-	$-	$1.00	0.00%	[b,e]	$283,530	0.51%	[a]	0.15%	[a]	-
12/31/12	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	299,944	0.52%		0.16%		-
12/31/11	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	189,532	0.54%		0.17%		-
12/31/10	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	188,956	0.54%		0.24%		-
12/31/09	1.00	0.00	[d]	(0.00)[d]		0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.07%		172,447	0.54%		0.37%		0.05%
12/31/08	1.00	0.02		0.00	[d]	0.02		(0.02)	-	(0.02)	1.00	2.10%		179,947	0.55%		N/A		2.00%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blend Fund (“Blend Fund”)

MML Equity Fund (“Equity Fund”)

MML Managed Bond Fund (“Managed Bond Fund”)

MML Money Market Fund (“Money Market Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each share class of a fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds other than the Money Market Fund, short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. The Money Market Fund’s portfolio securities are valued at amortized cost, which approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a stable net asset value per share, although this cannot be assured. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors,

Notes to Financial Statements (Unaudited) (Continued)

such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Unaudited) (Continued)

and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Money Market Fund characterized all investments at Level 2, as of June 30, 2013. For the Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Notes to Financial Statements (Unaudited) (Continued)

The following is the aggregate value by input level, as of June 30, 2013, for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blend Fund
Equities
Common Stock
Basic Materials	$11,371,567	$-	$-	$11,371,567
Communications	46,198,525	-	-	46,198,525
Consumer, Cyclical	33,756,290	-	-	33,756,290
Consumer, Non-cyclical	91,369,227	-	-	91,369,227
Diversified	328,720	-	-	328,720
Energy	39,224,034	-	-	39,224,034
Financial	72,259,011	-	-	72,259,011
Industrial	37,881,553	-	-	37,881,553
Technology	50,912,860	-	-	50,912,860
Utilities	11,542,917	-	-	11,542,917

Total Common Stock	394,844,704	-	-	394,844,704

Preferred Stock
Consumer, Cyclical	-	4	-	4
Financial	511,800	-	-	511,800

Total Preferred Stock	511,800	4	-	511,804

Total Equities	395,356,504	4	-	395,356,508

Bonds & Notes
Total Corporate Debt	-	94,909,991	-	94,909,991

Total Municipal Obligations	-	1,762,238	-	1,762,238

Non-U.S. Government Agency Obligations
Automobile ABS	-	1,312,063	-	1,312,063
Commercial MBS	-	10,386,553	-	10,386,553
Home Equity ABS	-	7,008,974	-	7,008,974
Other ABS	-	4,060,049	929,860	4,989,909
Student Loans ABS	-	4,888,125	-	4,888,125
WL Collateral CMO	-	1,491,610	-	1,491,610
WL Collateral PAC	-	225,831	-	225,831

Total Non-U.S. Government Agency Obligations	-	29,373,205	929,860	30,303,065

Total Sovereign Debt Obligations	-	2,057,756	-	2,057,756

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	268,016	-	268,016
Pass-Through Securities	-	58,701,213	-	58,701,213

Total U.S. Government Agency Obligations and Instrumentalities	-	58,969,229	-	58,969,229

Notes to Financial Statements (Unaudited) (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blend Fund (Continued)
U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	$-	$18,611,976	$-	$18,611,976

Total U.S. Treasury Obligations	-	18,611,976	-	18,611,976

Total Bonds & Notes	-	205,684,395	929,860	206,614,255

Total Long-Term Investments	395,356,504	205,684,399	929,860	601,970,763

Total Short-Term Investments	-	63,959,853	-	63,959,853

Total Investments	$395,356,504	$269,644,252	$929,860	$665,930,616

Equity Fund
Equities
Common Stock
Basic Materials	$8,321,532	$-	$-	$8,321,532
Communications	82,320,181	1,376,676	-	83,696,857
Consumer, Cyclical	59,998,899	-	-	59,998,899
Consumer, Non-cyclical	132,754,043	7,429,188	-	140,183,231
Energy	92,313,125	-	-	92,313,125
Financial	187,907,152	-	-	187,907,152
Industrial	87,491,984	-	-	87,491,984
Technology	48,942,192	-	-	48,942,192
Utilities	30,807,795	-	-	30,807,795

Total Common Stock	730,856,903	8,805,864	-	739,662,767

Total Equities	730,856,903	8,805,864	-	739,662,767

Total Mutual Funds	4,274,167	-	-	4,274,167

Total Long-Term Investments	735,131,070	8,805,864	-	743,936,934

Total Short-Term Investments	-	5,117,473	-	5,117,473

Total Investments	$735,131,070	$13,923,337	$-	$749,054,407

Managed Bond Fund
Equities
Preferred Stock
Financial	$2,431,050	$-	$-	$2,431,050

Total Preferred Stock	2,431,050	-	-	2,431,050

Total Equities	2,431,050	-	-	2,431,050

Bonds & Notes
Total Corporate Debt	-	507,115,263	-	507,115,263

Total Municipal Obligations	-	11,134,742	-	11,134,742

Non-U.S. Government Agency Obligations
Automobile ABS	-	7,611,987	-	7,611,987
Commercial MBS	-	55,110,460	-	55,110,460
Home Equity ABS	-	46,653,195	-	46,653,195
Other ABS	-	28,645,207	1,150,090	29,795,297
Student Loans ABS	-	26,917,179	-	26,917,179

Notes to Financial Statements (Unaudited) (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Managed Bond Fund (Continued)
WL Collateral CMO	$-	$4,036,509	$-	$4,036,509
WL Collateral PAC	-	842,572	-	842,572

Total Non-U.S. Government Agency Obligations	-	169,817,109	1,150,090	170,967,199

Total Sovereign Debt Obligations	-	11,301,071	-	11,301,071

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	327,407	-	327,407
Pass-Through Securities	-	347,481,119	-	347,481,119

Total U.S. Government Agency Obligations and Instrumentalities	-	347,808,526	-	347,808,526

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	169,976,186	-	169,976,186

Total U.S. Treasury Obligations	-	169,976,186	-	169,976,186

Total Bonds & Notes	-	1,217,152,897	1,150,090	1,218,302,987

Total Long-Term Investments	2,431,050	1,217,152,897	1,150,090	1,220,734,037

Total Short-Term Investments	-	115,540,707	-	115,540,707

Total Investments	$2,431,050	$1,332,693,604	$1,150,090	$1,336,274,744

The following is the aggregate value by input level, as of June 30, 2013, for the Funds’ other financial instruments:

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blend Fund
Futures Contracts
Interest Rate Risk	$(278,292)	$-	$-	$(278,292)
Swap Agreements
Credit Risk	-	(124,790)	-	(124,790)
Managed Bond Fund
Futures Contracts
Interest Rate Risk	(1,459,627)	-	-	(1,459,627)
Swap Agreements
Credit Risk	-	(727,778)	-	(727,778)

Notes to Financial Statements (Unaudited) (Continued)

The following table shows Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of June 30, 2013.

Statements of Assets and Liabilities location:	Blend Fund	Equity Fund	Managed Bond Fund
Receivables from:
Investments sold on a when-issued basis	X		X
Payables for:
Investments purchased on a when-issued basis	X		X
Securities on loan		X
Collateral pledged for open swaps agreements			X

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended June 30, 2013. The Funds recognize transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/12	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 6/30/13	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 6/30/13
Blend Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government
Agency Obligations
Other ABS†	$866,590	$-	$-	$63,270	$-	$-	$-	$-		$929,860	$63,270
Other ABS	399,204	-	(4,133)	2,749	-	(397,820)	-	-		-	-
Student Loans ABS	133,060	-	18,900	(6,960)	-	(145,000)	-	-		-	-

	$1,398,854	$-	$14,767	$59,059	$-	$(542,820)	$-	$-		$929,860	$63,270

Managed Bond Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government
Agency Obligations
Other ABS†	$1,071,835	$-	$-	$78,255	$-	$-	$-	$-		$1,150,090	$78,255
Other ABS	2,817,672	-	(25,152)	17,984	-	(2,060,504)	-	(750,000	)**	-	-
Student Loans ABS	565,505	-	80,325	(29,580)	-	(616,250)	-	-		-	-

	$4,455,012	$-	$55,173	$66,659	$-	$(2,676,754)	$-	$(750,000)		$1,150,090	$78,255

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as a result of securities receiving a price directly from a pricing service rather than being fair valued.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Notes to Financial Statements (Unaudited) (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the period ended June 30, 2013, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivatives and Objective for Use	Blend Fund	Managed Bond Fund
Futures Contracts*
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Interest Rate Swaps**
Hedging/Risk Management	A	A
Duration Management	M	M
Asset/Liability Management	M	M
Substitution for Direct Investment	M	M
Intention to Create Investment Leverage in Portfolio	M	M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Income	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

*	Includes any options purchased or written on futures contracts, if applicable.
**	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At June 30, 2013, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund
Liability Derivatives
Futures Contracts^^	$-	$-	$(278,292)	$(278,292)
Swap Agreements^	(124,790)	-	-	(124,790)

Total Value	$(124,790)	$-	$(278,292)	$(403,082)

Realized Gain (Loss)#
Futures Contracts	$-	$1,319,810	$1,495	$1,321,305
Swap Agreements	(206,363)	-	221,604	15,241

Total Realized Gain (Loss)	$(206,363)	$1,319,810	$223,099	$1,336,546

Notes to Financial Statements (Unaudited) (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund (Continued)
Change in Appreciation (Depreciation)##
Futures Contracts	$-	$68,370	$(283,453)	$(215,083)
Swap Agreements	64,856	-	-	64,856

Total Change in Appreciation (Depreciation)	$64,856	$68,370	$(283,453)	$(150,227)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	212	146	358
Swap Agreements	$10,125,000	$-	$24,080,000	$34,205,000

Managed Bond Fund
Liability Derivatives
Futures Contracts^^	$-	$-	$(1,459,627)	$(1,459,627)
Swap Agreements^	(727,778)	-	-	(727,778)

Total Value	$(727,778)	$-	$(1,459,627)	$(2,187,405)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$(527,009)	$(527,009)
Swap Agreements	(1,043,334)	-	1,144,886	101,552

Total Realized Gain (Loss)	$(1,043,334)	$-	$617,877	$(425,457)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$(1,493,529)	$(1,493,529)
Swap Agreements	237,548	-	-	237,548

Total Change in Appreciation (Depreciation)	$237,548	$-	$(1,493,529)	$(1,255,981)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	893	893
Swap Agreements	$114,431,667	$-	$-	$114,431,667

^	Statements of Assets and Liabilities location: Payables for: open swap agreements, at value.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: futures contracts or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: futures contracts or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts or notional amounts for swap agreements, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended June 30, 2013.

Notes to Financial Statements (Unaudited) (Continued)

The following table presents the Fund(s) derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of June 30, 2013.

Counterparty	Gross Liabilities in Statements of Assets and Liabilities	Derivative Assets/(Liabilities) Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities**
Blend Fund
Barclays Bank PLC	$31,577	$-	$-	$31,577
Credit Suisse International	3,744	-	-	3,744
Goldman Sachs International	66,588	-	-	66,588
JP Morgan Chase Bank	22,881	-	-	22,881

	$124,790	$-	$-	$124,790

Managed Bond Fund
Barclays Bank PLC	$336,368	$-	$-	$336,368
Credit Suisse International	5,434	-	-	5,434
Goldman Sachs International	264,288	-	-	264,288
JP Morgan Chase Bank	121,688	-	-	121,688

	$727,778	$-	$-	$727,778

**	Represents the net amount payable to the counterparty in the event of default.

Further details regarding the derivatives and other investments held by the Funds during the period ended June 30, 2013, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Notes to Financial Statements (Unaudited) (Continued)

The Fund(s) listed in the following table had open futures contracts at June 30, 2013:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Blend Fund
BUYS
51	U.S. Treasury Note 2 Year	9/30/13	$11,220,000	$(20,114)
143	U.S. Treasury Note 5 Year	9/30/13	17,309,703	(258,178)

				$(278,292)

Managed Bond Fund
BUYS
745	U.S. Treasury Note 5 Year	9/30/13	$90,179,922	$(1,339,410)
327	U.S. Treasury Note 2 Year	9/30/13	71,940,000	(120,217)

				$(1,459,627)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps.  When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps.  A Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Notes to Financial Statements (Unaudited) (Continued)

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at June 30, 2013. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Blend Fund
Credit Default Swaps
$2,300,000	USD	6/20/17	Barclays Bank PLC	Buy	(1.000%	)	CDX.NA.IG.18†	$(53,304)	$21,727	$(31,577)

775,000	USD	6/20/16	Credit Suisse International	Buy	(0.580%	)	Marriott International, Inc.	(3,744)	—	(3,744)

4,850,000	USD	6/20/17	Goldman Sachs International	Buy	(1.000%	)	CDX.NA.IG.18†	(73,443)	6,855	(66,588)

2,200,000	USD	12/20/17	JP Morgan Chase Bank	Buy	(1.000%	)	CDX.NA.IG.19†	(32,376)	9,495	(22,881)

Managed Bond Fund*
Credit Default Swaps
$24,500,000	USD	6/20/17	Barclays Bank PLC	Buy	(1.000%	)	CDX.NA.IG.18†	$(567,811)	$231,443	$(336,368)

1,125,000	USD	6/20/16	Credit Suisse International	Buy	(0.580%	)	Marriott International, Inc.	(5,434)	—	(5,434)

19,250,000	USD	6/20/17	Goldman Sachs International	Buy	(1.000%	)	CDX.NA.IG.18†	(291,497)	27,209	(264,288)

11,700,000	USD	12/20/17	JP Morgan Chase Bank	Buy	(1.000%	)	CDX.NA.IG.19†	(172,180)	50,492	(121,688)

USD	U.S. Dollar
*	Collateral for swap agreements held by Goldman Sachs International amounted to $150,000 in cash at June 30, 2013; and collateral for swap agreements held by Barclays Bank PLC amounted to $254,520 in securities at June 30, 2013.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Notes to Financial Statements (Unaudited) (Continued)

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, forward commitment, or TBA basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, forward commitment, or TBA transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

Notes to Financial Statements (Unaudited) (Continued)

Securities Lending

The Managed Bond Fund, Blend Fund, and Equity Fund may lend their securities to qualified brokers, under the terms of a master netting agreement. Securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and Equity Fund, respectively, taken at current value.

The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities.

The Funds employ an agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or borrower, respectively. For the period ended June 30, 2013, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Equity Fund	$28,387	$5,714	$22,673

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of

Notes to Financial Statements (Unaudited) (Continued)

each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Blend Fund and Managed Bond Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Blend Fund	0.13% (Equity Segment)
0.09% (Money Market and Bond Segments)
Managed Bond Fund	0.10%
Money Market Fund	0.05%

Notes to Financial Statements (Unaudited) (Continued)

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the Blend Fund and Managed Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MassMutual has entered into an investment subadvisory agreement with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, pursuant to which OFI serves as one of the subadvisers to the Equity Fund. This agreement provides that OFI manage the investment and reinvestment of a portion of the assets of the Fund. OFI receives a subadvisory fee from MassMutual, based upon the average daily net assets of the portion of the Fund that OFI manages, at the following annual rate:

Equity Fund	0.23%

MassMutual has entered into an investment subadvisory agreement with the unaffiliated investment subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), pursuant to which Loomis Sayles serves as one of the subadvisers to the Equity Fund. This agreement provides that Loomis Sayles manage the investment and reinvestment of a portion of the assets of the Fund. Loomis Sayles receives a subadvisory fee from MassMutual based upon the average daily net assets of the portion of the Fund that Loomis Sayles manages.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares, if available, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders.

Expense Caps and Waivers

For the Money Market Fund, MassMutual has agreed to voluntarily waive some or all of its management fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice. Expense caps and waiver amounts are reflected as a reduction of expenses on the Statement of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

Notes to Financial Statements (Unaudited) (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2013, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blend Fund	$498,615,406	$317,916,441	$508,563,997	$339,180,509
Equity Fund	-	576,147,475	-	659,871,908
Managed Bond Fund	1,489,579,625	201,728,673	1,447,126,499	129,232,069

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
Blend Fund Initial Class
Sold	669,345	$13,794,926	2,150,409	$40,209,439
Issued as reinvestment of dividends	161,670	3,324,089	642,548	12,279,803
Redeemed	(2,189,703)	(45,061,507)	(4,056,122)	(76,249,267)

Net increase (decrease)	(1,358,688)	$(27,942,492)	(1,263,165)	$(23,760,025)

Blend Fund Service Class
Sold	113,886	$2,356,755	489,185	$9,145,995
Issued as reinvestment of dividends	5,762	118,321	18,531	354,205
Redeemed	(37,050)	(761,115)	(66,664)	(1,244,695)

Net increase (decrease)	82,598	$1,713,961	441,052	$8,255,505

Equity Fund Initial Class
Sold	417,822	$9,715,644	1,248,320	$25,020,791
Issued as reinvestment of dividends	-	-	690,950	13,926,580
Redeemed	(4,706,104)	(108,254,395)	(10,317,338)	(207,105,379)

Net increase (decrease)	(4,288,282)	$(98,538,751)	(8,378,068)	$(168,158,008)

Equity Fund Service Class
Sold	197,381	$4,562,518	320,061	$6,438,284
Issued as reinvestment of dividends	-	-	19,715	395,021
Redeemed	(61,301)	(1,422,180)	(98,743)	(1,960,015)

Net increase (decrease)	136,080	$3,140,338	241,033	$4,873,290

Managed Bond Fund Initial Class
Sold	10,000,967	$130,429,351	15,845,016	$208,080,981
Issued as reinvestment of dividends	1,874,818	24,247,054	2,969,698	38,672,819
Redeemed	(5,181,015)	(67,515,143)	(7,509,810)	(98,743,326)

Net increase (decrease)	6,694,770	$87,161,262	11,304,904	$148,010,474

Managed Bond Fund Service Class
Sold	1,466,096	$19,085,579	3,766,316	$49,455,444
Issued as reinvestment of dividends	267,658	3,456,109	352,306	4,582,623
Redeemed	(536,353)	(6,955,893)	(659,184)	(8,637,886)

Net increase (decrease)	1,197,401	$15,585,795	3,459,438	$45,400,181

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
Money Market Fund Initial Class
Sold	67,302,060	$67,235,594	290,390,112	$290,106,033
Issued as reinvestment of dividends	-	-	3,708	3,705
Redeemed	(83,732,952)	(83,650,250)	(179,870,353)	(179,694,151)

Net increase (decrease)	(16,430,892)	$(16,414,656)	110,523,467	$110,415,587

6.	Federal Income Tax Information

At June 30, 2013, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blend Fund	$530,064,345	$141,049,113	$(5,182,842)	$135,866,271
Equity Fund	638,485,671	116,019,133	(5,450,397)	110,568,736
Managed Bond Fund	1,327,193,142	32,739,463	(23,657,861)	9,081,602

Note: The aggregate cost for investments for the Money Market Fund at June 30, 2013, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2012, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2016	Expiring 2017
Blend Fund	$505,559	$48,423,294
Equity Fund	-	137,441,476

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

At December 31, 2012, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Long Term Capital Loss Carryforward	Short Term Capital Loss Carryforward
Money Market Fund	$-	$4

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2012, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$12,634,008	$-	$-
Equity Fund	14,321,601	-	-
Managed Bond Fund	34,143,657	9,111,785	-
Money Market Fund	3,705	-	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2012, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, options contracts, swap agreements, premium amortization accruals, the deferral of wash sale losses, and deferred Trustee compensation.

At June 30, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blend Fund	$885,140	$(48,928,853)	$(129,933)	$116,182,082
Equity Fund	14,387,766	(137,441,476)	(178,612)	93,899,523
Managed Bond Fund	10,778,758	10,685,939	(44,344)	48,255,237
Money Market Fund	5,919	(4)	(31,405)	-

The Funds did not have any unrecognized tax benefits at June 30, 2013, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended June 30, 2013, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

Notes to Financial Statements (Unaudited) (Continued)

The potential amount sought to be recovered from the Blend Fund, plus interest and the Official Committee’s court costs, is approximately $207,400.

In addition, on June 2, 2011, the Blend Fund was named as a defendant in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Fund cannot predict the outcome of these proceedings. If the proceedings were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

9.	New Accounting Pronouncements

On June 7, 2013, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-08, Financial Services—Investment Companies (Topic 946): “Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”). ASU 2013-08 sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

10.	Subsequent Events

In preparation of these financial statements management has evaluated the events and transactions subsequent to June 30, 2013, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2013, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Blend Fund, Equity Fund, Managed Bond Fund, and Money Market Fund. In preparation for the meetings, the Trustees requested, and MassMutual and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MassMutual discussing the nature and quality of the services it provides as investment manager to the Funds; (ii) a profitability analysis prepared by MassMutual; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative management fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MassMutual and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MassMutual provides to the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the capabilities of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MassMutual provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibility for providing services to the respective Fund and the fees payable to each subadviser by MassMutual. MassMutual reviewed with the Committee in detail the work MassMutual does in its oversight, administrative, and shareholder servicing roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MassMutual responded to Committee members’ questions and provided additional information concerning each Fund.

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for each Fund. (References to any one-, three-, five-, or ten-year period below are to periods ended December 31, 2012. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that, in the case of the Blend Fund, expense information showed the Fund to be in the first quartile of its peer group (favorable), and performance information showed the Fund to have had second and first quartile investment performance in its performance category for the most recent one- and three-year periods, respectively.

The Committee noted that the Money Market Fund had a total net expense ratio in the second comparative quartile and had achieved three-year performance in the third comparative quartile, but that the Fund’s performance had improved to the second comparative quartile in the one-year period. The Committee discussed with MassMutual factors that had contributed to the improved performance and determined that the Fund did not require further detailed inquiry.

The Committee considered information regarding the other Funds, which had underperformed in recent periods compared to their peers.

•	Managed Bond Fund – The Committee considered that the Fund’s total net expense ratio was in the 6th comparative percentile, but that the Fund had achieved one- and three-year performance in the third and fourth comparative quartiles, respectively. The Committee considered MassMutual’s view that the Fund’s underperformance was principally the result of the Fund’s relatively conservative exposure to higher-risk assets than many other funds, with the expectation that the Fund may outperform in “down” markets in return for some measure of underperformance in “up” markets. The Committee also considered that the Fund has achieved performance in the second comparative quartile for the five- and ten-year periods.

•	Equity Fund – The Committee considered that the Fund’s expenses are in the 6th comparative percentile. They noted that the Fund had achieved performance at the 51st comparative percentile for the one-year period, but at the 72nd comparative percentile for the three-year period. They considered MassMutual’s statement that much of the underperformance was due to one of the Fund’s two subadvisers and that the subadviser had announced earlier this year a change in the portfolio management team for the Fund, which MassMutual is hopeful will result in improved performance. In addition, they considered MassMutual’s statement that the Fund has been recently restructured to equal-weight the portfolio assets managed by each of the Fund’s two subadvisers.

In conjunction with its review of the Third-Party Report, the Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MassMutual’s advisory relationship with the various Funds, including: (i) a description of the revenue (including management fees) and expense allocation methodology employed by MassMutual; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MassMutual, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MassMutual’s oversight of each Fund and the subadvisory process; (ii) MassMutual’s levels of profitability from its relationship with the various Funds were not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MassMutual has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts were fair and reasonable with respect to each Fund and were in the best interests of each Fund’s shareholders.

Other Information (Unaudited) (Continued)

Fund Expenses June 30, 2013

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2013:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2013.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.46%	$1,086.00	$2.35	$1,022.30	$2.28
Service Class	1,000	0.71%	1,084.70	3.63	1,021.00	3.52
Equity Fund
Initial Class	1,000	0.44%	1,146.90	2.32	1,022.40	2.18
Service Class	1,000	0.69%	1,145.50	3.63	1,021.10	3.42
Managed Bond Fund
Initial Class	1,000	0.39%	976.00	1.89	1,022.60	1.93
Service Class	1,000	0.64%	974.80	3.10	1,021.40	3.17
Money Market Fund
Initial Class	1,000	0.15%	1,000.00	0.74	1,023.80	0.74

*	Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2013, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

© 2013 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

CRN201409-174726

MML Series Investment Fund II
Semiannual Report

MML China Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

MML Strategic Emerging Markets Fund

This semiannual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2013

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Richard J. Byrne

“Thank you for your continued confidence in MassMutual. We are committed to helping you plan for a more financially secure future by giving you the information you need to make the choices that are appropriate for you, regardless of current market conditions.”

June 30, 2013

Welcome to the MML Series Investment Fund II Semiannual Report covering the six months ended June 30, 2013. Stocks in the United States and in foreign developed markets advanced during the first half of the year, and U.S. bonds and emerging-market equities declined. The actions and comments of central bankers across the globe kept the attention of investors and helped drive choppier stock markets and rising interest rates later in the period. The U.S. economy continued its somewhat unsteady recovery in the midst of government spending cuts mandated by – sequestration the automatic, across-the-board series of spending cuts to government agencies – and ongoing caution among business owners. Housing and unemployment mainly improved throughout the period, but U.S. gross domestic product (“GDP”) figures, which indicated higher rates of growth early in the period, underwent substantial downward revisions later. (GDP measures the total value of goods and services produced in a country.) Through it all, consumer confidence numbers reached their highest levels since mid-2007, and inflation remained in check. Elsewhere in the world, the ongoing recession in the euro zone and a March banking crisis in Cyprus kept investors wary. Looking to the Far East, China continued to struggle, while Japan made some headway against its economic challenges. Against this backdrop, two key commodities headed in different directions. The price of oil rose from slightly less than $92 a barrel at the beginning of the period to more than $96 at the end, taking a volatile route along the way. The price of gold continued its substantial decline, starting 2013 at around $1,676 an ounce and dropping to less than $1,224 by the end of the period.

Key events that defined the period

In the United States, encouraging pockets of economic strength and the Federal Reserve’s (the “Fed”) ongoing Quantitative Easing (“QE”) program gave investors reason for optimism, despite the challenges brought about by the “fiscal cliff” and sequestration. Late on January 1, 2013, congressional votes to avert the fiscal cliff were finally confirmed. (Fiscal cliff is the term for a combination of tax hikes and spending cuts that were set to take effect early in 2013 unless an alternate plan could be agreed upon by congress and the president.) The agreement prevented broad escalation of income taxes for most Americans except top-bracket individual filers.

In February, equity investors focused on the specter of sequestration, which was set to go into effect March 1, 2013. Ultimately, however, in March, the U.S. Congress passed a stopgap spending bill to keep the federal government running through September 2013. Also in March, the Department of Labor reported that the U.S. unemployment rate fell to its lowest level since December 2008, and the Fed continued its commitment to keep the federal funds rate between 0% and 0.25% and announced its continuation of the $85 billion per month bond-buying QE program. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.) In April, Commerce Department reports indicated that the U.S. economy rebounded in the first quarter of 2013 after a lackluster fourth quarter. The agency estimated first-quarter 2013 GDP growth to be at a level of 2.5%, versus fourth-quarter 2012 GDP growth of 0.4% – although the 2.5% figure was ultimately revised downward to a final 1.8% in June.

In May, the first signs emerged that QE could soon be scaled back when Fed Chairman Bernanke alluded to a possible “tapering down” of monthly Fed bond purchases in the near term – and minutes from the Fed’s May 1 meeting indicated other Fed officials supported the move. The day of the release, the Dow Jones Industrial AverageSM (the “Dow”) reversed its triple-digit point gain to post a loss of 0.80% for the day. The markets subsequently posted declines in each of the last two weeks of May and the yields of U.S. Treasury securities increased across the board as their prices fell. (Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.) That same month, the U.S. unemployment rate fell to 7.5%, marking a four-year low. In June, the unemployment rate ticked up slightly to 7.6%, as more individuals entered the job market. Stock and

(Continued)

1

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

bond markets sold off sharply in mid-June and drove interest rates higher on lingering concerns that QE would end sooner than expected. Stocks rose again as the period drew to a close when the Department of Labor released the final downward revision of first-quarter GDP. The weaker-than-expected growth figure drove shares higher on investor expectations that the Fed would continue QE a while longer.

In news from around the world, the Japanese Cabinet approved a ¥20 trillion (yen) ($224 billion) stimulus package in January 2013, which was expected to create 600,000 jobs and help repair tsunami-ravaged coastland. In February, uncertainty over Italian elections led to a hung parliament, which struck fresh fears into the euro zone. In late March, resolution came to the Cyprus banking crisis – although the deal restricted Cyprus’s financial industry and limited its status as an offshore tax haven. China sent mixed economic signals in the first part of 2013, but April reports were clear the country was in a slowdown. Also in April, the Bank of Japan announced plans to double the country’s monetary base over the next two years through its own bond-buying program in an effort to boost its economy. The announcement accelerated the already rallying Japanese stock market, which continued to advance well into May – but declined along with U.S. stocks in the wake of Fed chairman Bernanke’s comments about the possible end of QE. In June, consumer sentiment in the euro zone improved, despite the region’s continued recession, and the European Central Bank reaffirmed its commitment to stimulative monetary policy. Following a precipitous fall in late May into mid-June, Japanese stocks rallied on encouraging signs attributable to the country’s economic reforms, and China’s woes increased.

The major stock indexes in the U.S. advanced for the six months ended June 30, 2013, outperforming most international competitors. The Russell 2000® Index, a benchmark of small-cap stocks, led the gainers with a 15.86% advance, while the Dow, a measure of blue-chip domestic stock performance, gained 15.20%. The S&P 500® Index, a measure of large-cap stock performance, also turned in a double-digit advance of 13.82%. The NASDAQ Composite® Index, an indicator of technology stock performance, returned 12.71% for the six months. In international equities, the MSCI EAFE® Index, a benchmark measuring foreign developed-market stocks, posted a 4.10% gain; while the MSCI® Emerging Markets Index, a benchmark of emerging stock markets, lost 9.57%. Fixed-income investments in the U.S. significantly lagged equity counterparts during the period, with the Barclays U.S. Aggregate Bond Index losing 2.44% during the period.*

Keeping it in perspective

The economic and market events that characterized the first six months of 2013 offer an excellent reminder that investing environments can be unpredictable and that it is important for investors to maintain perspective. We believe it is unwise for investors to use short-term performance to justify major deviations from their long-term plan. In the end, we believe you may be more successful if you focus on maintaining a solid, systematic individual investment plan that reflects your long-term objectives, risk tolerance, and the amount of time you have to invest.**

Thank you for your continued confidence in MassMutual. We are committed to help you plan for a more financially secure future by giving you the information you need to make the choices that are appropriate for you, regardless of current market conditions. If you work with a financial professional and have not met with him or her recently, you may wish to consider scheduling some time to review your retirement investment strategy in order to assess whether or not your current investments are compatible with your long-term financial goals.

Sincerely,

Richard J. Byrne

President

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

**	Systematic investing does not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 7/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund II – Portfolio Summaries (Unaudited)

What is the investment approach of MML China Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital growth of assets by investing, under normal circumstances, at least 80% of its net assets in securities of companies located in China. A company generally is considered to be located in China if it is tied economically to China, as determined by the Fund’s subadviser. The Fund’s subadviser is Baring International Investment Limited (Baring).

MML China Fund Largest Holdings (% of Net Assets) on 6/30/13

Industrial & Commercial Bank of China	7.8%
Tencent Holdings Ltd.	5.2%
CNOOC Ltd.	4.1%
China Construction Bank Corp. Class H	3.8%
China Pacific Insurance Group Co. Ltd. Class H	3.2%
China Mobile Ltd.	3.0%
PetroChina Co. Ltd. Class H	2.6%
Hengan International Group Co. Ltd.	2.3%
China Resources Land Ltd.	2.2%
Ping An Insurance Group Co. of China Ltd. Class H	2.2%

36.4%

MML China Fund Sector Table (% of Net Assets) on 6/30/13

Financial	33.7%
Industrial	19.5%
Energy	13.9%
Communications	10.6%
Consumer, Cyclical	7.4%
Consumer, Non-cyclical	6.9%
Technology	3.1%
Basic Materials	2.0%
Mutual Funds	1.5%
Utilities	1.3%

Total Long-Term Investments	99.9%
Other Assets and Liabilities	0.1%

Net Assets	100.0%

MML China Fund Country Weightings (% of Net Assets) on 6/30/13

China	44.3%
Cayman Islands	30.0%
Hong Kong	15.1%
Bermuda	6.4%
United States	1.5%
British Virgin Islands	1.5%
Luxembourg	1.1%

Total Long-Term Investments	99.9%
Other Assets and Liabilities	0.1%

Net Assets	100.0%

3

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by Standard & Poor’s (using the lower rating) or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML High Yield Fund Portfolio Characteristics (% of Net Assets) on 6/30/13

Corporate Debt	89.4%
Bank Loans	4.6%

Total Long-Term Investments	94.0%
Short-Term Investments and Other Assets and Liabilities	6.0%

Net Assets	100.0%

4

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 6/30/13

U.S. Treasury Obligations	98.6%
Non-U.S. Government Agency Obligations	34.2%
Corporate Debt	2.0%
U.S. Government Agency Obligations and Instrumentalities	0.6%
Municipal Obligations	0.3%

Total Long-Term Investments	135.7%
Short-Term Investments and Other Assets and Liabilities	(35.7)%

Net Assets	100.0%

5

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 6/30/13

Corporate Debt	38.5%
Non-U.S. Government Agency Obligations	18.5%
U.S. Treasury Obligations	6.1%
U.S. Government Agency Obligations and Instrumentalities	4.8%
Municipal Obligations	0.5%

Total Long-Term Investments	68.4%
Short-Term Investments and Other Assets and Liabilities	31.6%

Net Assets	100.0%

6

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Small Cap Equity Fund (formerly known as MML Small/Mid Cap Equity Fund), and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. Effective April 29, 2013, the name of the Fund changed from MML Small/Mid Cap Equity Fund to MML Small Cap Equity Fund and the Fund’s investment strategy changed from investing primarily in small- and mid-capitalization U.S. companies to investing primarily in small-capitalization U.S. companies. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

MML Small Cap Equity Fund Largest Holdings (% of Net Assets) on 6/30/13

Dana Holding Corp.	2.4%
Home Loan Servicing Solutions Ltd.	2.1%
LaSalle Hotel Properties	2.1%
Financial Engines, Inc.	2.0%
EPL Oil & Gas, Inc.	2.0%
Robert Half International, Inc.	2.0%
Hatteras Financial Corp.	1.9%
Nu Skin Enterprises, Inc. Class A	1.8%
KAR Auction Services, Inc.	1.8%
HealthSouth Corp.	1.7%

19.8%

MML Small Cap Equity Fund Sector Table (% of Net Assets) on 6/30/13

Financial	25.7%
Consumer, Non-cyclical	21.0%
Industrial	14.5%
Consumer, Cyclical	13.7%
Technology	8.2%
Basic Materials	7.2%
Energy	4.7%
Mutual Funds	4.5%
Communications	2.2%
Utilities	1.2%

Total Long-Term Investments	102.9%
Short-Term Investments and Other Assets and Liabilities	(2.9)%

Net Assets	100.0%

7

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in investments tied economically to emerging market countries. The Fund defines an emerging market country as one whose economy or markets are generally considered emerging or developing, and is not classified as a developed country according to the Morgan Stanley Capital International Barra Index. The Fund’s subadviser is Baring International Investment Limited (Baring).

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 6/30/13

Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	4.5%
Samsung Electronics Co., Ltd.	4.3%
CNOOC Ltd.	2.6%
Itau Unibanco Holding SA 3.310%	2.5%
Naspers Ltd.	2.3%
Mega Financial Holding Co. Ltd.	2.3%
NovaTek OAO GDR	2.3%
HDFC Bank Ltd. ADR (India)	2.2%
China Construction Bank Corp. Class H	2.2%
British American Tobacco PLC	2.1%

27.3%

MML Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 6/30/13

Financial	30.2%
Communications	13.1%
Technology	11.9%
Consumer, Non-cyclical	11.2%
Industrial	10.2%
Energy	9.3%
Consumer, Cyclical	3.4%
Basic Materials	3.0%
Diversified	2.0%
Utilities	1.1%

Total Long-Term Investments	95.4%
Short-Term Investments and Other Assets and Liabilities	4.6%

Net Assets	100.0%

MML Strategic Emerging Markets Fund Country Weightings (% of Net Assets) on 6/30/13

Republic of Korea	16.6%
China	10.4%
India	9.5%
Taiwan	9.5%
Brazil	9.4%
Russia	8.5%
South Africa	7.1%
Hong Kong	6.1%
Cayman Islands	3.6%
Mexico	3.3%
United Kingdom	2.1%
Poland	1.9%
Belgium	1.8%
Turkey	1.7%
Malaysia	1.5%
Bermuda	1.2%
Thailand	0.7%
Hungary	0.5%

Total Long-Term Investments	95.4%
Short-Term Investments and Other Assets and Liabilities	4.6%

Net Assets	100.0%

8

MML China Fund – Portfolio of Investments

June 30, 2013 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.4%

COMMON STOCK — 98.4%
Basic Materials — 2.0%
Forest Products & Paper — 2.0%
Nine Dragons Paper Holdings Ltd.	626,000	$403,314

Communications — 10.6%
Internet — 5.2%
Tencent Holdings Ltd.	26,100	1,027,203

Telecommunications — 5.4%
China Mobile Ltd.	57,000	593,860
China Telecom Corp. Ltd. Class H	428,000	203,012
China Unicom Ltd.	76,000	100,245
Foxconn International Holdings Ltd. (a)	313,000	169,954

		1,067,071

		2,094,274

Consumer, Cyclical — 7.4%
Airlines — 1.0%
Air China Ltd. Class H	266,000	189,985

Apparel — 1.7%
Shenzhou International Group Holdings Ltd.	117,000	335,546

Auto Manufacturers — 1.6%
Brilliance China Automotive Holdings Ltd. (a)	214,000	238,033
Geely Automobile Holdings Ltd.	175,000	75,337

		313,370

Automotive & Parts — 0.8%
Xinchen China Power Holdings Ltd. (b) (a)	447,000	148,412

Home Furnishing — 1.4%
Haier Electronics Group Co. Ltd.	179,000	285,496

Retail — 0.9%
Golden Eagle Retail Group Ltd.	136,000	180,692

		1,453,501

Consumer, Non-cyclical — 6.9%
Foods — 1.7%
China Mengniu Dairy Co. Ltd.	95,000	339,135

Health Care – Products — 3.2%
Hengan International Group Co. Ltd.	43,000	464,763
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	156,000	169,738

		634,501

Pharmaceuticals — 0.9%
Tong Ren Tang Technologies Co. Ltd.	57,000	173,357

	Number of Shares	Value
Textiles — 1.1%
Samsonite International SA	92,700	$223,238

		1,370,231

Energy — 13.9%
Coal — 1.2%
China Shenhua Energy Co. Ltd. Class H	97,500	245,017

Energy – Alternate Sources — 1.0%
GCL-Poly Energy Holdings Ltd.	886,000	190,043

Oil & Gas — 8.4%
China Petroleum & Chemical Corp. Class H	342,000	238,915
CNOOC Ltd.	480,000	806,318
Kunlun Energy Co. Ltd	56,000	98,812
PetroChina Co. Ltd. Class H	474,000	515,284

		1,659,329

Oil & Gas Services — 3.3%
China Oilfield Services Ltd.	158,000	306,387
CIMC Enric Holdings Ltd.	226,000	349,421

		655,808

		2,750,197

Financial — 33.7%
Banks — 16.6%
Agricultural Bank of China Ltd.	902,000	368,987
Bank of China Ltd. Class H	952,000	388,621
China Construction Bank Corp. Class H	1,056,260	741,941
China Minsheng Banking Corp. Ltd. Class H	249,000	241,037
Industrial & Commercial Bank of China	2,469,545	1,543,459

		3,284,045

Diversified Financial — 3.8%
CITIC Securities Co. Ltd.	187,000	329,540
Haitong Securities Co. Ltd. (a)	356,800	430,464

		760,004

Insurance — 5.4%
China Pacific Insurance Group Co. Ltd. Class H	197,370	624,909
Ping An Insurance Group Co. of China Ltd. Class H	65,500	436,300

		1,061,209

Real Estate — 7.9%
China Resources Land Ltd.	164,000	444,642
Country Garden Holdings Co. Ltd.	492,000	252,397
Kaisa Group Holdings Ltd. (a)	617,000	137,724
Longfor Properties Co. Ltd.	62,000	91,709
Shenzhen Investment Ltd.	552,000	208,141

The accompanying notes are an integral part of the financial statements.

9

MML China Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Shimao Property Holdings Ltd.	219,500	$431,802

		1,566,415

		6,671,673

Industrial — 19.5%
Building Materials — 2.0%
Anhui Conch Cement Co. Ltd. Class H	148,000	395,989

Electrical Components & Equipment — 2.6%
Guodian Technology & Environment Group Co. Ltd.	971,000	296,191
Zhuzhou CSR Times Electric Co. Ltd. Class H	91,000	228,218

		524,409

Electronics — 2.1%
AAC Technologies Holdings, Inc.	73,000	408,757

Engineering & Construction — 4.6%
China Railway Construction Corp. Ltd.	415,500	359,290
China Railway Group Ltd.	329,000	151,190
China State Construction International Holdings Ltd.	256,000	397,501

		907,981

Environmental Controls — 1.2%
Beijing Enterprises Water Group Ltd.	690,000	246,384

Hand & Machine Tools — 1.6%
Techtronic Industries Co.	130,500	311,409

Machinery – Construction & Mining — 0.9%
Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	239,600	171,074

Machinery – Diversified — 1.5%
Hollysys Automation Technologies Ltd. (a) (c)	24,016	298,039

Manufacturing — 0.7%
Sunny Optical Technology Group Co. Ltd.	114,000	136,350

Metal Fabricate & Hardware — 0.6%
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.	425,000	120,021

Real Estate — 1.7%
China Everbright International Ltd.	438,000	338,026

		3,858,439

Technology — 3.1%
Computers — 2.0%
Lenovo Group Ltd.	430,000	388,281

	Number of Shares	Value
Semiconductors — 1.1%
Spreadtrum Communications, Inc. Sponsored ADR (Cayman Islands) (c)	8,577	$225,146

		613,427

Utilities — 1.3%
Electric — 1.3%
Huaneng Power International, Inc.	250,000	246,922

TOTAL COMMON STOCK (Cost $19,435,532)		19,461,978

TOTAL EQUITIES (Cost $19,435,532)		19,461,978

MUTUAL FUNDS — 1.5%
Diversified Financial — 1.5%
State Street Navigator Securities Lending Prime Portfolio (d)	298,856	298,856

TOTAL MUTUAL FUNDS (Cost $298,856)		298,856

TOTAL LONG-TERM INVESTMENTS (Cost $19,734,388)		19,760,834

TOTAL INVESTMENTS — 99.9% (Cost $19,734,388) (e)		19,760,834

Other Assets/(Liabilities) — 0.1%		21,649

NET ASSETS — 100.0%		$19,782,483

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2013, these securities amounted to a value of $148,412 or 0.75% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2013, was $290,845. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	Represents investment of security lending collateral. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

10

MML High Yield Fund – Portfolio of Investments

June 30, 2013 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 94.0%

BANK LOANS — 4.6%
Chemicals — 1.6%
Jimmy Sanders, Inc., 2nd Lien Term Loan 11.500% 5/13/19	$1,828,203	$1,864,768

Electronics — 1.4%
Kronos, Inc., 2nd Lien Term Loan 9.750% 4/30/20	618,494	633,956
Wall Street Systems, Inc., New 2nd Lien Term Loan 9.250% 4/24/20	937,232	940,747

		1,574,703

Household Products & Wares — 0.3%
Quality Home Brands Holdings, LLC, Cash Pay Term Loan 10.000% 6/30/14	201,760	179,062
Quality Home Brands Holdings, LLC, PIK Term Loan 11.750% 6/30/14	227,421	201,836

		380,898

Machinery – Diversified — 0.9%
Intelligrated, Inc., 2nd Lien Term Loan 10.500% 12/31/19	640,545	643,748
Total Safety U.S. Inc., 2nd Lien Term Loan 9.250% 8/21/20	436,588	440,954

		1,084,702

Retail — 0.4%
BJ’s Wholesale Club, Inc., 2nd Lien Term Loan 9.750% 3/26/20	500,000	508,750

TOTAL BANK LOANS (Cost $5,295,701)		5,413,821

CORPORATE DEBT — 89.4%
Aerospace & Defense — 3.2%
AAR Corp. 7.250% 1/15/22	800,000	858,000
AAR Corp. (a) 7.250% 1/15/22	860,000	922,350
DAE Aviation Holdings, Inc. (a) 11.250% 8/01/15	692,000	693,730
Ducommun, Inc. 9.750% 7/15/18	1,170,000	1,278,225

		3,752,305

	Principal Amount	Value
Agriculture — 0.3%
American Rock Salt Co. LLC/American Rock Capital Corp. (a) 8.250% 5/01/18	$395,000	$375,250

Apparel — 2.2%
Perry Ellis International, Inc. 7.875% 4/01/19	2,500,000	2,631,250

Automotive & Parts — 4.4%
Accuride Corp. 9.500% 8/01/18	1,545,000	1,572,038
Cooper Tire & Rubber Co. 8.000% 12/15/19	285,000	297,825
Cooper-Standard Automotive, Inc. 8.500% 5/01/18	500,000	530,000
Cooper-Standard Holding, Inc. (a) 7.375% 4/01/18	940,000	932,950
Meritor, Inc., Convertible (a) 7.875% 3/01/26	469,000	570,128
Titan International, Inc. 7.875% 10/01/17	325,000	341,250
Tomkins LLC/Tomkins, Inc. 9.000% 10/01/18	195,000	212,550
UCI International, Inc. 8.625% 2/15/19	720,000	734,400

		5,191,141

Banks — 1.3%
Ally Financial, Inc. 8.000% 11/01/31	1,230,000	1,479,075

Building Materials — 2.5%
Builders FirstSource, Inc. (a) 7.625% 6/01/21	861,000	833,017
Cemex Finance LLC (a) 9.375% 10/12/22	750,000	817,500
Interline Brands, Inc. 10.000% 11/15/18	610,000	655,750
Roofing Supply Group LLC/Roofing Supply Finance, Inc. (a) 10.000% 6/01/20	615,000	665,738

		2,972,005

Chemicals — 3.6%
Axiall Corp. (a) 4.875% 5/15/23	435,000	413,250
Eagle Spinco, Inc. (a) 4.625% 2/15/21	575,000	552,000
Ineos Group Holdings SA (a) 6.125% 8/15/18	265,000	253,075
Omnova Solutions, Inc. 7.875% 11/01/18	1,215,000	1,263,600
Tronox Finance LLC (a) 6.375% 8/15/20	1,915,000	1,804,887

		4,286,812

The accompanying notes are an integral part of the financial statements.

11

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Coal — 0.3%
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (a) 7.375% 2/01/20	$385,000	$392,700

Commercial Services — 3.2%
Cenveo Corp. 8.875% 2/01/18	665,000	641,725
Rent-A-Center, Inc. (a) 4.750% 5/01/21	215,000	203,712
Rent-A-Center, Inc. 6.625% 11/15/20	330,000	345,675
RR Donnelley & Sons Co. 7.875% 3/15/21	1,230,000	1,254,600
StoneMor Partners LP/Cornerstone Family Services of WV (a) 7.875% 6/01/21	1,385,000	1,357,300

		3,803,012

Computers — 0.4%
NCR Corp. 5.000% 7/15/22	415,000	400,475

Cosmetics & Personal Care — 0.3%
First Quality Finance Co., Inc. (a) 4.625% 5/15/21	310,000	294,500

Distribution & Wholesale — 1.6%
HD Supply, Inc. 11.500% 7/15/20	1,185,000	1,374,600
HD Supply, Inc. 10.500% 1/15/21	200,000	207,000
LKQ Corp. (a) 4.750% 5/15/23	285,000	272,175

		1,853,775

Diversified Financial — 0.4%
General Motors Financial Co., Inc. (a) 4.250% 5/15/23	370,000	344,563
Patriot Merger Corp. (a) (b) 9.000% 7/15/21	170,000	166,175

		510,738

Electrical Components & Equipment — 0.8%
International Wire Group Holdings, Inc. (a) 8.500% 10/15/17	930,000	943,950

Electronics — 0.7%
Rexel SA (a) 5.250% 6/15/20	850,000	847,875

Engineering & Construction — 1.2%
Weekley Homes LLC/Weekley Finance Corp. (a) 6.000% 2/01/23	775,000	761,438
Zachry Holdings, Inc. (a) 7.500% 2/01/20	575,000	592,250

		1,353,688

	Principal Amount	Value
Entertainment — 0.2%
Vail Resorts, Inc. 6.500% 5/01/19	$230,000	$240,925

Environmental Controls — 0.4%
Clean Harbors, Inc. 5.125% 6/01/21	180,000	181,350
Clean Harbors, Inc. 5.250% 8/01/20	300,000	304,500

		485,850

Foods — 1.0%
B&G Foods, Inc. 4.625% 6/01/21	425,000	405,875
Chiquita Brands International, Inc., Convertible 4.250% 8/15/16	800,000	764,500

		1,170,375

Forest Products & Paper — 1.5%
Unifrax I LLC/Unifrax Holding Co. (a) 7.500% 2/15/19	780,000	795,600
Xerium Technologies, Inc. 8.875% 6/15/18	925,000	929,625

		1,725,225

Gas — 0.9%
LBC Tank Terminals Holding Netherlands BV (a) 6.875% 5/15/23	1,074,000	1,076,685

Hand & Machine Tools — 2.6%
BC Mountain LLC/BC Mountain Finance, Inc. (a) 7.000% 2/01/21	600,000	612,000
Mcron Finance Sub LLC/Mcron Finance Corp. (a) 8.375% 5/15/19	830,000	846,600
Milacron LLC/Mcron Finance Corp. (a) 7.750% 2/15/21	700,000	698,250
Victor Technologies Group, Inc. 9.000% 12/15/17	875,000	942,812

		3,099,662

Health Care – Products — 1.5%
Alere, Inc. (a) 6.500% 6/15/20	1,485,000	1,440,450
Teleflex, Inc. 6.875% 6/01/19	280,000	295,400

		1,735,850

Health Care – Services — 0.6%
HEALTHSOUTH Corp. 5.750% 11/01/24	720,000	700,200

Home Builders — 4.1%
Brookfield Residential Properties, Inc. (a) 6.125% 7/01/22	385,000	377,781

The accompanying notes are an integral part of the financial statements.

12

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Brookfield Residential Properties, Inc. (a) 6.500% 12/15/20	$1,255,000	$1,264,413
K Hovnanian Enterprises, Inc. (a) 9.125% 11/15/20	570,000	624,150
William Lyon Homes, Inc. (a) 8.500% 11/15/20	2,390,000	2,599,125

		4,865,469

Insurance — 0.7%
CNO Financial Group, Inc. (a) 6.375% 10/01/20	810,000	860,625

Internet — 1.1%
Equinix, Inc. 4.875% 4/01/20	885,000	867,300
VeriSign, Inc. (a) 4.625% 5/01/23	480,000	465,600

		1,332,900

Leisure Time — 3.4%
Brunswick Corp. (a) 4.625% 5/15/21	495,000	482,625
Brunswick Corp. 7.375% 9/01/23	285,000	297,825
Brunswick Corp. 7.125% 8/01/27	2,245,000	2,334,800
Carlson Wagonlit BV (a) 6.875% 6/15/19	920,000	929,200

		4,044,450

Lodging — 1.5%
MCE Finance Ltd. (a) 5.000% 2/15/21	630,000	590,625
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375% 3/15/22	1,125,000	1,136,250

		1,726,875

Machinery – Diversified — 1.3%
Welltec A/S (a) 8.000% 2/01/19	1,412,000	1,468,480

Manufacturing — 2.3%
Griffon Corp. 7.125% 4/01/18	870,000	911,325
JB Poindexter & Co., Inc. (a) 9.000% 4/01/22	1,760,000	1,848,000

		2,759,325

Media — 4.0%
Cogeco Cable, Inc. (a) 4.875% 5/01/20	710,000	690,475
Entercom Radio LLC 10.500% 12/01/19	1,000,000	1,122,500
Harron Communications LP/Harron Finance Corp. (a) 9.125% 4/01/20	795,000	858,600

	Principal Amount	Value
Nara Cable Funding Ltd. (a) 8.875% 12/01/18	$1,165,000	$1,211,600
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (a) 5.500% 1/15/23	925,000	874,125

		4,757,300

Metal Fabricate & Hardware — 0.4%
Mueller Water Products, Inc. 7.375% 6/01/17	500,000	512,500

Mining — 2.4%
Coeur Mining, Inc. (a) 7.875% 2/01/21	620,000	610,700
FMG Resources Property Ltd. (a) 7.000% 11/01/15	445,000	449,450
Hecla Mining Co. (a) 6.875% 5/01/21	1,225,000	1,136,188
Kaiser Aluminum Corp. 8.250% 6/01/20	570,000	631,275

		2,827,613

Oil & Gas — 15.9%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. 9.625% 10/15/18	2,312,000	2,398,700
Aurora USA Oil & Gas, Inc. (a) 9.875% 2/15/17	335,000	348,400
Chesapeake Energy Corp. 5.375% 6/15/21	1,140,000	1,134,300
Chesapeake Energy Corp. 5.750% 3/15/23	660,000	668,250
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc. (a) 6.625% 11/15/19	1,380,000	1,366,200
Continental Resources, Inc. (a) 4.500% 4/15/23	395,000	384,137
CVR Refining LLC/Coffeyville Finance, Inc. (a) 6.500% 11/01/22	1,265,000	1,239,700
Halcon Resources Corp. 8.875% 5/15/21	590,000	572,300
Halcon Resources Corp. 9.750% 7/15/20	1,200,000	1,197,000
Hilcorp Energy I LP/Hilcorp Finance Co. (a) 7.625% 4/15/21	440,000	466,400
Magnum Hunter Resources Corp. (a) 9.750% 5/15/20	930,000	943,950
Magnum Hunter Resources Corp. (a) 9.750% 5/15/20	530,000	537,950
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC (a) 9.250% 6/01/21	840,000	789,600

The accompanying notes are an integral part of the financial statements.

13

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC (a) 10.750% 10/01/20	$925,000	$929,625
Northern Tier Energy LLC/Northern Tier Finance Corp. (a) 7.125% 11/15/20	1,270,000	1,282,700
Quicksilver Resources, Inc. 7.125% 4/01/16	545,000	479,600
Resolute Energy Corp. 8.500% 5/01/20	820,000	834,350
SM Energy Co. 6.500% 1/01/23	700,000	735,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (a) 7.500% 7/01/21	640,000	649,600
Unit Corp. 6.625% 5/15/21	535,000	545,700
Venoco, Inc. 8.875% 2/15/19	1,235,000	1,204,125

		18,707,587

Packaging & Containers — 1.3%
Sealed Air Corp. (a) 6.875% 7/15/33	1,580,000	1,501,000

Pharmaceuticals — 0.8%
VPII Escrow Corp. (a) (b) 7.500% 7/15/21	945,000	978,075

Retail — 3.0%
Claire’s Stores, Inc. (a) 7.750% 6/01/20	345,000	333,787
CST Brands, Inc. (a) 5.000% 5/01/23	460,000	448,500
Landry’s, Inc. (a) 9.375% 5/01/20	930,000	981,150
The Pantry, Inc. 8.375% 8/01/20	640,000	687,200
Petco Holdings, Inc. (a) 8.500% 10/15/17	605,000	617,100
Sonic Automotive, Inc. (a) 5.000% 5/15/23	415,000	402,550

		3,470,287

Savings & Loans — 0.0%
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. (c) 9.750% 4/01/17	750,000	75

Semiconductors — 0.8%
NXP BV/NXP Funding LLC (a) 5.750% 3/15/23	960,000	967,200

Software — 1.3%
Audatex North America, Inc. (a) 6.000% 6/15/21	600,000	598,500

	Principal Amount	Value
First Data Corp. (a) 11.750% 8/15/21	$650,000	$585,000
Nuance Communications, Inc. (a) 5.375% 8/15/20	405,000	395,888

		1,579,388

Storage & Warehousing — 1.3%
Niska Gas Storage US LLC/Niska Gas Storage Canada LLC 8.875% 3/15/18	1,425,000	1,478,438

Telecommunications — 4.3%
CommScope Holding Co., Inc. (a) 6.625% 6/01/20	905,000	864,275
DigitalGlobe, Inc. (a) 5.250% 2/01/21	600,000	576,000
Frontier Communications Corp. 7.625% 4/15/24	325,000	325,813
Frontier Communications Corp. 9.250% 7/01/21	855,000	976,837
Lynx II Corp. (a) 6.375% 4/15/23	745,000	750,587
Sprint Capital Corp. 6.900% 5/01/19	450,000	468,000
Wind Acquisition Finance SA (a) 6.500% 4/30/20	850,000	843,625
Windstream Corp. 7.500% 6/01/22	280,000	285,600

		5,090,737

Transportation — 4.4%
CHC Helicopter SA 9.250% 10/15/20	945,000	968,625
CHC Helicopter SA (a) 9.375% 6/01/21	1,100,000	1,089,000
The Kenan Advantage Group, Inc. (a) 8.375% 12/15/18	1,420,000	1,476,800
Quality Distribution LLC/QD Capital Corp. 9.875% 11/01/18	905,000	984,187
Watco Cos. LLC/Watco Finance Corp. (a) 6.375% 4/01/23	721,000	717,395

		5,236,007

TOTAL CORPORATE DEBT (Cost $104,313,046)		105,487,654

TOTAL BONDS & NOTES (Cost $109,608,747)		110,901,475

TOTAL LONG-TERM INVESTMENTS (Cost $109,608,747)		110,901,475

The accompanying notes are an integral part of the financial statements.

14

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.3%
Time Deposits — 2.3%
Euro Time Deposit 0.010% 7/01/13	$2,743,618	$2,743,618

TOTAL SHORT-TERM INVESTMENTS (Cost $2,743,618)		2,743,618

TOTAL INVESTMENTS — 96.3% (Cost $112,352,365) (d)		113,645,093

Other Assets/(Liabilities) — 3.7%		4,410,176

NET ASSETS — 100.0%		$118,055,269

Notes to Portfolio of Investments

(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, these securities amounted to a value of $60,886,554 or 51.57% of net assets.
(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At June 30, 2013, these securities amounted to a value of $75 or 0.00% of net assets.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

15

MML Inflation-Protected and Income Fund – Portfolio of Investments

June 30, 2013 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 135.7%

CORPORATE DEBT — 2.0%
Banks — 0.4%
Associated Banc-Corp. 1.875% 3/12/14	$1,050,000	$1,051,848
First Horizon National Corp. 5.375% 12/15/15	390,000	421,390

		1,473,238

Computers — 0.2%
Hewlett-Packard Co. 2.650% 6/01/16	800,000	815,440

Diversified Financial — 0.3%
Ford Motor Credit Co. LLC 12.000% 5/15/15	800,000	943,342

Insurance — 0.6%
Pacific Life Global Funding VRN (a) 3.654% 2/06/16	2,000,000	1,993,160

Oil & Gas — 0.2%
Transocean, Inc. 4.950% 11/15/15	825,000	884,887

Real Estate Investment Trusts (REITS) — 0.3%
DDR Corp 9.625% 3/15/16	950,000	1,131,258

TOTAL CORPORATE DEBT (Cost $7,248,674)		7,241,325

MUNICIPAL OBLIGATIONS — 0.3%
Educational Funding of the South, Inc. FRN 0.574% 3/01/16	428,597	428,512
Louisiana State Public Facilities Authority FRN 1.201% 4/26/27	450,000	451,539
North Carolina State Education Assistance Authority Student Loan Revenue Bonds FRN 0.725% 1/25/21	161,381	161,510

		1,041,561

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,039,490)		1,041,561

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 34.2%
Automobile ABS — 8.9%
American Credit Acceptance Receivables Trust, Series 2012-3, Class A (a) 1.640% 11/15/16	472,977	473,608

	Principal Amount	Value
American Credit Acceptance Receivables Trust, Series 2012-2, Class A (a) 1.890% 7/15/16	$1,361,996	$1,365,803
AmeriCredit Automobile Receivables Trust, Series 2012-2, Class A2 0.760% 10/08/15	533,953	533,658
ARI Fleet Lease Trust, Series 2013-A, Class A2 (a) 0.700% 12/15/15	315,000	314,996
ARI Fleet Lease Trust, Series 2012-A, Class A FRN (a) 0.743% 3/15/20	418,874	420,161
California Republic Auto Receivables Trust, Series 2012-1, Class A (a) 1.180% 8/15/17	386,048	386,632
California Republic Auto Receivables Trust, Series 2013-1, Class A2 (a) 1.410% 9/17/18	1,475,000	1,473,216
CarNow Auto Receivables Trust, Series 2013-1A, Class A (a) 1.160% 10/16/17	525,000	524,843
CarNow Auto Receivables Trust, Series 2012-1, Class A (a) 2.090% 1/15/15	38,833	38,858
CFC LLC, Series 2013-1A, Class A (a) 1.650% 7/17/17	347,536	346,704
Chesapeake Funding LLC, Series 2012-2A, Class A FRN (a) 0.643% 5/07/24	915,000	916,041
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (a) 0.943% 11/07/23	872,283	876,375
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (a) 1.943% 9/15/21	978,943	984,016
CPS Auto Trust, Series 2012-D, Class A (a) 1.480% 3/16/20	635,269	632,228
CPS Auto Trust, Series 2012-C, Class A (a) 1.820% 12/16/19	712,384	715,707
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	1,410,000	1,402,264
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	744,141	763,595
Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A (a) 1.520% 3/16/20	1,060,000	1,064,414
Credit Acceptance Auto Loan Trust, Series 2011-1, Class A (a) 2.610% 3/15/19	1,370,000	1,384,266
DT Auto Owner Trust, Series 2013-1A, Class A (a) 0.750% 5/16/16	645,000	644,089

The accompanying notes are an integral part of the financial statements.

16

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Enterprise Fleet Financing LLC, Series 2012-2, Class A2 (a) 0.720% 4/20/18	$600,000	$600,554
Enterprise Fleet Financing LLC, Series 2011-2, Class A2 (a) 1.430% 10/20/16	102,837	103,053
Enterprise Fleet Financing LLC, Series 2011-3, Class A2 (a) 1.620% 5/20/17	264,215	265,729
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (a) 1.290% 10/16/17	451,926	450,158
Exeter Automobile Receivables Trust, Series 2012-2A, Class A (a) 1.300% 6/15/17	1,167,399	1,171,868
Exeter Automobile Receivables Trust, Series 2012-1A, Class A (a) 2.020% 8/15/16	1,911,844	1,916,230
First Investors Auto Owner Trust, Series 2013-1A, Class A2 (a) 0.900% 10/15/18	706,328	705,239
First Investors Auto Owner Trust, Series 2013-2A, Class A2 (a) 1.230% 3/15/19	923,000	919,100
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (a) 1.960% 11/15/17	666,218	671,019
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	67,632	67,889
Navistar Financial Owner Trust, Series 2012-A, Class A3 (a) 1.190% 1/18/19	1,275,000	1,280,197
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (a) 1.230% 12/15/15	658,626	659,672
Rental Car Finance Corp., Series 2011-1A, Class A1 (a) 2.510% 2/25/16	300,000	306,259
Santander Consumer Acquired Receivables Trust, Series 2011-S1A, Class B (a) 1.660% 8/15/16	1,355,489	1,360,641
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class B (a) 2.320% 4/15/15	1,150,000	1,152,981
Santander Drive Auto Receivables Trust, Series 2012-4, Class A2 0.790% 8/17/15	472,887	473,738
Santander Drive Auto Receivables Trust, Series 2010-3, Class B 2.050% 5/15/15	935,348	936,902

	Principal Amount	Value
Santander Drive Auto Receivables Trust, Series 2011-S2A, Class B (a) 2.060% 6/15/17	$712,330	$714,509
Santander Drive Auto Receivables Trust, Series 2010-2, Class B 2.240% 12/15/14	1,273,811	1,276,247
SNAAC Auto Receivables Trust, Series 2012-1A, Class A (a) 1.780% 6/15/16	168,408	168,219
Tidewater Auto Receivables Trust, Series 2012-AA, Class A2 (a) 1.210% 8/15/15	318,532	318,691
United Auto Credit Securitization Trust, Series 2013-1, Class A2 (a) 0.950% 9/15/15	690,000	689,619
Westlake Automobile Receivables Trust, Series 2012-1A, Class A2 (a) 1.030% 3/15/16	570,025	569,177
Westlake Automobile Receivables Trust, Series 2011-1A, Class B (a) 2.600% 10/15/14	320,000	320,793

		32,359,958

Commercial MBS — 1.4%
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class AAB VRN 5.766% 4/12/38	805,053	820,938
GE Capital Commercial Mortgage Corp., Series 2005-C2, Class AAB 4.866% 5/10/43	223,339	223,297
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	3,577,938	3,538,581
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	478,646	478,934

		5,061,750

Home Equity ABS — 2.7%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.463% 8/25/35	287,732	281,752
ACE Securities Corp., Series 2005-HE2, Class M2 FRN 0.868% 4/25/35	214,160	212,869
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C FRN 0.553% 7/25/35	126,328	124,549
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.563% 11/25/34	192,762	187,680
Bayview Financial Acquisition Trust, Series 2004-D, Class A FRN 0.780% 8/28/44	43,175	42,811

The accompanying notes are an integral part of the financial statements.

17

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE4, Class M1 FRN 0.838% 4/25/35	$23,596	$23,523
Countrywide Asset-Backed Certificates, Series 2005-BC5, Class 3A3 FRN 0.563% 1/25/36	711,954	689,830
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.653% 9/25/34	83,564	82,769
Countrywide Asset-Backed Certificates, Series 2005-BC4, Class M2 FRN 0.663% 8/25/35	567,317	554,136
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (a) 0.483% 7/25/36	974,890	958,650
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF3, Class M1 FRN 0.593% 4/25/35	17,331	17,308
First Frankin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.613% 5/25/36	640,000	602,201
First Frankin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.623% 5/25/35	554,444	535,678
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.373% 7/25/36	127,118	125,791
Home Equity Asset Trust, Series 2005-5, Class 2A3 FRN 0.603% 11/25/35	298,990	296,934
Home Equity Asset Trust, Series 2005-4, Class M2 FRN 0.633% 10/25/35	365,490	358,623
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.973% 12/25/32	437,306	418,403
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 1.018% 6/25/35	799,547	754,163
Mastr Asset Backed Securities Trust, Series 2005-WMC1, Class M2 FRN 0.868% 3/25/35	486,135	479,170
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.930% 6/28/35	608,246	587,839
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.138% 4/25/35	1,300,209	1,274,820

	Principal Amount	Value
New Century Home Equity Loan Trust, Series 2005-2, Class A2C FRN 0.493% 6/25/35	$164,844	$164,276
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.663% 5/25/35	220,622	216,126
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.573% 8/25/35	449,153	432,144
Quest Trust, Series 2005-X1, Class M1 FRN (a) 0.693% 3/25/35	73,265	72,659
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.383% 3/25/36	190,204	186,643
Structured Asset Investment Loan Trust, Series 2005-HE1, Class A6 FRN 0.553% 7/25/35	332,692	334,074

		10,015,421

Other ABS — 8.7%
321 Henderson Receivables LLC, Series 2006-4A, Class A1 FRN (a) 0.393% 12/15/41	1,143,939	1,063,388
ARL First LLC, Series 2012-1A, Class A1 FRN (a) 1.943% 12/15/42	1,270,753	1,236,392
CIT Equipment Collateral, Series 2012-VT1, Class A2 (a) 0.850% 5/20/14	634,064	634,467
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.373% 8/18/21	1,842,556	1,797,974
Direct Capital Funding IV LLC, Series 2013-1, Class A (a) 1.673% 12/20/17	521,545	521,545
Drug Royalty II LP, Series 2012-1, Class A1 FRN (a) 4.277% 1/15/25	1,183,685	1,201,440
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2 (a) 0.850% 11/21/14	433,372	433,199
GE Seaco Finance SRL, Series 2004-1A, Class A FRN (a) 0.493% 4/17/19	1,500,000	1,490,892
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.393% 11/25/26	530,000	525,751
Great America Leasing Receivables, Series 2012-1, Class A2 (a) 0.950% 3/17/14	284,787	284,903
Hercules Capital Funding Trust, Series 2012-1A, Class A (a) 3.320% 12/16/17	976,479	980,751

The accompanying notes are an integral part of the financial statements.

18

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.444% 6/02/17	$475,000	$482,194
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T1, Class A1 (a) 0.898% 1/15/44	690,000	687,585
Leaf II Receivables Funding LLC, Series 2012-1, Class A2 (a) 0.810% 12/15/15	2,544,686	2,544,686
Macquarie Equipment Funding Trust, Series 2012-A, Class A2 (a) 0.610% 4/20/15	1,005,000	1,005,145
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A (a) 4.809% 7/20/31	445,932	463,757
Nations Equipment Finance Funding I LLC, Series 2013-1A, Class A (a) 1.697% 11/20/16	1,063,955	1,063,955
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	1,230,783	1,231,077
Oxford Finance Funding Trust, Series 2012-1A, Class A (a) 3.900% 3/15/17	1,485,734	1,498,734
PFS Financing Corp., Series 2013-AA, Class A FRN (a) 0.743% 2/15/18	2,400,000	2,400,065
PFS Financing Corp., Series 2012-BA, Class A FRN (a) 0.893% 10/17/16	900,000	900,082
PFS Financing Corp., Series 2012-AA, Class A FRN (a) 1.393% 2/15/16	625,000	626,005
Sierra Receivables Funding Co. LLC, Series 2007-2A, Class A2 FRN (a) 1.192% 9/20/19	793,794	792,629
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	329,555	335,830
Sierra Receivables Funding Co. LLC, Series 2011-2A, Class A (a) 3.260% 5/20/28	742,070	758,133
TAL Advantage LLC, Series 2006-1A FRN (a) 0.382% 4/20/21	481,667	474,106
Textainer Marine Containers Ltd., Series 2005-1A, Class A FRN (a) 0.440% 5/15/20	3,274,625	3,244,898
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.593% 10/15/15	396,000	400,739

	Principal Amount	Value
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.693% 7/15/41	$809,183	$825,396
Triton Container Finance LLC, Series 2006-1A FRN (a) 0.370% 11/26/21	879,792	861,236
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	1,042,231	1,047,656

		31,814,610

Student Loans ABS — 12.3%
Access Group, Inc., Series 2007-1, Class A2 FRN 0.306% 4/25/17	371,023	368,334
Access Group, Inc., Series 2005-1, Class A2 FRN 0.383% 3/23/20	519,709	517,497
Access Group, Inc., Series 2007-A, Class A2 FRN 0.403% 8/25/26	174,876	171,861
Access Group, Inc., Series 2005-2, Class A3 FRN 0.453% 11/22/24	402,975	396,975
Access Group, Inc., Series 2003-1, Class A2 FRN 0.533% 12/27/16	927,205	925,682
Access Group, Inc., Series 2004-A, Class A2 FRN 0.536% 4/25/29	589,252	567,844
Brazos Higher Education Authority, Series 2005-1, Class 1A2 FRN 0.364% 12/26/18	261,490	261,286
Brazos Higher Education Authority, Series 2005-3, Class A14 FRN 0.383% 9/25/23	130,596	130,422
Brazos Higher Education Authority, Series 2004-I, Class A2 FRN 0.433% 6/27/22	1,462,638	1,459,859
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.693% 1/25/47	1,175,000	1,010,500
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A2 FRN 0.366% 12/28/21	449,046	447,827
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A2 FRN 0.376% 12/28/21	126,585	126,417
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3 FRN 0.486% 9/28/26	1,270,816	1,262,086

The accompanying notes are an integral part of the financial statements.

19

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.433% 12/15/22	$1,517,439	$1,512,019
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.693% 6/15/43	400,000	390,440
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.694% 6/15/43	1,300,000	1,291,875
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.950% 6/15/43	250,000	223,061
Education Loan Asset-Backed Trust I, Series 2012-1, Class A1 FRN 0.643% 6/25/22	1,178,011	1,173,636
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (a) 0.343% 5/25/23	376,533	374,135
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.373% 8/25/25	1,441,404	1,431,789
GCO Education Loan Funding Trust, Series 2007-1, Class A7AR FRN (a) 1.490% 11/26/46	425,000	394,295
Higher Education Funding HEF, Series 2005-1, Class A2 FRN 0.373% 2/25/24	301,022	300,915
Higher Education Funding I, Series 2004-1, Class A15 FRN (a) 1.680% 1/01/44	425,000	392,680
Higher Education Funding I, Series 2004-1, Class A13 FRN (a) 1.698% 1/01/44	300,000	267,538
Keycorp Student Loan Trust, Series 2003-A, Class 1A2 FRN 0.536% 10/25/32	4,779,161	4,744,790
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.576% 10/28/41	2,806,521	2,759,748
Montana Higher Education Student Assistance Corp., Series 2012-1, Class A1 FRN 0.792% 9/20/22	313,992	314,327
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.303% 3/25/26	2,421,623	2,417,569
National Collegiate Student Loan Trust, Series 2005-2, Class A3 FRN 0.383% 2/25/28	216,354	211,866
National Collegiate Student Loan Trust, Series 2004-2, Class A3 FRN 0.403% 4/26/27	228,334	227,192

	Principal Amount	Value
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.993% 4/25/46	$271,204	$273,340
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.376% 10/28/26	378,004	376,223
Northstar Education Finance, Inc., Series 2004-2 FRN 0.396% 4/28/16	315,333	314,958
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.483% 5/28/26	1,095,862	1,090,440
Pennsylvania Higher Education Assistance Agency, Series 2005-1, Class A2 FRN 0.356% 1/25/18	491,995	490,940
Pennsylvania Higher Education Assistance Agency FRN 0.876% 4/25/19	780,171	780,967
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.397% 1/15/19	1,165,354	1,162,265
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.447% 7/15/36	1,610,000	1,566,484
SLM Student Loan Trust, Series 2005-1, Class A2 FRN 0.356% 4/27/20	75,608	75,157
SLM Student Loan Trust, Series 2006-B, Class A3 FRN 0.413% 12/15/22	248,851	248,209
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 0.450% 12/15/16	1,950,000	1,950,000
SLM Student Loan Trust, Series 2002-6, Class A4L FRN 0.453% 3/15/19	422,600	422,651
SLM Student Loan Trust, Series 2003-6, Class A4 FRN 0.473% 12/17/18	39,115	39,078
SLM Student Loan Trust, Series 2007-7, Class A2 FRN 0.476% 1/25/16	104,693	104,484
SLM Student Loan Trust, Series 2003-3, Class A4 FRN 0.493% 12/15/17	157,100	156,769
SLM Student Loan Trust, Series 2007-6, Class A2 FRN 0.526% 1/25/19	102,465	102,238
SLM Student Loan Trust, Series 2008-7, Class A2 FRN 0.776% 10/25/17	273,721	274,027

The accompanying notes are an integral part of the financial statements.

20

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-10A, Class A1B FRN (a) 0.850% 12/15/16	$150,000	$150,000
SLM Student Loan Trust, Series 2003-11, Class B FRN 0.923% 12/15/38	868,545	772,617
SLM Student Loan Trust, Series 2012-E, Class A1 FRN (a) 0.943% 10/16/23	521,786	521,977
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (a) 1.293% 12/15/21	415,614	417,788
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (a) 1.293% 8/15/23	493,617	496,438
SLM Student Loan Trust, Series 2008-4, Class A2 FRN 1.326% 7/25/16	87,364	88,110
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (a) 1.593% 8/15/25	464,811	469,651
SLM Student Loan Trust, Series 2003-10A, Class A1E FRN (a) 1.643% 12/15/16	175,000	175,000
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 1.660% 9/15/28	750,000	750,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 1.681% 12/15/16	200,000	200,000
SLM Student Loan Trust, Series 2003-10A, Class A1C FRN (a) 1.683% 12/15/16	225,000	225,000
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.684% 12/15/16	350,000	350,000
SLM Student Loan Trust, Series 2003-5, Class A9 FRN 1.690% 6/17/30	700,000	700,000
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (a) 1.843% 12/15/17	395,978	397,306
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.680% 6/17/30	550,000	550,000
SMS Student Loan Trust, Series 1998-A, Class A2 FRN 0.396% 7/28/26	372,831	368,445
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.466% 10/28/28	307,993	306,359

	Principal Amount	Value
South Carolina Student Loan Corp., Series 2006-1, Class A1 FRN 0.365% 12/02/19	$933,820	$927,638
South Carolina Student Loan Corp., Series 2010-1, Class A1 FRN 0.726% 1/25/21	282,677	282,752
US Education Loan Trust IV LLC, Series 2007-1A, Class 1A3 FRN (a) 0.675% 9/01/22	1,355,656	1,354,586

		45,006,362

WL Collateral CMO — 0.1%
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	350,669	353,846

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.443% 11/25/37	389,884	371,113

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $120,206,192)		124,983,060

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.6%
Pass-Through Securities — 0.6%
Federal Home Loan Mortgage Corp., Pool #1Q0239 FRN 2.423% 3/01/37	1,434,937	1,535,299
Government National Mortgage Association, Pool #82462 FRN 3.500% 1/20/40	506,578	531,642

		2,066,941

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $2,000,056)		2,066,941

U.S. TREASURY OBLIGATIONS — 98.6%
U.S. Treasury Bonds & Notes — 98.6%
U.S. Treasury Inflation Index (b) 0.125% 4/15/16	26,081,125	26,751,489
U.S. Treasury Inflation Index (b) (c) 0.125% 4/15/17	16,074,973	16,493,180
U.S. Treasury Inflation Index (b) 0.125% 4/15/18	9,859,192	10,113,372
U.S. Treasury Inflation Index (b) 0.125% 1/15/22	20,785,997	20,358,908

The accompanying notes are an integral part of the financial statements.

21

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index (b) 0.125% 7/15/22	$14,537,006	$14,208,790
U.S. Treasury Inflation Index (b) 0.125% 1/15/23	17,228,421	16,704,832
U.S. Treasury Inflation Index (b) (c) 0.500% 4/15/15	10,731,100	10,998,541
U.S. Treasury Inflation Index (b) 0.625% 7/15/21	16,694,848	17,229,600
U.S. Treasury Inflation Index (b) 0.625% 2/15/43	5,411,400	4,551,074
U.S. Treasury Inflation Index (b) 0.750% 2/15/42	8,619,383	7,587,746
U.S. Treasury Inflation Index (b) 1.125% 1/15/21	16,408,949	17,548,599
U.S. Treasury Inflation Index 1.250% 4/15/14	5,494,300	5,569,418
U.S. Treasury Inflation Index (b) 1.250% 7/15/20	15,483,402	16,818,845
U.S. Treasury Inflation Index (b) 1.375% 7/15/18	6,788,780	7,414,624
U.S. Treasury Inflation Index (b) 1.375% 1/15/20	8,603,360	9,373,627
U.S. Treasury Inflation Index 1.625% 1/15/15	6,972,800	7,250,080
U.S. Treasury Inflation Index (b) 1.625% 1/15/18	3,629,929	3,973,353
U.S. Treasury Inflation Index (b) 1.750% 1/15/28	7,215,455	8,084,131
U.S. Treasury Inflation Index (b) 1.875% 7/15/19	7,929,148	8,939,495
U.S. Treasury Inflation Index (b) 2.000% 1/15/16	10,685,904	11,476,490
U.S. Treasury Inflation Index (b) 2.000% 1/15/26	8,817,043	10,181,621
U.S. Treasury Inflation Index (b) 2.125% 1/15/19	6,591,029	7,453,524
U.S. Treasury Inflation Index (b) 2.125% 2/15/40	5,783,231	7,028,430
U.S. Treasury Inflation Index (b) 2.125% 2/15/41	5,426,513	6,607,203
U.S. Treasury Inflation Index (b) 2.375% 1/15/17	10,724,574	11,887,525
U.S. Treasury Inflation Index (b) 2.375% 1/15/25	11,819,229	14,079,657
U.S. Treasury Inflation Index (b) 2.375% 1/15/27	7,778,199	9,364,827
U.S. Treasury Inflation Index (b) 2.500% 7/15/16	8,636,550	9,546,765
U.S. Treasury Inflation Index (b) 2.500% 1/15/29	7,582,120	9,352,075
U.S. Treasury Inflation Index (b) 2.625% 7/15/17	9,206,584	10,444,437

	Principal Amount	Value
U.S. Treasury Inflation Index (b) 3.375% 4/15/32	$3,275,425	$4,600,691
U.S. Treasury Inflation Index (b) 3.625% 4/15/28	6,355,209	8,820,337
U.S. Treasury Inflation Index (b) 3.875% 4/15/29	6,740,712	9,715,051

		360,528,337

TOTAL U.S. TREASURY OBLIGATIONS (Cost $356,750,823)		360,528,337

TOTAL BONDS & NOTES (Cost $487,245,235)		495,861,224

TOTAL LONG-TERM INVESTMENTS (Cost $487,245,235)		495,861,224

SHORT-TERM INVESTMENTS — 42.4%
Commercial Paper — 41.9%
AGL Capital Corp. (a) 0.467% 8/12/13	6,200,000	6,196,514
Albemarle Corp. (a) 0.390% 9/03/13	5,900,000	5,895,781
Archer-Daniels-Midland Co. (a) 0.427% 8/28/13	9,000,000	8,993,700
AT&T, Inc. (a) 0.518% 7/24/13	9,500,000	9,496,635
British Telecommunications PLC (a) 0.750% 3/10/14	5,000,000	4,973,542
Centrica PLC (a) 0.530% 1/07/14	6,000,000	5,983,040
Daimler Finance North America LLC (a) 0.530% 3/05/14	5,500,000	5,479,838
Devon Energy Corp. (a) 0.406% 8/13/13	6,100,000	6,096,950
DirecTV Holdings LLC (a) 0.440% 12/02/13	5,900,000	5,888,751
Duke Energy Corp. (a) 0.406% 9/10/13	6,000,000	5,995,133
Enbridge Energy Partners LP (a) 0.350% 7/29/13	3,550,000	3,548,965
ERAC USA Finance LLC (a) 0.370% 9/20/13	5,000,000	4,995,735
ERAC USA Finance LLC (a) 0.390% 9/19/13	900,000	899,200
FMC Technologies, Inc. (a) 0.380% 7/15/13	3,200,000	3,199,460
Hewlett-Packard Co. (a) 0.330% 7/26/13	5,900,000	5,898,540

The accompanying notes are an integral part of the financial statements.

22

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Holcim US Finance Sarl & Cie (a) 0.450% 8/15/13	$6,200,000	$6,196,357
Marriott International, Inc. (a) 0.360% 8/30/13	5,900,000	5,896,342
National Grid USA (a) 0.350% 8/20/13	6,400,000	6,396,764
Noble Corp. (a) 0.386% 7/09/13	6,150,000	6,149,351
Southern Power Co. (a) 0.330% 7/22/13	6,200,000	6,198,693
Spectra Energy Capital LLC (a) 0.370% 8/01/13	5,900,000	5,897,999
Stanley Works (a) 0.420% 12/12/13	9,000,000	8,982,570
Tesco Treasury Services PLC (a) 0.580% 2/21/14	5,800,000	5,777,854
Vodafone Group PLC (a) 0.630% 4/07/14	6,100,000	6,069,896
Volvo Group Treasury (a) 0.360% 8/15/13	5,900,000	5,897,227
Xstrata Finance Canada Ltd. (a) 0.700% 12/12/13	6,200,000	6,179,988

		153,184,825

Repurchase Agreement — 0.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/28/13, 0.010%, due 7/01/13 (d)	1,043,405	1,043,405

Time Deposits — 0.2%
Euro Time Deposit, 0.010%, due 7/01/13	882,578	882,578

TOTAL SHORT-TERM INVESTMENTS (Cost $155,110,808)		155,110,808

TOTAL INVESTMENTS — 178.1% (Cost $642,356,043) (e)		650,972,032

Other Assets/(Liabilities) — (78.1)%		(285,406,716)

NET ASSETS — 100.0%		$365,565,316

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, these securities amounted to a value of $231,856,692 or 63.42% of net assets.
(b)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(c)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(d)	Maturity value of $1,043,405. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 11/15/40, and an aggregate market value, including accrued interest, of $1,066,350.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

23

MML Short-Duration Bond Fund – Portfolio of Investments

June 30, 2013 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 68.4%

CORPORATE DEBT — 38.5%
Advertising — 0.3%
WPP Finance 8.000% 9/15/14	$610,000	$658,319

Aerospace & Defense — 0.1%
Exelis, Inc. 4.250% 10/01/16	270,000	284,677

Agriculture — 0.1%
Bunge Ltd. Finance Corp. 3.200% 6/15/17	200,000	204,607

Airlines — 0.0%
United Air Lines, Inc. (a) 10.110% 2/19/49	8,207	3,591

Auto Manufacturers — 0.4%
Volvo Treasury AB (b) 5.950% 4/01/15	750,000	806,168

Automotive & Parts — 0.2%
Lear Corp. 8.125% 3/15/20	356,000	389,820

Banks — 1.6%
Associated Banc-Corp. 1.875% 3/12/14	115,000	115,202
Capital One Financial Corp. 2.125% 7/15/14	150,000	151,758
Capital One Financial Corp. 7.375% 5/23/14	85,000	89,833
First Horizon National Corp. 5.375% 12/15/15	484,000	522,956
ICICI Bank Ltd. (b) 5.500% 3/25/15	1,530,000	1,593,015
Regions Financial Corp. 5.750% 6/15/15	515,000	555,556
Wells Fargo & Co. 3.625% 4/15/15	210,000	220,473
Zions Bancorp. 6.000% 9/15/15	130,000	134,349

		3,383,142

Beverages — 0.3%
Constellation Brands, Inc. 8.375% 12/15/14	635,000	685,800

Building Materials — 1.4%
CRH America, Inc. 5.300% 10/15/13	750,000	759,495
Lafarge North America, Inc. 6.875% 7/15/13	500,000	501,250
Lafarge SA (b) 6.200% 7/09/15	400,000	426,000
Masco Corp. 4.800% 6/15/15	490,000	502,250

	Principal Amount	Value
Masco Corp. 7.125% 8/15/13	$160,000	$160,800
Owens Corning 6.500% 12/01/16	675,000	753,492

		3,103,287

Chemicals — 1.8%
Ashland, Inc. (b) 3.000% 3/15/16	501,000	503,505
Cabot Corp. 5.000% 10/01/16	330,000	363,518
Incitec Pivot Ltd. (b) 4.000% 12/07/15	1,090,000	1,138,963
LyondellBasell Industries NV 5.000% 4/15/19	200,000	217,619
NOVA Chemicals Corp. 8.625% 11/01/19	150,000	164,437
RPM International, Inc. 6.125% 10/15/19	300,000	344,554
RPM International, Inc. 6.250% 12/15/13	825,000	842,566
Yara International ASA (b) 5.250% 12/15/14	365,000	384,329

		3,959,491

Commercial Services — 0.7%
Brambles USA, Inc. (b) 3.950% 4/01/15	265,000	276,731
Donnelley (R.R.) & Sons Co. 4.950% 4/01/14	180,000	182,700
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	45,000	47,025
Equifax, Inc. 4.450% 12/01/14	825,000	861,897
The Western Union Co. 5.930% 10/01/16	155,000	172,260

		1,540,613

Computers — 0.3%
Affiliated Computer Services, Inc. 5.200% 6/01/15	415,000	440,076
Hewlett-Packard Co. 2.125% 9/13/15	135,000	136,632
Hewlett-Packard Co. 2.200% 12/01/15	175,000	177,713

		754,421

Distribution & Wholesale — 0.2%
Arrow Electronics, Inc. 3.375% 11/01/15	345,000	357,070
Arrow Electronics, Inc. 3.000% 3/01/18	105,000	104,849

		461,919

The accompanying notes are an integral part of the financial statements.

24

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Diversified Financial — 8.1%
Citigroup, Inc. 5.500% 10/15/14	$115,000	$120,955
Citigroup, Inc. 5.500% 2/15/17	1,000,000	1,093,569
Citigroup, Inc. 6.375% 8/12/14	860,000	907,541
CNH Capital LLC (b) 3.625% 4/15/18	100,000	95,250
CNH Capital LLC 3.875% 11/01/15	150,000	150,750
CNH Capital LLC 6.250% 11/01/16	190,000	202,350
ERAC USA Finance LLC (b) 5.900% 11/15/15	1,000,000	1,105,064
Ford Motor Credit Co. LLC 2.750% 5/15/15	250,000	253,497
Ford Motor Credit Co. LLC 3.000% 6/12/17	200,000	200,422
Ford Motor Credit Co. LLC 3.875% 1/15/15	455,000	468,988
Ford Motor Credit Co. LLC 8.700% 10/01/14	425,000	461,283
Ford Motor Credit Co. LLC 12.000% 5/15/15	215,000	253,523
General Motors Financial Co., Inc. (b) 2.750% 5/15/16	145,000	142,644
The Goldman Sachs Group, Inc. 1.600% 11/23/15	230,000	230,525
The Goldman Sachs Group, Inc. 5.150% 1/15/14	695,000	709,664
Hyundai Capital America (b) 3.750% 4/06/16	875,000	907,882
International Lease Finance Corp. FRN 2.224% 6/15/16	750,000	744,375
International Lease Finance Corp. 3.875% 4/15/18	100,000	94,000
International Lease Finance Corp. 5.625% 9/20/13	75,000	75,525
International Lease Finance Corp. 5.750% 5/15/16	741,000	761,477
Janus Capital Group, Inc. 6.700% 6/15/17	953,000	1,064,099
JP Morgan Chase & Co. 3.450% 3/01/16	890,000	928,347
JP Morgan Chase & Co. 5.125% 9/15/14	885,000	928,510
Lazard Group LLC 6.850% 6/15/17	179,000	200,219
Lazard Group LLC 7.125% 5/15/15	752,000	816,567
Merrill Lynch & Co., Inc. 5.700% 5/02/17	1,200,000	1,292,352

	Principal Amount	Value
Merrill Lynch & Co., Inc. 6.050% 5/16/16	$750,000	$812,105
Morgan Stanley 2.875% 7/28/14	750,000	763,852
Morgan Stanley 3.800% 4/29/16	1,000,000	1,040,061
Morgan Stanley 4.200% 11/20/14	335,000	346,551
Morgan Stanley 6.000% 4/28/15	175,000	187,629

		17,359,576

Electric — 1.7%
Ameren Corp. 8.875% 5/15/14	1,256,000	1,338,764
CMS Energy Corp. 2.750% 5/15/14	725,000	735,247
IPALCO Enterprises, Inc. 5.000% 5/01/18	315,000	324,450
IPALCO Enterprises, Inc. (b) 7.250% 4/01/16	1,110,000	1,204,350
Kansas Gas & Electric Co. 5.647% 3/29/21	39,023	40,768

		3,643,579

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	115,000	119,888

Electronics — 0.6%
Avnet, Inc. 5.875% 3/15/14	845,000	871,336
Avnet, Inc. 6.625% 9/15/16	220,000	246,404
Jabil Circuit, Inc. 7.750% 7/15/16	145,000	164,212

		1,281,952

Engineering & Construction — 0.1%
BAA Funding Ltd. (b) 2.500% 6/25/17	200,000	203,184

Foods — 0.5%
Safeway, Inc. 5.625% 8/15/14	145,000	152,157
TreeHouse Foods, Inc. 7.750% 3/01/18	325,000	344,094
Tyson Foods, Inc. 6.600% 4/01/16	510,000	576,063

		1,072,314

Forest Products & Paper — 0.3%
Domtar Corp. 7.125% 8/15/15	280,000	303,741
Domtar Corp. 10.750% 6/01/17	325,000	409,015

		712,756

The accompanying notes are an integral part of the financial statements.

25

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hand & Machine Tools — 0.0%
Kennametal, Inc. 2.650% 11/01/19	$100,000	$96,967

Health Care – Products — 0.2%
Boston Scientific Corp. 4.500% 1/15/15	500,000	523,102

Holding Company – Diversified — 0.4%
Leucadia National Corp. 7.750% 8/15/13	320,000	322,336
Leucadia National Corp. 8.125% 9/15/15	500,000	560,625

		882,961

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	40,000	42,467

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.000% 6/15/15	115,000	116,406

Insurance — 0.9%
American International Group, Inc. 3.000% 3/20/15	800,000	824,455
American International Group, Inc. 3.650% 1/15/14	50,000	50,722
Genworth Financial, Inc. 5.750% 6/15/14	850,000	884,304
Prudential Financial, Inc. 3.875% 1/14/15	115,000	119,808
Willis Group Holdings PLC 4.125% 3/15/16	25,000	26,171

		1,905,460

Internet — 0.2%
Expedia, Inc. 7.456% 8/15/18	300,000	346,137

Investment Companies — 0.2%
Xstrata Finance Canada (b) 2.850% 11/10/14	250,000	254,505
Xstrata Finance Canada Ltd. (b) 2.050% 10/23/15	175,000	175,055

		429,560

Iron & Steel — 0.8%
ArcelorMittal 4.250% 2/25/15	600,000	604,500
ArcelorMittal 9.500% 2/15/15	830,000	906,775
Reliance Steel & Aluminum Co. 6.200% 11/15/16	185,000	206,555

		1,717,830

	Principal Amount	Value
Lodging — 0.1%
Wyndham Worldwide Corp. 2.950% 3/01/17	$165,000	$167,001

Machinery – Diversified — 0.2%
Roper Industries, Inc. 1.850% 11/15/17	350,000	344,454

Manufacturing — 1.7%
Bombardier, Inc. (b) 4.250% 1/15/16	398,000	406,955
Harsco Corp 2.700% 10/15/15	661,000	665,629
Ingersoll-Rand Global Holding Co. Ltd. 9.500% 4/15/14	635,000	677,714
SPX Corp. 7.625% 12/15/14	123,000	130,380
Textron, Inc. 6.200% 3/15/15	900,000	968,782
Tyco Electronics Group SA 6.550% 10/01/17	700,000	810,320

		3,659,780

Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	165,000	174,441

Mining — 1.0%
Rio Tinto Finance USA PLC 1.375% 6/17/16	727,000	722,622
Vale Overseas Ltd. 6.250% 1/11/16	1,250,000	1,378,589

		2,101,211

Office Equipment/Supplies — 0.5%
Pitney Bowes Inc, MTN 4.750% 1/15/16	95,000	99,870
Pitney Bowes, Inc., MTN 5.750% 9/15/17	185,000	199,895
Xerox Corp. 4.250% 2/15/15	90,000	94,023
Xerox Corp. 8.250% 5/15/14	665,000	706,534

		1,100,322

Oil & Gas — 1.8%
Chesapeake Energy Corp. 2.250% 12/15/38	40,000	35,050
Chesapeake Energy Corp. 2.500% 5/15/37	390,000	367,331
Chesapeake Energy Corp. 3.250% 3/15/16	650,000	646,750
Chesapeake Energy Corp. 9.500% 2/15/15	240,000	265,200
Newfield Exploration Co. 6.875% 2/01/20	150,000	154,500

The accompanying notes are an integral part of the financial statements.

26

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Petrobras International Finance Co. 3.875% 1/27/16	$1,000,000	$1,028,826
Tesoro Corp. 9.750% 6/01/19	145,000	160,225
Transocean, Inc. 4.950% 11/15/15	948,000	1,016,816
Transocean, Inc. 5.050% 12/15/16	100,000	108,743

		3,783,441

Oil & Gas Services — 0.3%
Superior Energy Services, Inc. 7.125% 12/15/21	345,000	372,600
Weatherford International Ltd. 5.500% 2/15/16	225,000	243,509

		616,109

Pharmaceuticals — 1.0%
AbbVie, Inc. (b) 1.750% 11/06/17	200,000	195,943
Mylan, Inc. (b) 1.800% 6/24/16	841,000	838,715
Mylan, Inc. (b) 7.625% 7/15/17	140,000	155,010
Mylan, Inc. (b) 7.875% 7/15/20	850,000	980,856

		2,170,524

Pipelines — 0.3%
Energy Transfer Partners LP FRN (b) 3.292% 8/09/13	200,000	180,000
Enogex LLC (b) 6.875% 7/15/14	305,000	317,804
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	35,000	36,799
Kern River Funding Corp. (b) 4.893% 4/30/18	51,721	55,808

		590,411

Real Estate — 1.6%
Colonial Realty LP 6.250% 6/15/14	1,000,000	1,046,165
ProLogis LP 5.625% 11/15/15	445,000	481,964
ProLogis LP 5.900% 8/15/13	300,000	301,663
ProLogis LP 6.625% 5/15/18	550,000	633,050
Regency Centers LP 5.250% 8/01/15	855,000	919,569

		3,382,411

Real Estate Investment Trusts (REITS) — 4.1%
American Tower Corp. 4.625% 4/01/15	900,000	951,078
Boston Properties LP 5.625% 4/15/15	1,000,000	1,078,523

	Principal Amount	Value
DDR Corp. 7.500% 7/15/18	$925,000	$1,103,215
Developers Diversified Realty Corp. 5.500% 5/01/15	880,000	941,686
Duke Realty LP 5.500% 3/01/16	250,000	272,054
Duke Realty LP 5.950% 2/15/17	550,000	610,325
Duke Realty LP 8.250% 8/15/19	200,000	249,236
Federal Realty Investment Trust 6.200% 1/15/17	800,000	903,471
HCP, Inc. 6.000% 1/30/17	550,000	616,979
Highwoods Realty LP 5.850% 3/15/17	275,000	300,599
Realty Income Corp. 2.000% 1/31/18	25,000	24,259
Realty, Inc. 5.950% 9/15/16	750,000	842,248
UDR, Inc. 5.250% 1/15/15	400,000	422,074
UDR, Inc. 5.250% 1/15/16	350,000	378,012

		8,693,759

Retail — 0.4%
Best Buy Co., Inc. 3.750% 3/15/16	575,000	573,562
Best Buy Co., Inc. 7.250% 7/15/13	200,000	200,250
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	90,000	107,707

		881,519

Savings & Loans — 0.6%
Glencore Funding LLC (b) 1.700% 5/27/16	369,000	357,824
Glencore Funding LLC (b) 6.000% 4/15/14	875,000	905,686

		1,263,510

Software — 0.2%
ManTech International Corp. 7.250% 4/15/18	190,000	197,600
Oracle Corp. 1.200% 10/15/17	200,000	194,244

		391,844

Telecommunications — 1.4%
CenturyLink, Inc. 5.000% 2/15/15	785,000	820,325
MetroPCS Wireless, Inc. 7.875% 9/01/18	100,000	106,500
Qwest Corp. 8.375% 5/01/16	315,000	365,539

The accompanying notes are an integral part of the financial statements.

27

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telecom Italia Capital 6.175% 6/18/14	$478,000	$494,729
Telefonica Emisiones SAU 6.421% 6/20/16	130,000	142,736
Virgin Media Secured Finance PLC 6.500% 1/15/18	1,000,000	1,027,500

		2,957,329

Transportation — 1.0%
Asciano Finance (b) 3.125% 9/23/15	1,590,000	1,624,749
Asciano Finance (b) 5.000% 4/07/18	147,000	156,170
Ryder System, Inc. 2.500% 3/01/18	475,000	469,570

		2,250,489

Trucking & Leasing — 0.6%
GATX Corp. 3.500% 7/15/16	30,000	31,377
GATX Corp. 8.750% 5/15/14	220,000	234,648
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 3.125% 5/11/15	200,000	206,660
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 3.750% 5/11/17	770,000	805,651

		1,278,336

TOTAL CORPORATE DEBT (Cost $82,011,355)		82,496,885

MUNICIPAL OBLIGATIONS — 0.5%
Louisiana State Public Facilities Authority FRN 1.201% 4/26/27	190,000	190,650
North Carolina State Education Assistance Authority FRN 1.175% 1/26/26	350,000	351,711
North Carolina State Education Assistance Authority Student Loan Revenue Bonds FRN 0.725% 1/25/21	81,168	81,233
State of California 5.950% 4/01/16	75,000	83,810
State of Illinois 5.365% 3/01/17	400,000	435,304

		1,142,708

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,097,173)		1,142,708

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.5%
Automobile ABS — 3.4%
American Credit Acceptance Receivables Trust, Series 2012-2, Class A (b) 1.890% 7/15/16	$237,616	$238,281
ARI Fleet Lease Trust, Series 2012-A, Class A FRN (b) 0.280% 3/15/20	173,135	173,666
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A (b) 2.054% 8/20/16	300,000	305,378
California Republic Auto Receivables Trust, Series 2012-1, Class A (b) 1.180% 8/15/17	252,555	252,937
California Republic Auto Receivables Trust, Series 2013-1, Class A2 (b) 1.410% 9/17/18	840,000	838,984
CarNow Auto Receivables Trust, Series 2013-1A, Class A (b) 1.160% 10/16/17	290,000	289,913
CFC LLC, Series 2013-1A, Class A (b) 1.650% 7/17/17	190,431	189,975
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (b) 0.943% 11/07/23	387,681	389,500
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (b) 1.942% 9/15/21	292,993	294,512
CPS Auto Trust, Series 2013-B, Class A (b) 1.820% 9/15/20	810,000	805,556
Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A (b) 2.200% 9/16/19	350,000	354,450
DT Auto Owner Trust, Series 2013-1A, Class A (b) 0.750% 5/16/16	365,000	364,484
Enterprise Fleet Financing LLC, Series 2012-1, Class A2 (b) 1.140% 11/20/17	327,200	328,811
Enterprise Fleet Financing LLC, Series 2011-2, Class A2 (b) 1.430% 10/20/16	239,953	240,457
Enterprise Fleet Financing LLC, Series 2011-3, Class A2 (b) 1.620% 5/20/17	158,529	159,437
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (b) 1.290% 10/16/17	211,540	210,712
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (b) 1.960% 11/15/17	119,823	120,687

The accompanying notes are an integral part of the financial statements.

28

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Flagship Credit Auto Trust, Series 2013-1, Class A (b) 1.320% 4/16/18	$252,195	$251,690
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2 (b) 3.740% 2/25/17	170,000	180,503
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2 (b) 5.290% 3/25/16	100,000	106,702
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (b) 2.550% 9/15/16	31,938	32,059
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (b) 1.230% 12/15/15	241,496	241,880
Rental Car Finance Corp., Series 2011-1A, Class A1 (b) 2.510% 2/25/16	130,000	132,712
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class B (b) 2.320% 4/15/15	620,000	621,607
Wheels SPV LLC, Series 2012-1, Class A2 (b) 1.190% 3/20/21	229,633	230,477

		7,355,370

Commercial MBS — 4.5%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.934% 2/10/51	325,000	365,576
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.394% 2/10/51	475,000	549,751
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class AAB VRN 0.643% 4/12/38	356,218	363,247
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 0.643% 9/11/38	400,000	430,930
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	295,000	312,839
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	255,000	282,138
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	235,448

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 VRN 5.468% 6/11/41	$387,607	$398,191
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, VRN VRN 5.471% 1/12/45	425,000	474,929
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	110,000	123,752
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.964% 6/10/46	225,000	240,687
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.993% 12/10/49	390,000	443,163
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 VRN 4.750% 1/15/37	275,276	277,908
DBUBS Mortgage Trust, Series 2011-LC3A, Class A1 2.238% 8/10/44	192,454	194,815
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (b) 3.386% 7/10/44	235,000	247,374
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (b) 3.742% 11/10/46	379,233	401,079
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.056% 7/10/38	110,000	121,919
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	485,000	531,059
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	480,000	541,182
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 6.086% 6/12/46	245,000	270,812
ML-CFC Commercial Mortgage, Series 2007-9, Class AM VRN 5.856% 9/12/49	250,000	276,464

The accompanying notes are an integral part of the financial statements.

29

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Capital I, Series 2005-T19, Class AAB 4.852% 6/12/47	$126,866	$128,630
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	200,000	219,253
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	400,000	440,769
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	103,254	105,934
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.459% 1/11/43	150,000	174,665
STRIPs Ltd., Series 2012-1A, Class A (b) 1.500% 12/25/44	227,499	224,997
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.525% 8/15/39	458,744	477,755
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.525% 8/15/39	200,000	214,180
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	235,000	258,726
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (b) 3.240% 3/15/44	175,000	183,249
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	200,000	211,688

		9,723,109

Home Equity ABS — 3.1%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.463% 8/25/35	139,978	137,069
ACE Securities Corp., Series 2005-HE7, Class A2D FRN 0.523% 11/25/35	186,666	171,012
ACE Securities Corp., Series 2005-ASP1, Class A2D FRN 0.543% 9/25/35	118,556	115,546
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C FRN 0.553% 7/25/35	63,164	62,275
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.563% 11/25/34	96,439	93,897
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.853% 6/25/35	180,658	178,725

	Principal Amount	Value
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.868% 2/25/35	$133,988	$131,201
Bayview Financial Acquisition Trust, Series 2004-D, Class A FRN 0.780% 8/28/44	22,081	21,895
Bear Stearns Asset Backed Securities Trust, Series 2005-HE5, Class M1 FRN 0.643% 6/25/35	42,710	42,343
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE4, Class M1 FRN 0.838% 4/25/35	12,145	12,107
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (b) 0.603% 12/25/33	54,074	52,949
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT4, Class M2 FRN 0.623% 7/25/35	110,000	105,663
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.643% 8/25/35	188,237	175,889
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.653% 9/25/34	34,449	34,121
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.093% 2/25/35	102,644	85,870
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (b) 0.483% 7/25/36	227,648	223,856
Fieldstone Mortgage Investment Corp., Series 2004-4, Class M2 FRN 1.768% 10/25/35	231,404	230,153
First Frankin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.613% 5/25/36	280,000	263,463
First Frankin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.623% 5/25/35	300,500	290,329
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.433% 1/25/36	143,700	130,689
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.573% 4/25/35	131,210	125,415
GSAMP Trust, Series 2005-WMC1, Class A4 FRN 0.573% 9/25/35	9,286	9,268
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.363% 8/25/36	111,257	104,695

The accompanying notes are an integral part of the financial statements.

30

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.373% 7/25/36	$53,252	$52,696
HSBC Home Equity Loan Trust, Series 2005-1, Class M FRN 0.721% 1/20/34	204,286	175,875
IXIS Real Estate Capital Trust, Series 2005-HE3, Class M1 FRN 0.913% 12/25/35	62,159	61,803
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (b) 0.973% 12/25/32	188,378	180,235
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.473% 8/25/45	2,198	2,160
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.943% 2/25/35	78,480	77,544
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 1.018% 6/25/35	351,652	331,692
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class A2C FRN 0.393% 8/25/36	231,326	217,447
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.930% 6/28/35	276,476	267,199
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.138% 4/25/35	725,024	710,866
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.693% 7/25/35	268,215	259,572
New Century Home Equity Loan Trust, Series 2005-2, Class A2C FRN 0.493% 6/25/35	87,574	87,272
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	72	74
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.663% 5/25/35	122,568	120,070
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.453% 9/25/35	201,332	189,678
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.573% 8/25/35	232,320	223,523
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.693% 3/25/35	192,097	191,064
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.383% 3/25/36	95,741	93,948

	Principal Amount	Value
Residential Asset Securities Corp., Series 2005-EMX4, Class M1 FRN 0.623% 11/25/35	$285,000	$278,493
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.533% 3/25/36	71,861	70,582
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.553% 8/25/35	129,262	124,862

		6,515,085

Manufactured Housing ABS — 0.1%
Vanderbilt Mortgage Finance, Series 2000-B, Class IIA1 FRN 0.453% 7/07/30	118,453	106,782

Other ABS — 3.5%
ARL First LLC, Series 2012-1A, Class A1 FRN (b) 0.518% 12/15/42	142,249	138,402
CLI Funding LLC, Series 2006-1A, Class A FRN (b) 0.372% 8/18/21	343,450	335,140
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	245,313	264,140
Drug Royalty Corp., Inc., Series 2012-1, Class A1 FRN (b) 5.527% 7/15/24	196,282	201,412
Drug Royalty II LP, Series 2012-1, Class A1 FRN (b) 4.277% 1/15/25	224,183	227,546
FRS I LLC, Series 2013-1A, Class A1 (b) 1.800% 4/15/43	156,102	154,134
Global SC Finance II SRL, Series 2013-1A, Class A (b) 2.980% 4/17/28	245,833	249,962
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.392% 11/25/26	225,000	223,196
Great America Leasing Receivables, Series 2012-1, Class A2 (b) 0.950% 3/17/14	124,594	124,645
Hercules Capital Funding Trust, Series 2012-1A, Class A (b) 3.320% 12/16/17	272,902	274,096
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (b) 2.443% 6/02/17	250,000	253,786
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T2, Class A2 (b) 1.147% 5/16/44	235,000	234,749

The accompanying notes are an integral part of the financial statements.

31

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Horizon Funding Trust, Series 2013-1A, Class A (b) 3.000% 5/15/18	$270,000	$269,357
Icon Brands Holdings LLC, Series 2012-1A, Class A (b) 4.229% 1/25/43	98,250	96,698
Icon Brands Holdings LLC, Series 2013-1A, Class A (b) (c) 4.352% 1/25/43	210,000	210,000
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A (b) 4.809% 7/20/31	312,152	324,630
Nations Equipment Finance Funding I LLC, Series 2013-1A, Class A (b) 1.697% 11/20/16	603,866	603,866
New York City Tax Lien, Series 2012-AA, Class A (b) 1.230% 11/10/25	148,743	148,778
Newport Waves CDO (Acquired 5/4/10, Cost $129,353), Series 2007-1A, Class A3LS FRN (b) (d) 0.872% 6/20/14	225,000	220,230
PFS Financing Corp., Series 2011-BA, Class A FRN (b) 1.692% 10/17/16	350,000	352,867
Sierra Receivables Funding Co. LLC, Series 2007-2A, Class A2 FRN (b) 1.191% 9/20/19	431,223	430,590
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	136,282	138,877
Sierra Receivables Funding Co. LLC, Series 2011-3A, Class A (b) 3.370% 7/20/28	111,259	114,608
SVO VOI Mortgage LLC, Series 2010-AA, Class A (b) 3.650% 7/20/27	116,029	119,588
Textainer Marine Containers Ltd., Series 2005-1A, Class A FRN (b) 0.440% 5/15/20	399,625	395,997
Textainer Marine Containers Ltd., Series 2012-1A, Class A (b) 4.210% 4/15/27	265,000	270,380
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (b) 2.592% 10/15/15	124,000	125,484
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (b) 2.692% 7/15/41	404,591	412,698
Triton Container Finance LLC, Series 2006-1A FRN (b) 0.370% 11/26/21	372,417	364,562

	Principal Amount	Value
Triton Container Finance LLC, Series 2012-1A, Class A, ABS, 144A (b) 4.210% 5/14/27	$285,333	$286,624

		7,567,042

Student Loans ABS — 3.3%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.402% 8/25/26	92,581	90,985
Access Group, Inc., Series 2003-1, Class A2 FRN 0.532% 12/27/16	153,116	152,865
Access Group, Inc., Series 2004-A, Class A2 FRN 0.536% 4/25/29	320,386	308,746
Access Group, Inc., Series 2002-1, Class A4 1.693% 9/01/37	155,000	141,186
Brazos Student Finance Corp., Series 2003-A, Class A3 FRN 1.729% 7/01/38	200,000	191,346
College Loan Corp. Trust, Series 2007-2, Class A1 FRN 0.525% 1/25/24	550,000	525,331
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 5.448% 1/25/47	450,000	387,000
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A2 FRN 0.375% 12/28/21	56,892	56,816
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.433% 12/15/22	199,407	198,695
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.520% 6/15/43	200,000	195,220
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.694% 6/15/43	250,000	248,438
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.950% 6/15/43	100,000	89,224
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (b) 0.342% 5/25/23	198,810	197,544
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (b) 0.372% 8/25/25	617,745	613,624
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.575% 10/28/41	214,282	210,711

The accompanying notes are an integral part of the financial statements.

32

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Montana Higher Education Student Assistance Corp., Series 2012-1, Class A1 FRN 0.791% 9/20/22	$132,574	$132,716
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.303% 3/25/26	55,639	55,546
National Collegiate Student Loan Trust, Series 2005-2, Class A3 FRN 0.383% 2/25/28	128,104	125,447
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (b) 0.993% 4/25/46	127,625	128,631
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.375% 10/28/26	158,234	157,489
Northstar Education Finance, Inc., Series 2004-2 FRN 0.395% 4/28/16	130,483	130,327
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.482% 5/28/26	146,580	145,855
Pennsylvania Higher Education Assistance Agency, Series 2005-1, Class A2 FRN 0.355% 1/25/18	204,537	204,099
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.397% 1/15/19	301,618	300,818
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.447% 7/15/36	670,000	651,891
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (b) 0.450% 12/15/16	175,000	175,000
SLM Student Loan Trust, Series 2003-10A, Class A1F FRN (b) 0.500% 12/15/16	400,000	400,000
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (b) 1.000% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (b) 1.292% 12/15/21	175,337	176,254
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (b) 1.292% 8/15/23	203,254	204,416
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (b) 1.592% 8/15/25	250,283	252,889
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.681% 12/15/16	145,000	145,000

	Principal Amount	Value
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (b) 1.842% 12/15/17	$139,211	$139,678
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.680% 6/17/30	50,000	50,000
SLM Student Loan Trust, Series 2003-10A, Class B FRN (b) 3.380% 12/17/46	150,000	123,750
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.465% 10/28/28	55,439	55,145
South Carolina Student Loan Corp., Series 2010-1, Class A1 FRN 0.725% 1/25/21	129,048	129,082

		7,591,764

WL Collateral CMO — 0.3%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 3.101% 8/25/34	28,866	27,058
Capital Automotive REIT, Series 2012-1A, Class A (b) 4.700% 7/15/42	202,356	199,719
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.905% 2/25/34	6,135	6,050
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.148% 9/25/33	3,072	2,643
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.661% 8/25/34	4,414	4,089
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.381% 1/19/38	122,982	96,379
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.303% 5/25/37	119,610	77,075
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.423% 8/25/34	17,568	13,962
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.443% 8/25/36	33,872	31,019
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 1.835% 2/25/34	2,058	1,889
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.640% 7/25/33	1,051	1,027
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.500% 2/25/34	94	93

The accompanying notes are an integral part of the financial statements.

33

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (b) 2.500% 3/23/51	$175,334	$176,923
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B FRN 0.453% 7/25/35	36,281	35,409
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.689% 3/25/34	11,538	11,305
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.568% 4/25/44	28,794	26,586

		711,226

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.443% 11/25/37	199,974	190,346
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.765% 6/25/32	7,878	6,831

		197,177

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $39,222,759)		39,767,555

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 4.8%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	27,456	31,340
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	27,025	30,631

		61,971

Pass-Through Securities — 4.7%
Federal Home Loan Mortgage Corp. Pool #E85389 6.000% 9/01/16	4,427	4,675
Pool #G11431 6.000% 2/01/18	3,452	3,676
Pool #E85301 6.500% 9/01/16	12,960	13,853
Pool #E85032 6.500% 9/01/16	1,697	1,800
Pool #E85409 6.500% 9/01/16	11,614	12,371
Pool #C01079 7.500% 10/01/30	909	1,062

	Principal Amount	Value
Pool #C01135 7.500% 2/01/31	$2,661	$3,106
Pool #554904 9.000% 3/01/17	15	15
Federal National Mortgage Association Pool #725692 2.302% 10/01/33	74,226	78,221
Pool #775539 2.362% 5/01/34	38,058	40,266
Pool #888586 2.370% 10/01/34	79,075	83,568
Pool #AO8629 3.500% 7/01/42	1,073,810	1,091,931
Pool #AP6609 3.500% 9/01/42	414,846	421,847
Pool #745275 5.000% 2/01/36	832,486	896,841
Pool #255148 5.500% 2/01/14	47	50
Pool #587994 6.000% 6/01/16	1,834	1,930
Pool #253880 6.500% 7/01/16	5,921	6,277
Pool #575667 7.000% 3/01/31	5,913	6,799
Pool #497120 7.500% 8/01/29	67	79
Pool #529453 7.500% 1/01/30	623	729
Pool #531196 7.500% 2/01/30	140	163
Pool #532418 7.500% 2/01/30	957	1,119
Pool #530299 7.500% 3/01/30	396	462
Pool #536386 7.500% 4/01/30	107	125
Pool #535996 7.500% 6/01/31	3,403	3,977
Pool #523499 8.000% 11/01/29	332	392
Pool #252926 8.000% 12/01/29	86	102
Pool #532819 8.000% 3/01/30	54	64
Pool #537033 8.000% 4/01/30	936	1,117
Pool #534703 8.000% 5/01/30	643	766
Pool #253437 8.000% 9/01/30	78	93
Pool #253481 8.000% 10/01/30	34	40

The accompanying notes are an integral part of the financial statements.

34

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #190317 8.000% 8/01/31	$1,624	$1,933
Pool #596656 8.000% 8/01/31	760	874
Pool #602008 8.000% 8/01/31	2,306	2,751
Pool #597220 8.000% 9/01/31	1,489	1,779
Federal National Mortgage Association TBA Pool#5871 3.500% 11/01/25 (e)	4,100,000	4,264,640
Pool #5880 3.500% 2/01/42 (e)	250,000	253,184
Pool #44117 5.500% 1/01/35 (e)	944,000	1,023,834
Government National Mortgage Association Pool #008746 1.625% 11/20/25	1,838	1,899
Pool #080136 1.625% 11/20/27	329	341
Pool #82488 2.000% 3/20/40	224,791	234,874
Pool #82462 3.500% 1/20/40	213,296	223,849
Pool #371146 7.000% 9/15/23	709	800
Pool #352022 7.000% 11/15/23	3,492	3,940
Pool #491089 7.000% 12/15/28	6,945	7,976
Pool #483598 7.000% 1/15/29	999	1,144
Pool #478658 7.000% 5/15/29	528	609
Pool #500928 7.000% 5/15/29	1,286	1,476
Pool #498541 7.000% 6/15/29	407	414
Pool #510083 7.000% 7/15/29	570	655
Pool #499410 7.000% 7/15/29	304	351
Pool #507093 7.000% 8/15/29	302	349
Pool #493723 7.000% 8/15/29	2,622	3,023
Pool #581417 7.000% 7/15/32	6,077	7,004
Pool #591581 7.000% 8/15/32	3,106	3,584

	Principal Amount	Value
Pool #210946 7.500% 3/15/17	$997	$1,083
Pool #203940 7.500% 4/15/17	1,364	1,474
Pool #181168 7.500% 5/15/17	933	1,014
Pool #193870 7.500% 5/15/17	1,152	1,253
Government National Mortgage Association II FRN Pool #226163 7.500% 7/15/17	1,920	2,094
Government National Mortgage Association TBA Pool #6669 4.500% 7/01/39 (e)	590,000	625,907
Pool #20432 6.000% 7/01/35 (e)	700,000	771,969

		10,123,593

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $10,245,979)		10,185,564

U.S. TREASURY OBLIGATIONS — 6.1%
U.S. Treasury Bonds & Notes — 6.1%
U.S. Treasury Inflation Index 0.125% 4/15/16	2,086,069	2,139,687
U.S. Treasury Note 0.625% 9/30/17	875,000	855,511
U.S. Treasury Note 1.500% 8/31/18	3,965,000	3,976,059
U.S. Treasury Note 1.625% 8/15/22	1,185,000	1,111,771
U.S. Treasury Note (f) 2.125% 8/15/21	2,660,000	2,649,027
U.S. Treasury Notes 0.250% 5/31/14	2,255,000	2,256,303

		12,988,358

TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,134,932)		12,988,358

TOTAL BONDS & NOTES (Cost $145,712,198)		146,581,070

TOTAL LONG-TERM INVESTMENTS (Cost $145,712,198)		146,581,070

The accompanying notes are an integral part of the financial statements.

35

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 34.4%
Commercial Paper — 34.4%
AGL Capital Corp. (b) 0.280% 7/18/13	$4,585,000	$4,584,322
American Electric Power Co., Inc. (b) 0.310% 7/15/13	2,450,000	2,449,662
AT&T, Inc. (b) 0.518% 7/22/13	4,000,000	3,998,697
AutoZone, Inc. (b) 0.250% 7/02/13	2,000,000	1,999,958
Centrica PLC (b) 0.440% 9/26/13	1,500,000	1,498,368
Centrica PLC (b) 0.530% 1/07/14	1,500,000	1,495,760
Devon Energy Corp. (b) 0.417% 8/26/13	2,000,000	1,998,679
DirecTV Holdings LLC (b) 0.440% 12/04/13	2,000,000	1,996,138
Duke Energy Corp. (b) 0.310% 8/19/13	4,000,000	3,998,243
ERAC USA Finance LLC (b) 0.370% 9/20/13	2,000,000	1,998,294
FMC Technologies, Inc. (b) 0.310% 7/09/13	1,000,000	999,914
Glencore Funding LLC 0.460% 8/20/13	3,000,000	2,998,007
Holcim US Finance Sarl & Cie (b) 0.470% 8/26/13	4,000,000	3,996,971
Marriott International, Inc. (b) 0.330% 7/30/13	2,212,000	2,211,371
Nissan Motor Acceptance Corp. (b) 0.300% 8/09/13	2,000,000	1,999,317
Noble Corp. (b) 0.320% 7/17/13	1,500,000	1,499,760
Noble Corp. (b) 0.350% 8/21/13	3,500,000	3,498,197
Pentair Finance (b) 0.340% 7/24/13	5,005,000	5,003,818
Talisman Energy, Inc. (b) 0.330% 7/25/13	4,500,000	4,498,927
Tesco Treasury Services PLC (b) 0.470% 12/27/13	1,000,000	997,637
Tesco Treasury Services PLC (b) 0.580% 2/21/14	1,000,000	996,182
The Stanley Works (b) 0.350% 9/17/13	2,750,000	2,747,861
Vodafone Group PLC (b) 0.570% 10/22/13	3,000,000	2,994,537
Volvo Group Treasury NA (b) 0.390% 8/06/13	2,500,000	2,498,971
VW Credit, Inc. (b) 0.340% 8/12/13	4,400,000	4,398,172

	Principal Amount	Value
Westar Energy, Inc. (b) 0.325% 7/23/13	$4,250,000	$4,249,093
Xstrata Finance Canada Ltd. (b) 0.700% 12/12/13	2,250,000	2,242,739

		73,849,595

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/13	63,161	63,161

TOTAL SHORT-TERM INVESTMENTS (Cost $73,912,756)		73,912,756

TOTAL INVESTMENTS — 102.8% (Cost $219,624,954) (g)		220,493,826

Other Assets/(Liabilities) — (2.8)%		(6,103,272)

NET ASSETS — 100.0%		$214,390,554

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At June 30, 2013, these securities amounted to a value of $3,591 or 0.00% of net assets.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, these securities amounted to a value of $107,018,133 or 49.92% of net assets.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2013, these securities amounted to a value of $210,000 or 0.10% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At June 30, 2013, these securities amounted to a value of $220,230 or 0.10% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

36

MML Small Cap Equity Fund – Portfolio of Investments

June 30, 2013 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.4%

COMMON STOCK — 98.4%
Basic Materials — 7.2%
Chemicals — 2.8%
A. Schulman, Inc.	33,572	$900,400
Cytec Industries, Inc.	10,521	770,663
W.R. Grace & Co. (a)	12,890	1,083,276

		2,754,339

Forest Products & Paper — 1.7%
P.H. Glatfelter Co.	64,740	1,624,974

Mining — 2.7%
Century Aluminum Co. (a)	93,920	871,577
Compass Minerals International, Inc.	9,088	768,209
Kaiser Aluminum Corp.	17,350	1,074,659

		2,714,445

		7,093,758

Communications — 2.2%
Internet — 1.0%
Liquidity Services, Inc. (a) (b)	14,650	507,916
TIBCO Software, Inc. (a)	23,866	510,732

		1,018,648

Telecommunications — 1.2%
Finisar Corp. (a)	67,584	1,145,549

		2,164,197

Consumer, Cyclical — 13.7%
Automotive & Parts — 2.4%
Dana Holding Corp.	122,981	2,368,614

Distribution & Wholesale — 0.5%
Pool Corp.	9,798	513,513

Home Builders — 0.5%
Toll Brothers, Inc. (a)	15,608	509,289

Retail — 8.2%
Brinker International, Inc.	32,910	1,297,641
Dunkin’ Brands Group, Inc.	24,708	1,057,997
Nu Skin Enterprises, Inc. Class A	28,920	1,767,590
Pier 1 Imports, Inc.	70,500	1,656,045
Signet Jewelers Ltd.	14,110	951,437
Texas Roadhouse, Inc.	55,630	1,391,863

		8,122,573

Storage & Warehousing — 2.1%
Mobile Mini, Inc. (a)	28,000	928,200
Wesco Aircraft Holdings, Inc. (a)	59,520	1,105,287

		2,033,487

		13,547,476

	Number of Shares	Value
Consumer, Non-cyclical — 21.0%
Biotechnology — 0.3%
Merrimack Pharmaceuticals, Inc. (a) (b)	49,620	$333,943

Commercial Services — 8.9%
KAR Auction Services, Inc.	76,320	1,745,438
Korn/Ferry International (a)	78,561	1,472,233
LifeLock, Inc. (a)	67,770	793,587
MAXIMUS, Inc.	12,435	926,159
Monro Muffler Brake, Inc. (b)	15,394	739,682
Robert Half International, Inc.	58,453	1,942,393
Team Health Holdings, Inc. (a)	29,930	1,229,225

		8,848,717

Foods — 1.6%
Flowers Foods, Inc.	72,915	1,607,776

Health Care – Products — 1.5%
Cepheid, Inc. (a)	16,840	579,633
Dexcom, Inc. (a)	38,029	853,751

		1,433,384

Health Care – Services — 4.4%
HealthSouth Corp. (a)	57,691	1,661,501
Vanguard Health Systems, Inc. (a)	53,640	1,112,493
WellCare Health Plans, Inc. (a)	27,763	1,542,235

		4,316,229

Household Products — 1.0%
Acco Brands Corp. (a)	153,490	976,196

Pharmaceuticals — 3.3%
Achillion Pharmaceuticals, Inc. (a)	39,349	321,875
Keryx Biopharmaceuticals, Inc. (a) (b)	60,650	453,055
Medivation, Inc. (a)	7,768	382,186
Questcor Pharmaceuticals, Inc.	11,052	502,424
Santarus, Inc. (a)	57,708	1,214,753
Sarepta Therapeutics, Inc. (a) (b)	10,820	411,701

		3,285,994

		20,802,239

Energy — 4.7%
Energy – Alternate Sources — 1.2%
Renewable Energy Group, Inc. (a)	85,239	1,212,951

Oil & Gas — 3.5%
CVR Energy, Inc. (c)	3,864	-
EPL Oil & Gas, Inc. (a)	67,738	1,988,788
Western Refining, Inc. (b)	50,360	1,413,605

		3,402,393

		4,615,344

The accompanying notes are an integral part of the financial statements.

37

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 25.7%
Banks — 3.9%
CapitalSource, Inc.	113,186	$1,061,685
FirstMerit Corp.	76,305	1,528,389
Webster Financial Corp.	49,530	1,271,930

		3,862,004

Diversified Financial — 3.9%
Financial Engines, Inc.	43,675	1,991,143
Ocwen Financial Corp. (a)	23,211	956,758
WisdomTree Investments, Inc. (a)	81,090	938,211

		3,886,112

Insurance — 1.3%
AmTrust Financial Services, Inc. (b)	34,649	1,236,969

Investment Companies — 2.1%
Home Loan Servicing Solutions Ltd.	88,320	2,117,030

Real Estate Investment Trusts (REITS) — 10.4%
Apollo Commercial Real Estate Finance, Inc.	73,537	1,167,768
Ares Commercial Real Estate Corp. (b)	30,067	385,158
Chatham Lodging Trust	58,010	996,612
Hatteras Financial Corp.	75,370	1,857,117
LaSalle Hotel Properties	84,315	2,082,580
Mid-America Apartment Communities, Inc.	24,288	1,645,998
Redwood Trust, Inc.	37,330	634,610
Starwood Property Trust, Inc.	63,693	1,576,402

		10,346,245

Savings & Loans — 4.1%
BankUnited, Inc.	40,159	1,044,536
First Niagara Financial Group, Inc.	154,610	1,556,923
Flagstar Bancorp, Inc. (a)	46,090	643,416
Oritani Financial Corp.	50,510	791,997

		4,036,872

		25,485,232

Industrial — 14.5%
Aerospace & Defense — 0.8%
BE Aerospace, Inc. (a)	12,048	759,988

Building Materials — 0.4%
Boise Cascade Co. (a)	17,580	446,708

Electrical Components & Equipment — 1.2%
General Cable Corp.	14,660	450,795
Greatbatch, Inc. (a)	23,745	778,599

		1,229,394

Electronics — 1.3%
Imax Corp. (a)	53,342	1,326,082

Engineering & Construction — 1.9%
AECOM Technology Corp. (a)	26,197	832,803

	Number of Shares	Value
KBR, Inc.	31,745	$1,031,712

		1,864,515

Environmental Controls — 1.7%
Waste Connections, Inc.	40,031	1,646,875

Hand & Machine Tools — 0.5%
Regal-Beloit Corp.	7,291	472,748

Machinery – Diversified — 1.1%
Wabtec Corp.	20,990	1,121,496

Packaging & Containers — 1.4%
Packaging Corporation of America	27,419	1,342,434

Transportation — 3.0%
Hub Group, Inc. Class A (a)	21,972	800,220
Old Dominion Freight Line, Inc. (a)	26,601	1,107,134
Swift Transportation Co. (a)	63,045	1,042,764

		2,950,118

Trucking & Leasing — 1.2%
The Greenbrier Cos., Inc. (a)	50,930	1,241,164

		14,401,522

Technology — 8.2%
Computers — 1.9%
Fortinet, Inc. (a)	67,665	1,184,138
j2 Global, Inc. (b)	17,761	755,020

		1,939,158

Semiconductors — 3.9%
Cavium, Inc. (a)	34,460	1,218,850
Semtech Corp. (a)	40,716	1,426,281
Skyworks Solutions, Inc. (a)	55,450	1,213,801

		3,858,932

Software — 2.4%
Guidewire Software, Inc. (a)	22,530	947,386
Servicenow, Inc. (a)	19,900	803,761
Splunk, Inc. (a)	13,616	631,238

		2,382,385

		8,180,475

Utilities — 1.2%
Gas — 0.6%
PAA Natural Gas Storage LP	26,635	560,401

Water — 0.6%
Aqua America, Inc.	18,732	586,124

		1,146,525

TOTAL COMMON STOCK (Cost $75,692,532)		97,436,768

TOTAL EQUITIES (Cost $75,692,532)		97,436,768

The accompanying notes are an integral part of the financial statements.

38

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Pharmaceuticals — 0.0%
Indevus Pharmaceuticals, Inc. (Escrow Shares) (a) (b) (c)	400	$-

TOTAL RIGHTS (Cost $0)		-

MUTUAL FUNDS — 4.5%
Diversified Financial — 4.5%
State Street Navigator Securities Lending Prime Portfolio (d)	4,474,959	4,474,959

TOTAL MUTUAL FUNDS (Cost $4,474,959)		4,474,959

TOTAL LONG-TERM INVESTMENTS (Cost $80,167,491)		101,911,727

	Principal Amount
SHORT-TERM INVESTMENTS —1.6%
Repurchase Agreement — 1.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/28/13, 0.010%, due 7/01/13 (e)	$1,607,942	1,607,942

TOTAL SHORT-TERM INVESTMENTS (Cost $1,607,942)		1,607,942

TOTAL INVESTMENTS — 104.5% (Cost $81,775,433) (f)		103,519,669

Other Assets/(Liabilities) — (4.5)%		(4,432,357)

NET ASSETS — 100.0%		$99,087,312

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2013, was $4,362,310. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2013, these securities amounted to a value of $0 or 0.00% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $1,607,944. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $1,640,850.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

39

MML Strategic Emerging Markets Fund – Portfolio of Investments

June 30, 2013 (Unaudited)

	Number of Shares	Value
EQUITIES — 95.4%

COMMON STOCK — 89.0%
Basic Materials — 1.5%
Iron & Steel — 1.5%
POSCO	2,729	$711,319

Communications — 12.2%
Internet — 1.2%
NHN Corp.	2,232	568,746

Media — 3.9%
Grupo Televisa SAB	48,300	240,467
Naspers Ltd.	14,582	1,072,086
Sun TV Network Ltd.	72,443	457,845

		1,770,398

Telecommunications — 7.1%
China Mobile Ltd.	82,500	859,534
Mobile TeleSystems Sponsored ADR (Russia)	41,472	785,480
MTN Group Ltd.	45,652	846,804
SK Telecom Co. Ltd.	3,969	729,405

		3,221,223

		5,560,367

Consumer, Cyclical — 3.4%
Auto Manufacturers — 0.9%
Hyundai Motor Co.	2,112	414,930

Automotive & Parts — 1.4%
Hyundai Mobis	2,640	628,559

Retail — 1.1%
Golden Eagle Retail Group Ltd.	373,000	495,575

		1,539,064

Consumer, Non-cyclical — 10.8%
Agriculture — 3.2%
British American Tobacco PLC	18,453	956,273
KT&G Corp.	7,942	515,133

		1,471,406

Beverages — 2.9%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	9,077	819,290
Arca Continental SAB de CV	69,700	534,257

		1,353,547

Commercial Services — 1.8%
CCR SA	66,911	530,766
Kroton Educacional SA	19,900	275,577

		806,343

Foods — 1.7%
Magnit OJSC GDR (Russia) (a) (b)	13,383	765,508

	Number of Shares	Value
Health Care – Products — 1.2%
Hengan International Group Co. Ltd.	50,500	$545,826

		4,942,630

Diversified — 2.0%
Holding Company – Diversified — 2.0%
Bidvest Group Ltd.	29,644	732,310
Koc Holding AS	35,731	171,149

		903,459

Energy — 9.3%
Oil & Gas — 9.3%
CNOOC Ltd.	701,000	1,177,560
Kunlun Energy Co. Ltd	304,000	536,408
LUKOIL OAO Sponsored ADR (Russia)	6,421	366,310
NovaTek OAO GDR (Russia) (a)	8,647	1,033,317
Petroleo Brasileiro SA Sponsored ADR (Brazil)	37,709	552,814
Sasol Ltd.	13,172	572,216

		4,238,625

Financial — 27.7%
Banks — 18.4%
Bank Zachodni WBK SA	5,631	473,320
China Construction Bank Corp. Class H	1,425,130	1,001,044
Grupo Financiero Santander Mexico SAB de CV Sponsored ADR Class B (Mexico) (b)	24,472	347,747
HDFC Bank Ltd. ADR (India)	28,300	1,025,592
ICICI Bank Ltd.	35,924	644,680
Industrial & Commercial Bank of China	1,432,175	895,105
Kasikornbank PCL Sponsored ADR (Thailand)	54,100	329,524
KB Financial Group, Inc.	30,153	899,577
Malayan Banking Bhd	126,400	416,013
OTP Bank PLC	11,305	237,247
Sberbank	336,725	946,791
State Bank of India	17,083	562,242
Turkiye Halk Bankasi AS	52,800	446,307
Turkiye Vakiflar Bankasi TAO	72,021	178,987

		8,404,176

Diversified Financial — 4.1%
Bolsa Mexicana de Valores SAB de CV	160,095	398,092
CITIC Securities Co. Ltd.	220,000	387,694
Mega Financial Holding Co. Ltd.	1,416,261	1,070,387

		1,856,173

The accompanying notes are an integral part of the financial statements.

40

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 2.6%
Ping An Insurance Group Co. of China Ltd. Class H	123,000	$819,311
Powszechny Zaklad Ubezpieczen SA	3,073	378,654

		1,197,965

Real Estate — 2.6%
Agile Property Holdings Ltd.	436,000	466,653
China Overseas Land & Investment Ltd.	286,000	738,637

		1,205,290

		12,663,604

Industrial — 10.2%
Building Materials — 2.5%
Anhui Conch Cement Co. Ltd. Class H	292,000	781,276
BBMG Corp.	625,000	382,224

		1,163,500

Electrical Components & Equipment — 1.0%
Bharat Heavy Electricals Ltd.	154,174	454,152

Electronics — 2.7%
Hon Hai Precision Industry Co. Ltd.	313,691	771,122
Kinsus Interconnect Technology Corp.	119,000	449,805

		1,220,927

Engineering & Construction — 4.0%
China Communications Construction Co. Ltd. Class H	646,000	503,696
Gamuda Bhd	190,900	285,700
Hyundai Engineering & Construction Co. Ltd.	9,270	452,127
Larsen & Toubro Ltd.	24,569	578,129

		1,819,652

		4,658,231

Technology — 11.9%
Semiconductors — 10.2%
Samsung Electronics Co., Ltd.	1,680	1,971,783
SK Hynix, Inc. (b)	24,220	660,322
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	111,861	2,049,293

		4,681,398

Software — 1.7%
Changyou.com Ltd. Sponsored ADR (Cayman Islands)	4,700	143,068
Tech Mahindra Ltd.	35,040	619,737

		762,805

		5,444,203

TOTAL COMMON STOCK (Cost $43,013,441)		40,661,502

	Number of Shares	Value
PREFERRED STOCK — 6.4%
Basic Materials — 1.5%
Mining — 1.5%
Vale SA Sponsored ADR (Brazil) 6.700%	58,022	$705,547

Communications — 0.9%
Telecommunications — 0.9%
Telefonica Brasil SA 8.370%	17,800	402,053

Consumer, Non-cyclical — 0.4%
Foods — 0.4%
Cia Brasileira de Distribuicao Grupo Pao de Acucar Class A 0.690%	4,000	178,547

Financial — 2.5%
Banks — 2.5%
Itau Unibanco Holding SA 3.310%	89,183	1,149,884

Utilities — 1.1%
Electric — 1.1%
Cia Energetica de Minas Gerais 23.030%	54,105	482,768

TOTAL PREFERRED STOCK (Cost $3,585,791)		2,918,799

TOTAL EQUITIES (Cost $46,599,232)		43,580,301

TOTAL LONG-TERM INVESTMENTS (Cost $46,599,232)		43,580,301

	Principal Amount
SHORT-TERM INVESTMENTS — 4.3%
Repurchase Agreement — 4.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/28/13, 0.010%, due 7/01/13 (c)	$1,971,563	1,971,563

TOTAL SHORT-TERM INVESTMENTS (Cost $1,971,563)		1,971,563

TOTAL INVESTMENTS — 99.7% (Cost $48,570,795) (d)		45,551,864

Other Assets/(Liabilities) — 0.3%		119,601

NET ASSETS — 100.0%		$45,671,465

Notes to Portfolio of Investments

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

41

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(a)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2013, these securities amounted to a value of $1,798,825 or 3.94% of net assets.
(b)	Non-income producing security.
(c)	Maturity value of $1,971,564. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $2,013,751.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

42

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

June 30, 2013 (Unaudited)

	MML China Fund	MML High Yield Fund
Assets:
Investments, at value (Note 2) (a)	$19,760,834	$110,901,475
Short-term investments, at value (Note 2) (b)	-	2,743,618

Total investments (c)	19,760,834	113,645,093

Foreign currency, at value (d)	41,719	-
Receivables from:
Investments sold	132,438	5,003,035
Investments sold on a when-issued basis (Note 2)	-	-
Collateral held for reverse repurchase agreements (Note 2)	-	-
Investment adviser (Note 3)	3,741	14,823
Fund shares sold	13	437
Variation margin on open futures contracts (Note 2)	-	-
Interest and dividends	301,727	1,910,988
Foreign tax receivable	-	-
Foreign taxes withheld	-	-

Total assets	20,240,472	120,574,376

Liabilities:
Payables for:
Investments purchased	100,274	1,240,558
Reverse repurchase agreements (Note 2)	-	-
Interest for reverse repurchase agreements (Note 2)	-	-
Fund shares repurchased	103	36,490
Interest and dividends	-	-
Investments purchased on a when-issued basis (Note 2)	-	1,115,000
Variation margin on open futures contracts (Note 2)	-	-
Securities on loan (Note 2)	298,856	-
Open swap agreements, at value (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	1,955	6,723
Affiliates (Note 3):
Investment management fees	16,436	55,401
Administration fees	3,913	13,849
Service fees	2,165	12,301
Due to custodian	8,289	-
Accrued expense and other liabilities	25,998	38,785

Total liabilities	457,989	2,519,107

Net assets	$19,782,483	$118,055,269

Net assets consist of:
Paid-in capital	$19,988,089	$109,774,491
Undistributed (accumulated) net investment income (loss)	396,747	2,140,440
Accumulated net realized gain (loss) on investments and foreign currency transactions	(628,692)	4,847,610
Net unrealized appreciation (depreciation) on investments and foreign currency translations	26,339	1,292,728

Net assets	$19,782,483	$118,055,269

(a) Cost of investments:	$19,734,388	$109,608,747
(b) Cost of short-term investments:	$-	$2,743,618
(c) Securities on loan with market value of:	$290,845	$-
(d) Cost of foreign currency:	$41,718	$-

The accompanying notes are an integral part of the financial statements.

44

MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund

$495,861,224	$146,581,070	$101,911,727	$43,580,301
155,110,808	73,912,756	1,607,942	1,971,563

650,972,032	220,493,826	103,519,669	45,551,864

-	-	-	11,328

5,119,846	570	537,229	-
-	7,827,843	-	-
16,304,586	-	-	-
-	-	-	5,783
33,021	86,197	9,839	1,026
-	6,699	-	-
1,855,003	1,079,622	193,910	239,561
-	-	-	8,807
-	-	-	730

674,284,488	229,494,757	104,260,647	45,819,099

1,067,951	-	463,549	52,481
307,077,844	-	-	-
71,965	-	-	-
183,757	22,251	110,999	6,568
-	2,288	-	-
-	14,811,345	-	-
12,243	-	-	-
-	-	4,474,959	-
-	119,631	-	-
48,747	13,977	22,606	3,118

159,361	65,902	49,095	37,876
-	16,448	-	9,018
38,735	13,137	3,680	5,339
97	-	-	-
58,472	39,224	48,447	33,234

308,719,172	15,104,203	5,173,335	147,634

$365,565,316	$214,390,554	$99,087,312	$45,671,465

$350,499,657	$213,402,122	$63,253,522	$50,567,009
3,235,603	639,075	1,487,522	295,811
3,215,841	(935,124)	12,602,032	(2,169,408)
8,614,215	1,284,481	21,744,236	(3,021,947)

$365,565,316	$214,390,554	$99,087,312	$45,671,465

$487,245,235	$145,712,198	$80,167,491	$46,599,232
$155,110,808	$73,912,756	$1,607,942	$1,971,563
$-	$-	$4,362,310	$-
$-	$-	$-	$11,325

45

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2013 (Unaudited)

	MML China Fund	MML High Yield Fund
Initial Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$16,670,045	$98,030,645

Shares outstanding (a)	1,668,047	9,048,118

Net asset value, offering price and redemption price per share	$9.99	$10.83

Service Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class I shares:
Net assets	$3,112,438	$20,024,624

Shares outstanding (a)	312,633	1,853,279

Net asset value, offering price and redemption price per share	$9.96	$10.80

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

46

MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund

$308,619,190	$-	$92,968,789	$-

28,840,116	-	8,805,942	-

$10.70	$-	$10.56	$-

$-	$193,527,568	$-	$37,854,519

-	19,327,747	-	4,029,736

$-	$10.01	$-	$9.39

$56,946,126	$-	$6,118,523	$-

5,342,616	-	584,498	-

$10.66	$-	$10.47	$-

$-	$20,862,986	$-	$7,816,946

-	2,086,548	-	828,787

$-	$10.00	$-	$9.43

47

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2013 (Unaudited)

	MML China Fund	MML High Yield Fund
Investment income (Note 2):
Dividends (a)	$388,532	$-
Interest	9	4,791,429
Securities lending net income	531	-

Total investment income	389,072	4,791,429

Expenses (Note 3):
Investment management fees	111,776	377,160
Custody fees	11,831	28,733
Interest expense	-	-
Audit fees	17,823	16,846
Legal fees	86	527
Proxy fees	518	518
Shareholder reporting fees	2,436	8,390
Trustees’ fees	697	4,381

	145,167	436,555
Administration fees:
Class II	22,249	80,678
Service Class I	4,365	13,612
Distribution and service fees:
Service Class	-	-
Service Class I	4,365	22,687

Total expenses	176,146	553,532
Expenses waived (Note 3):
Class II fees waived by adviser	(19,023)	(29,296)
Service Class I fees waived by adviser	(3,723)	(4,954)
Class II management fees waived	-	(53,757)
Service Class I management fees waived	-	(9,103)

Net expenses	153,400	456,422

Net investment income (loss)	235,672	4,335,007

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	1,014,545	4,705,265
Futures contracts	-	-
Swap agreements	-	-
Foreign currency transactions	(1,466)	-

Net realized gain (loss)	1,013,079	4,705,265

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(3,354,701)	(3,940,519)
Futures contracts	-	-
Swap agreements	-	-
Translation of assets and liabilities in foreign currencies	(108)	-

Net change in unrealized appreciation (depreciation)	(3,354,809)	(3,940,519)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(2,341,730)	764,746

Net increase (decrease) in net assets resulting from operations	$(2,106,058)	$5,099,753

(a) Net of withholding tax of:	$31,587	$-

The accompanying notes are an integral part of the financial statements.

48

MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund

$-	$-	$744,088	$669,158
4,918,162	1,866,951	17,721	88
-	-	40,661	1,138

4,918,162	1,866,951	802,470	670,384

1,075,664	377,122	305,824	265,035
32,715	17,086	9,647	32,443
399,979	-	-	-
17,078	17,125	16,508	21,210
945	689	732	260
518	518	518	518
23,118	10,899	6,055	4,126
13,194	5,580	2,739	1,768

1,563,211	429,019	342,023	325,360

-	84,204	-	52,514
-	10,076	-	10,590

76,976	-	6,717	-
-	25,191	-	10,590

1,640,187	548,490	348,740	399,054

-	(4,244)	-	(29,192)
-	(513)	-	(5,892)
-	-	-	-
-	-	-	-

1,640,187	543,733	348,740	363,970

3,277,975	1,323,218	453,730	306,414

7,856,195	121,019	9,073,696	(1,172,164)
2,259	20,811	-	-
-	(45,496)	-	-
-	-	-	(53,877)

7,858,454	96,334	9,073,696	(1,226,041)

(41,057,323)	(1,808,007)	7,301,550	(6,571,945)
(204)	559,930	-	-
-	(78,389)	-	-
-	-	-	23,626

(41,057,527)	(1,326,466)	7,301,550	(6,548,319)

(33,199,073)	(1,230,132)	16,375,246	(7,774,360)

$(29,921,098)	$93,086	$16,828,976	$(7,467,946)

$-	$-	$-	$82,875

49

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML China Fund
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$235,672	$163,172
Net realized gain (loss) on investment transactions	1,013,079	(600,301)
Net change in unrealized appreciation (depreciation) on investments	(3,354,809)	4,934,753

Net increase (decrease) in net assets resulting from operations	(2,106,058)	4,497,624

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	-	(47,570)
Service Class	-	-
Service Class I	-	-

Total distributions from net investment income	-	(47,570)

From net realized gains:
Initial Class	-	-
Class II	-	-
Service Class	-	-
Service Class I	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	-	47,570
Service Class	-	-
Service Class I	(105,156)	(234,347)

Increase (decrease) in net assets from fund share transactions	(105,156)	(186,777)

Total increase (decrease) in net assets	(2,211,214)	4,263,277
Net assets
Beginning of period	21,993,697	17,730,420

End of period	$19,782,483	$21,993,697

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$396,747	$161,075

Distributions in excess of net investment income included in net assets at end of period	$-	$-

The accompanying notes are an integral part of the financial statements.

50

MML High Yield Fund		MML Inflation-Protected and Income Fund
Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

$4,335,007	$8,046,639	$3,277,975	$11,392,562
4,705,265	3,510,037	7,858,454	11,487,874
(3,940,519)	5,689,041	(41,057,527)	5,568,877

5,099,753	17,245,717	(29,921,098)	28,449,313

-	-	-	(11,790,360)
(2,069,178)	(6,984,196)	-	-
-	-	-	(1,727,136)
(323,450)	(804,683)	-	-

(2,392,628)	(7,788,879)	-	(13,517,496)

-	-	(8,544,115)	(3,339,574)
(2,919,330)	(615,874)	-	-
-	-	(1,613,200)	(473,813)
(470,664)	(58,797)	-	-

(3,389,994)	(674,671)	(10,157,315)	(3,813,387)

-	-	(22,736,584)	(2,315,322)
(23,718,195)	43,794,246	-	-
-	-	(2,132,835)	17,080,358
3,565,181	8,403,640	-	-

(20,153,014)	52,197,886	(24,869,419)	14,765,036

(20,835,883)	60,980,053	(64,947,832)	25,883,466

138,891,152	77,911,099	430,513,148	404,629,682

$118,055,269	$138,891,152	$365,565,316	$430,513,148

$2,140,440	$198,061	$3,235,603	$-

$-	$-	$-	$(42,372)

51

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Short-Duration Bond Fund
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,323,218	$2,938,171
Net realized gain (loss) on investment transactions	96,334	1,493,878
Net change in unrealized appreciation (depreciation) on investments	(1,326,466)	1,270,512

Net increase (decrease) in net assets resulting from operations	93,086	5,702,561

Distributions to shareholders (Note 2):
From net investment income:
Class II	(881,744)	(3,282,541)
Service Class I	(97,611)	(308,974)

Total distributions from net investment income	(979,355)	(3,591,515)

From net realized gains:
Initial Class	-	-
Class II	(805,227)	(3,935,105)
Service Class	-	-
Service Class I	(100,157)	(370,381)

Total distributions from net realized gains	(905,384)	(4,305,486)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	29,069,408	(36,213,977)
Service Class	-	-
Service Class I	233,283	7,980,657

Increase (decrease) in net assets from fund share transactions	29,302,691	(28,233,320)

Total increase (decrease) in net assets	27,511,038	(30,427,760)
Net assets
Beginning of period	186,879,516	217,307,276

End of period	$214,390,554	$186,879,516

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$639,075	$295,212

Distributions in excess of net investment income included in net assets at end of period	$-	$-

The accompanying notes are an integral part of the financial statements.

52

MML Small Cap Equity Fund		MML Strategic Emerging Markets Fund
Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

$453,730	$956,039	$306,414	$228,383
9,073,696	13,397,395	(1,226,041)	(420,418)
7,301,550	1,811,649	(6,548,319)	4,945,261

16,828,976	16,165,083	(7,467,946)	4,753,226

-	-	-	(200,814)
-	-	-	(14,489)

-	-	-	(215,303)

-	(1,233,842)	-	-
-	-	-	-
-	(60,464)	-	-
-	-	-	-

-	(1,294,306)	-	-

(5,608,509)	(25,531,538)	-	-
-	-	(2,794,214)	25,493,489
647,488	908,826	-	-
-	-	252,623	475,021

(4,961,021)	(24,622,712)	(2,541,591)	25,968,510

11,867,955	(9,751,935)	(10,009,537)	30,506,433

87,219,357	96,971,292	55,681,002	25,174,569

$99,087,312	$87,219,357	$45,671,465	$55,681,002

$1,487,522	$1,033,792	$295,811	$-

$-	$-	$-	$(10,603)

53

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Cash Flows

For the Six Months Ended June 30, 2013 (Unaudited)

MML Inflation-Protected and Income Fund
Cash flows from operating activities:
Net increase in net assets resulting from operations	$(29,921,098)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(137,610,209)
Investments sold	168,146,115
Adjustments to the principal amount of inflation-indexed bonds	(1,664,179)
(Purchase) Sale of short-term investments, net	71,593,189
Amortization (accretion) of discount and premium, net	661,501
(Increase) Decrease in receivable from interest and dividends	523,622
Increase (Decrease) in payable from broker for collateral held for reverse repurchase agreements	(16,185,586)
Increase (Decrease) in payable for interest for reverse repurchase agreements	(72,489)
Increase (Decrease) in payable for Trustees’ fees and expenses	4,062
Increase (Decrease) in payable for investment management fees	(39,991)
Increase (Decrease) in payable for service fees	(1,565)
Increase (Decrease) in variation margin on futures contracts	12,024
Increase (Decrease) in payable for accrued expenses and other liabilities	(3,811)
Net change in unrealized (appreciation) depreciation on investments	41,057,323
Net realized (gain) loss from investments	(7,856,195)

Net cash provided by (used in) operating activities	88,642,713

Cash flows from (used in) financing activities:
Proceeds from shares sold	23,799,658
Payment on shares redeemed	(55,941,653)
Proceeds from reverse repurchase agreements	64,570,776
Repayment of reverse repurchase agreements	(120,977,893)

Net cash from (used in) financing activities	(88,549,112)

Net increase (decrease) in cash	93,601
Cash at beginning of year	(93,698)

Cash at end of year	$(97)

Non cash financing activities not included herein consist of reinvestment of all distributions in the amount of:	$10,157,315
Cash paid out for interest on reverse repurchase agreements	$472,468

The accompanying notes are an integral part of the financial statements.

54

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML China Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
06/30/13[r]	$11.04	$0.12	$(1.17)	$(1.05)	$-	$-	$-	$9.99	(9.51%	)[b]	$16,670	1.61%	[a]	1.40%	[a]	2.26%	[a]
12/31/12	8.82	0.08	2.17	2.25	(0.03)	-	(0.03)	11.04	25.56%		18,415	1.91%		1.40%		0.87%
12/31/11	11.28	0.00 [d]	(2.11)	(2.11)	-	(0.35)	(0.35)	8.82	(18.99%	)	14,667	1.75%		1.40%		0.04%
12/31/10	12.76	0.03	0.52	0.55	(0.10)	(1.93)	(2.03)	11.28	4.71%		158	1.72%		1.40%		0.22%
12/31/09[h]	8.45	0.02	4.29	4.31	(0.00)[d]	-	(0.00)[d]	12.76	51.01%	[b]	151	1.76%	[a]	1.40%	[a]	0.28%	[a]
Service Class I
06/30/13[r]	$11.01	$0.10	$(1.15)	$(1.05)	$-	$-	$-	$9.96	(9.63%	)[b]	$3,112	1.86%	[a]	1.65%	[a]	1.97%	[a]
12/31/12	8.79	0.06	2.16	2.22	-	-	-	11.01	25.56%		3,579	1.93%		1.65%		0.67%
12/31/11	11.26	0.04	(2.16)	(2.12)	-	(0.35)	(0.35)	8.79	(19.12%	)	3,064	1.98%		1.65%		0.32%
12/31/10	12.74	(0.00)[d]	0.52	0.52	(0.07)	(1.93)	(2.00)	11.26	4.42%		21,173	1.97%		1.65%		(0.02%	)
12/31/09	7.50	(0.02)	5.26	5.24	(0.00)[d]	-	(0.00)[d]	12.74	70.10%		19,266	2.08%		1.65%		(0.18%	)
12/31/08[g]	10.00	0.01	(2.50)	(2.49)	(0.01)	-	(0.01)	7.50	(24.98%	)[b]	11,486	3.85%	[a]	1.65%	[a]	0.56%	[a]

	Six months ended June 30, 2013[b,r]	Year ended December 31
		2012	2011	2010	2009	2008[b]
Portfolio turnover rate for all share classes	63%	146%	127%	145%	174%	64%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period August 27, 2008 (commencement of operations) through December 31, 2008.
h	For the period May 1, 2009 (commencement of operations) through December 31, 2009.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

55

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML High Yield Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
06/30/13[r]	$10.93	$0.38	$0.03	$0.41	$(0.21)	$(0.30)	$(0.51)	$10.83	3.68%	[b]	$98,031	0.84%	[a]	0.69%	[a]	6.93%	[a]
12/31/12	10.03	0.74	0.89	1.63	(0.67)	(0.06)	(0.73)	10.93	16.76%		122,192	0.86%		0.69%		7.01%
12/31/11	10.18	0.75	(0.15)	0.60	(0.75)	-	(0.75)	10.03	6.07%		70,558	0.84%		0.69%		7.28%
12/31/10[g]	10.00	0.48	0.18	0.66	(0.48)	-	(0.48)	10.18	6.79%	[b]	62,005	0.89%	[a]	0.69%	[a]	7.23%	[a]
Service Class I
06/30/13[r]	$10.91	$0.36	$0.03	$0.39	$(0.20)	$(0.30)	$(0.50)	$10.80	3.63%	[b]	$20,025	1.09%	[a]	0.94%	[a]	6.70%	[a]
12/31/12	10.01	0.72	0.89	1.61	(0.65)	(0.06)	(0.71)	10.91	16.53%		16,699	1.11%		0.94%		6.77%
12/31/11	10.17	0.72	(0.15)	0.57	(0.73)	-	(0.73)	10.01	5.77%		7,353	1.09%		0.94%		7.06%
12/31/10[g]	10.00	0.47	0.17	0.64	(0.47)	-	(0.47)	10.17	6.60%	[b]	2,010	1.14%	[a]	0.94%	[a]	7.03%	[a]

	Six months ended June 30, 2013[b,r]	Year ended December 31
		2012	2011	2010[b]
Portfolio turnover rate for all share classes	53%	95%	69%	72%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	Fund commenced operations on May 3, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

56

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

		Income (loss) from investment operations			Less distributions to shareholders
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]
Initial Class
06/30/13[r]	$11.86	$0.10	$(0.96)	$(0.86)	$-	$(0.30)	$-	$(0.30)	$10.70	(7.42%	)[b]
12/31/12	11.56	0.32	0.47	0.79	(0.38)	(0.11)	-	(0.49)	11.86	6.89%
12/31/11	10.71	0.51	0.90	1.41	(0.56)	-	-	(0.56)	11.56	13.49%
12/31/10	10.38	0.25	0.42	0.67	(0.34)	-	-	(0.34)	10.71	6.56%
12/31/09	9.53	0.14	0.91	1.05	(0.20)	-	-	(0.20)	10.38	11.17%
12/31/08	10.56	0.54	(0.95)	(0.41)	(0.51)	-	(0.11)	(0.62)	9.53	(4.36%	)
Service Class
06/30/13[r]	$11.83	$0.08	$(0.95)	$(0.87)	$-	$(0.30)	$-	$(0.30)	$10.66	(7.52%	)[b]
12/31/12	11.53	0.29	0.47	0.76	(0.35)	(0.11)	-	(0.46)	11.83	6.65%
12/31/11	10.69	0.45	0.92	1.37	(0.53)	-	-	(0.53)	11.53	13.15%
12/31/10	10.36	0.22	0.43	0.65	(0.32)	-	-	(0.32)	10.69	6.32%
12/31/09	9.51	0.23	0.80	1.03	(0.18)	-	-	(0.18)	10.36	10.87%
12/31/08[g]	10.62	(0.17)	(0.66)	(0.83)	(0.26)	-	(0.02)	(0.28)	9.51	(7.87%	)[b]

	Six months ended June 30, 2013[b,r]	Year ended December 31
		2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	24%	31%	35%	44%	41%	46%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
n	Includes interest expense.
o	Excludes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

58

Ratios / Supplemental Data
Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets[o]	Interest expenses to average daily net assets[p]	Ratio of expenses to average daily net assets[n]	Net investment income (loss) to average daily net assets

$308,619	0.59%[a]	0.21%[a]	0.80%[a]	1.72%[a]
365,094	0.60%	0.21%	0.81%	2.70%
357,595	0.60%	0.16%	0.76%	4.55%
395,893	0.59%	0.21%	0.80%	2.32%
424,682	0.61%	0.30%	0.91%	1.44%
405,288	0.60%	0.94%	1.54%	5.22%

$56,946	0.84%[a]	0.21%[a]	1.05%[a]	1.44%[a]
65,419	0.85%	0.21%	1.06%	2.44%
47,034	0.85%	0.16%	1.01%	4.04%
31,557	0.84%	0.21%	1.05%	2.06%
21,068	0.86%	0.30%	1.16%	2.29%
5,947	0.86%[a]	1.42%[a]	2.28%[a]	(4.70%)[a]

59

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Short-Duration Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
06/30/13[r]	$10.10	$0.07	$(0.06)	$0.01	$(0.05)	$(0.05)	$(0.10)	$10.01	0.12%	[b]	$193,528	0.56%	[a]	0.55%	[a]	1.43%	[a]
12/31/12	10.25	0.16	0.14	0.30	(0.20)	(0.25)	(0.45)	10.10	3.00%		166,054	0.58%		0.55%		1.58%
12/31/11	10.13	0.15	0.22	0.37	(0.17)	(0.08)	(0.25)	10.25	3.65%		204,222	0.55%		0.55%		1.49%
12/31/10[g]	10.00	0.12	0.16	0.28	(0.15)	-	(0.15)	10.13	2.84%	[b]	200,161	0.57%	[a]	0.55%	[a]	1.83%	[a]
Service Class I
06/30/13[r]	$10.09	$0.06	$(0.05)	$0.01	$(0.05)	$(0.05)	$(0.10)	$10.00	0.06%	[b]	$20,863	0.81%	[a]	0.80%	[a]	1.18%	[a]
12/31/12	10.24	0.14	0.14	0.28	(0.18)	(0.25)	(0.43)	10.09	2.77%		20,825	0.83%		0.80%		1.35%
12/31/11	10.13	0.13	0.21	0.34	(0.15)	(0.08)	(0.23)	10.24	3.32%		13,085	0.80%		0.80%		1.26%
12/31/10[g]	10.00	0.10	0.17	0.27	(0.14)	-	(0.14)	10.13	2.74%	[b]	6,225	0.82%	[a]	0.80%	[a]	1.48%	[a]

	Six months ended June 30, 2013[b,r]	Year ended December 31
		2012	2011	2010[b,q]
Portfolio turnover rate for all share classes	59%	322%	317%	214%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

60

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets

Initial Class
06/30/13[r]	$8.82	$0.05	$1.69	$1.74	$-	$-	$-	$10.56	19.65%	[b]	$92,969	0.73%	[a]	N/A	0.98%	[a]
12/31/12	7.57	0.09	1.29	1.38	-	(0.13)	(0.13)	8.82	18.39%		82,675	0.82%		N/A	1.09%
12/31/11	9.27	0.05	(0.32)	(0.27)	(0.09)	(1.34)	(1.43)	7.57	(2.17%	)	93,881	0.77%		N/A	0.59%
12/31/10	7.57	0.06	1.70	1.76	(0.06)	-	(0.06)	9.27	23.38%		130,680	0.76%		N/A	0.70%
12/31/09	5.57	0.03	2.00	2.03	(0.03)	-	(0.03)	7.57	36.55%		157,061	0.89%		N/A	0.50%
12/31/08	9.02	0.04	(3.49)	(3.45)	-	(0.00)[d]	(0.00)[d]	5.57	(38.23%	)	87,381	0.92%		0.91%	0.49%
Service Class
06/30/13[r]	$8.76	$0.04	$1.67	$1.71	$-	$-	$-	$10.47	19.50%	[b]	$6,119	0.98%	[a]	N/A	0.75%	[a]
12/31/12	7.53	0.08	1.28	1.36	-	(0.13)	(0.13)	8.76	18.09%		4,545	1.07%		N/A	0.96%
12/31/11	9.23	0.03	(0.32)	(0.29)	(0.07)	(1.34)	(1.41)	7.53	(2.41%	)	3,090	1.02%		N/A	0.37%
12/31/10	7.54	0.04	1.69	1.73	(0.04)	-	(0.04)	9.23	23.08%		2,805	1.01%		N/A	0.51%
12/31/09	5.55	0.02	1.99	2.01	(0.02)	-	(0.02)	7.54	36.22%		2,013	1.14%		N/A	0.28%
12/31/08[g]	8.64	0.02	(3.11)	(3.09)	-	(0.00)[d]	(0.00)[d]	5.55	(35.71%	)[b]	374	1.26%	[a]	N/A	1.03%	[a]

	Six months ended June 30, 2013[b,r]	Year ended December 31
		2012	2011	2010	2009[t]	2008
Portfolio turnover rate for all share classes	46%	92%	103%	62%	155%	118%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.
t	The portfolio turnover rate excludes merger activity.

The accompanying notes are an integral part of the financial statements.

61

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
06/30/13[r]	$10.91	$0.06	$(1.58)	$(1.52)	$-	$-	$-	$9.39	(13.93%	)[b]	$37,855	1.54%	[a]	1.40%	[a]	1.25%	[a]
12/31/12	9.43	0.06	1.47	1.53	(0.05)	-	(0.05)	10.91	16.20%		46,830	1.63%		1.40%		0.56%
12/31/11	13.31	0.03	(2.96)	(2.93)	(0.07)	(0.88)	(0.95)	9.43	(22.26%	)	17,992	1.70%		1.40%		0.28%
12/31/10	11.80	0.04	1.96	2.00	(0.04)	(0.45)	(0.49)	13.31	16.99%		180	1.65%		1.40%		0.37%
12/31/09[h]	7.70	0.04	4.11	4.15	(0.05)	-	(0.05)	11.80	54.06%	[b]	154	1.77%	[a]	1.40%	[a]	0.61%	[a]
Service Class I
06/30/13[r]	$10.97	$0.05	$(1.59)	$(1.54)	$-	$-	$-	$9.43	(14.04%	)[b]	$7,817	1.79%	[a]	1.65%	[a]	1.04%	[a]
12/31/12	9.48	0.03	1.48	1.51	(0.02)	-	(0.02)	10.97	15.91%		8,851	1.88%		1.65%		0.26%
12/31/11	13.32	0.11	(3.07)	(2.96)	(0.00)[d]	(0.88)	(0.88)	9.48	(22.44%	)	7,183	1.95%		1.65%		0.84%
12/31/10	11.82	0.01	1.95	1.96	(0.01)	(0.45)	(0.46)	13.32	16.75%		27,037	1.90%		1.65%		0.12%
12/31/09	6.61	0.04	5.19	5.23	(0.02)	-	(0.02)	11.82	79.18%		19,987	2.04%		1.65%		0.40%
12/31/08[g]	10.00	0.02	(3.41)	(3.39)	(0.00)[d]	-	(0.00)[d]	6.61	(33.86%	)[b]	10,495	3.72%	[a]	1.65%	[a]	0.61%	[a]

	Six months ended June 30, 2013[b,r]	Year ended December 31
		2012	2011	2010	2009	2008[b]
Portfolio turnover rate for all share classes	32%	62%	75%	45%	70%	27%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period August 27, 2008 (commencement of operations) through December 31, 2008.
h	For the period May 1, 2009 (commencement of operations) through December 31, 2009.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

62

Notes to Financial Statements (Unaudited)

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are six series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML China Fund (“China Fund”)

MML High Yield Fund (“High Yield Fund”)

MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MML Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MML Small Cap Equity Fund (formerly known as MML Small/Mid Cap Equity Fund) (“Small Cap Equity Fund”)

MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each share class of a fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors,

63

Notes to Financial Statements (Unaudited) (Continued)

such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

64

Notes to Financial Statements (Unaudited) (Continued)

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The High Yield Fund and Inflation-Protected and Income Fund characterized all investments at Level 2, as of June 30, 2013. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of June 30, 2013, for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
China Fund
Equities
Common Stock
Basic Materials	$-	$403,314	$-	$403,314
Communications	-	2,094,274	-	2,094,274

65

Notes to Financial Statements (Unaudited) (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
China Fund (Continued)
Consumer, Cyclical	$-	$1,453,501	$-	$1,453,501
Consumer, Non-cyclical	-	1,370,231	-	1,370,231
Energy	-	2,750,197	-	2,750,197
Financial	-	6,671,673	-	6,671,673
Industrial	298,039	3,560,400	-	3,858,439
Technology	225,146	388,281	-	613,427
Utilities	-	246,922	-	246,922

Total Common Stock	523,185	18,938,793	-	19,461,978

Total Equities	523,185	18,938,793	-	19,461,978

Total Mutual Funds	298,856	-	-	298,856

Total Long-Term Investments	822,041	18,938,793	-	19,760,834

Total Investments	$822,041	$18,938,793	$-	$19,760,834

Short-Duration Bond Fund
Bonds & Notes
Total Corporate Debt	$-	$82,496,885	$-	$82,496,885

Total Municipal Obligations	-	1,142,708	-	1,142,708

Non-U.S. Government Agency Obligations
Automobile ABS	-	7,355,370	-	7,355,370
Commercial MBS	-	9,723,109	-	9,723,109
Home Equity ABS	-	6,515,085	-	6,515,085
Manufactured Housing ABS	-	106,782	-	106,782
Other ABS	-	7,136,812	430,230	7,567,042
Student Loans ABS	-	7,591,764	-	7,591,764
WL Collateral CMO	-	711,226	-	711,226
WL Collateral PAC	-	197,177	-	197,177

Total Non-U.S. Government Agency Obligations	-	39,337,325	430,230	39,767,555

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	61,971	-	61,971
Pass-Through Securities	-	10,123,593	-	10,123,593

Total U.S. Government Agency Obligations and Instrumentalities	-	10,185,564	-	10,185,564

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	12,988,358	-	12,988,358

Total U.S. Treasury Obligations	-	12,988,358	-	12,988,358

Total Bonds & Notes	-	146,150,840	430,230	146,581,070

Total Long-Term Investments	-	146,150,840	430,230	146,581,070

Total Short-Term Investments	-	73,912,756	-	73,912,756

Total Investments	$-	$220,063,596	$430,230	$220,493,826

66

Notes to Financial Statements (Unaudited) (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Small Cap Equity Fund
Equities
Common Stock
Basic Materials	$7,093,758	$-	$-		$7,093,758
Communications	2,164,197	-	-		2,164,197
Consumer, Cyclical	13,547,476	-	-		13,547,476
Consumer, Non-cyclical	20,802,239	-	-		20,802,239
Energy	4,615,344	-	-	+	4,615,344
Financial	25,485,232	-	-		25,485,232
Industrial	14,401,522	-	-		14,401,522
Technology	8,180,475	-	-		8,180,475
Utilities	1,146,525	-	-		1,146,525

Total Common Stock	97,436,768	-	-		97,436,768

Total Equities	97,436,768	-	-		97,436,768

Total Mutual Funds	4,474,959	-	-		4,474,959

Rights
Consumer, Non-cyclical	-	-	-	+	-

Total Rights	-	-	-		-

Total Long-Term Investments	101,911,727	-	-		101,911,727

Total Short-Term Investments	-	1,607,942	-		1,607,942

Total Investments	$101,911,727	$1,607,942	$-		$103,519,669

Strategic Emerging Markets Fund
Equities
Common Stock
Basic Materials	$-	$711,319	$-		$711,319
Communications	1,025,947	4,534,420	-		5,560,367
Consumer, Cyclical	-	1,539,064	-		1,539,064
Consumer, Non-cyclical	2,119,055	2,823,575	-		4,942,630
Diversified	-	903,459	-		903,459
Energy	1,586,131	2,652,494	-		4,238,625
Financial	1,771,431	10,892,173	-		12,663,604
Industrial	-	4,658,231	-		4,658,231
Technology	2,192,361	3,251,842	-		5,444,203

Total Common Stock	8,694,925	31,966,577	-		40,661,502

Preferred Stock
Basic Material	705,547	-	-		705,547
Communications	-	402,053	-		402,053
Consumer, Non-cyclical	-	178,547	-		178,547
Financial	-	1,149,884	-		1,149,884
Utilities	-	482,768	-		482,768

Total Preferred Stock	705,547	2,213,252	-		2,918,799

Total Equities	9,400,472	34,179,829	-		43,580,301

Total Long-Term Investments	9,400,472	34,179,829	-		43,580,301

Total Short-Term Investments	-	1,971,563	-		1,971,563

Total Investments	$9,400,472	$36,151,392	$-		$45,551,864

+	Represents security at $0 value as of June 30, 2013.

67

Notes to Financial Statements (Unaudited) (Continued)

The following is the aggregate value by input level, as of June 30, 2013, for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Inflation-Protected and Income Fund
Futures Contracts
Interest Rate Risk	$9,379	$-	$-	$9,379
Short-Duration Bond Fund
Futures Contracts
Interest Rate Risk	571,859	-	-	571,859

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Inflation-Protected and Income Fund
Futures Contracts
Interest Rate Risk	$(11,153)	$-	$-	$(11,153)
Short-Duration Bond Fund
Swap Agreements
Credit Risk	-	(119,631)	-	(119,631)

The following table shows Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of June 30, 2013.

Statements of Assets and Liabilities location:	High Yield Fund	Inflation-Protected and Income Fund	Short-Duration Bond Fund	China Fund	Small Cap Equity Fund
Receivables from:
Investments sold on a when-issued basis			X
Collateral held for reverse repurchase agreements		X

Payables for:
Reverse repurchase agreements		X
Investments purchased on a when-issued basis	X		X
Securities on loan				X	X

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended June 30, 2013. The Funds recognize transfers between the Levels as of the beginning of the year.

68

Notes to Financial Statements (Unaudited) (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/12		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 6/30/13		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 6/30/13
Inflation-Protected and Income Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government Agency Obligations
Other ABS	$2,630,208		$-	$(29,409)	$24,867	$-	$(1,305,666)	$-	$(1,320,000	)**	$-		$-

Short-Duration Bond Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government Agency Obligations
Other ABS†	$205,245		$-	$-	$14,985	$-	$-	$-	$-		$220,230		$14,985
Other ABS	608,260		-	(3,216)	1,974	210,000	(357,018)	-	(250,000	)**	210,000		-

	$813,505		$-	$(3,216)	$16,959	$210,000	$(357,018)	$-	$(250,000)		$430,230		$14,985

Small Cap Equity Fund
Long-Term Investments
Equities
Common Stock
Energy	$-	***	$-	$-	$-	$-	$-	$-	$-		$-	††	$-
Rights
Consumer, Non-Cyclical	4		-	-	(4)	-	-	-	-		-	††	(4)

	$4		$-	$-	$(4)	$-	$-	$-	$-		$-		$(4)

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as a result of securities receiving a price directly from a pricing service rather than being fair valued.
***	Represents security at $0 value as of December 31, 2012.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
††	Represents security at $0 value as of June 30, 2013.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the period ended June 30, 2013, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

69

Notes to Financial Statements (Unaudited) (Continued)

Type of Derivative and Objective for Use	Inflation-Protected and Income Fund	Short-Duration Bond Fund	Small Cap Equity Fund	Strategic Emerging Markets Fund
Futures Contracts*
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M
Credit Default Swaps (Protection Buyer)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Income		A
Substitution for Direct Investment		A
Intention to Create Investment Leverage in Portfolio		M

Rights and Warrants
Result of a Corporate Action			A	A

*	Includes any options purchased or written on futures contracts, if applicable.

At June 30, 2013, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Inflation-Protected and Income Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$9,379	$9,379

Liability Derivatives
Futures Contracts^^	$-	$-	$(11,153)	$(11,153)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$2,259	$2,259

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$(204)	$(204)

Number of Contracts, Notional Amounts or Shares/Units†
Futures	-	-	30	30

Short-Duration Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$571,859	$571,859

Liability Derivatives
Swap Agreements^	$(119,631)	$-	$-	$(119,631)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$20,811	$20,811
Swap Agreements	(45,496)	-	-	(45,496)

Total Realized Gain (Loss)	$(45,496)	$-	$20,811	$(24,685)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$559,930	$559,930
Swap Agreements	(78,389)	-	-	(78,389)

Total Change in Appreciation (Depreciation)	$(78,389)	$-	$559,930	$481,541

70

Notes to Financial Statements (Unaudited) (Continued)

	Credit Risk	Equity Risk		Interest Rate Risk	Total
Short-Duration Bond Fund (Continued)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-		194	194
Swap Agreements	$9,150,000	$-		$-	$9,150,000

Small Cap Equity Fund
Asset Derivatives
Rights*	$-	$-	+	$-	$-

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	400		-	400

Strategic Emerging Markets Fund
Realized Gain (Loss)#
Rights	$-	$40		$-	$40

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	5		-	5

*	Statements of Assets and Liabilities location: Investments, at value.
^	Statements of Assets and Liabilities location: Payables for: open swap agreements, at value.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for swap agreements, or shares/units outstanding for rights, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended June 30, 2013.
+	Represents security at $0 value as of June 30, 2013.

The following table presents the Fund(s) derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of June 30, 2013.

Counterparty	Gross Liabilities in Statements of Assets and Liabilities	Derivative Assets/(Liabilities) Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities**
Short-Duration Bond Fund
Barclays Bank PLC	$119,631	$-	$-	$119,631

**	Represents the net amount payable to the counterparty in the event of default.

The Small Cap Equity Fund had no change in appreciation (depreciation) and no realized gain (loss) on rights during the period ended June 30, 2013.

Further details regarding the derivatives and other investments held by the Funds during the period ended June 30, 2013, are discussed below.

71

Notes to Financial Statements (Unaudited) (Continued)

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at June 30, 2013:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Inflation-Protected and Income Fund
SELLS
7	Ultra Long U.S. Treasury Bond	9/19/13	$(1,031,188)	$(11,082)
6	U.S. Treasury Long Bond	9/19/13	(815,062)	(71)
28	U.S. Treasury Note 2 Year	9/30/13	(6,160,000)	9,379

				$(1,774)

Short-Duration Bond Fund
SELLS
106	U.S. Treasury Note 10 Year	9/19/13	$(13,415,625)	$398,928
81	U.S. Treasury Note 5 Year	9/30/13	(9,804,797)	169,922
10	U.S. Treasury Note 2 Year	9/30/13	(2,200,000)	3,009

				$571,859

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

72

Notes to Financial Statements (Unaudited) (Continued)

A Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at June 30, 2013. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Short-Duration Bond Fund
Credit Default Swaps
$5,000,000	USD	6/20/17	Barclays Bank PLC	Buy	(1.000)%	CDX.NA.IG.18†	$(75,406)	$6,761	$(68,645)
2,350,000	USD	6/20/17	Barclays Bank PLC	Buy	(1.000)%	CDX.NA.IG.18†	(54,464)	22,199	(32,265)
1,800,000	USD	12/20/17	Barclays Bank PLC	Buy	(1.000)%	CDX.NA.IG.19†	(26,380)	7,659	(18,721)

							(156,250)	36,619	(119,631)

USD	U.S. Dollar
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

73

Notes to Financial Statements (Unaudited) (Continued)

Rights and Warrants

A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan,

74

Notes to Financial Statements (Unaudited) (Continued)

the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At June 30, 2013, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Reverse repurchase agreements generally create investment leverage. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

The Fund(s) listed in the following table had open reverse repurchase agreements at June 30, 2013:

Description	Value
Inflation-Protected and Income Fund
Agreement with Banque Paribas, dated 4/04/13, 0.220%, to be repurchased on demand until 7/09/13 at value plus accrued interest.	$14,107,000
Agreement with Banque Paribas, dated 4/10/13, 0.220%, to be repurchased on demand until 7/10/13 at value plus accrued interest.	6,456,000
Agreement with Banque Paribas, dated 4/25/13, 0.190%, to be repurchased on demand until 7/25/13 at value plus accrued interest.	3,611,000
Agreement with Banque Paribas, dated 5/01/13, 0.180%, to be repurchased on demand until 7/25/13 at value plus accrued interest.	2,823,000
Agreement with Banque Paribas, dated 5/15/13, 0.170%, to be repurchased on demand until 8/15/13 at value plus accrued interest.	6,178,000
Agreement with Banque Paribas, dated 6/05/13, 0.170%, to be repurchased on demand until 9/05/13 at value plus accrued interest.	29,353,000

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Notes to Financial Statements (Unaudited) (Continued)

Description	Value
Agreement with Banque Paribas, dated 6/13/13, 0.170%, to be repurchased on demand until 9/13/13 at value plus accrued interest.	$10,624,000
Agreement with Barclays Bank PLC, dated 6/26/13, 0.160%, to be repurchased on demand until 9/20/13 at value plus accrued interest.	14,097,500
Agreement with Daiwa Securities, dated 5/28/13, 0.180%, to be repurchased on demand until 7/26/13 at value plus accrued interest.	6,668,750
Agreement with Deutsche Bank AG, dated 4/10/13, 0.210%, to be repurchased on demand until 7/10/13 at value plus accrued interest.	12,408,959
Agreement with Deutsche Bank AG, dated 4/24/13, 0.200%, to be repurchased on demand until 7/24/13 at value plus accrued interest.	10,107,109
Agreement with Deutsche Bank AG, dated 6/13/13, 0.180%, to be repurchased on demand until 9/12/13 at value plus accrued interest.	16,246,681
Agreement with Deutsche Bank AG, dated 6/19/13, 0.170%, to be repurchased on demand until 9/19/13 at value plus accrued interest.	2,765,170
Agreement with Goldman Sachs & Co., dated 4/26/13, 0.200%, to be repurchased on demand until 7/26/13 at value plus accrued interest.	21,109,267
Agreement with Goldman Sachs & Co., dated 5/09/13, 0.210%, to be repurchased on demand until 8/13/13 at value plus accrued interest.	16,022,938
Agreement with Goldman Sachs & Co., dated 5/23/13, 0.180%, to be repurchased on demand until 8/21/13 at value plus accrued interest.	8,441,434
Agreement with Goldman Sachs & Co., dated 6/19/13, 0.190%, to be repurchased on demand until 8/21/13 at value plus accrued interest.	2,621,051
Agreement with HSBC Finance Corp., dated 4/10/13, 0.190%, to be repurchased on demand until 7/10/13 at value plus accrued interest.	19,072,719
Agreement with HSBC Finance Corp., dated 4/25/13, 0.180%, to be repurchased on demand until 7/25/13 at value plus accrued interest.	22,677,000
Agreement with HSBC Finance Corp., dated 5/01/13, 0.190%, to be repurchased on demand until 7/25/13 at value plus accrued interest.	10,996,250
Agreement with HSBC Finance Corp., dated 5/15/13, 0.170%, to be repurchased on demand until 8/14/13 at value plus accrued interest.	1,205,000
Agreement with HSBC Finance Corp., dated 6/07/13, 0.160%, to be repurchased on demand until 9/06/13 at value plus accrued interest.	6,237,500
Agreement with HSBC Finance Corp., dated 6/12/13, 0.170%, to be repurchased on demand until 9/12/13 at value plus accrued interest.	27,861,000
Agreement with HSBC Finance Corp., dated 6/26/13, 0.150%, to be repurchased on demand until 7/10/13 at value plus accrued interest.	6,450,000
Agreement with HSBC Finance Corp., dated 6/26/13, 0.150%, to be repurchased on demand until 9/12/13 at value plus accrued interest.	1,267,125
Agreement with Morgan Stanley, dated 5/14/13, 0.170%, to be repurchased on demand until 8/14/13 at value plus accrued interest.	17,800,179
Agreement with Morgan Stanley, dated 5/15/13, 0.170%, to be repurchased on demand until 8/14/13 at value plus accrued interest.	8,737,399
Agreement with Morgan Stanley, dated 6/06/13, 0.190%, to be repurchased on demand until 9/06/13 at value plus accrued interest.	1,132,813

$307,077,844

Average balance outstanding	$341,311,337
Maximum balance outstanding	$363,484,960
Average interest rate	0.24%
Weighted average maturity	49 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

76

Notes to Financial Statements (Unaudited) (Continued)

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, forward commitment, or TBA basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, forward commitment, or TBA transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

Securities Lending

Each Fund may lend its securities to qualified brokers, under the terms of a master netting agreement. Securities lending cannot exceed 33% of the total assets of the Fund taken at current value.

The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities.

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Notes to Financial Statements (Unaudited) (Continued)

The Funds employ an agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or borrower, respectively. For the period ended June 30, 2013, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
China Fund	$665	$134	$531
Small Cap Equity Fund	50,897	10,236	40,661
Strategic Emerging Markets Fund	1,428	290	1,138

	$52,990	$10,660	$42,330

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

Each of the China Fund and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to

78

Notes to Financial Statements (Unaudited) (Continued)

securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and annually for the China Fund, Small Cap Equity Fund, and Strategic Emerging Markets Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

China Fund	1.05%
High Yield Fund	0.60% on the first $300 million; and
0.575% on any excess over $300 million
Inflation-Protected and Income Fund	0.60% on the first $100 million;
0.55% on the next $200 million;
0.50% on the next $200 million; and
0.45% on any excess over $500 million
Short-Duration Bond Fund	0.40% on the first $300 million; and
0.35% on any excess over $300 million
Small Cap Equity Fund	0.65% on the first $100 million;
0.60% on the next $100 million;
0.55% on the next $300 million; and
0.50% on any excess over $500 million
Strategic Emerging Markets Fund	1.05% on the first $500 million; and
1.00% on any excess over $500 million

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC,

79

Notes to Financial Statements (Unaudited) (Continued)

a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

High Yield Fund	0.20%
Inflation-Protected and Income Fund	0.08%
Short-Duration Bond Fund	0.08%

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MassMutual has entered into investment subadvisory agreements with Baring International Investment Ltd. (“Baring”), an indirect wholly-owned subsidiary of MassMutual Holdings (Bermuda) Ltd., itself an indirect wholly-owned subsidiary of MassMutual Holding LLC, on behalf of certain Funds. These agreements provide that Baring manage the investment and reinvestment of the assets of these Funds. Baring receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

China Fund	0.65%
Strategic Emerging Markets Fund	0.65%

In addition, Baring Asset Management (Asia) Limited (“Baring Asia”) serves as a sub-subadviser for the China Fund. Baring Asia is also an indirect, wholly-owned subsidiary of MassMutual. The appointment of Baring Asia as a sub-subadviser to the Fund does not relieve Baring of any obligation or liability to the Fund that it would otherwise have pursuant to the investment subadvisory agreement between MassMutual and Baring with respect to the Fund, and any and all acts and omissions of Baring Asia in respect of the Fund shall be considered the acts and omissions of Baring. Baring will pay Baring Asia an amount to be determined by Baring and Baring Asia from time to time, such amount not to exceed the amount paid by MassMutual to Baring under the China Fund’s investment subadvisory agreement.

MassMutual has entered into an investment subadvisory agreement with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Small Cap Equity Fund. This agreement provides that OFI manage the investment and reinvestment of the assets of the Fund. OFI receives a subadvisory fee from MassMutual, based upon the Fund’s average daily net assets, at the following annual rate:

Small Cap Equity Fund	0.25%

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Administration Fees

For the China Fund, High Yield Fund, Short-Duration Bond Fund, and Strategic Emerging Markets Fund under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services,

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Notes to Financial Statements (Unaudited) (Continued)

MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
China Fund	0.25%	0.25%
High Yield Fund	0.15%	0.15%
Short-Duration Bond Fund	0.10%	0.10%
Strategic Emerging Markets Fund	0.25%	0.25%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
China Fund*	1.40%	1.65%
High Yield Fund*	0.69%	0.94%
Short-Duration Bond Fund*	0.55%	0.80%
Strategic Emerging Markets Fund*	1.40%	1.65%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2014.

MassMutual has agreed to waive, through April 30, 2014, 0.10% of the management fee for the High Yield Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

81

Notes to Financial Statements (Unaudited) (Continued)

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2013, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
China Fund	$-	$13,513,221	$-	$13,748,835
High Yield Fund	-	65,513,379	-	86,244,481
Inflation-Protected and Income Fund	63,888,107	65,436,657	94,482,262	68,319,110
Short-Duration Bond Fund	61,240,520	40,146,251	54,600,471	21,496,374
Small Cap Equity Fund	-	42,997,195	-	47,688,213
Strategic Emerging Markets Fund	-	15,912,941	-	20,190,955

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

China Fund Class II
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	5,221	47,570
Redeemed	-	-	-	-

Net increase (decrease)	-	$-	5,221	$47,570

China Fund Service Class I
Sold	34,132	$373,431	54,644	$522,670
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(46,484)	(478,587)	(78,100)	(757,017)

Net increase (decrease)	(12,352)	$(105,156)	(23,456)	$(234,347)

High Yield Fund Class II
Sold	559,090	$6,180,623	4,295,249	$45,410,020
Issued as reinvestment of dividends	458,925	4,988,508	717,313	7,600,070
Redeemed	(3,150,550)	(34,887,326)	(869,437)	(9,215,844)

Net increase (decrease)	(2,132,535)	$(23,718,195)	4,143,125	$43,794,246

High Yield Fund Service Class I
Sold	444,446	$4,934,326	998,017	$10,526,211
Issued as reinvestment of dividends	73,190	794,114	81,436	863,480
Redeemed	(195,277)	(2,163,259)	(283,066)	(2,986,051)

Net increase (decrease)	322,359	$3,565,181	796,387	$8,403,640

Inflation-Protected and Income Fund Initial Class
Sold	1,560,628	$18,011,519	4,725,849	$55,309,165
Issued as reinvestment of dividends	740,391	8,544,115	1,293,455	15,129,934
Redeemed	(4,249,231)	(49,292,218)	(6,164,593)	(72,754,421)

Net increase (decrease)	(1,948,212)	$(22,736,584)	(145,289)	$(2,315,322)

82

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Inflation-Protected and Income Fund Service Class
Sold	261,912	$3,018,380	1,814,389	$21,341,346
Issued as reinvestment of dividends	140,278	1,613,200	188,528	2,200,949
Redeemed	(590,901)	(6,764,415)	(550,130)	(6,461,937)

Net increase (decrease)	(188,711)	$(2,132,835)	1,452,787	$17,080,358

Short-Duration Bond Fund Class II
Sold	4,612,007	$46,490,260	1,507,641	$15,238,403
Issued as reinvestment of dividends	168,025	1,686,971	716,871	7,217,646
Redeemed	(1,891,711)	(19,107,823)	(5,715,587)	(58,670,026)

Net increase (decrease)	2,888,321	$29,069,408	(3,491,075)	$(36,213,977)

Short-Duration Bond Fund Service Class I
Sold	457,533	$4,613,695	1,211,284	$12,293,896
Issued as reinvestment of dividends	19,718	197,768	67,524	679,355
Redeemed	(453,977)	(4,578,180)	(493,240)	(4,992,594)

Net increase (decrease)	23,274	$233,283	785,568	$7,980,657

Small Cap Equity Fund Initial Class
Sold	269,374	$2,671,453	933,537	$7,795,267
Issued as reinvestment of dividends	-	-	146,105	1,233,842
Redeemed	(832,976)	(8,279,962)	(4,118,476)	(34,560,647)

Net increase (decrease)	(563,602)	$(5,608,509)	(3,038,834)	$(25,531,538)

Small Cap Equity Fund Service Class
Sold	92,624	$917,853	171,594	$1,432,841
Issued as reinvestment of dividends	-	-	7,206	60,464
Redeemed	(26,962)	(270,365)	(70,311)	(584,479)

Net increase (decrease)	65,662	$647,488	108,489	$908,826

Strategic Emerging Markets Fund Class II
Sold	62,499	$680,700	4,217,935	$44,756,716
Issued as reinvestment of dividends	-	-	18,577	200,814
Redeemed	(323,768)	(3,474,914)	(1,852,886)	(19,464,041)

Net increase (decrease)	(261,269)	$(2,794,214)	2,383,626	$25,493,489

Strategic Emerging Markets Fund Service Class I
Sold	117,874	$1,230,503	231,239	$2,325,312
Issued as reinvestment of dividends	-	-	1,334	14,485
Redeemed	(95,840)	(977,880)	(183,457)	(1,864,776)

Net increase (decrease)	22,034	$252,623	49,116	$475,021

83

Notes to Financial Statements (Unaudited) (Continued)

6.	Federal Income Tax Information

At June 30, 2013, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
China Fund	$19,734,338	$1,543,374	$(1,516,928)	$26,446
High Yield Fund	112,352,365	3,070,358	(1,777,630)	1,292,728
Inflation-Protected and Income Fund	642,356,043	22,628,371	(14,012,382)	8,615,989
Short-Duration Bond Fund	219,624,954	2,793,545	(1,924,673)	868,872
Small Cap Equity Fund	81,775,433	22,915,138	(1,170,902)	21,744,236
Strategic Emerging Markets Fund	48,570,795	2,021,304	(5,040,235)	(3,018,931)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2012, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2015	Expiring 2016
Small Cap Equity Fund	$1,967,580	$5,154,680

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

At December 31, 2012, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Long Term Capital Loss Carryforward	Short Term Capital Loss Carryforward
China Fund	$313,965	$826,265
Strategic Emerging Markets Fund	-	555,837

The Strategic Emerging Markets Fund elected to defer to the fiscal year beginning January 1, 2013, late year ordinary losses in the amount of $7,338.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

84

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2012, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
China Fund	$47,570	$-	$-
High Yield Fund	8,370,167	93,383	-
Inflation-Protected and Income Fund	13,374,582	3,956,301	-
Short-Duration Bond Fund	7,699,514	197,487	-
Small Cap Equity Fund	-	1,294,306	-
Strategic Emerging Markets Fund	208,516	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2012:

Amount
China Fund	$35,389
Strategic Emerging Markets Fund	108,806

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2012, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, swap agreements, premium amortization accruals, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
China Fund	$162,677	$(1,140,230)	$(1,601)	$2,879,606
High Yield Fund	1,931,849	1,660,759	(4,558)	5,375,597
Inflation-Protected and Income Fund	-	10,157,306	(42,372)	45,029,138
Short-Duration Bond Fund	931,709	199,546	(6,359)	1,655,189
Small Cap Equity Fund	1,874,016	3,255,071	(21,167)	13,896,894
Strategic Emerging Markets Fund	-	(555,837)	(9,570)	3,137,809

The Funds did not have any unrecognized tax benefits at June 30, 2013, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended June 30, 2013, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

85

Notes to Financial Statements (Unaudited) (Continued)

8.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Small Cap Equity Fund, plus interest and the Official Committee’s court costs, is approximately $93,500.

The Fund cannot predict the outcome of this proceeding. If the proceeding were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

9.	New Accounting Pronouncements

On June 7, 2013, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-08, Financial Services—Investment Companies (Topic 946): “Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”). ASU 2013-08 sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

10.	Subsequent Events

In preparation of these financial statements management has evaluated the events and transactions subsequent to June 30, 2013, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

86

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2013, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the China Fund, High Yield Fund, Inflation-Protected and Income Fund, Short-Duration Bond Fund, Small Cap Equity Fund, and Strategic Emerging Markets Fund. In preparation for the meetings, the Trustees requested, and MassMutual and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MassMutual discussing the nature and quality of the services it provides as investment manager to the Funds; (ii) a profitability analysis prepared by MassMutual; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative management fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MassMutual and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MassMutual provides to the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the capabilities of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MassMutual provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibility for providing services to the respective Fund and the fees payable to each subadviser by MassMutual. MassMutual reviewed with the Committee in detail the work MassMutual does in its oversight, administrative, and shareholder servicing roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MassMutual responded to Committee members’ questions and provided additional information concerning each Fund.

87

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for each Fund. (References to any one-year or three-year period below are to periods ended December 31, 2012. The three-year period does not apply for any Fund that does not yet have a three-year performance history. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that, in the case of the Small Cap Equity and China Funds, expense information showed the Funds to be in the first and second quartiles, respectively, of their peer groups (favorable), and performance information showed the Funds to have had first and second quartile investment performance in their performance categories for the most recent one- and three-year periods, respectively. They also noted, in respect of the China Fund, that there are only a limited number of China funds to compare, and that they differ as to, for example, their definitions of China and Chinese securities and as to their levels of risk. The Committee also noted that the High Yield Fund had achieved performance in the first comparative quartile for the one-year period, but did not yet have a three-year performance record, and that the Fund’s expenses were in the first comparative quartile.

The Committee considered information regarding the other Funds, which had underperformed in recent periods compared to their peers.

•	Short-Duration Bond Fund – The Committee considered that the Fund is recently organized, and has a one-year performance record in the third comparative quartile. The Committee considered statements by MassMutual that the Fund underperformed in large part from a relatively conservative positioning of the Fund against the possibility of a rise in interest rates. The Committee considered both the short period of time the Fund has been in operation and the long experience of the Fund’s portfolio management team, and that the Fund’s total net expense ratio was in the second comparative quartile.

•	Inflation-Protected and Income Fund – The Committee considered that the Fund’s total net expense ratio is in the second comparative quartile, and that the Fund achieved performance in the second comparative quartile for the three-year period, and third-quartile performance for the one-year period. The Committee considered MassMutual’s statements that the Fund has performance in line with MassMutual’s expectations since inception and its belief that the Fund offers investors an attractive and successful diversifying strategy.

•	Strategic Emerging Markets Fund – The Committee noted that the Fund had achieved fourth quartile comparative three-year returns, although the one-year comparative return of the Fund had improved to the third quartile. MassMutual noted its disappointment in the Fund’s comparative performance record and reported that it is working with the subadviser’s management to seek to improve the Fund’s relative performance. The Committee also noted that the Fund’s expenses are in the fourth comparative quartile.

In conjunction with its review of the Third-Party Report, the Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MassMutual’s advisory relationship with the various Funds, including: (i) a description of the revenue (including management fees and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MassMutual; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MassMutual, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MassMutual’s oversight of each Fund and the subadvisory process; (ii) MassMutual’s levels of profitability from its relationship with the various Funds were not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given

88

Other Information (Unaudited) (Continued)

their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MassMutual has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts were fair and reasonable with respect to each Fund and were in the best interests of each Fund’s shareholders.

89

Other Information (Unaudited) (Continued)

Fund Expenses June 30, 2013

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2013:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2013.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
China Fund
Class II	$1,000	1.40%	$904.90	$6.54	$1,017.70	$6.93
Service Class I	1,000	1.65%	903.70	7.70	1,016.40	8.16
High Yield Fund
Class II	1,000	0.69%	1,036.80	3.45	1,021.10	3.42
Service Class I	1,000	0.94%	1,036.30	4.69	1,019.90	4.66
Inflation-Protected and Income Fund
Initial Class	1,000	0.80%	925.80	3.78	1,020.60	3.96
Service Class	1,000	1.05%	924.80	4.96	1,019.40	5.20
Short-Duration Bond Fund
Class II	1,000	0.55%	1,001.20	2.70	1,021.80	2.73
Service Class I	1,000	0.80%	1,000.60	3.92	1,020.60	3.96

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Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Small Cap Equity Fund
Initial Class	$1,000	0.73%	$1,196.50	$3.93	$1,020.90	$3.62
Service Class	1,000	0.98%	1,195.00	5.27	1,019.70	4.85
Strategic Emerging Markets Fund
Class II	1,000	1.40%	860.70	6.39	1,017.70	6.93
Service Class I	1,000	1.65%	859.60	7.52	1,016.40	8.16

*	Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2013, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

91

Distributor MML Distributors, LLC 1295 State Street Springfield, MA 01111-0001

© 2013 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

CRN201409-174736

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is not applicable to this filing.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	8/27/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	8/27/13

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	8/27/13